[AMERICAN EXPRESS(R) FUNDS LOGO]

AMERICAN EXPRESS(R)

VARIABLE PORTFOLIO FUNDS

SEMIANNUAL REPORT
FEB. 28, 2003

References to "Fund" throughout this semiannual report refer to the following individual funds, singularly or collectively as the context requires:

AXP(R) Variable Portfolio - Blue Chip Advantage Fund

AXP(R) Variable Portfolio - Bond Fund

AXP(R) Variable Portfolio - Capital Resource Fund

AXP(R) Variable Portfolio - Cash Management Fund

AXP(R) Variable Portfolio - Diversified Equity Income Fund

AXP(R) Variable Portfolio - Emerging Markets Fund

AXP(R) Variable Portfolio - Equity Select Fund

AXP(R) Variable Portfolio - Extra Income Fund

AXP(R) Variable Portfolio - Federal Income Fund

AXP(R) Variable Portfolio - Global Bond Fund

AXP(R) Variable Portfolio - Growth Fund

AXP(R) Variable Portfolio - International Fund

AXP(R) Variable Portfolio - Managed Fund

AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)

AXP(R) Variable Portfolio - Partners Small Cap Value Fund

AXP(R) Variable Portfolio - S&P 500 Index Fund

AXP(R) Variable Portfolio - Small Cap Advantage Fund

AXP(R) Variable Portfolio - Stock Fund

AXP(R) Variable Portfolio - Strategy Aggressive Fund

This semiannual report may contain information on funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

[AMERICAN EXPRESS(R) LOGO]

MANAGED BY: IDS LIFE INSURANCE COMPANY

TABLE OF CONTENTS

From the Chairman                                                              3
Economic and Market Update                                                     4
AXP VARIABLE PORTFOLIO - BLUE CHIP ADVANTAGE FUND
Portfolio Management Q&A                                                       5
The 10 Largest Holdings                                                        6
AXP VARIABLE PORTFOLIO - BOND FUND
Portfolio Management Q&A                                                       7
The 10 Largest Holdings                                                        9
AXP VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND
Portfolio Management Q&A                                                      10
The 10 Largest Holdings                                                       11
AXP VARIABLE PORTFOLIO - CASH MANAGEMENT FUND
Portfolio Management Q&A                                                      12
AXP VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND
Portfolio Management Q&A                                                      13
The 10 Largest Holdings                                                       14
AXP VARIABLE PORTFOLIO - EMERGING MARKETS FUND
Portfolio Management Q&A                                                      15
The 10 Largest Holdings                                                       16
AXP VARIABLE PORTFOLIO - EQUITY SELECT FUND
Portfolio Management Q&A                                                      17
The 10 Largest Holdings                                                       18
AXP VARIABLE PORTFOLIO - EXTRA INCOME FUND
Portfolio Management Q&A                                                      19
The 10 Largest Holdings                                                       20
AXP VARIABLE PORTFOLIO - FEDERAL INCOME FUND
Portfolio Management Q&A                                                      21
AXP VARIABLE PORTFOLIO - GLOBAL BOND FUND
Portfolio Management Q&A                                                      22
The 10 Largest Holdings                                                       23
AXP VARIABLE PORTFOLIO - GROWTH FUND
Portfolio Management Q&A                                                      24
The 10 Largest Holdings                                                       25
AXP VARIABLE PORTFOLIO - INTERNATIONAL FUND
Portfolio Management Q&A                                                      26
The 10 Largest Holdings                                                       27
AXP VARIABLE PORTFOLIO - MANAGED FUND
Portfolio Management Q&A                                                      28
The 10 Largest Holdings                                                       29
AXP VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)
Portfolio Management Q&A                                                      30
The 10 Largest Holdings                                                       31
AXP VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND
Portfolio Management Q&A                                                      32
The 10 Largest Holdings                                                       33
AXP VARIABLE PORTFOLIO - S&P 500 Index Fund
Portfolio Management Q&A                                                      34
The 10 Largest Holdings                                                       35
AXP VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND
Portfolio Management Q&A                                                      36
The 10 Largest Holdings                                                       37
AXP VARIABLE PORTFOLIO - STOCK FUND
Portfolio Management Q&A                                                      38
The 10 Largest Holdings                                                       39
AXP VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND
Portfolio Management Q&A                                                      40
The 10 Largest Holdings                                                       41
ALL FUNDS
Financial Statements                                                          42
Notes to Financial Statements                                                 61
Investments in Securities                                                     82
Results of Meeting of Shareholders                                           141

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

FROM THE CHAIRMAN

Dear Shareholders,

[PHOTO OF ARNE H. CARLSON
CHAIRMAN OF THE BOARD]

These are extraordinary times for the American economy as well as the investor. Markets like stability and can respond unfavorably to unsettling events such as war, ethical and legal misbehavior by some corporate executives, and general concerns about corporate profitability. As of early March, the U.S. equity market had completed a third consecutive year of declining stock prices, something that has not happened since 1939-1941. Although the U.S. economy is growing, the job market is stagnant, and many corporations are finding that the only way to increase profits is to engage in vigorous cost cutting.

History tells us that the U.S. business cycle will eventually turn. We also have every reason to believe that mutual funds remain one of the most effective and efficient ways to achieve long-term financial goals. To regain trust by investors, however, something more needs to happen on Wall Street. Businesses need to reward ethical behavior, focus on long-term expansion and create value for all shareholders. Oversight and performance measures such as last year's Sarbanes-Oxley Act are in place to help. In my view, this should be coupled with ongoing improvements in leadership and governance.

With this in mind, the real question is what should the investor do? I think it is fair to say that most investment experts would suggest that investors remain where they are, believing that the markets will go up. Secondly, I want you to know that American Express Financial Corporation has made significant management changes and these changes are already gaining the public's attention. For instance, the March 2003 issue of MONEY magazine wrote a positive feature on Ted Truscott, the company's new Chief Investment Officer and the work he has been doing in attracting top-flight managers. So far, these efforts are paying off with improved performance. The magazine noted, "Last year, 15 of American Express' 24 domestic-stock funds landed in the top half of their Morningstar categories; a year ago only five out of 20 did." In addition, a similar process of change is underway for fixed income funds, led by Michelle Keeley, the new Senior Vice President of Fixed-Income Investments.

The Board of American Express Funds is focused on continuing both excellence in management and further improvement in fund performance. We encourage you to continue to work closely with your financial advisor to maintain a diversified portfolio that balances risk and reward. As investors, we should not let fear distract us from our long-term goals.

On behalf of the Board,

/s/ Arne H. Carlson
Arne H. Carlson

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

ECONOMIC AND MARKET UPDATE

                       FROM CIO WILLIAM F. "TED" TRUSCOTT

Dear Shareholders,

[PHOTO OF WILLIAM F. "TED" TRUSCOTT
CHIEF INVESTMENT OFFICER
AMERICAN EXPRESS FINANCIAL CORPORATION]

U.S. stock markets continued to struggle through late 2002 and early 2003, as all major indices marked a third consecutive year with negative returns. It was the first time since the 1939-41 period that the markets experienced such a prolonged downturn. The most significant factors affecting overall performance were fear of the instability a Middle East war could bring and concern about economic growth and company earnings.

One item that proved increasingly worrisome during the winter months was the rise in energy prices. While there is some consensus that higher energy prices would not be as detrimental to the U.S. economy now as they were in the 1970s, the continued volatility of this sector still produces inflationary pressure and therefore bears monitoring.

As I have said previously, I believe it is unwise to speculate too much on the outcome of the war in Iraq or its possible effect on financial markets. Should a conflict be relatively short and successful, it may indeed give equity markets a boost. On the other hand, if a different scenario develops -- if the conflict is prolonged or aggravates political tensions -- investors may lose confidence.

Let me stress, however, that the uncertainty of this situation should not prevent us from pursuing our financial goals. For investors with long-term priorities, I would suggest that there is at least as much risk from being too cautious as there is from being too aggressive. Consider this fact: Americans now have more money in cash accounts than at any time in our history -- and at a time when the yield on those investments is at its lowest point since the Kennedy administration. Similarly, the yield on U.S. Treasury bonds, about the safest investment you can find, remains extraordinarily low: less than 4% on a 10-year bond. What these numbers suggest is that Americans are, at the moment, a very risk-averse population. And yet we all know the prime rule of investing: potential reward is commensurate with risk. In other words, no pain, no gain.

This remarkable risk aversion is disconcerting for those of us whose job is to help you reach financial goals. While bonds and cash have a place in every portfolio, they present certain risks of their own -- inflation and interest rates, for example. Even if we don't get an energy-related spike in inflation, the American Express Financial Corporation (AEFC) forecast shows prices inching up over the next year or two. This takes a bite directly out of the already-meager yields for cash and U.S. Treasuries. Inflation is arguably worse for bonds than for stocks because bonds have less upside potential. Finally, existing bonds lose value when interest rates increase, which we also expect to happen in the not-too-distant future.

Equity investing always carries risks, but I would argue that, just as stocks' upside potential was limited in the late `90s, the same can be said for cash and U.S. Treasuries right now. Corporate and high-yield bonds are a different story; values can still be found there. If you're struggling to stay on track with your financial plan, I encourage you to speak with your financial advisor or retirement plan administrator. Good information is always the best solution to fear and uncertainty. At American Express, we're here to answer your questions.

As always, thank you for investing with American Express Funds.

Yours truly,

/s/ William F. Truscott
Ted Truscott

KEY POINTS

-    PURSUE YOUR LONG-TERM FINANCIAL GOALS WITHOUT REGARD TO DAILY HEADLINES.

- VOLATILITY IN ENERGY PRICES BEARS MONITORING, BUT LIKELY WILL NOT HURT THE U.S. ECONOMY AS MUCH AS PRICE SPIKES IN THE 1970S.

- JUST AS STOCKS' UPSIDE POTENTIAL WAS LIMITED IN THE LATE '90S, THE SAME CAN BE SAID FOR CASH AND U.S. TREASURIES RIGHT NOW. CORPORATE AND HIGH-YIELD BONDS ARE A DIFFERENT STORY; VALUES CAN STILL BE FOUND THERE.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

AXP VP - BLUE CHIP ADVANTAGE FUND

Q: HOW DID AXP VP - BLUE CHIP ADVANTAGE FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED FEB. 28, 2003?

A: The Fund fell 7.82% for the period, more than its benchmark, the Standard & Poor's 500 Index, which declined 7.29%. The Lipper Large-Cap Core Funds Index, representing the Fund's peer group, dropped 7.48% over the same period.

Q:   WHAT FACTORS SIGNIFICANTLY IMPACTED PERFORMANCE OF THE FUND?

A: A continuation of negative economic, regulatory and geopolitical trends took a toll on U.S. stock markets over the past six months, hurting the Fund's performance. The U.S. economy, while clearly in a recovery mode, failed to gain momentum during the period. Particularly disappointing were retail sales over the Christmas holiday season, which contributed to a slowdown in the rate of economic growth. The biggest issue affecting investors and the economy as a whole was the threat of a possible war with Iraq. That situation appeared to have a dampening effect on the markets for most of the six months ended Feb. 28, 2003. The period began with stocks declining in September, but rallying sharply in October and November. However, the final three months saw stocks again losing ground.

     Volatile shifts in investor confidence negatively affected the Fund's return relative to the market as well. A few stocks with meaningfully negative surprises and the volatile mood in the market contributed to our disappointing results. Tenet Healthcare and H&R Block, two companies that made surprising accounting-related statements, had a negative impact on the Fund. Stock picking within the industrials sector was decidedly negative, with stocks such as Shaw Group and SPX Corporation hurting performance. Stock selection within the volatile technology industry was a positive contributor to performance, helping to offset losses in the other sectors.

Q:   DID YOU MAKE SIGNIFICANT CHANGES TO THE FUND DURING THIS PERIOD?

A: The Fund maintained its discipline of emphasizing stocks with attractive valuations, good growth dynamics and solid financial strength throughout the period. This discipline led to a few high level changes and a modest amount of turnover of our stock holdings even as the markets remained quite volatile. We took a slightly more cautious stance in our holdings of financial and industrial stocks. These changes were offset by increases in our consumer staples and technology positions relative to the S&P 500 Index. The overall market exposure and risk characteristics of the Fund remained consistent to that of the S&P 500 Index.

Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS AND HOW ARE YOU POSITIONING THE FUND?

A: We believe the market will be driven primarily by events in the Middle East and Korean Peninsula as well as domestic economic conditions in the coming months. Quick and dramatic shifts in investor sentiment should be expected, leading to a sustained high level of market volatility. The Fund continues to be guided by the discipline of favoring companies with attractive stock valuations, good growth dynamics and solid financial strength. Our goal is to outperform the S&P 500 Index without taking significantly greater risk than the Index. The Fund tends to follow the industry weightings of the Index, but we always make some adjustments in an effort to gain a performance advantage. Currently, we hold heavier-than-average positions in the food, household products, regional bank, computer hardware and computer software segments of the Index. By contrast, we have put less emphasis than the Index on chemical, auto, leisure, capital market and semiconductor companies. As always, the Fund seeks to remain fully invested in stocks.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

THE 10 LARGEST HOLDINGS

AXP VP - BLUE CHIP ADVANTAGE FUND

                                                 PERCENT                    VALUE
                                             (OF NET ASSETS)       (AS OF FEB. 28, 2003)
Microsoft                                          3.3%               $    1,848,599
Exxon Mobil                                        2.8                     1,575,125
Wal-Mart Stores                                    2.7                     1,504,277
General Electric                                   2.4                     1,366,039
Pfizer                                             2.3                     1,262,876
Citigroup                                          2.2                     1,223,577
Johnson & Johnson                                  2.1                     1,190,614
Intl Business Machines                             1.8                     1,013,349
Merck & Co                                         1.8                       981,150
Bank of America                                    1.7                       972,821

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[CHART]

THE 10 HOLDINGS LISTED HERE MAKE UP 23.1% OF NET ASSETS

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

AXP VP - BOND FUND

ON FEB. 24, 2003, TOM MURPHY, SECTOR LEADER FOR INVESTMENT GRADE CORPORATE BONDS, SUCCEEDED RAY GOODNER IN MANAGING THE DAY-TO-DAY OPERATIONS OF AXP VP - BOND FUND. BELOW, THE MANAGEMENT TEAM REVIEWS PERFORMANCE SINCE AUGUST 2002. MURPHY ALSO PROVIDES AN OUTLOOK FOR THE COMING MONTHS.

Q:   HOW DID AXP VP - BOND FUND PERFORM DURING THE FIRST HALF OF ITS FISCAL
     YEAR?

A: The Fund returned 4.71% for the six months ended Feb. 28, 2003. The Lehman Brothers Aggregate Bond Index rose 4.74% for the period. The Lipper Corporate Debt-BBB rated Funds Index, representing the Fund's peer group, rose 6.44% over the same period.

Q: HOW DID THE FUND'S POSITIONING CONTRIBUTE TO PERFORMANCE RELATIVE TO ITS BENCHMARK AND PEER GROUP?

A: For most of the past six months, we had approximately 45% of the portfolio allocated to investment-grade corporate issues and approximately 15% in low-grade corporate debt securities. Corporate bonds, both investment-grade and non-investment grade, led the bond market during this period, which helped the Fund. The Fund's holdings improved significantly as the equity markets recovered, corporate governance issues subsided, investors focused on ongoing balance sheet improvement, and liquidity/market sentiment improved. The portfolio had smaller positions in both mortgage-backed and government securities, sectors that lagged the market. However, the Fund underperformed its peer group since our competitors had even greater weightings in corporate bonds.

Q:   HAVE YOU MADE CHANGES TO THE FUND'S STRATEGY?

A: Over the last two months of the semiannual period, we trimmed our allocation to high-grade bonds; we reduced our exposure to low-grade corporate bonds to 8% and increased the Fund's weighting in mortgage-backed securities. We believe that global tensions and lingering economic concerns, combined with recent price appreciation, might trigger a decline in corporate bonds in the coming months. While we expect late 2003 growth to accelerate, especially if the Iraqi situation is resolved quickly, there remain numerous headwinds for the economy and the credit markets in the near term. As a result, we continue to opportunistically reduce our investment grade corporate bond holdings, though we are optimistic longer term.

     In addition, we began to phase out our short-dated Japanese and European bond holdings, which performed well as the dollar weakened. We do still feel like there are opportunities in other global bond sectors, primarily in non-U.S. dollar securities such as bonds denominated in Canadian, Australian or New Zealand dollars, and in longer-dated European bonds.

Q: GIVEN THE CURRENT INSTABILITY IN THE MIDDLE EAST, WHAT ARE YOUR THOUGHTS ABOUT ENERGY BONDS AS PART OF YOUR OVERALL CORPORATE BOND SECTOR ALLOCATION STRATEGY?

A: From an industry selection standpoint, the portfolio is defensively positioned, with a focus on consumer non-cyclicals and other strong cash flow generating companies and has an underlying theme of prudent diversification within our relative value framework. Energy is a tough area to invest in now. With oil and natural gas prices as high as they are, this sector is currently priced to perfection. We feel like we will have an opportunity to buy bonds in this sector later in the year, if oil prices do come down around a positive resolution of the geopolitical situation.

Q:   WHAT IS YOUR OUTLOOK FOR THE SECOND HALF OF THE FUND'S FISCAL YEAR?

A: We think the economy will grow modestly in the near term, in spite of obstacles that include the situation in Iraq, high energy prices and potential consumer weakness. Increased business spending would certainly be beneficial, but most management teams are currently in a wait-and-see mode. Resolution to the uncertainty in Iraq would likely result in much better performance from the corporate area, the economy, and the equity markets. With that, we would probably see interest rates rise, although any increases are still likely to be tempered by the economy's modest growth rate and the tame inflation environment.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Q:   HOW ARE YOU POSITIONING THE PORTFOLIO TO REFLECT YOUR OUTLOOK?

A: Overall, there are three themes to our current portfolio positioning. First, in the corporate and high-yield bond areas, we are employing a more diversified, less concentrated strategy within a more research-intensive framework. Second, we are taking a much more conservative approach to high yield bonds, given our view of the economy and near term risks. To reduce volatility versus our benchmark in the current uncertain environment, we plan to hold fewer low-quality bonds that are not in the Lehman Brothers Aggregate Bond Index.

     Third, we have adjusted the mortgage component of the Fund to make it more in line with the duration and structure of mortgages in the Index. During the past six months, we moved from an underweight position in mortgages to a market weight position while bringing in duration. We're currently seeking opportunities to add relative value within mortgages by focusing on pools that historically have had lower-than-average prepayment risks, such as low-balance mortgages, mortgages in states with less refinancing activity and servicing organizations that have historically been less aggressive in getting customers to refinance.

Q:   HOW SENSITIVE IS THE FUND TO INTEREST RATE CHANGES?

A: We have kept the Fund's duration -- a measure of interest rate sensitivity -- fairly conservative. With interest rates at historically low levels, we have found better opportunities to enhance performance through sector and individual security selection rather than increasing interest rate sensitivity. The Fund's conservative duration could help shield it from the full impact of any rate volatility later in the year. We believe the portfolio, with its current duration and its corporate bond holdings, is well positioned to generate attractive returns while preserving capital.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

THE 10 LARGEST HOLDINGS

AXP VP - BOND FUND

                                                PERCENT                  VALUE
                                            (OF NET ASSETS)      (AS OF FEB. 28, 2003)
GMAC
6.88% 2011                                        1.3%              $  25,056,624

Virginia Electric & Power
5.75% 2006                                        0.9                  16,253,370

Verizon Global Funding
7.75% 2032                                        0.8                  14,541,600

Citigroup
3.50% 2008                                        0.7                  13,337,544

Vodafone Group
7.75% 2010                                        0.7                  12,997,487

AT&T Wireless Services
7.88% 2011                                        0.7                  12,856,250

Time Warner Companies
7.57% 2024                                        0.7                  12,755,344

Citigroup
7.25% 2010                                        0.6                  11,800,950

Union Pacific
6.65% 2011                                        0.6                  11,229,108

Washington Mutual Bank
6.88% 2011                                        0.6                  11,120,719

Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[CHART]

THE 10 HOLDINGS LISTED HERE MAKE UP 7.6% OF NET ASSETS

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

AXP VP - CAPITAL RESOURCE FUND

Q: HOW DID THE AXP VP - CAPITAL RESOURCE FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED FEB. 28, 2003?

A: The Fund fell 8.01% for the period, more than its benchmark, the Standard & Poor's 500 Index, which dropped 7.29%. The Lipper Large-Cap Core Funds Index, representing the Fund's peer group, fell 7.48% for the same period.

Q:   WHAT FACTORS SIGNIFICANTLY IMPACTED PERFORMANCE OF THE FUND?

A: The six months ended Feb. 28, 2003 was a volatile period for equity markets. Stocks began the period with a very weak September, a month when the Standard & Poor's 500 Index declined more than 10%. Stocks rebounded sharply through most of October and November. Technology issues, which have been among the worst performing in the long running bear market, performed extremely well in this two-month stretch. However, the situation began to deteriorate again in December. The main issue that seemed to affect investor enthusiasm was the threat of war in Iraq. It added a level of uncertainty that began to take a toll on the level of confidence in the market, and stocks continued to decline through the end of February.

     Stock selection benefited the Fund's performance in some areas of the market. Select companies in the technology and media sectors augmented the portfolio's returns. We also enjoyed solid results among financial stocks. However, we lagged in the telecommunications sector, as we did not own some of the strongest performing issues in that sector when the market enjoyed its brief rally. An overweight position in healthcare stocks, which worked well into September, hurt the Fund in the closing months of 2002. While health services companies performed well, the pharmaceutical area generally lagged the market.

Q:   DID YOU MAKE SIGNIFICANT CHANGES TO THE FUND DURING THIS PERIOD?

A: We entered the period with the Fund already positioned somewhat defensively, steering away from stocks that were more sensitive to cyclical economic trends. Given signs that the rate of growth in the U.S. economy was slowing some in the fourth quarter of 2002, we believed it was best to avoid stocks dependent on a strong economic recovery. We also reduced what had been a strong concentration in the healthcare area, putting more assets to work in energy stocks. Unfortunately, the energy sector continued to struggle. Individual stocks that we added to the portfolio included Fannie Mae and Freddie Mac, which benefited from record home financing and refinancing activity. We also added a leisure and travel leader Cendant. We reduced our positions in two firms, Microsoft and Citigroup, during the period.

Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS AND HOW ARE YOU POSITIONING THE FUND?

A: Our outlook is mixed, as economic struggles and geopolitical concerns still hover over the market. We expect lukewarm investor confidence until the war in Iraq is resolved. Additionally, overcapacity in the telecommunications, technology, automobile and industrial sectors do not bode well for a comeback in these areas in the near term. The lack of confidence in the market and the economy that dominated the first half of the Fund's fiscal year may be balanced by a dearth of attractive investing options. With cash investments generating low yields and bond prices high after a strong run, investors may begin to turn again to stocks as a source of attractive returns. Nevertheless, we expect the market to remain volatile in the coming months. In this uncertain environment, we will continue to evaluate stocks on an individual basis, looking for companies exhibiting strong fundamentals and the potential for relative growth.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

THE 10 LARGEST HOLDINGS

AXP VP - CAPITAL RESOURCE FUND

                                                PERCENT                 VALUE
                                            (OF NET ASSETS)     (AS OF FEB. 28, 2003)
Pfizer                                            6.2%             $  111,526,800
General Electric                                  4.9                  88,383,750
Wyeth                                             4.8                  85,611,675
Microsoft                                         3.6                  64,464,000
Cendant                                           3.5                  63,211,850
Citigroup                                         3.5                  62,512,500
AmerisourceBergen                                 3.4                  60,500,000
McKesson                                          3.1                  56,077,200
Exxon Mobil                                       3.0                  53,751,600
AOL Time Warner                                   2.8                  49,921,200

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[CHART]

THE 10 HOLDINGS LISTED HERE MAKE UP 38.8% OF NET ASSETS

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

AXP VP - CASH MANAGEMENT FUND

IN DECEMBER 2002, JERRI COHEN, WHO RECENTLY JOINED AMERICAN EXPRESS FINANCIAL CORPORATION, TOOK OVER MANAGEMENT OF THE FUND.

Q: HOW DID AXP VP - CASH MANAGEMENT FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED FEB. 28, 2003?

A: The Fund returned 0.45% for the six-month period ended Feb. 28, 2003. The seven-day yield was 0.61% and the compound yield was 0.62%.

Q:   WHAT FACTORS SIGNIFICANTLY IMPACTED PERFORMANCE OF THE FUND?

A: In an environment where interest rates on short-term securities remained at historically low levels, the Fund was still able to generate a competitive return. From the beginning of the six-month period in early September through the end of 2002, interest rates on short-term securities dropped significantly. The yield on the benchmark 3-month Treasury bill declined from 1.63% at the start of the period to 1.15% by the end of December. Signs of slower growth in the economy prompted the Federal Reserve Board (the Fed) to reduce short-term interest rates in November by 0.50% to 1.25%. It was the first time the Fed cut rates in 2002 after doing it 11 times in 2001 in an effort to spur economic growth. In our view, this served as verification that the U.S. economy was far from achieving an acceptable level of growth in this slow-motion recovery. In January and February, short-term interest rates stabilized but continued to hover at very low levels. Despite the low level of interest rates, many wary investors continued to show a preference for less volatile investment choices such as AXP VP - Cash Management Fund, rather than the stock market.

Q:   DID YOU MAKE SIGNIFICANT CHANGES TO THE FUND DURING THIS PERIOD?

A: Throughout the period, the Fund's focus remained first and foremost on investing in assets in an effective manner without taking undue risks. As has always been the case, we place an emphasis on avoiding securities that have the potential for problems in the future, preferring instead the highest quality securities available. The Fund continues to seek investments that allow it to generate a competitive yield and maintain a stable net asset value.

Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS AND HOW ARE YOU POSITIONING THE FUND?

A: We expect the economy to continue to expand at a modest pace. At the same time, it appears that there is little threat that inflation will become a major problem. Productivity gains should lead to improved corporate profits. These factors should result in a fairly stable interest rate environment continuing in the near term. In the months ahead, however, the war in Iraq could create unforeseen changes in the investing environment. With this in mind, we continue to try to position the Fund in an effort to enhance income without taking unnecessary risks. Since we don't anticipate a near-term rise in interest rates, we will focus on investing in securities on the longer end of the money market spectrum during periods when they are attractively priced on the yield. At the same time, we will continue to closely monitor economic and world developments as well as the interest rate market. We will make adjustments to the portfolio whenever we feel it is in the best interests of the Fund.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 share/unit, it is possible to lose money by investing in the Fund.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

AXP VP - DIVERSIFIED EQUITY INCOME FUND

Q: HOW DID AXP VP - DIVERSIFIED EQUITY INCOME FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED FEB. 28, 2003?

A: The Fund fell 10.15% for the period, more than the Russell 1000(R) Value Index, which dropped 7.80%. The Lipper Equity Income Funds Index, representing the Fund's peer group, declined 8.30% for the same period.

Q:   WHAT FACTORS SIGNIFICANTLY IMPACTED PERFORMANCE OF THE FUND?

A: The period was marked by volatility in the equity markets, as investors continued to grapple with concerns about a disappointing U.S. economy and a tense geopolitical environment. The Fund lost significant ground in September, as did the stock market as a whole, with investors becoming increasingly concerned about the risk of a pending war with Iraq and the possible negative economic impact. The situation changed dramatically in October and November. Economically sensitive areas such as capital goods and basic materials performed very well during that period. This benefited the Fund, as we held above-average positions in both sectors. We suffered during the market rally by maintaining a limited position in technology stocks, which performed well. An underweight position in the utilities sector also hurt the Fund. These stocks, which typically pay high dividends, benefited from a proposal put forth by President Bush to eliminate most taxes on stock dividends. Prior to this proposal, we felt many companies in the utilities sector had the potential for reduced dividends as a result of declining profitability. Despite the solid rally in October and November, investors once again became cautious. The Fund lost ground in the last half of the period. The decline that occurred in that time virtually wiped out the gains we enjoyed during the two positive months of performance. As a result, the Fund suffered a negative return for the period as a whole.

Q:   DID YOU MAKE SIGNIFICANT CHANGES TO THE FUND DURING THIS PERIOD?

A: Stock selection generally helped performance, particularly in the two-month period when the market reacted favorably. The Fund added the stock of Household International just weeks before an announcement came forth that the company was being acquired by HSBC, a Hong Kong bank. Household's stock price rose on the news and we sold our position to capture profits. The Fund also bought and sold a position in Metropolitan Life, after it rapidly gained in value. We maintained an overweight position in the capital goods and basic materials segments of the market. We have reduced the Fund's holdings in the energy area. While we continue to believe in the long-term prospects for energy stocks, we are less certain about their short-term prospects in light of the war in Iraq. Specifically, the Fund reduced positions in gas firms ConocoPhillips and ChevronTexaco. As always, the Fund owns a mix of value-oriented stocks across the broad spectrum of large-, mid- and small-capitalization stocks.

Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS AND HOW ARE YOU POSITIONING THE FUND?

A: The next few months are likely to remain volatile, but there are positive signs for equities. We anticipate that the best near-term opportunities may lie with large-cap stocks, as investors begin to reallocate assets to the equity markets. Later in the year, we believe that mid- and small-cap securities will also join in a market recovery. As the economic recovery continues, the Fund's overweight position in stocks of companies that find their fortunes tied to the direction of the economy should perform better. This includes our highlighted positions in basic materials and capital goods stocks. As always, we will continue to emphasize stocks that offer attractive valuations, and will invest in equities across the market capitalization sectors.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

THE 10 LARGEST HOLDINGS

AXP VP - DIVERSIFIED EQUITY INCOME FUND

                                                 PERCENT                 VALUE
                                             (OF NET ASSETS)     (AS OF FEB. 28, 2003)
Lehman Brothers Holdings                           3.9%              $  10,056,465
Caterpillar                                        3.1                   8,073,002
ConocoPhillips                                     3.1                   7,840,755
Travelers Property Casualty Cl A                   2.4                   6,131,388
Crescent Real Estate Equities                      2.2                   5,693,309
Burlington Northern Santa Fe                       2.2                   5,648,000
Citigroup                                          2.1                   5,443,122
Ingersoll-Rand Cl A                                2.1                   5,356,916
XL Capital Cl A                                    2.0                   5,229,626
Eastman Kodak                                      2.0                   5,189,799

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[CHART]

THE 10 HOLDINGS LISTED HERE MAKE UP 25.1% OF NET ASSETS

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

AXP VP - EMERGING MARKETS FUND

Q: HOW DID THE AXP VP - EMERGING MARKETS FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED FEB. 28, 2003?

A: The Fund dropped 3.05% for the period, less than the MSCI Emerging Markets Free Index, which fell 4.90%. The Lipper Emerging Markets Funds Index, representing the Fund's peer group, declined 4.75% for the same period.

Q:   WHAT FACTORS SIGNIFICANTLY IMPACTED PERFORMANCE OF THE FUND?

A: The past six months proved to be a mixed bag for emerging markets. After suffering a significant decline in September, the Fund bounced back quickly in October and November. Investors appeared to be encouraged by prospects for a better economic environment, and put more money to work in stocks. Markets dropped again in the closing months of the period, but far less significantly than in most developing countries. Emerging market stocks tended to weather an environment of uncertainty much better than most other areas of the equity marketplace. The shift in sentiment that sent markets into negative territory again in December was due in part to a spike in oil prices and deterioration in consumer confidence. The change was most notable in Asian markets, especially Taiwan and South Korea, which are highly dependent on imported oil. Taiwan's market did bounce back in January, but gave up all of those gains again in February. Growing tensions involving North Korea as well as the war with Iraq cast a pall over world markets as the period came to a close. We are keeping a particularly close eye on how Asian markets are affected by these events, as Asia continues to represent the largest regional position in the Fund. A general lack of appetite for equities continues to be a drag on emerging markets worldwide, although they continue to offer attractive fundamentals.

Q:   DID YOU MAKE SIGNIFICANT CHANGES TO THE FUND DURING THIS PERIOD?

A: We have been managing the Fund with a somewhat cautious position, expecting that the potential for a deflationary environment could present significant challenges to the market. With demand for products and services still weak, our emphasis is on companies that show strong discipline and effective management. From a sector perspective, we favor materials and energy issues and continue to hold a smaller-than-average position in technology stocks, where weak demand continues to be a problem. We added to the Fund's holdings in South Korea after it experienced a decline in December, and continued to do so in the closing months of the six-month period. Although relations with North Korea continue to dominate that market, the slowdown in the South Korean economy has lasted for an extended period of time. We anticipate that regulators in South Korea will begin loosening restrictions imposed on the banking sector late last year, which may help create a more favorable investment environment. As the period came to an end, we reduced the Fund's position in Brazil, based on information we gathered in a recent visit there.

Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS AND HOW ARE YOU POSITIONING THE FUND?

A: We continue to believe that emerging markets will ultimately attract increased attention as investors accept that growth opportunities in developed markets are limited and that emerging markets offer a better risk/reward profile. While some markets such as Korea are going through a slight cyclical downturn after last year's strong growth, the medium-term outlook remains positive.

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

THE 10 LARGEST HOLDINGS

AXP VP - EMERGING MARKETS FUND

                                                     PERCENT                  VALUE
                                                 (OF NET ASSETS)      (AS OF FEB. 28, 2003)
Samsung Electronics (South Korea)                      5.1%                $  583,048
Anglo American (United Kingdom)                        4.4                    501,611
YUKOS ADR (Russia)                                     4.3                    492,749
Lukoil Holding ADR (Russia)                            3.5                    403,067
Companhia Vale do Rio Doce ADR (Brazil)                3.3                    377,000
Telefonos de Mexico ADR Cl L (Mexico)                  2.8                    321,485
CNOOC (Hong Kong)                                      2.6                    298,352
Chinatrust Financial Holding (Taiwan)                  2.4                    280,203
Grupo Financiero BBVA Bancomer Cl B (Mexico)           2.4                    271,930
Infosys Technologies (India)                           2.3                    259,215

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[CHART]

THE 10 HOLDINGS LISTED HERE MAKE UP 33.1% OF NET ASSETS

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

AXP VP - EQUITY SELECT FUND

Q: HOW DID THE AXP VP - EQUITY SELECT FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED FEB. 28, 2003?

A: The Fund fell 1.17%, less than the Russell MidCap(R) Growth Index, which declined 1.36%. The Lipper Mid-Cap Growth Funds Index, representing the Fund's peer group, dropped 4.75% over the same time period.

Q:   WHAT FACTORS SIGNIFICANTLY IMPACTED PERFORMANCE OF THE FUND?

A: In a period when the stock market continued to struggle significantly, the Fund actually declined by a modest amount for the six-month period ended Feb. 28, 2003. The period could be divided into three distinct segments. In September, stocks reached their lowest levels in years, as concerns about the economy and growing expectations of a war with Iraq captured the headlines. In October and November, the market rallied, which greatly benefited the Fund. Good stock selection in the consumer and capital goods areas contributed to solid gains during those two favorable months. The Fund lost some ground due to our decision to hold few stocks in the telecommunications industry. That hard-hit sector rallied significantly during the brief positive run that stocks enjoyed. However, the environment again turned negative in December, a sentiment that carried the market through the rest of the six-month period. The Iraq crisis grew, and added to it were new threats from North Korea. At the same time, the sluggish growth of the U.S. economy proved frustrating to investors. In that environment, investors reallocated assets from stocks to short-term investments. While the Fund declined in the closing months, it still outperformed the stock market as a whole. Mid-cap stocks continue to look attractive and the Fund should benefit from any positive development in the market.

Q:   DID YOU MAKE SIGNIFICANT CHANGES TO THE FUND DURING THIS PERIOD?

A: As always, we maintain a disciplined process of bottom-up stock selection. In other words, we build the portfolio based on the relative attractiveness of individual stocks, and are less concerned about industry trends or overall economic expectations. The portfolio remains well-diversified across a wide range of industry sectors, as we are investing in companies that continue to grow earnings on a sustainable basis. In late 2002, we trimmed some portfolio holdings of consumer cyclical stocks, as these selected issues had reached fairly high valuation levels. Other changes included small, select additions to the technology and healthcare sectors as attractive buying opportunities developed.

Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS AND HOW ARE YOU POSITIONING THE FUND?

A: We believe the slow and somewhat fragile economic recovery in the United States is likely to continue in 2003. Questions have been raised about the ongoing strength of consumer spending, particularly after a lackluster holiday season for retailers. Still, some analysts are more optimistic that after a long drought, business spending could begin to pick up later this year. In particular, companies could begin to invest more heavily in technology and equipment after cutting back on purchases in recent years. Of course, continued tensions in North Korea and the war with Iraq have created a high degree of uncertainty. Also, energy prices have risen in recent months, a fact that was beneficial for some of our holdings during the six-month period ended Feb. 28, 2003. While questions remain about the near-term strength of the market, we are confident in the positioning of our portfolio. Mid-cap stocks continue to look attractive, particularly when compared to larger-cap issues, and as a result, the Fund should benefit from any positive developments in the market.

Stocks of medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

THE 10 LARGEST HOLDINGS

AXP VP - EQUITY SELECT FUND

                                                     PERCENT                  VALUE
                                                 (OF NET ASSETS)      (AS OF FEB. 28, 2003)
Whole Foods Market                                     4.8%               $  5,063,028
Williams-Sonoma                                        3.8                   3,979,064
BMC Software                                           3.3                   3,448,680
Biomet                                                 3.1                   3,307,403
Fiserv                                                 3.1                   3,270,165
Fair, Isaac & Co                                       2.9                   3,003,904
Murphy Oil                                             2.8                   2,942,736
Fastenal                                               2.6                   2,727,719
Microchip Technology                                   2.5                   2,609,567
Sigma-Aldrich                                          2.4                   2,470,835

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[CHART]

THE 10 HOLDINGS LISTED HERE MAKE UP 31.3% OF NET ASSETS

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

AXP VP - EXTRA INCOME FUND

Q: HOW DID THE AXP VP - EXTRA INCOME FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED FEB. 28, 2003?

A: The Fund rose 6.04% for the period, less than the Merrill Lynch High Yield Bond Index, which gained 9.37%. The Lipper High Yield Funds Index, representing the Fund's peer group, returned 8.39% for the same period.

Q:   WHAT FACTORS SIGNIFICANTLY IMPACTED PERFORMANCE OF THE FUND?

A: The period began with some encouraging news on the economic front, which helped to increase investors' willingness to take more risk. It appeared that many companies were on more solid financial footing, and investors showed increased confidence in low-grade bonds. The Fund enjoyed particularly strong performance beginning in October, and trends remained generally favorable for the rest of the period. In fact, high-yield securities played a leadership role in what proved to be an end of the year bond market rally in 2002. The positive performance for high-yield bonds continued in January and February, helping the Fund generate a solid return for the six-month period. Our holdings in wireless telecommunications issues helped performance. This sector had struggled in the past 18 months, but our confidence in the long-term potential of these issues paid off in late 2002. In addition, bonds issued by select utility and energy-related companies worked well for us. While growth in the U.S. economy slowed in the fourth quarter of 2002, many investors became encouraged by expectations that business spending, the weakest link in the current recovery, would begin to pick up. While a number of uncertainties continued to dominate the markets, led by geopolitical tensions, high-yield bonds performed admirably against this backdrop.

Q:   DID YOU MAKE SIGNIFICANT CHANGES TO THE FUND DURING THIS PERIOD?

A: Given that the market for high-yield bonds has been particularly volatile in recent years, we sought to broaden the Fund's diversification. We also took advantage of price weakness among bonds originating from wireless telecommunications and utilities issuers to increase our position in those sectors of the market. While we avoided the troubled, non-wireless telecommunications companies, we continued to invest in wireless firms because their valuations and business prospects were compelling. Along with the changes we made in portfolio holdings, we also made efforts to more sharply define our decision-making process related to selling troubled issues. This, along with a focus on managing our individual position sizes in the Fund, should provide us with greater flexibility when managing the Fund's assets in the future in both up and down markets.

Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS AND HOW ARE YOU POSITIONING THE FUND?

A: We are optimistic in our long-term outlook for the high-yield market and the Fund. Our view appears to be supported by several factors. First, the U.S. economy continues to enjoy at least a modest recovery. Interest rates and inflation remain quite low, which works in favor of high-yield bonds. It now appears that default rates in high-yield did peak at the end of 2002, and we expect to see a declining trend in defaults in the sector in the months ahead. From a technical standpoint, the issuance of new bonds in the high yield market has been relatively light. That has helped to maintain a proper balance between supply and demand, keeping prices more stable. We also anticipate that investors are beginning to show less aversion to risk, which should result in more money coming into the high-yield marketplace. There are reasons for caution, not the least of which are global issues tied to the war in Iraq and tensions in North Korea. As always, we remain prepared for unexpected events that could create some short-term turmoil in the markets. We have structured the Fund to take advantage of an improving economic environment and will continue to seek opportunities to capitalize on attractively valued bonds that have the potential to achieve positive returns.

Higher yield corporate "junk" bond prices may fluctuate more broadly than prices of higher quality bonds. Risk of principal and income also is greater than with higher quality securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

THE 10 LARGEST HOLDINGS

AXP VP - EXTRA INCOME FUND

                                                      PERCENT                 VALUE
                                                  (OF NET ASSETS)     (AS OF FEB. 28, 2003)
Qwest Services
13.50% 2010                                             1.5%              $ 9,261,180

Nextel Communications
9.75% 2007                                              1.4                 8,637,650

Dobson/Sygnet Communications
12.25% 2008                                             1.3                 8,492,000

DirectTV Holdings/Finance
8.38% 2013                                              1.3                 8,123,500

CSC Holdings
9.88% 2013                                              1.2                 7,737,599

Vanguard Health Systems
9.75% 2011                                              1.0                 6,583,825

Varde Fund V LP                                         1.0                 6,539,859
AOA Holdings LLC
11.00% 2008                                             1.0                 6,500,001

EchoStar DBS
9.13% 2009                                              0.9                 5,954,550

Xcel Energy
7.00% 2010                                              0.8                 5,366,400

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[CHART]

THE 10 HOLDINGS LISTED HERE MAKE UP 11.4% OF NET ASSETS

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

AXP VP - FEDERAL INCOME FUND

Q: HOW DID THE AXP VP - FEDERAL INCOME FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED FEB. 28, 2003?

A: The Fund gained 2.27% for the period, less than the Lehman Brothers Aggregate Bond Index, which returned 4.74%. However, the Fund outperformed its peer group as represented by the Lipper Short U.S. Government Funds Index, which gained 1.91%. The Merrill Lynch 1-3 Year U.S. Government Index returned 2.11% for the same period.

Q:   WHAT FACTORS SIGNIFICANTLY IMPACTED PERFORMANCE OF THE FUND?

A: Fixed income markets were volatile for much of the period. Overall, interest rates moved lower for the six-month period ended Feb. 28, 2003. The U.S. economy, while still growing, seemed to be losing ground in the closing months of 2002. Investors became more skeptical about the strength of the economy in light of disappointing sales during the Christmas holiday season. At the same time, business investment also remained an issue. Overriding everything were growing tensions on the geopolitical front. It became increasingly likely that a war with Iraq was near at the same time as North Korea was turning into a new threat. All of this added to a sense of uncertainty, convincing many investors that their best option was to move money into more secure investment vehicles. Generally, that favored bonds, though the six-month period was far from a smooth ride. The market traded in a range during the period, starting with rates at the high end of the range and ending the period with rates at the low end of the range. There was considerable movement within the range over the period. Even with the volatility, the mortgages in the account performed well as the range held up over the entire period. The yield curve steepened during the period with yields on short- and intermediate-term securities, the focus of the portfolio, ending at lower rates than longer-term bonds. That worked to our benefit. However, a loss on futures detracted from Fund performance.

Q:   DID YOU MAKE SIGNIFICANT CHANGES TO THE FUND DURING THIS PERIOD?

A: Given concerns about Iraq and North Korea, it made sense to maintain a rather conservative posture in managing the Fund over the six-month period. While the economy has been slow to recover in any dramatic way, we remain cautious about the Fund's interest rate sensitivity, preparing for a time when interest rates may begin to move higher. Mortgage-backed securities remained a dominant sector in the portfolio, but we put increasing emphasis on 15-year mortgage securities while cutting back on our position of 30-year mortgage-backed securities. Within the 15-year sector, we focused on choosing securities with superior characteristics, which we believe will perform well in a low-rate environment. The 15-year securities may also provide better performance than 30-year issues when rates begin to rise. We also positioned the Treasury holdings to take advantage of the steepness of the yield curve.

Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS AND HOW ARE YOU POSITIONING THE FUND?

A: It seems likely that inflation should remain under control. Nevertheless, the possibility of some form of economic stimulus from Washington along with accelerating economic growth could combine to start sending interest rates higher and reduce the value of existing bonds. While the short-term outlook remains clouded by the war with Iraq, we anticipate that a quick U.S. victory will give a boost to the economic recovery. Still, the Federal Reserve seems likely to hold the line on short-term interest rates in the coming months. We believe the yield curve will stay steep and treasury rates will stay volatile within the range they have been in. This will give us the opportunity to maintain our mortgage-backed securities position and continue to position Treasuries to take advantage of the curve. We will maintain a neutral to slightly short position versus the Lehman Brothers Aggregate Bond Index to the level of interest rates as we expect that we will break out of the range if rates move higher.

Shares of the Fund are not insured or guaranteed by the U.S. government.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

AXP VP - GLOBAL BOND FUND

Q: HOW DID THE AXP VP - GLOBAL BOND FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED FEB. 28, 2003?

A: The Fund rose 8.89% for the period, slightly more than the Salomon Smith Barney World Government Bond Index, which returned 8.83%. The Lipper Global Income Funds Index, representing the Fund's peer group, gained 7.97% for the same period. The Lehman Global Aggregate Index returned 7.74% for the same period.

Q:   WHAT FACTORS SIGNIFICANTLY IMPACTED PERFORMANCE OF THE FUND?

A: The fixed income market around the world was one of the bright spots in an otherwise troubled investment environment over the past six months. The Fund was able to take advantage of the favorable opportunities, and generate a very solid return. We enjoyed positive performance in every month. In particular, we benefited from solid returns among our holdings of government bonds issued by foreign governments. As economies struggled throughout the world and tensions mounted over the possibility of conflicts with Iraq and North Korea, investors sought less volatile investment alternatives. Bonds drew significant interest, including foreign bond issues. That helped to boost bond values and drive interest rates lower. While government bonds were a source of strength, we also saw a turnaround in the returns of non-government issues. Prior to the beginning of the period, this segment of the market had struggled but it began to rebound in September and continued to perform well for most of the subsequent months. One other factor had a positive impact on the Fund's return. This was the surprising weakness of the dollar compared to overseas currencies. When the dollar loses ground, that benefits the return of our foreign holdings. The rapid decline of the dollar in comparison to Europe's euro and Japan's yen added to performance.

Q:   DID YOU MAKE SIGNIFICANT CHANGES TO THE FUND DURING THIS PERIOD?

A: As foreign bond markets gained ground, we reduced some of the portfolio's exposure to government and corporate bonds. Instead, we shifted more assets into bonds that are secured by an underlying asset. We also sought to more broadly diversify the portfolio's corporate bond position into a much larger number of securities. This helped to offset the impact of a possible problem in any individual issue. From a regional perspective, we held an overweight position in European bonds for much of the period. We also maintained a solid emphasis on non-government bonds, which finally enjoyed solid performance for much of the period after lagging the market for most of 2002. The Fund's interest rate sensitivity also remained somewhat aggressive, as we continue to anticipate that economic weakness will be a driving factor in the near term, keeping interest rates low.

Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS AND HOW ARE YOU POSITIONING THE FUND?

A: We enter the final six months of the Fund's fiscal year with mixed feelings about the direction of the global bond market. For most overseas markets, there seems good reason to anticipate that the interest rate environment will remain favorable. A number of foreign economies are struggling, and as a result, rates seem more likely to decline than go higher. In that case, bond values should be bolstered. Less predictable is what happens to currency markets over the coming months. After foreign currencies rallied so sharply in recent months, we're more cautious on how much the portfolio will benefit from currency trends in 2003. Still, there are reasons to believe that the dollar may be subject to some long-term weakness, though short-term fluctuations unpredictability are always a fact of life in the currency markets. We anticipate that the portfolio will continue to more heavily invest in overseas securities than those originating from domestic issuers, as we are a bit more cautious about the current status of the U.S. bond market.

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

THE 10 LARGEST HOLDINGS

AXP VP -- GLOBAL BOND FUND

                                                      PERCENT                 VALUE
                                                  (OF NET ASSETS)     (AS OF FEB. 28, 2003)
Govt of Spain
5.15% 2009                                              4.0%             $  11,421,491

Buoni Poliennali Del Tes (Italy)
8.50% 2004                                              3.1                  9,008,887

Allgemeine Hypo Bank (Germany)
5.00% 2009                                              2.6                  7,538,243

Federal Republic of Germany
4.13% 2008                                              2.1                  6,077,234

Govt of Canada
7.50% 2003                                              2.1                  5,951,711

Republic of Finland
2.75% 2006                                              2.0                  5,705,010

Govt of France
3.75% 2007                                              2.0                  5,672,561

Govt of Spain
4.25% 2007                                              1.9                  5,563,870

Federal Republic of Germany
4.50% 2009                                              1.9                  5,483,329

Govt of France
5.00% 2011                                              1.9                  5,386,647

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[CHART]

THE 10 HOLDINGS LISTED HERE MAKE UP 23.6% OF NET ASSETS

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

AXP VP - GROWTH FUND

Q: HOW DID THE AXP VP - GROWTH FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED FEB. 28, 2003?

A: The Fund declined 6.96% for the period, slightly more than the Russell 1000(R) Growth Index, which fell 6.72%. The Lipper Large-Cap Growth Funds Index, representing the Fund's peer group, dropped 8.93% for the same period.

Q:   WHAT FACTORS SIGNIFICANTLY IMPACTED PERFORMANCE OF THE FUND?

A: Volatility continued to be the driving force in the Fund's performance. We opened the six-month period with a weak September 2002. Stocks suffered a double-digit decline, reaching their lowest levels in years. Signs of weakness in the U.S. economic recovery worried investors, as did expectations that a war with Iraq would be unavoidable. Shortly after that, however, a strong, two-month rally occurred. The Fund participated in that rebound, because we had boosted our position in growth-oriented stocks that were available at very attractive price levels. However, we didn't take an overly aggressive posture, and that may have cost us some opportunity for better returns during the brief run up in prices. For instance, we held below-average positions in technology and financial services stocks. Technology issues have suffered the brunt of the bear market's wrath dating back to early 2000, but in October and November, led the market's temporary recovery. In December, stocks again began to retreat, continuing to move in that direction for the rest of the period. Once again, fears of a war with Iraq grabbed the attention of investors, and added to that were increasing concerns of a nuclear standoff with North Korea. Investors became increasingly risk-averse, and that took a particular toll on growth-oriented stocks. As a result, the Fund's return was negative for the period.

Q:   DID YOU MAKE SIGNIFICANT CHANGES TO THE FUND DURING THIS PERIOD?

A: Prior to the October rally, we had taken advantage of attractive prices among a variety stocks, particularly in the technology, financial services and healthcare areas. In November, as it became apparent that the rally wouldn't be long lasting, we trimmed back some of those positions and locked in the profits. We maintained a strong position in healthcare stocks. This sector generated mostly disappointing performance through the period, but we remained confident about the long-term prospects for stocks in this industry. We also added to the portfolio holdings in the energy sector. This is another area where we see the potential for strong stock performance even if the economic recovery remains subdued.

Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS AND HOW ARE YOU POSITIONING THE FUND?

A: There are reasons to be encouraged that stocks may finally break out of the three-year slump they've been struggling with since 2000. But the route may not be smooth or easy. The U.S economy is still mired in a less than sterling environment, including a "jobless recovery" that seems to be sapping consumer confidence, and continued reluctance on the part of businesses to increase investments in technology and equipment. Many companies may continue to have a difficult time meeting profit expectations in 2003, and even if they do, it is possible that the stock market has already priced in some of that good news. Overriding everything is the concern about the war in Iraq and equity markets seem to be anxious for a resolution. While investors wrestle with issues such as these, we continue to seek stocks of companies that offer solid, long-term growth potential. The market is likely to continue to present challenges in the short term. However, we still believe attractive investment opportunities can be identified and we will maintain our long-term approach using in-depth, proprietary investment research to support our investment decisions.

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

THE 10 LARGEST HOLDINGS

AXP VP - GROWTH FUND

                                                      PERCENT                 VALUE
                                                  (OF NET ASSETS)     (AS OF FEB. 28, 2003)
Pfizer                                                  5.2%              $  7,617,400
USA Interactive                                         3.1                  4,447,289
McDonald's                                              2.9                  4,274,901
Merck & Co                                              2.5                  3,687,225
Johnson & Johnson                                       2.3                  3,346,310
General Electric                                        1.9                  2,824,528
Procter & Gamble                                        1.9                  2,824,170
Circuit City Stores                                     1.9                  2,807,143
Microsoft                                               1.9                  2,776,360
HCA                                                     1.8                  2,550,364

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[CHART]

THE 10 HOLDINGS LISTED HERE MAKE UP 25.4% OF NET ASSETS

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

AXP VP - INTERNATIONAL FUND

Q: HOW DID THE AXP VP - INTERNATIONAL FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED FEB. 28, 2003?

A: The Fund declined 12.96% for the period, more than the MSCI EAFE Index, which dropped 10.97%. The Lipper International Funds Index, representing the Fund's peer group, fell 11.04% for the same period.

Q:   WHAT FACTORS SIGNIFICANTLY IMPACTED PERFORMANCE OF THE FUND?

A: The combination of growing geopolitical tensions and flagging economies created an environment of uncertainty that led investors to reallocate assets out of equities. In the opening month of the period, the Fund declined significantly, mirroring the situation for world markets. The environment turned around rather dramatically in October and November. The United Nations remains divided concerning what to do about Iraq's non-compliance with the U.N.'s arms reduction mandates. In addition, ongoing interest rate cuts by central banks in the U.S. and Europe gave rise to the belief than an economic recovery was on the horizon. The rate cuts in Europe were considered to be particularly beneficial, as the European Central Bank had previously been slow to trim rates despite clear signs of economic and financial distress across Europe. The rate cuts led investors to believe that the environment for corporate profits would improve. But whatever momentum was gained in the October-November period began to evaporate in December, and for the rest of the period, world equity markets reverted to their bear market ways. Weak stock selection in European markets hurt performance, however this was offset by solid gains among portfolio holdings in Japan. Interestingly, developed markets, which are emphasized in our portfolio, tended to lag the performance of emerging markets during the period.

Q:   DID YOU MAKE SIGNIFICANT CHANGES TO THE FUND DURING THIS PERIOD?

A: One reason the portfolio was hard hit was that we had positioned the Fund in stocks that tend to benefit from a solid economic recovery. When that failed to materialize, our return suffered. We made some adjustments in that regard. At the same time, we were concerned that many of our more defensive stocks had reached high valuations, and began trimming back some of those positions. We increased the Fund's exposure to the hard-hit telecommunications sector. We had been cautious of this group, which corrected heavily from its overbought levels in 2000. But recently, some of these stocks have shown signs of recovery, and we are encouraged by their prospects and attracted by their prices. Other changes in the portfolio included a reduction in utilities holdings due to more attractive opportunities in other parts of the market. We also modestly increased our exposure to German companies, where a number of stocks were attractively priced.

Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS AND HOW ARE YOU POSITIONING THE FUND?

A: We continue to believe that global economic growth rates will be moderate in 2003, but that world economies should be able to avoid falling into a recession again. This is due in large part to a more activist position by the key central banks, which appear ready to cut interest rates further if need be. More importantly, we look for business spending to pick up, and that could be the trigger for more dramatic economic growth. European economic improvement may be moderated by continued weakness in Germany. In addition, the economy in the United Kingdom has been losing steam. Japan remains weak as the labor market is being adversely affected by corporate restructuring. In addition, the Japanese government's ability to stimulate economic activity is limited by the high budget deficits and outstanding debt. The rest of Asia offers more potential. China and Hong Kong appear to be particularly strong. However, it also appears that Singapore, Australia and Korea may be weakening from cyclical peaks. We will continue to closely monitor political and economic developments worldwide, and make appropriate adjustments to the portfolio.

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

THE 10 LARGEST HOLDINGS

AXP VP - INTERNATIONAL FUND

                                                     PERCENT                  VALUE
                                                 (OF NET ASSETS)      (AS OF FEB. 28, 2003)
BP (United Kingdom)                                    4.1%               $  27,948,678
GlaxoSmithKline (United Kingdom)                       4.1                   27,528,048
Vodafone Group (United Kingdom)                        3.7                   25,134,052
Novartis (Switzerland)                                 3.7                   24,949,029
Royal Bank of Scotland Group (United Kingdom)          3.4                   23,347,235
TotalFinaElf (France)                                  3.3                   22,430,339
HSBC Holdings (United Kingdom)                         2.9                   19,484,714
Nokia (Finland)                                        2.4                   16,264,409
Nestle (Switzerland)                                   2.3                   15,428,123
Eni (Italy)                                            2.2                   14,896,440

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[CHART]

THE 10 HOLDINGS LISTED HERE MAKE UP 32.1% OF NET ASSETS

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

AXP VP - MANAGED FUND

Q: HOW DID THE AXP VP - MANAGED FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED FEB. 28, 2003?

A: The Fund fell 3.43% for the period, less than the Standard & Poor's 500 Index, which dropped 7.29%. The Lipper Flexible Portfolio Funds Index, representing the Fund's peer group, declined 4.33% for the same period. The Lipper Balanced Funds Index dropped 3.04% for the same period.

Q:   WHAT FACTORS SIGNIFICANTLY IMPACTED PERFORMANCE OF THE FUND?

A: This past six months were mixed for the stock and bond markets. In the equity portfolio, the opening month of the period, September, was one of the worst in recent years. Stocks reached low levels and the equity portion of the portfolio struggled as a result. This continued a trend that had begun earlier in the summer. But the situation changed dramatically in October and November. Investor sentiment about the economy suddenly began to improve. Stocks rallied sharply. During this period, our equity portfolio benefited from solid selection within the top-performing sectors. Most notably, our holdings in health care and industrial stocks added to returns. Unfortunately, the equity markets declined again in December, and continued to move in a negative direction for the remaining months of the period.

     The fixed income portfolio benefited from a favorable environment that held forth through the period. Interest rates declined significantly in September, rose again in October and November as expectations of an improved economy took hold, then began to trend lower for the rest of the six-month period. That created positive opportunities for our fixed income holdings. Our strong emphasis on corporate bonds hurt us when the bond market was struggling in October, but those issues began to bounce back in November and eventually aided the Fund's results. U.S. Treasury bonds enjoyed a solid rally as the period came to an end. Investors once again showed concern over a wide range of uncertainties hanging over the market, and demonstrated a preference for less volatile investment options such as bonds.

Q:   WERE THERE SIGNIFICANT CHANGES TO THE FUND DURING THIS PERIOD?

A: During the period, the portfolio manager responsible for the Fund's fixed-income securities was replaced with Tom Murphy, who joined American Express Financial Corporation in late 2002. As the equity markets were hitting their depths in the early part of the period, we continued to reallocate assets out of more volatile segments of the market, including healthcare and technology stocks. We boosted exposure to financial companies, and put an increasing focus on large-cap stocks, which we felt had the best potential to weather the difficult market environment and be an early beneficiary of an improved economy. We continue to use a very selective stock selection approach for the portfolio, a process that we believe is required in such uncertain times. In the bond portfolio, we continued to emphasize corporate debt securities. They still are attractively priced and offer more reasonable yields than other types of issues. Mortgage-backed securities also remain a prime focus of the Fund, therefore we increased our position. We continue to put more emphasis on U.S. Treasury securities. With interest rates having dropped so significantly, they seem to offer little upside potential for investors in the near term. Lastly, we reduced our exposure to corporate bonds as their market-relative value is not as attractive as mortgage-backed securities.

Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS AND HOW ARE YOU POSITIONING THE FUND?

A: Our expectations are that while an economic recovery will continue, the pace of that recovery is likely to be quite modest. Since it will likely take some time to recover from the war, we are staying cautious. Overall, we believe a slow economy will persist and corporate bonds may not have strong performance. As a result, we are staying duration neutral. Eventually, the environment for equity investors should improve, though stock markets declined for the first two months of 2003. However, the continuation of a bear market has also created more attractive buying opportunities, and we are taking a more aggressive stance with the equity portfolio in an effort to take full advantage of any potential rally. But we anticipate the stock market will remain volatile and a sustained rebound may be a slow process. The slow-growth economy could create some positive opportunities for our fixed income portfolio. While interest rates are likely to trend higher as the year progresses, we don't anticipate that the change will be dramatic in the coming months. In the near term, we will maintain a modest amount of interest rate sensitivity in the portfolio as we strive to maximize return.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

THE 10 LARGEST HOLDINGS

AXP VP - MANAGED FUND

                                                     PERCENT                  VALUE
                                                 (OF NET ASSETS)      (AS OF FEB. 28, 2003)
Citigroup                                              2.6%               $  60,845,500
ConocoPhillips                                         2.0                   45,630,000
ChevronTexaco                                          1.7                   38,502,000
Bank of America                                        1.5                   35,658,600
Exxon Mobil                                            1.3                   30,447,900

U.S. Treasury
2.25% 2004                                             1.3                   30,384,360

American Intl Group                                    1.2                   28,588,200

Federal Home Loan Mtge Corp
5.75% 2008                                             1.2                   28,287,100

Verizon Communications                                 1.2                   27,145,300
Freddie Mac                                            1.0                   24,046,000

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[CHART]

THE 10 HOLDINGS LISTED HERE MAKE UP 15.0% OF NET ASSETS

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

AXP VP - NEW DIMENSIONS FUND

Q: HOW DID THE AXP VP - NEW DIMENSIONS FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED FEB. 28, 2003?

A: The Fund declined 7.16% for the period, slightly less than the Standard & Poor's 500 Index, which dropped 7.29%. The Lipper Large-Cap Growth Funds Index, representing the Fund's peer group, fell 8.93% for the same period.

Q:   WHAT FACTORS SIGNIFICANTLY IMPACTED PERFORMANCE OF THE FUND?

A: The market proved to be exceptionally volatile once again during this six-month period. Stocks declined dramatically in September, then rebounded strongly in October and November before trending lower for the final three months of the period. We opened the Fund's fiscal year with stocks reaching depressed price levels virtually across the board. Our portfolio's defensive posture helped us weather the difficult periods reasonably well. We owned a number of blue chip companies such as Wal-Mart, Microsoft, Bank of America, 3M and Johnson and Johnson, which held up well through the six-month period. October and November saw the markets enjoy a vigorous rally, led by the most beaten-up sectors of the past three years, including telecommunications and technology stocks. We held a reduced position in both sectors, and therefore did not reap the full benefits of the rally. Still, many of the portfolio's more defensive positions performed well. Stock selection and sector weights had a significant impact on performance, both in a positive and negative way. The Fund's return was hurt by heavier-than-index positions in healthcare services and energy stocks. Both sectors struggled during the period. Even rising oil prices could not help the energy sector. However, our performance benefited from effective stock selection in the financial services area, notably Bank of America and Citigroup.

Q:   DID YOU MAKE SIGNIFICANT CHANGES TO THE FUND DURING THIS PERIOD?

A: We identified solid opportunities in the healthcare area. UnitedHealth Group was added to the Fund during the period and quickly became one of the portfolio's largest holdings. A leader among HMO companies, we believe UnitedHealth is positioned to prosper as it shows good underlying fundamentals and holds a leadership position in its marketplace. In the same sector, we added HCA, the nation's largest chain of hospitals. Amgen, a major biotechnology stock, was also added. In anticipation of improving stock prices, we slightly increased our positions in the energy sector while maintaining a heavier-than-average weighting in pharmaceutical stocks.

Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS AND HOW ARE YOU POSITIONING THE FUND?

A: The major concerns heading into the next few months are the war in Iraq and a stubbornly sluggish economic recovery. These are essentially the same issues that dominated the markets in the past six months. We remain cautious on the volatile technology sector. Even though many stocks have come down dramatically in price, the industry continues to be burdened by overcapacity issues and relatively low product demand. We have positioned the Fund to benefit from a bounce in energy stocks, though it has taken longer for that to occur than we initially expected. Oil and gasoline prices have been steadily rising, and we expect that profits should improve for our energy holdings. The big question going forward is how quickly events in Iraq will play out. A quick resolution should bolster the U.S. economy and improve the outlook for stocks. But even in that case, we don't anticipate a dramatic increase in stock prices. We will maintain a broadly diversified portfolio and continue to seek large-cap stocks of companies with solid fundamentals and better-than-average potential for growth.

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

THE 10 LARGEST HOLDINGS

AXP VP - NEW DIMENSIONS FUND

                                                     PERCENT                  VALUE
                                                 (OF NET ASSETS)      (AS OF FEB. 28, 2003)
Wal-Mart Stores                                        4.2%              $  112,950,612
Microsoft                                              3.6                   94,989,600
Bank of America                                        3.5                   94,623,384
3M                                                     3.4                   92,159,487
Amgen                                                  3.2                   84,304,055
Viacom Cl B                                            3.1                   81,883,420
Johnson & Johnson                                      2.9                   78,362,923
Citigroup                                              2.7                   72,892,342
Altria Group                                           2.6                   70,273,430
UnitedHealth Group                                     2.5                   67,969,710

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[CHART]

THE 10 HOLDINGS LISTED HERE MAKE UP 31.7% OF NET ASSETS

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

AXP VP - PARTNERS SMALL CAP VALUE FUND

PERFORMANCE SUMMARY

AXP VP - Partners Small Cap Value Fund's portfolio is managed by three independent money management firms that each invest a portion of Fund assets in value stocks of small companies to seek long-term growth of capital. For the six months ended Feb. 28, 2003, the Fund fell 7.16%, outperforming its benchmark, the Russell 2000(R) Value Index, which declined 8.50%. The broader Russell 2000(R) Index dropped 7.09%. The Fund also outpaced its peer group as represented by the Lipper Small-Cap Value Funds Index, which declined 8.59% for the period. As of Feb. 28, 2003, Royce & Associates managed 51% of the Fund's portfolio. Third Avenue Funds managed 31% and National City Investment Management Company managed 18%.

Q: WHAT FACTORS AFFECTED PERFORMANCE THE MOST FOR YOUR PORTION OF THE FUND FOR THE SIX-MONTH PERIOD ENDED FEB. 28, 2003?

ROYCE: We attribute our results to a continuing bear market and a positioning in stocks affected by a dearth of capital spending in the U.S. and abroad. U.S. economic weakness was the most significant factor. Many portfolio holdings in the consumer, health and industrial sectors struggled. One bright spot was the stock market rally that lasted from mid-October through mid-December. This helped many technology holdings. Some energy stocks enjoyed modest improvements, buoyed by increasing commodity prices.

THIRD AVENUE: Investments in electronics, semiconductor capital equipment, financial services and real estate operating companies hurt our results. These losses were partially offset by positive returns from Fund holdings in telecommunications and cable equipment companies.

NATIONAL CITY: Our sector positioning -- which reflected our belief that the U.S. economy is improving modestly -- was the primary detractor to relative performance. Stock selection was a positive source of return, as we focused on stocks we believed offered good value and reported positive news.

Q: WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO AND HOW IS IT CURRENTLY
POSITIONED?

ROYCE: The portfolio was positioned to benefit from an economic rebound, however, the cross currents of both positive and negative economic data had the economy running in place. We increased our exposure to economically sensitive industries (e.g., basic materials, industrials and technology) while reducing exposure to sectors with lofty valuations (e.g., energy). Our belief that the consumer has been exhausted as a source of continued growth led us to underweight sectors that had benefited from increased consumer spending and the mortgage refinance boom (financials/banks). Over the period, these sector strategies negatively contributed to performance. The portfolio maintained an underweight position in consumer staples and healthcare, specifically biotech, which enhanced returns for the period.

THIRD AVENUE: We initiated new positions in services, retailing, financials and technology and eliminated our holdings in Brookfield Properties, a real estate investment trust, and Energizer Holdings, the battery company. We also added to most of our existing holdings and trimmed our positions in telecommunications equipment. We continue to find many attractively priced companies in depressed sectors. To select stocks, we use a disciplined, bottom-up approach to find stocks we believe are relatively safe and cheap, based on their financial strength, reasonable managements and pricing significantly below their private market values.

NATIONAL CITY: The portfolio was positioned to benefit from an economic rebound that did not happen. We increased our exposure to economically sensitive industries (e.g., basic materials, industrials and technology) while reducing exposure to sectors with lofty valuations (e.g., energy). Our belief that the consumer has been exhausted as a source of continued growth led us to underweight sectors that had benefited from increased consumer spending and the mortgage refinance boom (financials/banks). These sector strategies negatively contributed to performance. The portfolio had an underweight position in consumer staples and biotech, which enhanced returns for the period.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Q: WHAT IS YOUR OUTLOOK FOR THE BALANCE OF FISCAL YEAR 2003?

ROYCE: As long-term value managers with a three- to five-year investment horizon, we generally do not position portfolios for short-term events. We have been buying in the midst of declining prices, especially in those areas in which the Fund has posted losses. Our thinking is that the prospects for healthcare and technology companies should eventually improve and potentially benefit the Fund's holdings. We also believe that value-oriented consumer firms can perform well in a slow-growth economy. These factors make the portfolio well positioned in our estimation for what we expect will be a volatile market in the months ahead.

THIRD AVENUE: We are excited about the valuations, financial positions and long-term growth prospects for the companies in our portfolio. We would expect many of our companies to continue to use their financial strength to buy valuable assets at depressed prices. Recently, two of our portfolio holdings, Triquint Semiconductor and Belfuse, bought assets at bargain prices from distressed sellers. Alternatively, we believe some companies in our portfolio may be acquired or taken private given their highly attractive valuations and attractive long-term outlooks.

NATIONAL CITY: When we look at our three "R"s (relative valuation, relative earnings and rates) they provide positive signals for small cap stocks. While the difference in valuation between large and small company stocks has narrowed, small caps still sell below average relative to large caps when measured by business cash flow. Earnings revisions have also been positive for small caps. We see this as an important driver of investor sentiment about small companies. Finally, interest rates are the lowest in more than four decades. We believe this increases investors' appetite for risk and, in our view, increases the chances that small caps will outperform large caps.

Stocks of small-sized companies may be subject to more abrupt or erratic price movements, more so than stocks of larger companies. Some of these companies may also have fewer financial resources.

THE 10 LARGEST HOLDINGS

AXP VP - PARTNERS SMALL CAP VALUE FUND

                                                     PERCENT                  VALUE
                                                 (OF NET ASSETS)      (AS OF FEB. 28, 2003)
Forest City Enterprises Cl A                           1.4%                $  1,181,492
LNR Property                                           1.3                    1,094,286
KEMET                                                  1.3                    1,065,330
American Power Conversion                              1.3                    1,043,188
Comverse Technology                                    1.1                      914,940
Trinity Inds                                           1.1                      863,992
Electro Scientific Inds                                1.0                      860,930
Maxwell Shoes Cl A                                     1.0                      829,363
Catellus Development                                   1.0                      799,200
Park Electrochemical                                   1.0                      784,385

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[CHART]

THE 10 HOLDINGS LISTED HERE MAKE UP 11.5% OF NET ASSETS

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

AXP VP - S&P 500 INDEX FUND

Q: HOW DID THE AXP VP - S&P 500 INDEX FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED FEB. 28, 2003?

A: The Fund fell 7.49% for the period, slightly more than the Standard & Poor's 500 Index, which dropped 7.29%. The Lipper S&P 500 Funds Index, representing the Fund's peer group, declined 7.44% for the same period.

Q:   WHAT FACTORS SIGNIFICANTLY IMPACTED PERFORMANCE OF THE FUND?

A: Equity markets continued to create challenges for investors, although there was some glimmer of hope during the period. We began the Fund's fiscal year with the stock market in the throes of yet another slump. The Standard & Poor's 500 index, which the Fund seeks to replicate, declined by more than 10% in September. Investors showed continuing concern about growing world tensions and continued problems with the U.S. economy. But October brought about a significant change of heart, and over the next two months, the Index more than made up for September's dramatic losses. Industries that had been suffering the brunt of the market's wrath in the past few years rebounded significantly in October and November. These included software and services, technology hardware and telecommunications services companies. In this brief time, virtually all segments of the stock market moved in a positive direction. But in November, concerns centered on the crisis with Iraq and looming problems with North Korea seemed to stifle what had been a more optimistic market. In addition, there were further signs that the U.S. economy was going to continue to grow at a very slow pace. From December through February, stocks again moved lower, and that proved to be a major setback for the Fund. Investor uncertainty remained at a very high level in the early part of 2003, ending the period on a weak note for equity markets.

Q:   DID YOU MAKE SIGNIFICANT CHANGES TO THE FUND DURING THIS PERIOD?

A: Under normal circumstances, the only changes we make to the Fund occur in order to keep the portfolio consistent with the S&P 500 Index. Periodically, Standard & Poor's will add and remove stocks from the Index. Often, stocks are eliminated as a result of one company being acquired by another company, therefore eliminating the stock of the acquired firm. But in the bear market environment, merger and acquisition activity has been subdued, so the number of changes has been somewhat limited. When changes were made in the Index, we adjusted the portfolio accordingly so the Fund continues to replicate the Index. There was also a management change during the period. James M. Johnson is no longer a manager on this Fund.

Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS AND HOW ARE YOU POSITIONING THE FUND?

A: The stock market has shown signs that it may be close to putting the long lasting bear market behind it. With stock prices reaching such low levels, equities may begin to look more attractive to investors with a long-term time horizon. In addition, there are signs that capital expenditures by businesses, the weakest part of the economy, may begin to recover. If so, and if consumer spending held up as it has through most of the economy's struggles, the profit picture for many companies should improve. That would help drive up stock prices. Concerns related to global tensions and possible weakness in the consumer sector could have an impact on the market, and that is a situation that will be closely monitored. However, as always, we strive to remain fully invested in stocks that make up the S&P 500 Index.

"Standard & Poor's(R)," "S&P," "S&P 500(R)" and "Standard & Poor's 500(R)" are trademarks of The McGraw-Hill Companies, Inc. These trademarks have been licensed for use by American Express Financial Advisors Inc. The Fund is not sponsored, endorsed, sold or promoted by "Standard & Poor's" or any of its subsidiaries or affiliates (the "Licensors") and the Licensors make no representation regarding the advisability of investing in the Fund.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

THE 10 LARGEST HOLDINGS

AXP VP - S&P 500 INDEX FUND

                                                      PERCENT                 VALUE
                                                  (OF NET ASSETS)     (AS OF FEB. 28, 2003)
Microsoft                                               3.2%              $  3,563,863
General Electric                                        3.0                  3,365,580
Exxon Mobil                                             2.9                  3,219,244
Wal-Mart Stores                                         2.7                  2,983,227
Pfizer                                                  2.3                  2,584,141
Citigroup                                               2.1                  2,408,182
Johnson & Johnson                                       1.9                  2,191,098
Intel Business Machines                                 1.6                  1,852,717
American Intl Group                                     1.6                  1,808,203
Merck & Co                                              1.5                  1,665,791

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[CHART]

THE 10 HOLDINGS LISTED HERE MAKE UP 22.8% OF NET ASSETS

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

AXP VP - SMALL CAP ADVANTAGE FUND

Q: HOW DID THE AXP VP SMALL CAP ADVANTAGE FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED FEB. 28, 2003?

A: The Fund performed better than its benchmark and peer group, but still lost ground for the period. In other words, good results translated into moderate losses in the context of a bear market. The Fund declined 6.33% for the period while the Russell 2000(R) Index fell 7.09%. The Lipper Small-Cap Core Funds Index, representing the Fund's peer group, dropped 7.55% for the same period. Although declines are disappointing, the experience of the past few years underscores the importance of mitigating losses in a down market, and in this regard, the Fund achieved its goal.

Q:   WHAT FACTORS SIGNIFICANTLY IMPACTED PERFORMANCE OF THE FUND?

A: Early in this period, we saw a continuation of the sharp deterioration in stock prices that began last summer, and the equity markets reached their lowest levels in years. Persistent concerns about the economy, corporate accounting practices, conflict with Iraq and fears of terrorism all contributed to an environment dominated by risk aversion and negative investor sentiment. The severity of this sell-off provided the basis for a rebound, which was led by the more speculative stocks in the technology, telecommunications and biotechnology sectors -- those sectors that had performed the worst during the decline -- posted significant gains, while stocks in defensive stocks posted positive returns, but lagged considerably. The rally proved to be short-lived, lasting only through the end of November. In general, stocks declined steadily from December through the end of February. For the period, small-cap growth stocks performed better than small-cap value stocks, but the difference in returns between the two categories was narrower than in it has been over the past few years.

     The Fund mirrors the Russell 2000(R) Index in terms of sector and market capitalization, and focuses on stocks that we believe have the best potential to perform well. Accordingly, the Fund's outperformance of the Index during this period is attributable to good stock selection. Most notably, the Fund's holdings in capital goods and energy performed consistently well. On the other hand, our holdings in technology slightly underperformed the overall sector's return during the speculative run-up. Throughout this variable period in the market, the Fund's focus on diversification and risk management also proved to be beneficial.

Q:   DID YOU MAKE SIGNIFICANT CHANGES TO THE FUND DURING THIS PERIOD?

A: Our strategy is to build a diversified and balanced portfolio of promising stocks from all sectors of the economy. Consistent with this approach, the Fund remained invested in both growth and value stocks representing a range of industries in all sectors. We continued to hold a more diversified group of stocks in the technology, biotechnology and telecommunications sectors. This tactic diffused some of the company-specific risks associated with these sectors, and still positioned the Fund to benefit when these stocks rallied in October and November. Overall, we remained focused on owning stocks with attractive valuations and stable or improving earnings across a broad range of industries.

Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS AND HOW ARE YOU POSITIONING THE FUND?

A: We are cautiously optimistic about the direction of the stock market as we begin 2003. The groundwork has been laid for a better economy, but the market still must cope with some significant risks. One of those is that consumer spending, the key to maintaining a modest rate of economic growth in 2002, may be weakening. Another issue is whether business spending, a sore spot in the economy in recent years, will finally begin to recover. If it doesn't, the economy could face additional problems. Another risk is the long-term impact of the war with Iraq. To a certain extent, the market may have already accounted for some of these risks. Beyond that, we continue to believe that small-cap stocks are attractively priced, and could be in a position to generate solid performance once the war is over. An improving economy should support more economically sensitive stocks, a trend that would prove beneficial to the Fund. We expect the difference between the returns of small-cap growth and small-cap value to continue to narrow, as we saw in this period. We will continue to monitor developments carefully and make adjustments to the portfolio as required.

Stocks of small-sized companies may be subject to more abrupt or erratic price movements more so than stocks of larger companies. Some of these companies also may have fewer financial resources.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

THE 10 LARGEST HOLDINGS

AXP VP - SMALL CAP ADVANTAGE FUND

                                                      PERCENT                 VALUE
                                                  (OF NET ASSETS)     (AS OF FEB. 28, 2003)
UGI                                                     0.7%              $  444,056
Energen                                                 0.7                  422,412
Donnelley (RH)                                          0.6                  393,700
Toro                                                    0.6                  364,587
ONEOK                                                   0.6                  349,769
Thornburg Mtge                                          0.6                  349,460
Pharmaceutical Resources                                0.6                  340,794
Standard Commercial                                     0.5                  336,840
NBTY                                                    0.5                  323,628
CPB                                                     0.5                  321,749

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[CHART]

THE 10 HOLDINGS LISTED HERE MAKE UP 5.9% OF NET ASSETS

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

AXP VP - STOCK FUND

Q: HOW DID THE AXP VP - STOCK FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED FEB. 28, 2003?

A: The Fund dropped 8.37% for the period, more than the Standard & Poor's 500 Index, which fell 7.29%. The Lipper Large-Cap Core Funds Index, representing the Fund's peer group, declined 7.48% for the same period.

Q:   WHAT FACTORS SIGNIFICANTLY IMPACTED PERFORMANCE OF THE FUND?

A: The equity markets were volatile in the past six months, and this affected the Fund. September brought about the continuation of a significant market slide that began earlier in the summer. We managed to perform better than the market as a whole (as measured by the S&P 500 Stock Index) during the month thanks to our focus on more defensive stocks that were less subject to volatility. In October and November, amidst a flurry of mixed economic signals, stocks recovered some of that lost ground. Because we generally avoided higher-risk sectors, such as technology and telecommunications, which led the two-month rally, we did not keep pace with the market during that period. However, the rebound was short-lived, and reality set in again in December as the markets began to backtrack. Investors found themselves balancing some much sought after positive news on the economy with growing concerns about tensions with Iraq and North Korea. By early 2003, the threat of war grabbed center stage, and investor uncertainty took a toll on the stock market. If anything, investors became more concerned that the economic recovery was at risk due to the shaky world situation. Our more defensive approach proved beneficial to the Fund during these difficult months, and our performance held up better than that of the market as a whole, though we still ended the period in negative territory.

Q:   DID YOU MAKE SIGNIFICANT CHANGES TO THE FUND DURING THIS PERIOD?

A: The modest changes we made to the portfolio were focused on investing in stocks of companies that should benefit from a pickup in demand for goods. This included firms in the basic materials and industrial sectors. We also tried to capitalize on another notable event of recent months, the weakness of the dollar compared to foreign currencies. Where available, we added companies that should benefit from higher export activity as a result of the dollar's decline. We have put less emphasis on financial services stocks and consumer companies that are not highly dependent on economic circumstances to generate business (such as food companies).

Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS AND HOW ARE YOU POSITIONING THE FUND?

A: While the U.S. economy remains sluggish, we continue to anticipate improvement in the rate of economic growth during 2003. That is why we have maintained a focus on stocks of companies that should benefit from increased demand. The critical issue facing the market as we ended the six-month period was the prospect of war with Iraq. While the market is not likely to rebound dramatically, we anticipate a better environment for equity investors as 2003 progresses. In a market where a somewhat stable level of growth is expected, effective stock selection will play a critical role in determining the level of success we are able to enjoy. Dividend-paying stocks, an important part of our portfolio, have performed well in the last 12 months, and should continue to draw investor interest. While some risks certainly exist that could negatively impact stocks, particularly in foreign policy issues, we are hopeful that the coming months will provide more positive opportunities for equity investors.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

THE 10 LARGEST HOLDINGS

AXP VP - STOCK FUND

                                                     PERCENT                  VALUE
                                                 (OF NET ASSETS)      (AS OF FEB. 28, 2003)
3M                                                     3.5%                $  246,602
USA Interactive                                        3.0                    215,496
General Electric                                       2.9                    204,184
Pfizer                                                 2.3                    165,232
Microsoft                                              2.2                    155,756
Medtronic                                              2.1                    146,705
Wyeth                                                  2.0                    138,991
Baxter Intl                                            2.0                    138,742
Intl Paper                                             1.9                    138,579
Weyerhaeuser                                           1.8                    131,405

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[CHART]

THE 10 HOLDINGS LISTED HERE MAKE UP 23.7% OF NET ASSETS

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

AXP VP - STRATEGY AGGRESSIVE FUND

Q: HOW DID THE AXP VP - STRATEGY AGGRESSIVE FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED FEB. 28, 2003?

A: The Fund fell 3.08% for the period, more than the Russell MidCap(R) Growth Index, which declined 1.36%. However, the Fund outperformed the Lipper Mid-Cap Growth Funds Index, which dropped 4.75% for the period.

Q:   WHAT FACTORS SIGNIFICANTLY IMPACTED PERFORMANCE OF THE FUND?

A: In a period where equity markets generally continued to struggle, mid-cap growth stocks, and the Fund, managed to weather the storm a bit better than most other parts of the market. However, returns were negative for the period. The period began with a very weak September, which dragged out a significant market decline that started earlier in the summer. Investors were still concerned about issues ranging from corporate accounting problems to the growing crisis involving Iraq. Our stock selection in the technology sector detracted from performance as the lower-quality stocks that we generally do not own rallied in October. The rally held forth through November, thanks in part to an interest rate cut implemented by the Federal Reserve after the November elections. By December the Iraq situation began to take center stage, with additional uncertainty added by ongoing terrorist threats and the possibility of a confrontation involving North Korea. Investors again became more risk-averse, and turned away from the stock market. For the last three months of the period, stocks lost ground, though mid-cap growth stocks held up reasonably well compared to their large-cap counterparts. Our stock selection and underweight position in consumer staples helped our performance relative to the benchmark during the period.

Q:   DID YOU MAKE SIGNIFICANT CHANGES TO THE FUND DURING THIS PERIOD?

A: We remained focused on our disciplined process of bottom-up investing. Our stock selection process is not driven by economic or industry trends. Rather, we closely analyze individual companies and build the portfolio on a stock-by-stock basis. The portfolio was well diversified across a number of sectors, invested in high-quality growth stocks. We selectively added to our technology holdings, taking advantage of stocks that had been hard hit and offered attractive values. We focused on technology firms that operate in business niches that we think are likely to outperform broader-based companies in the current market. We trimmed the Fund's holdings in healthcare and consumer staples holdings, seeking to take advantage of better opportunities emerging in industrial and basic materials stocks that should benefit from a cyclical economic recovery.

Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS AND HOW ARE YOU POSITIONING THE FUND?

A: In our bottom-up, fundamental investment process, we look for companies that are growing faster than other companies. We are confident that despite market conditions, there are attractive growth opportunities that have the potential to generate attractive results for the portfolio. In our visits with various companies, we're seeing signs of positive economic trends that should improve prospects for stocks. We believe that the economy may be in the early stages of a slow, cyclical recovery, and we intend to try to take advantage of that trend.

Stocks of small- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

THE 10 LARGEST HOLDINGS

AXP VP - STRATEGY AGGRESSIVE FUND

                                         PERCENT                  VALUE
                                     (OF NET ASSETS)        (AS OF FEB. 28, 2003)
Intuit                                     2.6%                $   21,906,720
Starbucks                                  2.4                     20,331,161
Apollo Group Cl A                          2.4                     20,065,220
Microchip Technology                       2.3                     19,265,650
Fiserv                                     2.3                     19,012,400
MedImmune                                  2.2                     18,726,239
Gilead Sciences                            2.2                     18,428,000
Westwood One                               2.2                     18,059,440
Forest Laboratories                        2.1                     17,928,000
Krispy Kreme Doughnuts                     1.8                     15,143,850

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[CHART]

THE 10 HOLDINGS LISTED HERE  MAKE UP 22.5% OF NET ASSETS

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                  AXP VP -                             AXP VP -
                                                                                 BLUE CHIP           AXP VP -          CAPITAL
                                                                                 ADVANTAGE             BOND            RESOURCE
FEB. 28, 2003 (UNAUDITED)                                                          FUND                FUND              FUND
ASSETS
Investments in securities, at value (Note 1)*
   (identified cost $65,245,264, $2,074,645,645 and $1,994,709,133)           $    55,935,538    $ 2,113,036,017    $ 1,806,995,840
Cash in bank on demand deposit                                                        215,605            195,663             76,082
Receivable for investment securities sold                                               5,400         65,865,786          9,088,372
Dividends and accrued interest receivable                                             103,014         17,320,224          2,977,191
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                       56,259,557      2,196,417,690      1,819,137,485
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders (Note 1)                                            163,492          7,775,376          5,080,635
Payable for investment securities purchased                                           262,923         71,261,475          9,093,654
Unrealized depreciation on foreign currency contracts held, at
  value (Notes 1 and 5)                                                                    --            608,445                 --
Payable for securities purchased on a when-issued basis (Note 1)                           --        203,758,527                 --
Accrued investment management services fee                                             24,189            857,886            863,743
Accrued distribution fee                                                                5,399            177,811            173,219
Accrued administrative services fee                                                     1,728             67,848             66,194
Payable upon return of securities loaned (Note 6)                                          --         35,756,250          5,918,400
Other accrued expenses                                                                 23,897            156,009            178,477
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                     481,628        320,419,627         21,374,322
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                            $    55,777,929    $ 1,875,998,063    $ 1,797,763,163
===================================================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                      $        92,542    $     1,769,566    $     1,190,999
Additional paid-in capital                                                        100,020,359      2,012,280,208      2,610,573,428
Undistributed net investment income                                                       600            441,770                 --
Accumulated net realized gain (loss) (Note 9)                                     (34,906,164)      (174,780,725)      (626,287,971)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies
   (Notes 5 and 7)                                                                 (9,429,408)        36,287,244       (187,713,293)
-----------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
 capital stock                                                                $    55,777,929    $ 1,875,998,063    $ 1,797,763,163
===================================================================================================================================
Shares outstanding                                                                  9,254,151        176,956,632        119,099,913
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                        $          6.03    $         10.60    $         15.09
-----------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                              $            --    $    35,208,700    $     5,596,176
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                  AXP VP -           AXP VP -          AXP VP -
                                                                                   CASH            DIVERSIFIED         EMERGING
                                                                                 MANAGEMENT       EQUITY INCOME         MARKETS
FEB. 28, 2003 (UNAUDITED)                                                         FUND                FUND              FUND
ASSETS
Investments in securities, at value (Note 1)*
   (identified cost $1,038,417,676, $317,670,772 and $11,323,959)             $ 1,038,417,676    $   264,944,422    $    11,143,511
Cash in bank on demand deposit                                                         67,844            627,897            114,742
Foreign currency holdings for AXP VP - Emerging Markets Fund
   (identified cost $99,521) (Note 1)                                                      --                 --             99,695
Receivable for investment securities sold                                                  --          2,145,044            225,928
Dividends and accrued interest receivable                                              95,137            660,087             19,955
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                    1,038,580,657        268,377,450         11,603,831
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders (Note 1)                                            503,419          1,416,491                 --
Payable for investment securities purchased                                                --          1,873,813             58,377
Accrued investment management services fee                                            409,522            110,833             10,306
Accrued distribution fee                                                              100,556             24,740              1,101
Unrealized depreciation on foreign currency contracts held, at
 value (Notes 1 and 5)                                                                     --                 --                 11
Accrued administrative services fee                                                    24,022              7,917                881
Payable upon return of securities loaned (Note 6)                                          --          8,555,400                 --
Other accrued expenses                                                                122,720             89,996             32,586
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                   1,160,239         12,079,190            103,262
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                            $ 1,037,420,418    $   256,298,260    $    11,500,569
===================================================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                      $    10,377,929    $       342,771    $        16,846
Additional paid-in capital                                                      1,027,045,582        334,533,335         14,059,304
Undistributed net investment income (loss)                                                 --            145,252            (22,708)
Accumulated net realized gain (loss) (Note 9)                                          (3,093)       (25,996,748)        (2,372,283)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies (Note 5)                 --        (52,726,350)          (180,590)
-----------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock      $ 1,037,420,418    $   256,298,260    $    11,500,569
===================================================================================================================================
Shares outstanding                                                              1,037,792,905         34,277,088          1,684,564
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                        $          1.00    $          7.48    $          6.83
-----------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                              $            --    $     7,753,030    $            --
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                   AXP VP -          AXP VP -          AXP VP -
                                                                                    EQUITY            EXTRA             FEDERAL
                                                                                    SELECT            INCOME            INCOME
FEB. 28, 2003 (UNAUDITED)                                                            FUND              FUND              FUND
ASSETS
Investments in securities, at value (Note 1)
   (identified cost $114,224,453, $669,020,114 and $457,248,142)              $   106,228,394    $   638,505,896    $   464,138,839
Cash in bank on demand deposit                                                         42,124            141,642             22,352
Receivable for investment securities sold                                             212,654         27,219,033            104,500
Dividends and accrued interest receivable                                              51,585         12,161,551          2,723,326
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                      106,534,757        678,028,122        466,989,017
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders (Note 1)                                                 --          3,784,268            889,234
Payable for investment securities purchased                                         1,306,307         27,257,615          3,317,830
Payable for securities purchased on a when-issued basis (Note 1)                           --          7,891,792         33,115,059
Accrued investment management services fee                                             50,131            295,063            190,922
Accrued distribution fee                                                                9,640             59,489             39,123
Accrued administrative services fee                                                     4,627             23,795             15,649
Other accrued expenses                                                                 82,460             84,237             32,267
Option contracts written, at value (premiums received,
   $69,390 for AXP VP - Federal Income Fund (Note 8)                                       --                 --            130,781
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                   1,453,165         39,396,259         37,730,865
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                            $   105,081,592    $   638,631,863    $   429,258,152
===================================================================================================================================
REPRESENTED BY
Capital stock-- $.01 par value (Note 1)                                       $       124,537    $     1,105,326    $       405,355
Additional paid-in capital                                                        116,290,261        981,354,662        421,474,858
Undistributed net investment income (loss)                                           (329,710)         2,515,098             (1,126)
Accumulated net realized gain (loss) (Note 9)                                      (3,007,437)      (315,829,005)           702,461
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies (Note 7)         (7,996,059)       (30,514,218)         6,676,604
-----------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock      $   105,081,592    $   638,631,863    $   429,258,152
===================================================================================================================================
Shares outstanding                                                                 12,453,692        110,532,631         40,535,536
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                        $          8.44    $          5.78    $         10.59
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                  AXP VP -
                                                                                  GLOBAL            AXP VP -            AXP VP -
                                                                                   BOND             GROWTH           INTERNATIONAL
FEB. 28, 2003 (UNAUDITED)                                                          FUND               FUND               FUND
ASSETS
Investments in securities, at value (Note 1)*
   (identified cost $281,812,772, $153,447,372 and $776,055,967)              $   300,523,060    $   145,786,909    $   678,213,614
Cash in bank on demand deposit                                                         91,543             20,321             45,386
Foreign currency holdings for AXP VP - Global Bond Fund and AXP VP
   - International Fund (identified cost $1,602,477 and $2,311,853) (Note 1)        1,607,352                 --          2,311,903
Receivable for investment securities sold                                           4,246,542          1,092,992          4,467,042
Dividends and accrued interest receivable                                           2,662,370            144,492          2,719,254
Unrealized appreciation on foreign currency contracts held, at value
   (Notes 1 and 5)                                                                     35,927                 --              5,161
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                      309,166,794        147,044,714        687,762,360
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders (Note 1)                                          1,912,134            126,060                 --
Payable for investment securities purchased                                         3,483,245          1,025,619          2,902,225
Unrealized depreciation on foreign currency contracts held, at value
   (Notes 1 and 5)                                                                    123,895                 --                 44
Payable for securities purchased on a when-issued basis (Note 1)                   15,079,943                 --                 --
Accrued investment management services fee                                            181,008             69,716            456,744
Accrued distribution fee                                                               26,990             13,832             66,684
Accrued administrative services fee                                                    12,834              5,533             29,550
Payable upon return of securities loaned (Note 6)                                          --            318,600          6,400,000
Other accrued expenses                                                                 36,929             66,263            205,910
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                  20,856,978          1,625,623         10,061,157
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                            $   288,309,816    $   145,419,091    $   677,701,203
===================================================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                      $       270,441    $       312,805    $     1,112,618
Additional paid-in capital                                                        277,861,175        323,742,483      1,561,501,504
Undistributed net investment income (loss)                                         (1,382,691)             2,523         (3,185,222)
Accumulated net realized gain (loss) (Note 9)                                      (7,410,215)      (170,978,699)      (784,024,872)
Unrealized appreciation (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies (Notes 5 and 7)                 18,971,106         (7,660,021)       (97,702,825)
-----------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock      $   288,309,816    $   145,419,091    $   677,701,203
===================================================================================================================================
Shares outstanding                                                                 27,044,088         31,280,469        111,261,811
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                        $         10.66    $          4.65    $          6.09
-----------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                              $            --    $       301,254    $     6,000,000
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                                                        AXP VP -
                                                                                                     AXP VP -           PARTNERS
                                                                                 AXP VP -              NEW             SMALL CAP
                                                                                 MANAGED            DIMENSIONS           VALUE
FEB. 28, 2003 (UNAUDITED)                                                         FUND                FUND                FUND
ASSETS
Investments in securities, at value (Note 1)*
   (identified cost $2,615,506,179, $2,981,997,155 and $92,809,938)           $ 2,404,979,996    $ 2,672,406,247    $    82,074,161
Cash in bank on demand deposit                                                         39,650                 --            201,770
Foreign currency holdings for AXP VP - New Dimensions Fund
   (identified cost $5,273,919) (Note 1)                                                   --          5,085,548                 --
Receivable for investment securities sold                                          44,085,407          5,715,600            594,645
Dividends and accrued interest receivable                                          12,154,166          4,813,875             42,586
U.S. government securities held as collateral (Note 6)                             31,073,160                 --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                    2,492,332,379      2,688,021,270         82,913,162
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                                          --          2,858,959                 --
Dividends payable to shareholders (Note 1)                                         12,667,961          5,462,428                 --
Payable for investment securities purchased                                        33,221,915                 --            776,538
Payable for securities purchased on a when-issued basis (Note 1)                   73,512,858                 --                 --
Accrued investment management services fee                                          1,096,892          1,264,478             63,405
Accrued distribution fee                                                              225,773            256,241              7,770
Accrued administrative services fee                                                    58,579             93,504              4,973
Payable upon return of securities loaned (Note 6)                                  49,018,260          5,461,000                 --
Other accrued expenses                                                                240,939            239,062             41,932
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                 170,043,177         15,635,672            894,618
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                            $ 2,322,289,202    $ 2,672,385,598    $    82,018,544
===================================================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value ($.001 for AXP VP - Managed Fund) (Note 1)    $       199,887    $     2,211,228    $        93,266
Additional paid-in capital                                                      2,699,103,230      3,479,110,016         95,053,229
Undistributed (excess of distributions over) net investment income                  4,512,791             80,468           (170,570)
Accumulated net realized gain (loss) (Note 9)                                    (170,627,509)      (499,236,835)        (2,221,621)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies (Note 7)       (210,899,197)      (309,779,279)       (10,735,760)
-----------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock      $ 2,322,289,202    $ 2,672,385,598    $    82,018,544
===================================================================================================================================
Shares outstanding                                                                199,887,495        221,122,817          9,326,619
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                        $         11.62    $         12.09    $          8.79
-----------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                              $    47,769,811    $     5,185,380    $            --
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                 AXP VP -           AXP VP -
                                                                                 S&P 500           SMALL CAP           AXP VP -
                                                                                  INDEX            ADVANTAGE            STOCK
FEB. 28, 2003 (UNAUDITED)                                                          FUND              FUND               FUND
ASSETS
Investments in securities, at value (Note 1)*
   (identified cost $148,548,538, $66,136,398 and $7,571,999)                 $   112,177,460    $    61,823,994    $     6,957,441
Cash in bank on demand deposit                                                        539,759            494,810            120,949
Expense reimbursement receivable from AEFC                                                 --                 --                691
Receivable for investment securities sold                                              11,205            484,816             73,869
Dividends and accrued interest receivable                                             215,866             37,243             14,649
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                      112,944,290         62,840,863          7,167,599
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders (Note 1)                                            417,931                 --              8,503
Payable for investment securities purchased                                            22,637            420,166             26,533
Accrued investment management services fee                                             24,840             37,421              2,977
Accrued distribution fee                                                               10,707              5,921                664
Accrued administrative services fee                                                     6,853              2,842                213
Payable upon return of securities loaned (Note 6)                                          --            473,000                 --
Other accrued expenses                                                                 86,483             54,098             15,046
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                     569,451            993,448             53,936
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                            $   112,374,839    $    61,847,415    $     7,113,663
===================================================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                      $       195,893    $        75,123    $         9,740
Additional paid-in capital                                                        152,350,388         78,969,044          8,419,596
Undistributed net investment income (loss)                                             13,124            (35,886)               691
Accumulated net realized gain (loss) (Note 9)                                      (3,787,141)       (12,848,462)          (701,806)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies (Note 7)        (36,397,425)        (4,312,404)          (614,558)
-----------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock      $   112,374,839    $    61,847,415    $     7,113,663
===================================================================================================================================
Shares outstanding                                                                 19,589,271          7,512,266            973,981
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                        $          5.74    $          8.23    $          7.30
-----------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                              $            --    $       448,820    $            --
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                 AXP VP -
                                                                                 STRATEGY
                                                                                AGGRESSIVE
FEB. 28, 2003 (UNAUDITED)                                                          FUND
ASSETS
Investments in securities, at value (Note 1)
   Investments in securities of unaffiliated issuers*
      (identified cost $1,011,188,112)                                        $   863,510,295
   Investments in securities of affiliated issuers
      (identified cost $3,300,002)                                                        144
---------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $1,014,488,114)                                               863,510,439
Cash in bank on demand deposit                                                          9,771
Receivable for investment securities sold                                           6,586,665
Dividends and accrued interest receivable                                              84,783
---------------------------------------------------------------------------------------------
Total assets                                                                      870,191,658
---------------------------------------------------------------------------------------------
LIABILITIES
Payable for investment securities purchased                                         4,275,000
Accrued investment management services fee                                            405,994
Accrued distribution fee                                                               80,317
Accrued administrative services fee                                                    34,668
Payable upon return of securities loaned (Note 6)                                  26,214,400
Other accrued expenses                                                                162,709
---------------------------------------------------------------------------------------------
Total liabilities                                                                  31,173,088
---------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                            $   839,018,570
=============================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                      $     1,512,947
Additional paid-in capital                                                      2,343,918,336
Net operating loss                                                                 (2,261,281)
Accumulated net realized gain (loss) (Note 9)                                  (1,353,173,757)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                (150,977,675)
---------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock      $   839,018,570
=============================================================================================
Shares outstanding                                                                151,294,678
---------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                        $          5.55
---------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                              $    25,566,950
---------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

STATEMENTS OF OPERATIONS

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                 AXP VP -                               AXP VP -
                                                                                BLUE CHIP           AXP VP -            CAPITAL
                                                                                ADVANTAGE            BOND               RESOURCE
SIX MONTHS ENDED FEB. 28, 2003 (UNAUDITED)                                        FUND               FUND                 FUND
INVESTMENT INCOME
Income:
Dividends                                                                     $       539,289    $            --    $    15,397,266
Interest                                                                               19,226         52,821,400          1,045,344
Fee income from securities lending -- net (Note 6)                                         --             43,594              2,296
-----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                          558,515         52,864,994         16,444,906
-----------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                    156,739          5,507,327          6,165,168
Distribution fee                                                                       37,071          1,141,288          1,238,446
Administrative services fees and expenses                                              12,015            451,956            490,237
Custodian fees                                                                         13,028             71,366             42,500
Compensation of board members                                                           4,567              9,283             11,050
Printing and postage                                                                    4,909            130,406            176,689
Audit fees                                                                              7,500             12,500             12,000
Other                                                                                     284              1,387              4,822
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                        236,113          7,325,513          8,140,912
   Earnings credits on cash balances (Note 2)                                            (690)              (730)              (806)
-----------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                    235,423          7,324,783          8,140,106
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                       323,092         45,540,211          8,304,800
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                  (7,401,664)         8,737,400       (232,136,860)
   Foreign currency transactions                                                           --         (1,640,689)                --
   Futures contracts                                                                  295,270           (783,141)                --
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                            (7,106,394)         6,313,570       (232,136,860)
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                   1,839,065         32,548,458         51,926,533
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                              (5,267,329)        38,862,028       (180,210,327)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $    (4,944,237)   $    84,402,239    $  (171,905,527)
===================================================================================================================================

See accompanying notes to financial statements.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                  AXP VP -         AXP VP -          AXP VP -
                                                                                   CASH          DIVERSIFIED         EMERGING
                                                                                 MANAGEMENT      EQUITY INCOME        MARKETS
SIX MONTHS ENDED FEB. 28, 2003 (UNAUDITED)                                         FUND             FUND               FUND
INVESTMENT INCOME
Income:
Dividends                                                                     $            --   $     3,788,303    $        73,982
Interest                                                                            8,631,864            81,106              5,120
Fee income from securities lending -- net (Note 6)                                         --            10,144                 --
   Less foreign taxes withheld                                                             --           (24,808)           (10,205)
----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                        8,631,864         3,854,745             68,897
----------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                  2,753,867           679,143             62,618
Distribution fee                                                                      677,077           162,934              6,712
Administrative services fees and expenses                                             171,168            54,023              5,369
Custodian fees                                                                         48,956            81,201             39,879
Compensation of board members                                                           7,275             4,567                 --
Printing and postage                                                                   64,549            14,555                946
Audit fees                                                                              9,250             7,500              7,500
Other                                                                                   1,195             1,668              2,094
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                      3,733,337         1,005,591            125,118
   Expenses waived/reimbursed by AEFC (Note 2)                                             --                --            (32,173)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    3,733,337         1,005,591             92,945
   Earnings credits on cash balances (Note 2)                                              --              (518)            (1,340)
----------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                  3,733,337         1,005,073             91,605
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                     4,898,527         2,849,672            (22,708)
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                          28       (15,511,591)          (539,053)
   Foreign currency transactions                                                           --              (332)            (3,861)
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                    28       (15,511,923)          (542,914)
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                          --       (15,400,675)           250,720
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                      28       (30,912,598)          (292,194)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $     4,898,555   $   (28,062,926)   $      (314,902)
----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                 AXP VP -          AXP VP -           AXP VP -
                                                                                  EQUITY             EXTRA             FEDERAL
                                                                                  SELECT            INCOME             INCOME
SIX MONTHS ENDED FEB. 28, 2003 (UNAUDITED)                                         FUND              FUND               FUND
INVESTMENT INCOME
Income:
Dividends                                                                     $       129,438   $       799,980    $            --
Interest                                                                               25,998        26,959,314          6,420,212
----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                          155,436        27,759,294          6,420,212
----------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                    319,040         1,831,687          1,069,300
Distribution fee                                                                       55,307           369,292            219,119
Administrative services fees and expenses                                              26,730           152,673             89,796
Custodian fees                                                                         82,875            42,383             20,582
Compensation of board members                                                           4,567             5,642              4,709
Printing and postage                                                                    6,189            40,662             12,208
Audit fees                                                                              7,250            10,500              7,750
Other                                                                                       7             2,993              1,351
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                        501,965         2,455,832          1,424,815
   Expenses waived/reimbursed by AEFC (Note 2)                                        (15,247)               --                 --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      486,718         2,455,832          1,424,815
   Earnings credits on cash balances (Note 2)                                          (1,572)              (33)              (503)
----------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                    485,146         2,455,799          1,424,312
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                      (329,710)       25,303,495          4,995,900
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                  (1,382,801)      (36,046,975)         2,308,774
   Futures contracts                                                                       --                --         (1,488,645)
   Options contracts written (Note 8)                                                      --                --            163,725
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                            (1,382,801)      (36,046,975)           983,854
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                  137,539        46,603,222          1,924,421
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                              (1,245,262)       10,556,247          2,908,275
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $    (1,574,972)  $    35,859,742    $     7,904,175
==================================================================================================================================

See accompanying notes to financial statements.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                 AXP VP -          AXP VP -           AXP VP -
                                                                                  GLOBAL            GROWTH          INTERNATIONAL
                                                                                   BOND              FUND               FUND
SIX MONTHS ENDED FEB. 28, 2003 (UNAUDITED)                                         FUND
INVESTMENT INCOME
Income:
Dividends                                                                     $            --   $       831,785    $     4,158,185
Interest                                                                            5,776,699            84,245            168,294
Fee income from securities lending -- net (Note 6)                                        209             2,728             32,665
   Less foreign taxes withheld                                                             --            (4,519)          (433,445)
----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                        5,776,908           914,239          3,925,699
----------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                  1,073,894           459,758          3,253,203
Distribution fee                                                                      159,912            89,769            476,028
Administrative services fees and expenses                                              78,205            36,822            216,188
Custodian fees                                                                          4,567            57,101             82,332
Compensation of board members                                                          35,925             4,567              6,758
Printing and postage                                                                   23,164            16,059            106,897
Audit fees                                                                              9,000             7,750             10,875
Other                                                                                     315               226              3,276
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                      1,384,982           672,052          4,155,557
   Earnings credits on cash balances (Note 2)                                          (1,900)             (866)            (1,475)
----------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                  1,383,082           671,186          4,154,082
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                     4,393,826           243,053           (228,383)
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                   4,720,342       (11,186,434)       (92,505,980)
   Foreign currency transactions                                                   (1,183,262)           (2,184)          (285,004)
   Futures contracts                                                                 (170,079)               --                 --
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                             3,367,001       (11,188,618)       (92,790,984)
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                  14,310,380           309,665        (14,270,019)
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                              17,677,381       (10,878,953)      (107,061,003)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $    22,071,207   $   (10,635,900)   $  (107,289,386)
==================================================================================================================================

See accompanying notes to financial statements.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                                                       AXP VP -
                                                                                                     AXP VP -         PARTNERS
                                                                                  AXP VP -             NEW            SMALL CAP
                                                                                  MANAGED           DIMENSIONS          VALUE
SIX MONTHS ENDED FEB. 28, 2003 (UNAUDITED)                                         FUND                FUND              FUND
INVESTMENT INCOME
Income:
Dividends                                                                     $    18,373,973   $    20,997,505    $       431,442
Interest                                                                           26,927,502           206,233             60,252
Fee income from securities lending -- net (Note 6)                                     48,008            10,898                 --
   Less foreign taxes withheld                                                         (4,050)               --             (4,875)
----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                       45,345,433        21,214,636            486,819
----------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                  7,583,082         8,737,083            373,586
Distribution fee                                                                    1,564,381         1,773,500             46,117
Administrative services fees and expenses                                             425,055           670,484             29,622
Custodian fees                                                                         91,267            73,402             94,675
Compensation of board members                                                          12,450            13,383              4,567
Printing and postage                                                                  244,581           376,906              7,988
Audit fees                                                                             11,250            11,750              7,250
Other                                                                                   4,769             1,282              5,517
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                      9,936,835        11,657,790            569,322
   Earnings credits on cash balances (Note 2)                                            (976)           (1,220)               (66)
----------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                  9,935,859        11,656,570            569,256
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                    35,409,574         9,558,066            (82,437)
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                (131,535,172)      (94,442,720)        (2,151,651)
   Foreign currency transactions                                                           --           (80,468)            (5,881)
   Futures contracts                                                                 (232,609)               --                 --
   Options contracts written (Note 8)                                                      --           180,000                 --
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                          (131,767,781)      (94,343,188)        (2,157,532)
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                   4,824,930      (133,390,808)        (3,212,394)
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                            (126,942,851)     (227,733,996)        (5,369,926)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $   (91,533,277)  $  (218,175,930)   $    (5,452,363)
==================================================================================================================================

See accompanying notes to financial statements.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                 AXP VP -          AXP VP -
                                                                                  S&P 500          SMALL CAP          AXP VP -
                                                                                  INDEX            ADVANTAGE           STOCK
SIX MONTHS ENDED FEB. 28, 2003 (UNAUDITED)                                        FUND               FUND               FUND
INVESTMENT INCOME
Income:
Dividends                                                                     $       999,918   $       316,655    $        53,388
Interest                                                                               23,190             9,714              3,683
Fee income from securities lending -- net (Note 6)                                         --             5,972                 --
   Less foreign taxes withheld                                                             --              (309)              (174)
----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                        1,023,108           332,032             56,897
----------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                    155,239           241,989             16,862
Distribution fee                                                                       66,913            38,083              3,761
Administrative services fees and expenses                                              43,247            18,377              1,204
Custodian fees                                                                         50,069            63,278             22,270
Compensation of board members                                                           4,567             4,567                 --
Printing and postage                                                                    7,299             6,062              1,499
Licensing fees                                                                          7,215                --                 --
Audit fees                                                                              7,500             7,500              7,250
Other                                                                                   1,504               388              2,314
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                        343,553           380,244             55,160
   Expenses waived/reimbursed by AEFC (Note 2)                                        (89,512)               --            (22,089)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      254,041           380,244             33,071
   Earnings credits on cash balances (Note 2)                                          (2,617)           (1,984)            (1,280)
----------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                    251,424           378,260             31,791
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                       771,684           (46,228)            25,106
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                    (354,996)       (5,952,947)          (282,919)
   Futures contracts                                                                 (189,878)               --                 --
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                              (544,874)       (5,952,947)          (282,919)
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                  (8,739,970)        1,908,200           (241,141)
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                              (9,284,844)       (4,044,747)          (524,060)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $    (8,513,160)  $    (4,090,975)   $      (498,954)
==================================================================================================================================

See accompanying notes to financial statements.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                 AXP VP -
                                                                                 STRATEGY
                                                                                AGGRESSIVE
SIX MONTHS ENDED FEB. 28, 2003 (UNAUDITED)                                        FUND
INVESTMENT INCOME
Income:
Dividends                                                                     $     1,000,826
Interest                                                                              270,872
Fee income from securities lending -- net (Note 6)                                     44,437
---------------------------------------------------------------------------------------------
Total income                                                                        1,316,135
---------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                  2,874,670
Distribution fee                                                                      570,760
Administrative services fees and expenses                                             252,171
Custodian fees                                                                         47,005
Compensation of board members                                                           7,409
Printing and postage                                                                  132,133
Audit fees                                                                             10,500
Other                                                                                   3,048
---------------------------------------------------------------------------------------------
Total expenses                                                                      3,897,696
   Earnings credits on cash balances (Note 2)                                            (589)
---------------------------------------------------------------------------------------------
Total net expenses                                                                  3,897,107
---------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                    (2,580,972)
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                 (69,088,554)
   Options contracts written (Note 8)                                                 144,370
---------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                           (68,944,184)
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                  42,524,582
---------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                             (26,419,602)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $   (29,000,574)
=============================================================================================

See accompanying notes to financial statements.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                        AXP VP - BLUE CHIP ADVANTAGE FUND            AXP VP - BOND FUND
                                                         FEB. 28, 2003      AUG. 31, 2002       FEB. 28, 2003       AUG. 31, 2002
                                                       SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED      YEAR ENDED
                                                          (UNAUDITED)                             (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $        323,092    $     526,692    $     45,540,211   $   92,978,259
Net realized gain (loss) on investments                      (7,106,394)     (13,509,279)          6,313,570      (63,284,059)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies            1,839,065       (2,735,760)         32,548,458       25,649,907
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                  (4,944,237)     (15,718,347)         84,402,239       55,344,107
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                       (320,969)        (526,692)        (46,185,629)     (92,738,533)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                           2,740,437       12,387,550         138,305,064      338,056,662
Reinvestment of distributions at net asset value                288,986          510,024          46,326,067       92,561,111
Payments for redemptions                                     (5,189,158)     (14,395,624)       (160,396,662)    (205,796,427)
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                               (2,159,735)      (1,498,050)         24,234,469      224,821,346
-----------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                      (7,424,941)     (17,743,089)         62,451,079      187,426,920
Net assets at beginning of period                            63,202,870       80,945,959       1,813,546,984    1,626,120,064
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                            $     55,777,929    $  63,202,870    $  1,875,998,063   $1,813,546,984
=============================================================================================================================
Undistributed (excess of distributions over) net
  investment income                                    $            600    $      (1,523)   $        441,770   $    1,087,188
-----------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                          AXP VP - CAPITAL RESOURCE FUND          AXP VP - CASH MANAGEMENT FUND
                                                         FEB. 28, 2003       AUG. 31, 2002       FEB. 28, 2003      AUG. 31, 2002
                                                       SIX MONTHS ENDED        YEAR ENDED      SIX MONTHS ENDED       YEAR ENDED
                                                          (UNAUDITED)                             (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $      8,304,800    $     14,929,976    $      4,898,527    $     17,771,251
Net realized gain (loss) on investments                    (232,136,860)       (392,662,025)                 28                  --
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies           51,926,533         (31,370,552)                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                (171,905,527)       (409,102,601)          4,898,555          17,771,251
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                     (8,273,259)        (13,618,196)         (4,898,527)        (17,809,621)
   Net realized gain                                                 --        (226,597,742)                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (8,273,259)       (240,215,938)         (4,898,527)        (17,809,621)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                          16,914,554          26,311,282         538,516,775       1,058,210,653
Reinvestment of distributions at net asset value              6,527,964         240,885,427           5,402,925          19,553,193
Payments for redemptions                                   (272,306,157)       (661,353,102)       (629,381,354)     (1,018,223,186)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
 transactions                                              (248,863,639)       (394,156,393)        (85,461,654)         59,540,660
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    (429,042,425)     (1,043,474,932)        (85,461,626)         59,502,290
Net assets at beginning of period                         2,226,805,588       3,270,280,520       1,122,882,044       1,063,379,754
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                            $  1,797,763,163    $  2,226,805,588    $  1,037,420,418    $  1,122,882,044
===================================================================================================================================

See accompanying notes to financial statements.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                      AXP VP - DIVERSIFIED EQUITY INCOME FUND   AXP VP - EMERGING MARKETS FUND
                                                         FEB. 28, 2003      AUG. 31, 2002       FEB. 28, 2003       AUG. 31, 2002
                                                       SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED      YEAR ENDED
                                                          (UNAUDITED)                            (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $      2,849,672    $      3,237,686    $        (22,708)   $         24,112
Net realized gain (loss) on investments                     (15,511,923)        (10,495,341)           (542,914)             (1,400)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies          (15,400,675)        (36,589,843)            250,720            (161,344)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                 (28,062,926)        (43,847,498)           (314,902)           (138,632)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                     (2,646,240)         (3,207,115)                 --              (1,018)
   Net realized gain                                                 --            (723,310)                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (2,646,240)         (3,930,425)                 --              (1,018)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                          45,329,778         285,364,171           4,000,144           5,268,091
Reinvestment of distributions at net asset value              2,293,173           3,199,218                  --               1,018
Payments for redemptions                                    (28,088,319)        (78,822,962)         (2,032,562)           (985,879)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
 transactions                                                19,534,632         209,740,427           1,967,582           4,283,230
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     (11,174,534)        161,962,504           1,652,680           4,143,580
Net assets at beginning of period                           267,472,794         105,510,290           9,847,889           5,704,309
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                            $    256,298,260    $    267,472,794    $     11,500,569    $      9,847,889
===================================================================================================================================
Undistributed (excess of distributions over) net
 investment income                                     $        145,252    $        (58,180)   $        (22,708)   $             --
-----------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                           AXP VP - EQUITY SELECT FUND             AXP VP - EXTRA INCOME FUND
                                                         FEB. 28, 2003      AUG. 31, 2002       FEB. 28, 2003       AUG. 31, 2002
                                                       SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                                          (UNAUDITED)                             (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $       (329,710)   $       (309,292)   $     25,303,495    $     53,834,235
Net realized gain (loss) on investments                      (1,382,801)         (1,472,649)        (36,046,975)       (121,077,732)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies              137,539          (7,657,601)         46,603,222           6,038,329
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                  (1,574,972)         (9,439,542)         35,859,742         (61,205,168)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                             --                  --         (22,820,471)        (54,044,758)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                          36,301,118          82,057,178         165,679,538         186,575,990
Reinvestment of distributions at net asset value                     --                  --          23,185,499          54,870,752
Payments for redemptions                                     (1,601,791)        (14,281,109)       (140,137,971)       (158,253,604)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
 transactions                                                34,699,327          67,776,069          48,727,066          83,193,138
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                      33,124,355          58,336,527          61,766,337         (32,056,788)
Net assets at beginning of period                            71,957,237          13,620,710         576,865,526         608,922,314
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                            $    105,081,592    $     71,957,237    $    638,631,863    $    576,865,526
===================================================================================================================================
Undistributed net investment income (loss)             $       (329,710)   $             --    $      2,515,098    $         32,074
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                           AXP VP - FEDERAL INCOME FUND             AXP VP - GLOBAL BOND FUND
                                                         FEB. 28, 2003       AUG. 31, 2002       FEB. 28, 2003      AUG. 31, 2002
                                                       SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                                          (UNAUDITED)                            (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $      4,995,900    $      5,496,739    $      4,393,826    $      7,830,823
Net realized gain (loss) on investments                         983,854           1,251,741           3,367,001          (2,573,044)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies            1,924,421           2,718,665          14,310,380          10,510,906
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                   7,904,175           9,467,145          22,071,207          15,768,685
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                     (4,997,026)         (5,496,739)         (5,958,705)         (9,972,691)
   Net realized gain                                         (1,387,607)           (264,298)                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (6,384,633)         (5,761,037)         (5,958,705)         (9,972,691)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                         166,655,581         182,106,477          45,253,004          58,834,310
Reinvestment of distributions at net asset value              6,206,046           5,416,056           6,107,999           8,611,585
Payments for redemptions                                    (20,831,349)        (21,995,473)        (12,005,572)        (31,869,821)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
 transactions                                               152,030,278         165,527,060          39,355,431          35,576,074
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     153,549,820         169,233,168          55,467,933          41,372,068
Net assets at beginning of period                           275,708,332         106,475,164         232,841,883         191,469,815
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                            $    429,258,152    $    275,708,332    $    288,309,816    $    232,841,883
===================================================================================================================================
Undistributed (excess of distributions over) net
 investment income                                     $         (1,126)   $             --    $     (1,382,691)   $        182,188
-----------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                               AXP VP - GROWTH FUND                AXP VP - INTERNATIONAL FUND
                                                         FEB. 28, 2003       AUG. 31, 2002       FEB. 28, 2003       AUG. 31, 2002
                                                       SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                                          (UNAUDITED)                              (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $        243,053    $          1,028    $       (228,383)   $      9,090,362
Net realized gain (loss) on investments                     (11,188,618)       (107,229,835)        (92,790,984)       (167,464,926)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies              309,665          63,547,901         (14,270,019)        (17,833,601)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                 (10,635,900)        (43,680,906)       (107,289,386)       (176,208,165)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                       (240,870)                 --                  --          (8,908,956)
   Net realized gain                                                 --                  --                  --          (2,224,868)
   Excess distributions from net investment income
     (Note 1)                                                        --                  --                  --          (4,199,167)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (240,870)                 --                  --         (15,332,991)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                          18,136,400          35,827,335         178,031,333         274,361,181
Reinvestment of distributions at net asset value                114,810                  --           4,334,132          16,483,561
Payments for redemptions                                     (6,409,606)        (24,596,876)       (270,874,355)       (535,716,623)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
 transactions                                                11,841,604          11,230,459         (88,508,890)       (244,871,881)
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         964,834         (32,450,447)       (195,798,276)       (436,413,037)
Net assets at beginning of period                           144,454,257         176,904,704         873,499,479       1,309,912,516
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                            $    145,419,091    $    144,454,257    $    677,701,203    $    873,499,479
===================================================================================================================================
Undistributed (excess of distributions over) net
 investment income                                     $          2,523    $            340    $     (3,185,222)   $     (2,956,839)
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                              AXP VP - MANAGED FUND                AXP VP - NEW DIMENSIONS FUND
                                                         FEB. 28, 2003       AUG. 31, 2002       FEB. 28, 2003      AUG. 31, 2002
                                                       SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED      YEAR ENDED
                                                          (UNAUDITED)                            (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $     35,409,574    $     77,138,997    $      9,558,066    $     17,171,597
Net realized gain (loss) on investments                    (131,767,781)         24,828,211         (94,343,188)       (140,044,412)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies            4,824,930        (476,482,350)       (133,390,808)       (466,854,646)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                 (91,533,277)       (374,515,142)       (218,175,930)       (589,727,461)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                    (31,127,533)        (77,891,964)         (9,477,598)        (17,226,808)
   Net realized gain                                        (29,213,177)       (250,253,587)                 --          (3,533,136)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (60,340,710)       (328,145,551)         (9,477,598)        (20,759,944)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                          27,512,326          35,053,958          90,131,549         239,607,332
Reinvestment of distributions at net asset value             69,320,326         327,385,104           9,129,651          17,343,868
Payments for redemptions                                   (331,708,530)       (709,804,776)       (244,714,838)       (493,298,991)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
 transactions                                              (234,875,878)       (347,365,714)       (145,453,638)       (236,347,791)
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    (386,749,865)     (1,050,026,407)       (373,107,166)       (846,835,196)
Net assets at beginning of period                         2,709,039,067       3,759,065,474       3,045,492,764       3,892,327,960
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                            $  2,322,289,202    $  2,709,039,067    $  2,672,385,598    $  3,045,492,764
===================================================================================================================================
Undistributed net investment income                    $      4,512,791    $        230,750    $         80,468    $             --
-----------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                      AXP VP - PARTNERS SMALL CAP VALUE FUND      AXP VP - S&P 500 INDEX FUND
                                                         FEB. 28, 2003       AUG. 31, 2002       FEB. 28, 2003      AUG. 31, 2002
                                                       SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                                          (UNAUDITED)                             (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $        (82,437)   $       (218,680)   $        771,684    $        837,688
Net realized gain (loss) on investments                      (2,157,532)            469,554            (544,874)         (2,639,565)
Net change in unrealized appreciation
    (depreciation) on investments and on translation
    of assets and liabilities in foreign currencies          (3,212,394)         (7,442,391)         (8,739,970)        (17,951,524)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                 (5,452,363)         (7,191,517)         (8,513,160)        (19,753,401)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                        (89,612)                 --            (755,748)           (842,615)
   Net realized gain                                           (317,725)                 --                  --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (407,337)                 --            (755,748)           (842,615)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                          26,803,395          66,069,165          27,700,563          69,263,218
Reinvestment of distributions at net asset value                407,337                  --             625,826             670,952
Payments for redemptions                                     (2,041,270)           (953,809)         (5,256,832)         (6,666,038)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                               25,169,462          65,115,356          23,069,557          63,268,132
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                      19,309,762          57,923,839          13,800,649          42,672,116
Net assets at beginning of period                            62,708,782           4,784,943          98,574,190          55,902,074
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                            $     82,018,544    $     62,708,782    $    112,374,839    $     98,574,190
===================================================================================================================================
Undistributed (excess of distributions over) net
  investment income                                    $       (170,570)   $          1,479    $         13,124    $         (2,812)
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                         AXP VP - SMALL CAP ADVANTAGE FUND             AXP VP - STOCK FUND
                                                         FEB. 28, 2003       AUG. 31, 2002       FEB. 28, 2003       AUG. 31, 2002
                                                       SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED      YEAR ENDED
                                                         (UNAUDITED)                              (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $        (46,228)   $       (120,145)   $         25,106    $         18,895
Net realized gain (loss) on investments                      (5,952,947)         (4,087,349)           (282,919)           (412,004)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies            1,908,200          (4,682,108)           (241,141)           (283,648)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                  (4,090,975)         (8,889,602)           (498,954)           (676,757)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                             --                  --             (25,503)            (18,391)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                           8,887,306          23,713,018           2,887,892           3,812,517
Reinvestment of distributions at net asset value                     --                  --              23,315              14,213
Payments for redemptions                                     (2,224,710)         (4,777,768)           (146,186)           (242,563)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
 transactions                                                 6,662,596          18,935,250           2,765,021           3,584,167
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                       2,571,621          10,045,648           2,240,564           2,889,019
Net assets at beginning of period                            59,275,794          49,230,146           4,873,099           1,984,080
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                            $     61,847,415    $     59,275,794    $      7,113,663    $      4,873,099
===================================================================================================================================
Undistributed net investment income (loss)             $        (35,886)   $         10,342    $            691    $          1,088
-----------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS

                                                                                                AXP VP - STRATEGY AGGRESSIVE FUND
                                                                                                 FEB. 28, 2003      AUG. 31, 2002
                                                                                               SIX MONTHS ENDED      YEAR ENDED
                                                                                                  (UNAUDITED)
OPERATIONS
Investment income (loss) -- net                                                                $     (2,580,972)   $     (7,402,355)
Net realized gain (loss) on investments                                                             (68,944,184)       (551,796,489)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                                                   42,524,582          55,661,883
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                                                         (29,000,574)       (503,536,961)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                                                  13,360,100          77,928,737
Reinvestment of distributions at net asset value                                                             --           2,827,564
Payments for redemptions                                                                           (136,100,932)       (400,968,776)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
 transactions                                                                                      (122,740,832)       (320,212,475)
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                            (151,741,406)       (823,749,436)
Net assets at beginning of period                                                                   990,759,976       1,814,509,412
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                                    $    839,018,570    $    990,759,976
===================================================================================================================================
Undistributed net investment income (loss)                                                     $     (2,261,281)   $        319,691
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

          AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Notes to Financial Statements

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS
(UNAUDITED AS TO FEB. 28, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Each Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, (non-diversified for AXP VP - Global Bond Fund, AXP VP - Partners Small Cap Value Fund and AXP VP - S&P 500 Index Fund) open-end management investment company. Each Fund has 10 billion authorized shares of capital stock.

The primary investments of each Fund are as follows:

AXP VP - Blue Chip Advantage Fund invests primarily in common stocks of companies that are included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

AXP VP -  Bond Fund invests primarily in bonds and other debt obligations.

AXP VP - Capital Resource Fund invests primarily in U.S. common stocks and other securities convertible into common stock.

AXP VP - Cash Management Fund invests primarily in money market instruments, such as marketable debt obligations issued by the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit and commercial paper.

AXP VP - Diversified Equity Income Fund invests primarily in dividend-paying common and preferred stocks.

AXP VP - Emerging Markets Fund invests primarily in equity securities of companies in emerging market countries.

AXP VP - Equity Select Fund invests primarily in growth stocks of medium-sized companies.

AXP VP - Extra Income Fund invests primarily in high-yielding, high risk corporate bonds (junk bonds) issued by U.S. and foreign companies and governments.

AXP VP - Federal Income Fund invests primarily in debt obligations guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.

AXP VP - Global Bond Fund invests primarily in debt securities of U.S. and foreign issuers.

AXP VP - Growth Fund invests primarily in common stocks and securities convertible into common stocks that appear to offer growth opportunities.

AXP VP - International Fund invests primarily in equity securities of foreign issuers that offer strong growth potential.

AXP VP - Managed Fund invests primarily in a combination of common and preferred stocks, convertible securities, bonds and other debt securities.

AXP VP - New Dimensions Fund invests primarily in common stocks showing potential for significant growth.

AXP VP - Partners Small Cap Value Fund invests primarily in equity securities of small capitalization companies.

AXP VP - S&P 500 Index Fund invests primarily in securities that are expected to provide investment results that correspond to the performance of the S&P 500 Index.

AXP VP - Small Cap Advantage Fund invests primarily in equity securities of small companies.

AXP VP - Stock Fund invests primarily in common stocks and securities convertible into common stocks.

AXP VP - Strategy Aggressive Fund invests primarily in securities of growth companies.

You may not buy (nor will you own) shares of each Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in each Fund.

Each Fund's significant accounting policies are summarized as follows:

USE OF ESTIMATES

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities in all Funds, except AXP VP - Cash Management Fund, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, all securities in AXP VP - Cash Management Fund are valued at amortized cost which approximates market value in order to maintain a constant net asset value of $1 per share.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Funds, except AXP VP - Cash Management Fund, may buy and sell put and call options and write covered call options on portfolio securities and write cash-secured puts. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Funds may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Funds, except AXP VP - Cash Management Fund, may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Feb. 28, 2003 foreign currency holdings for AXP VP - Global Bond Fund consisted of multiple denominations and foreign currency holdings for AXP VP - Emerging Markets Fund, AXP VP - International Fund and AXP VP - New Dimensions Fund, were entirely comprised of Taiwan Dollars.

The Funds, except AXP VP - Cash Management Fund and AXP VP - Federal Income Fund, may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete its contract obligations.

ILLIQUID SECURITIES

As of Feb. 28, 2003, investments in securities for AXP VP - Bond Fund, AXP VP - Capital Resource Fund, AXP VP - Extra Income Fund and AXP VP - Strategy Aggressive Fund, included issues that are illiquid which the Funds currently limit to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of Feb. 28, 2003, was $2,591,768, $20,924,427, $18,056,513 and $24,940,187, representing 0.14%, 1.16%, 2.83% and
2.97% of net assets for AXP VP - Bond Fund, AXP VP - Capital Resource Fund, AXP VP - Extra Income Fund and AXP VP - Strategy Aggressive Fund, respectively. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities, future capital commitments for limited partnership interests and other forward-commitments, can take place one month or more after the transaction date. During this period, when-issued securities and other forward-commitments are subject to market fluctuations, and they may affect each Fund's net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its forward-commitments. As of Feb. 28, 2003, the outstanding forward-commitments for the Funds are as follows:

                                                          WHEN-ISSUED           FUTURE               OTHER
FUND                                                      SECURITIES      CAPITAL COMMITMENTS  FORWARD-COMMITMENTS
------------------------------------------------------------------------------------------------------------------
AXP VP - Bond Fund                                   $      203,758,527   $               --   $       18,942,833
AXP VP - Extra Income Fund                                    7,891,792                   --            5,680,148
AXP VP - Federal Income Fund                                 33,115,059                   --            3,130,890
AXP VP - Global Bond Fund                                    15,079,943                   --                   --
AXP VP - Managed Fund                                        73,512,858                   --           12,896,783
AXP VP - Strategy Aggressive Fund                                    --            4,275,000                   --

Certain Funds may also enter into transactions to sell purchase commitments to third parties at current market values and concurrently acquire other purchase commitments for similar securities at later dates. As an inducement for these Funds to "roll over" their purchase commitments, these Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment.

FEDERAL TAXES

Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the subaccounts. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the timing and amount of market discount recognized as ordinary income, foreign tax credits and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the Funds.

DIVIDENDS

As of Feb. 28, 2003, dividends declared for each Fund payable March 1, 2003 are as follows:

FUND                                                         AMOUNT PER SHARE
-----------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund                               $ 0.018
AXP VP - Bond Fund                                                0.044
AXP VP - Capital Resource Fund                                    0.043
AXP VP - Diversified Equity Income Fund                           0.041
AXP VP - Extra Income Fund                                        0.035
AXP VP - Federal Income Fund                                      0.023
AXP VP - Global Bond Fund                                         0.072
AXP VP - Growth Fund                                              0.004
AXP VP - Managed Fund                                             0.063
AXP VP - New Dimensions Fund                                      0.025
AXP VP - S&P 500 Index Fund                                       0.021
AXP VP - Stock Fund                                               0.009

Distributions to the Variable Accounts are recorded as of the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared daily and distributed monthly, when available, for AXP VP - Bond Fund, AXP VP - Cash Management Fund, AXP VP - Extra Income Fund, AXP VP - Federal Income Fund and AXP VP - Global Bond Fund and declared and distributed quarterly, when available, for AXP VP - Blue Chip Advantage Fund, AXP VP - Capital Resource Fund, AXP VP - Diversified Equity Income Fund, AXP VP - Emerging Markets Fund, AXP VP - Equity Select Fund, AXP VP - Growth Fund, AXP VP - International Fund, AXP VP - Managed Fund, AXP VP - New Dimensions Fund, AXP VP - Partners Small Cap Value Fund, AXP VP - S&P 500 Index Fund, AXP VP - Small Cap Advantage Fund, AXP VP - Stock Fund and AXP VP - Strategy Aggressive Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

2. EXPENSES

The Funds have an Investment Management Services Agreement with IDSLife for managing investments, record keeping and other services that are based solely on the assets of each Fund. The management fee is a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

FUND                                                            PERCENTAGE RANGE
--------------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund                               0.560% to 0.470%
AXP VP - Bond Fund                                              0.610% to 0.535%
AXP VP - Capital Resource Fund                                  0.630% to 0.570%
AXP VP - Cash Management Fund                                   0.510% to 0.440%
AXP VP - Diversified Equity Income Fund                         0.560% to 0.470%
AXP VP - Emerging Markets Fund                                  1.170% to 1.095%
AXP VP - Equity Select Fund                                     0.650% to 0.560%
AXP VP - Extra Income Fund                                      0.620% to 0.545%
AXP VP - Federal Income Fund                                    0.610% to 0.535%
AXP VP - Global Bond Fund                                       0.840% to 0.780%
AXP VP - Growth Fund                                            0.630% to 0.570%
AXP VP - International Fund                                     0.870% to 0.795%
AXP VP - Managed Fund                                           0.630% to 0.550%
AXP VP - New Dimensions Fund                                    0.630% to 0.570%
AXP VP - Partners Small Cap Value Fund                          1.020% to 0.920%
AXP VP - S&P 500 Index Fund                                     0.290% to 0.260%
AXP VP - Small Cap Advantage Fund                               0.790% to 0.650%
AXP VP - Stock Fund                                             0.560% to 0.470%
AXP VP - Strategy Aggressive Fund                               0.650% to 0.575%

For the following Funds the fee may be adjusted upward or downward by a performance incentive adjustment. The adjustment is based on a comparison of the performance of each Fund to the stated index up to a maximum percentage of each Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, changing the maximum adjustment for some of the Funds and reducing the amount of the performance difference for which no adjustment is made to 0.50%. In addition, a performance incentive adjustment was added to five of the Funds for which the first adjustment will be made on June 1, 2003 and will cover the six-month period beginning Dec. 1, 2002. The index name, maximum percentage adjustment and the amount the fee was increased (decreased) for each Fund for the six months ended Feb. 28, 2003 are as follows:

                                                         MAXIMUM                   MAXIMUM
                                                        ADJUSTMENT                 ADJUSTMENT
FUND                                              (PRIOR TO DEC. 1, 2002)     (AFTER DEC. 1, 2002)
--------------------------------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund                        0.08%                       0.12%
AXP VP - Capital Resource fund                            N/A                        0.12%
AXP VP - Diversified Equity Income Fund                  0.08%                       0.12%
AXP VP - Emerging Markets Fund                           0.12%                       0.12%
AXP VP - Equity Select Fund                              0.12%                       0.12%
AXP VP - Growth Fund                                     0.12%                       0.12%
AXP VP - International Fund                               N/A                        0.08%
AXP VP - Managed Fund                                     N/A                        0.12%
AXP VP - New Dimensions Fund                              N/A                        0.12%
AXP VP - Partners Small Cap Value Fund                   0.12%                       0.12%
AXP VP - Small Cap Advantage Fund                        0.12%                       0.12%
AXP VP - Stock Fund                                      0.08%                       0.12%
AXP VP - Strategy Aggressive Fund                         N/A

                                                                                            INCREASE
FUND                                              INDEX NAME                               (DECREASE)
-----------------------------------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund                 Lipper Large-Cap Core Funds Index
AXP VP - Capital Resource fund                    Lipper Large-Cap Core Funds Index          $ (9,340)
AXP VP - Diversified Equity Income Fund           Lipper Equity Income Funds Index                 --
AXP VP - Emerging Markets Fund                    Lipper Emerging Markets Funds Index         (50,799)
AXP VP - Equity Select Fund                       Lipper Mid-Cap Growth Funds Index              (204)
AXP VP - Growth Fund                              Lipper Large-Cap Growth Funds Index          31,447
AXP VP - International Fund                       Lipper International Funds Index              7,324
AXP VP - Managed Fund                             Lipper Balanced Funds Index                      --
AXP VP - New Dimensions Fund                      Lipper Large-Cap Growth Funds Index              --
AXP VP - Partners Small Cap Value Fund            Lipper Small-Cap Value Funds Index               --
AXP VP - Small Cap Advantage Fund                 Lipper Small-Cap Core Funds Index            (2,726)
AXP VP - Stock Fund                               Lipper Large-Cap Core Funds Index             1,307
AXP VP - Strategy Aggressive Fund                 Lipper Mid-Cap Growth Funds Index                --
                                                                                                   --

IDS Life, in turn, pays to American Express Financial Corporation (AEFC) a fee based on a percentage of each Fund's average daily net assets for the year. This fee is equal to 0.35% for AXP VP - International Fund and AXP VP - S&P 500 Index Fund and 0.25% for each remaining Fund.

AEFC has Subadvisory Agreements with American Express Asset Management International Inc., a wholly-owned subsidiary of AEFC to subadvise the assets of AXP VP - Emerging Markets Fund and AXP VP - International Fund and Kenwood Capital Management LLC, an indirect subsidiary of AEFC to subadvise the assets of AXP VP - Small Cap Advantage Fund.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AEFC has Subadvisory Agreements with Royce & Associates, LLC (Royce), a wholly-owned subsidiary of Legg Mason, Third Avenue Management LLC (Third Avenue) and National City Investment Management Company (National City) for AXP VP - Partners Small Cap Value Fund. As of Aug. 1, 2002, National City was allocated 50% of new investments in the Fund, net of any redemptions, while Royce and Third Avenue were each allocated 25%. Existing investments were not reallocated. Each subadviser's proportionate share of investments in AXP VP - Partners Small Cap Value Fund will vary due to market fluctuations.

In addition to paying its own management fee, brokerage commissions, taxes and costs of certain legal services, each Fund will reimburse IDS Life an amount equal to the cost of certain expenses incurred and paid by IDS Life in connection with each Fund's operations.

The Funds also pay custodian fees to American Express Trust Company, an affiliate of IDS Life. The reimbursement paid by AXP VP - Cash Management Fund will be limited to 0.25% of the Fund's average daily net assets.

The Funds have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate up to 0.125% of each Fund's average daily net assets.

The Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

FUND                                                            PERCENTAGE RANGE
--------------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund                               0.040% to 0.020%
AXP VP - Bond Fund                                              0.050% to 0.025%
AXP VP - Capital Resource Fund                                  0.050% to 0.030%
AXP VP - Cash Management Fund                                   0.030% to 0.020%
AXP VP - Diversified Equity Income Fund                         0.040% to 0.020%
AXP VP - Emerging Markets Fund                                  0.100% to 0.050%
AXP VP - Equity Select Fund                                     0.060% to 0.030%
AXP VP - Extra Income Fund                                      0.050% to 0.025%
AXP VP - Federal Income Fund                                    0.050% to 0.025%
AXP VP - Global Bond Fund                                       0.060% to 0.040%
AXP VP - Growth Fund                                            0.050% to 0.030%
AXP VP - International Fund                                     0.060% to 0.035%
AXP VP - Managed Fund                                           0.040% to 0.020%
AXP VP - New Dimensions Fund                                    0.050% to 0.030%
AXP VP - Partners Small Cap Value Fund                          0.080% to 0.055%
AXP VP - S&P 500 Index Fund                                     0.080% to 0.065%
AXP VP - Small Cap Advantage Fund                               0.060% to 0.035%
AXP VP - Stock Fund                                             0.040% to 0.020%
AXP VP - Strategy Aggressive Fund                               0.060% to 0.035%

A minor portion of additional administrative service expenses paid by the Funds are consultants' fees and fund office expenses. Under this agreement, the Funds also pay taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Funds and approved by the board.

For the six months ended Feb. 28, 2003, AEFC waived certain fees and expenses to 1.73% for AXP VP - Emerging Markets Fund, 1.10% for AXP VP - Equity Select Fund, 0.47% for AXP VP - S&P 500 Index Fund, and 1.10% for AXP VP - Stock Fund. In addition, IDS Life and AEFC have agreed to waive certain fees and expenses until April 30, 2003. Under this agreement, total expenses will not exceed the following percentage of the Fund's average daily net assets:

FUND                                                            PERCENTAGE
--------------------------------------------------------------------------
AXPVP - Emerging Markets Fund                                     1.750%
AXP VP - Equity Select Fund                                       1.100%
AXP VP - S&P 500 Index Fund                                       0.495%
AXP VP - Stock Fund                                               1.100%

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

During the six months ended Feb. 28, 2003, the Fund's custodian fees were reduced as a result of earnings credits from overnight cash balances as follows:

FUND                                                           REDUCTION
------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund                                $  690
AXP VP - Bond Fund                                                  730
AXP VP - Capital Resource Fund                                      806
AXP VP - Diversified Equity Income Fund                             518
AXP VP - Emerging Markets Fund                                    1,340
AXP VP - Equity Select Fund                                       1,572
AXP VP - Extra Income Fund                                           33
AXP VP - Federal Income Fund                                        503
AXP VP - Global Bond Fund                                         1,900
AXP VP - Growth Fund                                                866
AXP VP - International Fund                                       1,475
AXP VP - Managed Fund                                               976
AXP VP - New Dimensions Fund                                      1,220
AXP VP - Partners Small Cap Value Fund                               66
AXP VP - S&P 500 Index Fund                                       2,617
AXP VP - Small Cap Advantage Fund                                 1,984
AXP VP - Stock Fund                                               1,280
AXP VP - Strategy Aggressive Fund                                   589

3. SECURITIES TRANSACTIONS

For the six months ended Feb. 28, 2003, cost of purchases and proceeds from sales of securities aggregated, respectively, $2,725,337,526 and $2,811,174,660 for AXP VP - Cash Management Fund. Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Fund are as follows:

FUND                                                             PURCHASES              PROCEEDS
--------------------------------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund                             $    26,030,690      $    29,947,797
AXP VP - Bond Fund                                              1,633,870,069        1,617,040,309
AXP VP - Capital Resource Fund                                  1,097,077,615        1,283,048,945
AXP VP - Diversified Equity Income Fund                            63,058,320           41,481,761
AXP VP - Emerging Markets Fund                                      9,128,890            6,951,938
AXP VP - Equity Select Fund                                        39,201,299            5,085,875
AXP VP - Extra Income Fund                                        390,118,045          346,556,672
AXP VP - Federal Income Fund                                      406,723,538          270,378,684
AXP VP - Global Bond Fund                                         140,931,251          108,193,801
AXP VP - Growth Fund                                              188,365,987          175,082,819
AXP VP - International Fund                                       292,430,807          357,891,892
AXP VP - Managed Fund                                           1,037,903,991        1,280,895,303
AXP VP - New Dimensions Fund                                      214,676,302          376,372,384
AXP VP - Partners Small Cap Value Fund                             43,521,140           19,320,956
AXP VP - S&P 500 Index Fund                                        25,288,328            5,896,601
AXP VP - Small Cap Advantage Fund                                  41,948,293           34,994,420
AXP VP - Stock Fund                                                 4,621,351            2,087,545
AXP VP - Strategy Aggressive Fund                                  71,483,300          174,326,641

Net realized gains and losses on investment sales are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with IDS Life for the six months ended Feb. 28, 2003 are as follows:

FUND                                                           AMOUNT PAID
--------------------------------------------------------------------------
AXP VP - Capital Resource Fund                                  $ 22,971
AXP VP - Diversified Equity Income Fund                            9,635
AXP VP - Growth Fund                                              24,152
AXP VP - Managed Fund                                            139,962
AXP VP - New Dimensions Fund                                      16,170
AXP VP - Strategy Aggressive Fund                                 18,428

Brokerage commissions paid to brokers affiliated with the subadviser for AXP VP
- Partners Small Cap Value Fund were $27,927 for the six months ended Feb. 28, 2003.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                SIX MONTHS ENDED FEB. 28, 2003
                                                        AXP VP -                           AXP VP -
                                                        BLUE CHIP        AXP VP -           CAPITAL
                                                        ADVANTAGE         BOND             RESOURCE
                                                          FUND            FUND               FUND
----------------------------------------------------------------------------------------------------
Sold                                                       433,017       13,252,957        1,083,443
Issued for reinvested distributions                         43,822        4,449,222          394,149
Redeemed                                                  (836,894)     (15,438,537)     (17,497,614)
----------------------------------------------------------------------------------------------------
Net increase (decrease)                                   (360,055)       2,263,642      (16,020,022)
----------------------------------------------------------------------------------------------------

                                                                YEAR ENDED AUG. 31, 2002
                                                        AXP VP -                            AXP VP -
                                                        BLUE CHIP        AXP VP -           CAPITAL
                                                        ADVANTAGE          BOND             RESOURCE
                                                           FUND            FUND               FUND
----------------------------------------------------------------------------------------------------
Sold                                                     1,590,826       32,427,670        1,436,087
Issued for reinvested distributions                         64,140        8,842,954       12,638,213
Redeemed                                                (1,986,639)     (19,778,881)     (35,665,988)
----------------------------------------------------------------------------------------------------
Net increase (decrease)                                   (331,673)      21,491,743      (21,591,688)
----------------------------------------------------------------------------------------------------

                                                                SIX MONTHS ENDED FEB. 28, 2003
                                                       AXP VP -         AXP VP -          AXP VP -
                                                         CASH         DIVERSIFIED         EMERGING
                                                       MANAGEMENT     EQUITY INCOME       MARKETS
                                                          FUND           FUND               FUND
----------------------------------------------------------------------------------------------------
Sold                                                   538,710,144        5,758,202          580,717
Issued for reinvested distributions                      5,404,865          274,084               --
Redeemed                                              (629,607,364)      (3,576,775)        (294,656)
----------------------------------------------------------------------------------------------------
Net increase (decrease)                                (85,492,355)       2,455,511          286,061
----------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED AUG. 31, 2002
                                                       AXP VP -         AXP VP -          AXP VP -
                                                         CASH          DIVERSIFIED        EMERGING
                                                      MANAGEMENT      EQUITY INCOME       MARKETS
                                                         FUND             FUND              FUND
----------------------------------------------------------------------------------------------------
Sold                                                 1,058,582,063       29,435,932          675,358
Issued for reinvested distributions                     19,559,976          319,622              147
Redeemed                                            (1,018,583,282)      (8,277,637)        (131,141)
----------------------------------------------------------------------------------------------------
Net increase (decrease)                                 59,558,757       21,477,917          544,364
----------------------------------------------------------------------------------------------------

                                                                  SIX MONTHS ENDED FEB. 28, 2003
                                                         AXP VP -         AXP VP -          AXP VP -
                                                         EQUITY           EXTRA             FEDERAL
                                                         SELECT           INCOME            INCOME
                                                          FUND             FUND               FUND
----------------------------------------------------------------------------------------------------
Sold                                                     4,217,461       29,327,706       15,776,238
Issued for reinvested distributions                             --        4,126,727          588,511
Redeemed                                                  (191,096)     (24,818,538)      (1,974,576)
----------------------------------------------------------------------------------------------------
Net increase (decrease)                                  4,026,365        8,635,895       14,390,173
----------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED AUG. 31, 2002
                                                         AXP VP -          AXP VP -         AXP VP -
                                                         EQUITY            EXTRA            FEDERAL
                                                         SELECT            INCOME           INCOME
                                                          FUND              FUND             FUND
----------------------------------------------------------------------------------------------------
Sold                                                     8,511,084       29,589,447       17,445,761
Issued for reinvested distributions                             --        8,675,279          520,613
Redeemed                                                (1,507,262)     (25,495,937)      (2,116,788)
----------------------------------------------------------------------------------------------------
Net increase (decrease)                                  7,003,822       12,768,789       15,849,586
----------------------------------------------------------------------------------------------------

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

                                                               SIX MONTHS ENDED FEB. 28, 2003
                                                        AXP VP -
                                                        GLOBAL           AXP VP -         AXP VP -
                                                         BOND             GROWTH       INTERNATIONAL
                                                         FUND              FUND            FUND
----------------------------------------------------------------------------------------------------
Sold                                                     4,384,749        3,730,289       27,698,550
Issued for reinvested distributions                        603,921           22,392          619,311
Redeemed                                                (1,188,696)      (1,365,603)     (41,867,967)
----------------------------------------------------------------------------------------------------
Net increase (decrease)                                  3,799,974        2,387,078      (13,550,106)
----------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED AUG. 31, 2002
                                                       AXP VP -
                                                        GLOBAL           AXP VP -         AXP VP -
                                                         BOND             GROWTH       INTERNATIONAL
                                                         FUND               FUND            FUND
----------------------------------------------------------------------------------------------------
Sold                                                     6,018,539        5,979,237       35,702,230
Issued for reinvested distributions                        893,799               --        2,028,378
Redeemed                                                (3,291,689)      (4,397,794)     (68,997,946)
----------------------------------------------------------------------------------------------------
Net increase (decrease)                                  3,620,649        1,581,443      (31,267,338)
----------------------------------------------------------------------------------------------------

                                                             SIX MONTHS ENDED FEB. 28, 2003
                                                                                         AXP VP -
                                                                         AXP VP -        PARTNERS
                                                        AXP VP -           NEW          SMALL CAP
                                                        MANAGED         DIMENSIONS        VALUE
                                                         FUND              FUND            FUND
----------------------------------------------------------------------------------------------------
Sold                                                     2,296,776        7,095,315        2,916,588
Issued for reinvested distributions                      5,621,250          696,612           41,934
Redeemed                                               (27,897,565)     (19,817,129)        (217,086)
----------------------------------------------------------------------------------------------------
Net increase (decrease)                                (19,979,539)     (12,025,202)       2,741,436
----------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED AUG. 31, 2002
                                                                                         AXP VP -
                                                                        AXP VP -        PARTNERS
                                                         AXP VP -          NEW           SMALL CAP
                                                         MANAGED        DIMENSIONS         VALUE
                                                          FUND             FUND             FUND
----------------------------------------------------------------------------------------------------
Sold                                                     2,568,221       15,837,795        6,189,596
Issued for reinvested distributions                     23,669,165        1,127,450               --
Redeemed                                               (52,085,480)     (35,154,263)         (90,834)
----------------------------------------------------------------------------------------------------
Net increase (decrease)                                (25,848,094)     (18,189,018)       6,098,762
----------------------------------------------------------------------------------------------------

                                                             SIX MONTHS ENDED FEB. 28, 2003
                                                        AXP VP -        AXP VP -
                                                        S&P 500         SMALL CAP          AXP VP -
                                                         INDEX          ADVANTAGE          STOCK
                                                         FUND             FUND             FUND
----------------------------------------------------------------------------------------------------
Sold                                                     4,596,160        1,032,346          381,494
Issued for reinvested distributions                         99,050               --            2,962
Redeemed                                                  (896,134)        (264,521)         (19,438)
----------------------------------------------------------------------------------------------------
Net increase (decrease)                                  3,799,076          767,825          365,018
----------------------------------------------------------------------------------------------------

                                                                YEAR ENDED AUG. 31, 2002
                                                       AXP VP -         AXP VP -
                                                       S&P 500          SMALL CAP         AXP VP -
                                                        INDEX          ADVANTAGE           STOCK
                                                        FUND             FUND              FUND
----------------------------------------------------------------------------------------------------
Sold                                                     9,458,245        2,371,220          426,883
Issued for reinvested distributions                         88,952               --            1,527
Redeemed                                                (1,004,336)        (484,255)         (27,812)
----------------------------------------------------------------------------------------------------
Net increase (decrease)                                  8,542,861        1,886,965          400,598
----------------------------------------------------------------------------------------------------

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

                                                                                    SIX MONTHS ENDED
                                                                                      FEB. 28, 2003
                                                                                         AXP VP -
                                                                                         STRATEGY
                                                                                        AGGRESSIVE
                                                                                           FUND
----------------------------------------------------------------------------------------------------
Sold                                                                                       2,325,896
Issued for reinvested distributions                                                               --
Redeemed                                                                                 (24,191,789)
----------------------------------------------------------------------------------------------------
Net increase (decrease)                                                                  (21,865,893)
----------------------------------------------------------------------------------------------------

                                                                                 YEAR ENDED AUG. 31, 2002
                                                                                          AXP VP -
                                                                                         STRATEGY
                                                                                        AGGRESSIVE
                                                                                           FUND
Sold                                                                                      10,311,970
Issued for reinvested distributions                                                          341,129
Redeemed                                                                                 (56,399,156)
----------------------------------------------------------------------------------------------------
Net increase (decrease)                                                                  (45,746,057)
----------------------------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of Feb. 28, 2003, AXP VP - Bond Fund, AXP VP - Emerging Markets Fund, AXP VP
- Global Bond Fund and AXP VP - International Fund have entered into forward foreign currency exchange contracts that obligate the Funds to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

AXP VP - BOND FUND

                              CURRENCY TO              CURRENCY TO               UNREALIZED              UNREALIZED
EXCHANGE DATE                BE DELIVERED              BE RECEIVED              APPRECIATION            DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------
March 7, 2003                  13,780,000                9,061,318                  $ --                $ 186,968
                          Canadian Dollar              U.S. Dollar
March 10, 2003                 15,345,000                9,038,205                    --                  269,212
                        Australian Dollar              U.S. Dollar
March 10, 2003                 16,590,000                9,074,730                    --                  152,265
                       New Zealand Dollar              U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------
                                                                                    $ --                $ 608,445
-----------------------------------------------------------------------------------------------------------------------

AXP VP - EMERGING MARKETS FUND

                              CURRENCY TO              CURRENCY TO               UNREALIZED              UNREALIZED
EXCHANGE DATE                BE DELIVERED              BE RECEIVED              APPRECIATION            DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------
March 5, 2003                     177,954                  102,309                  $ --                   $ 11
                         Singapore Dollar              U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------
                                                                                    $ --                   $ 11
-----------------------------------------------------------------------------------------------------------------------

AXP VP - GLOBAL BOND FUND

                              CURRENCY TO              CURRENCY TO               UNREALIZED              UNREALIZED
EXCHANGE DATE                BE DELIVERED              BE RECEIVED              APPRECIATION            DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------
March 7, 2003                   3,105,000                1,699,988                  $ --                 $ 27,601
                       New Zealand Dollar              U.S. Dollar
March 10, 2003                  4,540,000                2,675,422                    --                   78,287
                        Australian Dollar              U.S. Dollar
March 24, 2003                  3,050,000                3,296,440                11,651                       --
                   European Monetary Unit              U.S. Dollar
March 24, 2003                  5,100,000                5,516,874                24,276                       --
                   European Monetary Unit              U.S. Dollar
March 25, 2003                  5,700,000                3,804,312                    --                   18,007
                          Canadian Dollar              U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------
                                                                                $ 35,927                $ 123,895
-----------------------------------------------------------------------------------------------------------------------

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - INTERNATIONAL FUND

                              CURRENCY TO              CURRENCY TO               UNREALIZED              UNREALIZED
EXCHANGE DATE                BE DELIVERED              BE RECEIVED              APPRECIATION            DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------
March 3, 2003                     807,357                  871,171               $ 1,001                   $ --
                   European Monetary Unit              U.S. Dollar
March 4, 2003                  56,987,621                  484,646                 2,619                     --
                             Japanese Yen              U.S. Dollar
March 4, 2003                   3,914,675                  461,604                 1,541                     --
                            Swedish Krona              U.S. Dollar
March 5, 2003                  29,465,465                  249,188                    --                     44
                             Japanese Yen              U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------
                                                                                 $ 5,161                   $ 44
-----------------------------------------------------------------------------------------------------------------------

6. LENDING OF PORTFOLIO SECURITIES
Presented below is information regarding securities on loan as of Feb. 28, 2003.

                                                     AXP VP -        AXP VP -            AXP VP -             AXP VP -
                                                      BOND       CAPITAL RESOURCE    DIVERSIFIED EQUITY        GROWTH
                                                      FUND             FUND              INCOME FUND            FUND
-----------------------------------------------------------------------------------------------------------------------
Value of securities on loan to brokers            $ 35,208,700     $ 5,596,176          $ 7,753,030          $ 301,254
Collateral received for securities loaned:
Cash                                              $ 35,756,250     $ 5,918,400          $ 8,555,400          $ 318,600
U.S. government securities, at value                        --              --                   --                 --
-----------------------------------------------------------------------------------------------------------------------
Total collateral received for securities loaned   $ 35,756,250     $ 5,918,400          $ 8,555,400          $ 318,600
-----------------------------------------------------------------------------------------------------------------------

                                                                                        AXP VP -              AXP VP -
                                                      AXP VP -         AXP VP -           NEW                 SMALL CAP
                                                   INTERNATIONAL       MANAGED         DIMENSIONS             ADVANTAGE
                                                        FUND             FUND             FUND                   FUND
-----------------------------------------------------------------------------------------------------------------------
Value of securities on loan to brokers             $ 6,000,000    $ 47,769,811          $ 5,185,380          $ 448,820
-----------------------------------------------------------------------------------------------------------------------
Collateral received for securities loaned:
Cash                                               $ 6,400,000    $ 17,945,100          $ 5,461,000          $ 473,000
U.S. government securities, at value                        --      31,073,160                   --                --
-----------------------------------------------------------------------------------------------------------------------
Total collateral received for securities loaned    $ 6,400,000    $ 49,018,260          $ 5,461,000          $ 473,000
-----------------------------------------------------------------------------------------------------------------------

                                                                                                              AXP VP -
                                                                                                              STRATEGY
                                                                                                             AGGRESSIVE
                                                                                                                 FUND
------------------------------------------------------------------------------------------------------------------------
Value of securities on loan to brokers                                                                      $ 25,566,950
------------------------------------------------------------------------------------------------------------------------
Collateral received for securities loaned:
Cash                                                                                                        $ 26,214,400
U.S. government securities, at value                                                                                   --
------------------------------------------------------------------------------------------------------------------------
Total collateral received for securities loaned                                                             $ 26,214,400
------------------------------------------------------------------------------------------------------------------------

Income from securities lending amounted to $43,594, $2,296, $10,144, $209, $2,728, $32,665, $48,008, $10,898, $5,972 and $44,437 for AXP VP - Bond Fund,
AXP VP - Capital Resource Fund, AXP VP - Diversified Equity Income Fund, AXP VP
- Global Bond Fund, AXP VP - Growth Fund, AXP VP - International Fund, AXP VP - Managed Fund, AXP VP - New Dimensions Fund, AXP VP - Small Cap Advantage Fund and AXP VP - Strategy Aggressive Fund, respectively, for the six months ended Feb. 28, 2003.

The risks to each Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. FUTURES CONTRACTS

As of Feb. 28, 2003, AXP VP - Blue Chip Advantage Fund's investments in securities included securities valued at $513,144 that were pledged as collateral to cover initial margin deposits on 40 open purchase stock index futures contracts. The notional market value of the open purchase contracts as of Feb. 28, 2003 was $1,681,800 with a net unrealized loss of $119,682. See "Summary of significant accounting policies."

As of Feb. 28, 2003, AXP VP - Bond Fund's investments in securities included securities valued at $1,900,476 that were pledged as collateral to cover initial margin deposits on 1,452 open sale interest rate futures contracts. The notional market value of the open sale contracts as of Feb. 28, 2003 was $166,903,938 with a net unrealized loss of $1,500,432. See "Summary of significant accounting policies."

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

As of Feb. 28, 2003, AXP VP - Federal Income Fund's investments in securities included securities valued at $523,923 that were pledged as collateral to cover initial margin deposits on 227 open purchase interest rate futures contracts and 507 open sale interest rate futures contracts. The notional market value of the open purchase contracts as of Feb. 28, 2003 was $36,722,627 with a net unrealized gain of $181,531. The notional market value of the open sale contracts as of Feb. 28, 2003 was $57,680,627 with a net unrealized loss of $334,233. See "Summary of significant accounting policies."

As of Feb. 28, 2003, AXP VP - Global Bond Fund's investments in securities included securities valued at $225,931 that were pledged as collateral to cover initial margin deposits on 42 open purchase interest rate futures contracts denominated in Euros and 72 open sale interest rate futures contracts. The notional market value of the open purchase contracts as of Feb. 28, 2003 was $5,281,370 with a net unrealized gain of $271,696. The notional market value of the open sale contracts as of Feb. 28, 2003 was $8,307,000 with a net unrealized loss of $63,522. See "Summary of significant accounting policies."

As of Feb. 28, 2003, AXP VP - Managed Fund's investments in securities included securities valued at $446,285 that were pledged as collateral to cover initial margin deposits on 320 open sale interest rate futures contracts. The notional market value of the open sale contracts as of Feb. 28, 2003 was $36,703,422 with a net unrealized loss of $373,014. See "Summary of significant accounting policies."

As of Feb. 28, 2003, AXP VP - S&P 500 Index Fund's investments in securities included securities valued at $451,914 that were pledged as collateral to cover initial margin deposits on 83 open purchase stock index futures contracts. The notional market value of the open purchase contracts as of Feb. 28, 2003 was $3,489,735 with a net unrealized loss of $26,347. See "Summary of significant accounting policies."

8. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written by AXP VP - Federal Income Fund during the six months ended Feb. 28, 2003 are as follows:

                                                                    CALLS                         PUTS
---------------------------------------------------------------------------------------------------------------
                                                            CONTRACTS    PREMIUMS         CONTRACTS    PREMIUMS
---------------------------------------------------------------------------------------------------------------
Balance Aug. 31, 2002                                          89       $ 99,503             --      $      --
Opened                                                        170        102,321            158         47,962
Closed                                                        (80)       (29,649)           (64)       (39,525)
Exercised                                                     (75)       (87,747)            --             --
Expired                                                       (14)       (15,038)           (94)        (8,437)
---------------------------------------------------------------------------------------------------------------
Balance Feb. 28, 2003                                          90       $ 69,390             --      $      --
---------------------------------------------------------------------------------------------------------------

See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by AXP VP - New Dimensions Fund during the six months ended Feb. 28, 2003 are as follows:

                                                                                                 CALLS
---------------------------------------------------------------------------------------------------------------
                                                                                         CONTRACTS    PREMIUMS
---------------------------------------------------------------------------------------------------------------
Balance Aug. 31, 2002                                                                       $    --  $      --
Opened                                                                                        1,800    180,000
Closed                                                                                           --         --
Exercised                                                                                        --         --
Expired                                                                                      (1,800)  (180,000)
---------------------------------------------------------------------------------------------------------------
Balance Feb. 28, 2003                                                                            --  $      --
---------------------------------------------------------------------------------------------------------------

See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by AXP VP - Strategy Aggressive Fund during the six months ended Feb. 28, 2003 are as follows:

                                                                                                  PUTS
---------------------------------------------------------------------------------------------------------------
                                                                                          CONTRACTS  PREMIUMS
---------------------------------------------------------------------------------------------------------------
Balance Aug. 31, 2002                                                                         1,050  $ 170,095
Opened                                                                                           --         --
Closed                                                                                       (1,050)  (170,095)
Exercised                                                                                        --         --
Expired                                                                                          --         --
--------------------------------------------------------------------------------------------------------------
Balance Feb. 28, 2003                                                                            --  $      --
--------------------------------------------------------------------------------------------------------------

See "Summary of significant accounting policies."

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, capital loss carry-overs as of Aug. 31, 2002 are as follows:

FUND                                                              CARRY-OVER          EXPIRATION DATE
-----------------------------------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund                              $   26,470,515            2008-2011
AXP VP - Bond Fund                                                179,638,610            2007-2011
AXP VP - Capital Resource Fund                                    351,893,379            2010-2011
AXP VP - Diversified Equity Income Fund                             9,930,845            2010-2011
AXP VP - Emerging Markets Fund                                      1,763,232            2008-2011
AXP VP - Equity Select Fund                                           979,936                 2011
AXP VP - Extra Income Fund                                        277,801,344            2007-2011
AXP VP - Global Bond Fund                                          10,212,419            2007-2011
AXP VP - Growth Fund                                              149,034,243            2008-2011
AXP VP - International Fund                                       679,313,823            2010-2011
AXP VP - New Dimensions Fund                                      402,728,271            2010-2011
AXP VP - S&P 500 Index Fund                                         3,081,627            2009-2011
AXP VP - Small Cap Advantage Fund                                   5,936,013            2009-2011
AXP VP - Stock Fund                                                   387,366            2009-2011
AXP VP - Strategy Aggressive Fund                               1,279,783,167            2009-2011

It is unlikely the board will authorize a distribution of any net realized capital gains for a Fund until its capital loss carry-over has been offset or expires.

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating each Fund's results.

AXP VP - BLUE CHIP ADVANTAGE FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,                             2003(g)          2002          2001         2000(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                   $    6.57        $    8.14     $   11.62     $    9.78
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .03              .05           .07           .02
Net gains (losses) (both realized and unrealized)           (.54)           (1.57)        (3.47)         1.85
-------------------------------------------------------------------------------------------------------------
Total from investment operations                            (.51)           (1.52)        (3.40)         1.87
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.03)            (.05)         (.08)         (.03)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $    6.03        $    6.57     $    8.14     $   11.62
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $      56        $      63     $      81     $      71
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)             .80%(f)          .79%          .78%          .95%(d,f)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
   daily net assets                                         1.09%(f)          .68%          .81%          .34%(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securitie       46%             143%          124%          226%
-------------------------------------------------------------------------------------------------------------
Total return(e)                                            (7.82%)(h)      (18.67%)      (29.40%)       19.13%(h)
-------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 0.96% for the period ended Aug. 31, 2000.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f) Adjusted to an annual basis.
(g) Six months ended Feb. 28, 2003 (Unaudited).
(h) Not annualized.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - BOND FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,                             2003(e)           2002          2001          2000           1999
Net asset value, beginning of period                   $   10.38        $   10.61     $   10.29     $   10.56     $   11.08
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .26              .56           .70           .75           .79
Net gains (losses) (both realized and unrealized)            .22             (.23)          .30          (.27)         (.52)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             .48              .33          1.00           .48           .27
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.26)            (.56)         (.68)         (.75)         (.77)
Distributions from realized gains                             --               --            --            --          (.02)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.26)            (.56)         (.68)         (.75)         (.79)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   10.60        $   10.38     $   10.61     $   10.29     $   10.56
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $   1,876        $   1,814     $   1,626     $   1,468     $   1,750
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)             .80%(d)          .80%          .80%          .79%          .68%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                          4.99%(d)         5.41%         6.72%         7.30%         7.22%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                                 95%             167%          122%           70%           68%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                             4.71%(f)         3.20%        10.07%         4.69%         2.40%
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(d) Adjusted to an annual basis.
(e) Six months ended Feb. 28, 2003 (Unaudited).
(f) Not annualized.

AXP VP - CAPITAL RESOURCE FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,                            2003(e)           2002           2001          2000         1999
Net asset value, beginning of period                   $   16.48        $   20.87     $   37.21     $   34.62     $   26.80
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .07              .10           .05           .01           .06
Net gains (losses) (both realized and unrealized)          (1.39)           (2.83)       (12.96)         6.20         10.28
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                           (1.32)           (2.73)       (12.91)         6.21         10.34
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.07)            (.09)         (.04)         (.01)         (.06)
Distributions from realized gains                             --            (1.57)        (3.39)        (3.61)        (2.46)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.07)           (1.66)        (3.43)        (3.62)        (2.52)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   15.09        $   16.48     $   20.87     $   37.21     $   34.62
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $   1,798        $   2,227     $   3,270     $   5,920     $   5,621
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)             .82%(d)          .80%          .78%          .77%          .66%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 daily net assets                                            .84%(d)          .52%          .13%         (.02%)         .17%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
securities)                                                   60%             146%           62%           52%           56%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                            (8.01%)(f)      (14.08%)      (36.48%)       19.26%        40.12%
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(d) Adjusted to an annual basis.
(e) Six months ended Feb. 28, 2003 (Unaudited).
(f) Not annualized

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - CASH MANAGEMENT FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,                            2003(e)           2002           2001          2000          1999
Net asset value, beginning of period                   $    1.00        $    1.00     $    1.00     $    1.00     $    1.00
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  --              .02           .05           .05           .05
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          --             (.02)         (.05)         (.05)         (.05)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $    1.00        $    1.00     $    1.00     $    1.00     $    1.00
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $   1,037        $   1,123     $   1,063     $     783     $     690
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)             .69%(d)          .69%          .68%          .68%          .56%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
daily net assets                                             .90%(d)         1.61%         4.76%         5.38%         4.60%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                              .45%(f)         1.59%         4.94%         5.52%         4.72%
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(d) Adjusted to an annual basis.
(e) Six months ended Feb. 28, 2003 (Unaudited).
(f) Not annualized.

AXP VP - DIVERSIFIED EQUITY INCOME FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,                             2003(g)          2002          2001          2000(b)
Net asset value, beginning of period                   $    8.41        $   10.20     $   10.05     $    9.76
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .08              .13           .11           .10
Net gains (losses) (both realized and unrealized)           (.93)           (1.75)          .15           .30
-------------------------------------------------------------------------------------------------------------
Total from investment operations                            (.85)           (1.62)          .26           .40
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.08)            (.13)         (.11)         (.11)
Distributions from realized gains                             --             (.04)           --            --
-------------------------------------------------------------------------------------------------------------
Total distributions                                         (.08)            (.17)         (.11)         (.11)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $    7.48        $    8.41     $   10.20     $   10.05
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $     256        $     267     $     106     $      23
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)             .77%(f)          .87%          .91%(d)       .95%(d,f)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                          2.19%(f)         1.59%         1.49%         1.42%(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
securities)                                                   17%              35%           68%           53%
-------------------------------------------------------------------------------------------------------------
Total return(e)                                           (10.15%)(h)      (16.16%)        2.56%         4.21%(h)
-------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.17% and 1.49% for the periods ended 2001 and 2000, respectively.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f) Adjusted to an annual basis.
(g) Six months ended Feb. 28, 2003 (Unaudited).
(h) Not annualized.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - EMERGING MARKETS FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,                            2003(g)           2002          2001         2000(b)
Net asset value, beginning of period                   $    7.04        $    6.68     $    9.61     $   10.23
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                (.01)             .02           .01          (.01)
Net gains (losses) (both realized and unrealized)           (.20)             .34         (2.94)         (.60)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                            (.21)             .36         (2.93)         (.61)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Tax return of capital                                         --               --            --          (.01)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $    6.83        $    7.04     $    6.68     $    9.61
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $      12        $      10     $       6     $       6
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c,d)          1.73%(f)         1.68%         1.75%         1.69%(f)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 daily net assets                                           (.42%)(f)         .31%          .20%         (.36%)(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
securities)                                                   71%             215%          203%           37%
-------------------------------------------------------------------------------------------------------------
Total return(e)                                            (3.05%)(h)        5.45%       (30.49%)       (6.03%)(h)
-------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2000 (date the Fund became available) to Aug. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 2.33% for the six months ended Feb. 28, 2003 and 2.36%, 3.49% and 2.42% for the periods ended 2002, 2001 and 2000, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f) Adjusted to an annual basis.
(g) Six months ended Feb. 28, 2003 (Unaudited).
(h) Not annualized.

AXP VP - EQUITY SELECT FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,                          2003(g)        2002     2001(b)
Net asset value, beginning of period                $    8.54     $    9.57  $   10.27
--------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             (.03)         (.04)      (.01)
Net gains (losses) (both realized and unrealized)        (.07)         (.99)      (.69)
--------------------------------------------------------------------------------------
Total from investment operations                         (.10)        (1.03)      (.70)
--------------------------------------------------------------------------------------
Net asset value, end of period                      $    8.44     $    8.54  $    9.57
--------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $     105     $      72  $      14
--------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c,d)       1.10%(f)      1.10%      1.10%(f)
--------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 daily net assets                                        (.75%)(f)     (.76%)     (.45%)(f)
--------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
 securities)                                                6%           20%        19%
--------------------------------------------------------------------------------------
Total return(e)                                         (1.17%)(h)   (10.77%)    (6.82%)h
--------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2001 (date the Fund became available) to Aug. 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.13% for the six months ended Feb. 28, 2003 and 1.39% and 2.99% for the periods ended Aug. 31, 2002 and 2001, respectively.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f) Adjusted to an annual basis.
(g) Six months ended Feb. 28, 2003 (Unaudited).
(h) Not annualized.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - EXTRA INCOME FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,                             2003(e)          2002           2001          2000           1999
Net asset value, beginning of period                   $    5.66        $    6.83     $    7.76     $    8.75     $    9.54
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .24              .56           .79           .85           .92
Net gains (losses) (both realized and unrealized)            .10            (1.17)         (.95)         (.99)         (.69)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             .34             (.61)         (.16)         (.14)          .23
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.22)            (.56)         (.77)         (.85)         (.92)
Distributions from realized gains                             --               --            --            --          (.10)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.22)            (.56)         (.77)         (.85)        (1.02)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $    5.78        $    5.66     $    6.83     $    7.76     $    8.75
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $     639        $     577     $     609     $     595     $     638
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)             .83%(d)          .83%          .82%          .82%          .70%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
average daily net assets                                    8.56%(d)         8.91%        11.04%        10.35%        10.17%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
securities)                                                   62%             135%           86%           63%           50%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                             6.04%(f)        (9.33%)       (1.89%)       (1.59%)        2.61%
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(d) Adjusted to an annual basis.
(e) Six months ended Feb. 28, 2003 (Unaudited).
(f) Not annualized.

AXP VP - FEDERAL INCOME FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,                            2003(g)           2002          2001        2000(b)
Net asset value, beginning of period                   $   10.55        $   10.34     $    9.95     $   10.02
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .15              .34           .52           .51
Net gains (losses) (both realized and unrealized)            .08              .23           .39          (.06)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                             .23              .57           .91           .45
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.15)            (.34)         (.52)         (.52)
Distributions from realized gains                           (.04)            (.02)           --            --
-------------------------------------------------------------------------------------------------------------
Total distributions                                         (.19)            (.36)         (.52)         (.52)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   10.59        $   10.55     $   10.34     $    9.95
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $     429        $     276     $     106     $      37
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)             .81%(f)          .83%          .84%(d)       .87%(d,f)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
  average daily net assets                                  2.85%(f)         3.24%         4.94%         5.49%(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
securities)                                                   78%             292%           95%           67%
-------------------------------------------------------------------------------------------------------------
Total return(e)                                             2.27%(h)         5.42%         9.29%         4.64%(h)
-------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 0.87% and 0.89% for the periods ended 2001 and 2000, respectively.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f) Adjusted to an annual basis.
(g) Six months ended Feb. 28, 2003 (Unaudited).
(h) Not annualized.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - GLOBAL BOND FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,                            2003(e)            2002          2001         2000          1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   10.02        $    9.76     $    9.34     $    9.84     $   10.09
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .18              .38           .43           .32           .55
Net gains (losses) (both realized and unrealized)            .70              .36           .23          (.51)         (.29)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             .88              .74           .66          (.19)          .26
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.24)            (.48)         (.24)         (.31)         (.51)
Distributions from realized gains                             --               --            --            --            --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.24)            (.48)         (.24)         (.31)         (.51)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   10.66        $   10.02     $    9.76     $    9.34     $    9.84
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $     288        $     233     $     191     $     177     $     197
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)            1.08%(d)         1.08%         1.07%         1.07%          .96%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                          3.43%(d)         3.92%         4.54%         4.81%         5.36%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                                 45%              46%           34%           50%           56%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                             8.89%(f)         7.83%         7.14%        (1.90%)        2.50%
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(d) Adjusted to an annual basis.
(e) Six months ended Feb. 28, 2003 (Unaudited).
(f) Not annualized.

AXP VP - GROWTH FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,                            2003(g)           2002           2001        2000(b)
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    5.00        $    6.48     $   13.46     $    9.72
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .01               --          (.01)           --
Net gains (losses) (both realized and unrealized)           (.35)           (1.48)        (6.97)         3.75
-------------------------------------------------------------------------------------------------------------
Total from investment operations                            (.34)           (1.48)        (6.98)         3.75
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.01)              --            --            --
Tax return of capital                                         --               --            --          (.01)
-------------------------------------------------------------------------------------------------------------
Total distributions                                         (.01)              --            --          (.01)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $    4.65        $    5.00     $    6.48     $   13.46
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $     145        $     144     $     177     $     195
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)             .94%(f)          .81%          .90%(d)       .95%(d,f)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                           .34%(f)           --%         (.19%)        (.09%)(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                                134%             272%           41%           17%
-------------------------------------------------------------------------------------------------------------
Total return(e)                                            (6.96%)(h)      (22.80%)      (51.87%)       38.59%(h)
-------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 0.91% and 0.97% for the periods ended 2001 and 2000, respectively.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f) Adjusted to an annual basis.
(g) Six months ended Feb. 28, 2003 (Unaudited).
(h) Not annualized.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - INTERNATIONAL FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,                            2003(e)           2002           2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    7.00        $    8.39     $   16.98     $   17.26     $   14.25
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  --              .07           .03           .06           .12
Net gains (losses) (both realized and unrealized)           (.91)           (1.35)        (5.57)         2.50          3.04
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            (.91)           (1.28)        (5.54)         2.56          3.16
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          --             (.07)         (.03)         (.01)         (.07)
Distributions from realized gains                             --             (.01)        (2.97)        (2.83)         (.08)
Excess distributions from net investment income               --             (.03)         (.05)           --            --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --             (.11)        (3.05)        (2.84)         (.15)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $    6.09        $    7.00     $    8.39     $   16.98     $   17.26
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $     678        $     873     $   1,310     $   2,389     $   2,221
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)            1.09%(d)         1.07%         1.04%         1.02%          .94%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                          (.06%)(d)         .83%          .31%          .27%          .70%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                                 40%             140%          278%          118%          102%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                           (12.96%)(f)      (15.38%)      (36.90%)       14.74%        22.18%
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(d) Adjusted to an annual basis.
(e) Six months ended Feb. 28, 2003 (Unaudited).
(f) Not annualized.

AXP VP - MANAGED FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,                            2003(e)           2002           2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   12.32        $   15.30     $   20.81     $   18.84     $   17.25
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .17              .33           .44           .47           .50
Net gains (losses) (both realized and unrealized)           (.58)           (1.88)        (4.32)         2.85          3.29
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            (.41)           (1.55)        (3.88)         3.32          3.79
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.15)            (.34)         (.39)         (.48)         (.49)
Distributions from realized gains                           (.14)           (1.09)        (1.24)         (.87)        (1.71)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.29)           (1.43)        (1.63)        (1.35)        (2.20)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   11.62        $   12.32     $   15.30     $   20.81     $   18.84
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $   2,322        $   2,709     $   3,759     $   5,223     $   5,046
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)             .79%(d)          .77%          .76%          .75%          .63%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                          2.83%(d)         2.31%         2.46%         2.37%         2.62%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                                 44%             103%           63%           49%           44%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                            (3.43%)(f)      (10.91%)      (19.37%)       18.42%        22.98%
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(d) Adjusted to an annual basis.
(e) Six months ended Feb. 28, 2003 (Unaudited).
(f) Not annualized.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - NEW DIMENSIONS FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,                            2003(e)            2002          2001          2000         1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   13.06        $   15.49     $   25.03     $   18.87     $   13.29
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .04              .07           .02           .03           .06
Net gains (losses) (both realized and unrealized)           (.97)           (2.42)        (8.01)         6.34          5.60
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            (.93)           (2.35)        (7.99)         6.37          5.66
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.04)            (.07)         (.02)         (.04)         (.06)
Distributions from realized gains                             --             (.01)        (1.53)         (.17)         (.02)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.04)            (.08)        (1.55)         (.21)         (.08)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   12.09        $   13.06     $   15.49     $   25.03     $   18.87
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $   2,672        $   3,045     $   3,892     $   5,564     $   3,538
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)             .82%(d)          .79%          .79%          .78%          .68%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                           .67%(d)          .47%          .12%          .15%          .34%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                                  8%              27%           27%           28%           27%
---------------------------------------------------------------------------------------------------------------------------
Total return(c)                                            (7.16%)(f)      (15.17%)      (33.05%)       34.01%        42.61%
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credit on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(d) Adjusted to an annual basis.
(e) Six months ended Feb. 28, 2003 (Unaudited).
(f) Not annualized.

AXP VP - PARTNERS SMALL CAP VALUE FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,                            2003(g)            2002        2001(b)
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    9.52        $    9.84     $   10.01
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                (.01)            (.03)         (.01)
Net gains (losses) (both realized and unrealized)           (.67)            (.29)         (.16)
-----------------------------------------------------------------------------------------------
Total from investment operations                            (.68)            (.32)         (.17)
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.01)              --            --
Distributions from realized gains                           (.04)              --            --
-----------------------------------------------------------------------------------------------
Total distributions                                         (.05)              --            --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                         $    8.79        $    9.52     $    9.84
-----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $      82        $      63     $       5
-----------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)            1.54%(f)         1.48%         1.50%(d,f)
-----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                          (.22%)(f)        (.67%)       (1.15%)f
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                                 29%              12%           --%
-----------------------------------------------------------------------------------------------
Total return(e)                                            (7.16%)(h)       (3.19%)       (1.77%)(h)
-----------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 14, 2001 (date the Fund became available) to Aug. 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 6.86% for the period ended 2001.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f) Adjusted to an annual basis.
(g) Six months ended Feb. 28, 2003 (Unaudited).
(h) Not annualized.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - S&P 500 INDEX FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,                            2003(g)            2002         2001         2000(b)
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    6.24        $    7.71     $   10.38     $   10.06
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 .04              .07           .06           .02
Net gains (losses) (both realized and unrealized)           (.50)           (1.47)        (2.65)          .33
-------------------------------------------------------------------------------------------------------------
Total from investment operations                            (.46)           (1.40)        (2.59)          .35
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (.04)            (.07)         (.06)         (.03)
Distributions from realized gains                             --               --          (.02)           --
-------------------------------------------------------------------------------------------------------------
Total distributions                                         (.04)            (.07)         (.08)         (.03)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $    5.74        $    6.24     $    7.71     $   10.38
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $     112        $      99     $      56     $      21
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c,d)           .47%(f)          .50%          .49%          .48%(f)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                          1.44%(f)         1.01%          .85%          .72%(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                                  6%              72%          137%           44%
-------------------------------------------------------------------------------------------------------------
Total return(e)                                            (7.49%)(h)      (18.29%)      (24.96%)        3.49%(h)
-------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2000 (date the Fund became available) to Aug. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 0.64% for the six months ended Feb. 28, 2003 and 0.82%, 1.31% and 1.57% for the periods ended 2002, 2001 and 2000, respectively.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f) Adjusted to an annual basis.
(g) Six months ended Feb. 28, 2003 (Unaudited).

(h) Not annualized.

AXP VP - SMALL CAP ADVANTAGE FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,                            2003(g)            2002         2001         2000(b)
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    8.79        $   10.13     $   12.58     $    9.90
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                (.01)            (.02)         (.01)         (.02)
Net gains (losses) (both realized and unrealized)           (.55)           (1.32)        (2.09)         2.78
-------------------------------------------------------------------------------------------------------------
Total from investment operations                            (.56)           (1.34)        (2.10)         2.76
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                             --               --          (.35)         (.08)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $    8.23        $    8.79     $   10.13     $   12.58
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $      62        $      59     $      49     $      31
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)            1.25%(f)         1.11%         1.16%(d)      1.19%(d,f)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                          (.15%)(f)        (.21%)        (.08%)        (.24%)(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                                 59%             156%          152%          169%
-------------------------------------------------------------------------------------------------------------
Total return(e)                                            (6.33%)(h)      (13.28%)      (16.68%)       28.19%(h)
-------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.26% and 1.43% for the periods ended 2001 and 2000, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f) Adjusted to an annual basis.
(g) Six months ended Feb. 28, 2003 (Unaudited).
(h) Not annualized.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - STOCK FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,                                             2003(g)             2002          2001(b)
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $       8.00     $       9.52     $       9.82
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                 .03              .05              .01
Net gains (losses) (both realized and unrealized)                           (.70)           (1.52)            (.30)
------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            (.67)           (1.47)            (.29)
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                        (.03)            (.05)            (.01)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $       7.30     $       8.00     $       9.52
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $          7     $          5     $          2
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c,d)                          1.10%(f)         1.10%            1.10%(f)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets            .81%(f)          .56%             .90%(f)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                     39%              93%               4%
------------------------------------------------------------------------------------------------------------------
Total return(e)                                                            (8.37%)(h)      (15.53%)          (2.97%)(h)
------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 13, 2001 (date the Fund became available) to Aug. 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.83% for the six months ended Feb. 28, 2003 and 2.44% and 11.36% for the periods ended 2002 and 2001, respectively.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(f)  Adjusted to an annual basis.

(g)  Six months ended Feb. 28, 2003 (Unaudited).
(h)  Not annualized.

AXP VP - STRATEGY AGGRESSIVE FUND

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,                               2003(e)          2002           2001           2000           1999
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $     5.72       $     8.29     $    27.82     $    16.46     $    13.10
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               (.02)            (.04)           .01            .01            .05
Net gains (losses) (both realized and unrealized)          (.15)           (2.53)        (13.01)         13.17           4.36
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                           (.17)           (2.57)        (13.00)         13.18           4.41
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                         --               --           (.02)            --           (.05)
Distributions from realized gains                            --               --          (6.51)         (1.82)         (1.00)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          --               --          (6.53)         (1.82)         (1.05)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $     5.55       $     5.72     $     8.29     $    27.82     $    16.46
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $      839       $      991     $    1,815     $    4,197     $    2,327
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)            .85%(d)          .81%           .78%           .77%           .67%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                         (.57%)(d)        (.50%)          .10%           .04%           .31%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                                 8%             180%           166%           143%           207%
-----------------------------------------------------------------------------------------------------------------------------
Total return(c)                                           (3.08%)(f)      (30.97%)       (53.61%)        84.97%         35.27%
-----------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction earnings credits on cash balances.
(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(d)  Adjusted to an annual basis.
(e)  Six months ended Feb. 28, 2003 (Unaudited).
(f)  Not annualized.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - BLUE CHIP ADVANTAGE FUND

FEB. 28, 2003 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (95.8%)

ISSUER                                                        SHARES          VALUE(a)
AEROSPACE & DEFENSE (0.7%)
goodrich                                                      20,250    $      311,243
Raytheon                                                       3,800           102,904
                                                                        --------------
Total                                                                          414,147
--------------------------------------------------------------------------------------

AIRLINES (0.1%)
Southwest Airlines                                             5,450            65,782
--------------------------------------------------------------------------------------
AUTOMOTIVE & RELATED (0.2%)
PACCAR                                                         2,200           105,644
--------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (9.0%)
AmSouth Bancorporation                                         4,600            94,760
Bank of America                                               14,050           972,821
Charter One Financial                                         12,750           368,603
Comerica                                                       2,950           120,891
FleetBoston Financial                                          8,350           205,076
Golden West Financial                                          3,550           257,020
GreenPoint Financial                                           7,350(d)        312,228
J.P. Morgan Chase                                             11,750           266,490
KeyCorp                                                        7,000           166,110
Natl City                                                      7,700           212,674
Regions Financial                                              3,750           121,425
U.S. Bancorp                                                  27,100           566,932
Wachovia                                                       8,150           289,162
Washington Mutual                                             14,600           504,138
Wells Fargo                                                   12,600           571,410
                                                                        --------------
Total                                                                        5,029,740
--------------------------------------------------------------------------------------

BEVERAGES & TOBACCO (3.2%)
Altria Group                                                  14,200           548,830
Coca-Cola                                                     14,200           571,124
Coca-Cola Enterprises                                          4,850            97,873
Constellation Brands                                           3,450(b)         84,974
Fortune Brands                                                 1,050            46,032
PepsiCo                                                       11,900           456,008
                                                                        --------------
Total                                                                        1,804,841
--------------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (1.1%)
Fluor                                                         10,350(d)        292,181
KB HOME                                                        7,150           335,335
                                                                        --------------
Total                                                                          627,516
--------------------------------------------------------------------------------------

CHEMICALS (1.0%)
Air Products & Chemicals                                       2,250            87,210
du Pont (EI) de Nemours                                        4,450           163,182
Eastman Chemical                                               1,800            57,942
PPG Inds                                                       2,650           122,960
Rohm & Haas                                                    3,950           112,733
                                                                        --------------
Total                                                                          544,027
--------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT & SERVICES (1.6%)
AT&T Wireless Services                                        18,600(b)        109,926
CIENA                                                         10,600(b)         57,452
JDS Uniphase                                                   9,850(b)         28,270
Lucent Technologies                                           25,700(b)         42,148
Verizon Communications                                        18,800           650,104
                                                                        --------------
Total                                                                          887,900
--------------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (5.3%)
BEA Systems                                                   11,600(b)        112,752
BMC Software                                                  18,700(b)        362,780
Microsoft                                                     78,000         1,848,599
Oracle                                                        51,050(b)        610,558
                                                                        --------------
Total                                                                        2,934,689
--------------------------------------------------------------------------------------

COMPUTERS & OFFICE EQUIPMENT (9.2%)
Cisco Systems                                                 59,950(b)        838,100
Citrix Systems                                                23,100(b)        277,200
Computer Sciences                                              9,700(b)        303,222
Comverse Technology                                            5,850(b)         59,670
Dell Computer                                                 20,900(b)        563,464
EMC                                                           53,700(b)        396,843
First Data                                                     3,450           119,543
Fiserv                                                         5,600(b)        178,640
Hewlett-Packard                                               21,200           336,020
Intl Business Machines                                        13,000         1,013,349
Mercury Interactive                                            2,150(b)         69,768
Pitney Bowes                                                   4,100           127,264
Siebel Systems                                                25,600(b)        220,928
Storage Technology                                            13,400(b)        309,942
Sun Microsystems                                              22,700(b)         78,088
Symantec                                                       5,750(b)        232,875
                                                                        --------------
Total                                                                        5,124,916
--------------------------------------------------------------------------------------

ELECTRONICS (2.9%)
Altera                                                         8,700(b)        109,011
American Power Conversion                                     15,850(b)        247,894
Arrow Electronics                                              8,050(b)        115,759
Avnet                                                         17,600(b)        181,280
Corning                                                        9,850(b)         48,462
Intel                                                         49,450           853,013
Jabil Circuit                                                  5,300(b)         88,033
                                                                        --------------
Total                                                                        1,643,452
--------------------------------------------------------------------------------------

ENERGY (5.3%)
Anadarko Petroleum                                             6,350           292,608
Apache                                                         1,500            97,920
Burlington Resources                                           3,050           141,368
Chevron Texaco                                                 6,550           420,313
ConocoPhillips                                                 4,650           235,755
Exxon Mobil                                                   46,300         1,575,125
FirstEnergy                                                    2,500            73,750
Occidental Petroleum                                           3,100            92,690
Pogo Producing                                                 1,050            41,738
                                                                        --------------
Total                                                                        2,971,267
--------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.7%)
Halliburton                                                    5,600           113,456
Progress Energy                                                1,950            75,855
Transocean                                                     9,700           220,190
                                                                        --------------
Total                                                                          409,501
--------------------------------------------------------------------------------------

FINANCIAL SERVICES (5.6%)
Citigroup                                                     36,700         1,223,577
Countrywide Financial                                          3,950           210,891
Fannie Mae                                                    10,850           695,485
Freddie Mac                                                   10,000           546,500
Morgan Stanley                                                 7,200           265,320
Radian Group                                                   4,800           167,376
                                                                        --------------
Total                                                                        3,109,149
--------------------------------------------------------------------------------------

FOOD (3.1%)
ConAgra Foods                                                 17,100           394,497
Dean Foods                                                     7,050(b)        297,299
General Mills                                                  6,300           270,081
Heinz (HJ)                                                     3,400           104,380
Kellogg                                                        8,150           240,996
Sara Lee                                                      21,200           419,759
                                                                        --------------
Total                                                                        1,727,012
--------------------------------------------------------------------------------------

HEALTH CARE (12.0%)
Abbott Laboratories                                            7,400           263,588
Amgen                                                          8,850(b)        483,564
Applera-Applied Biosystems Group                               8,300           152,305
Bard (CR)                                                      1,050            62,055
Becton, Dickinson & Co                                         5,600           192,640
Biogen                                                         1,050(b)         37,317
Boston Scientific                                              6,950(b)        306,982
Bristol-Myers Squibb                                          16,500           384,450
Chiron                                                         1,300(b)         47,476
Genzyme-General Division                                       1,500(b)         46,770
Guidant                                                       11,000(b)        393,360
Johnson & Johnson                                             22,700         1,190,614
Lilly (Eli)                                                    3,100           175,336
MedImmune                                                      1,750(b)         52,518
Merck & Co                                                    18,600           981,150
Pfizer                                                        42,350         1,262,876
Pharmacia                                                      8,900           367,748
St. Jude Medical                                               2,750(b)        125,620
Watson Pharmaceuticals                                         3,300(b)        102,069
                                                                        --------------
Total                                                                        6,628,438
--------------------------------------------------------------------------------------

HEALTH CARE SERVICES (4.3%)
Anthem                                                         6,800(b)        405,348
Cardinal Health                                                6,000           343,740
Coventry Health Care                                          12,200(b)        345,626
Humana                                                         7,500(b)         73,500
Oxford Health Plans                                           10,150(b)        284,200
Tenet Healthcare                                              19,900(b)        361,583
Universal Health Services Cl B                                 5,050(b)        196,142
Wellpoint Health Networks                                      5,950(b)        404,660
                                                                        --------------
Total                                                                        2,414,799
--------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

          AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS-- SEMIANNUAL REPORT

AXP VP - BLUE CHIP ADVANTAGE FUND

ISSUER                                                        SHARES          VALUE(a)
HOUSEHOLD PRODUCTS (4.7%)
Clorox                                                         9,100    $      385,021
Dial                                                           2,250            40,928
Energizer Holdings                                            11,700(b)        310,635
Gillette                                                      16,850           508,701
Kimberly-Clark                                                 6,600           302,478
Newell Rubbermaid                                              7,600           214,320
Procter & Gamble                                              10,600           867,715
                                                                        --------------
Total                                                                        2,629,798
--------------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT & SERVICES (0.5%)
Cooper Inds Cl A                                               2,100            79,485
Deere & Co                                                     4,650           192,417
                                                                        --------------
Total                                                                          271,902
--------------------------------------------------------------------------------------

INSURANCE (4.3%)
Allstate                                                       6,050           191,362
American Intl Group                                           16,450           810,820
Fidelity Natl Financial                                        6,100           200,263
Hartford Financial Services Group                              2,350            84,906
John Hancock Financial Services                                4,500           126,450
Marsh & McLennan                                               3,700           150,590
MetLife                                                       15,050           393,858
Principal Financial Group                                      2,400            66,168
Prudential Financial                                           4,000           120,120
Travelers Property Casualty Cl B                               6,900           109,710
UnumProvident                                                 10,550           137,150
                                                                        --------------
Total                                                                        2,391,397
--------------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (0.7%)
Mattel                                                         5,900           125,788
Viacom Cl B                                                    7,450(b)        276,619
                                                                        --------------
Total                                                                          402,407
--------------------------------------------------------------------------------------

MEDIA (1.7%)
Comcast Cl A                                                  15,900(b)        464,598
Interpublic Group of Companies                                 8,000            77,200
McGraw-Hill Companies                                          7,000           393,680
                                                                        --------------
Total                                                                          935,478
--------------------------------------------------------------------------------------

METALS (0.3%)
Newmont Mining                                                 2,800            76,524
Worthington Inds                                               7,400           101,972
                                                                        --------------
Total                                                                          178,496
--------------------------------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (4.0%)
American Standard                                              1,250(b)         85,638
Fisher Scientific Intl                                         5,250(b)        150,833
General Electric                                              56,800         1,366,039
Pentair                                                        4,050           147,218
Tyco Intl                                                     20,900(c)        309,320
Xerox                                                         19,050(b)        171,450
                                                                        --------------
Total                                                                        2,230,498
--------------------------------------------------------------------------------------

PAPER & PACKAGING (0.4%)
Ball                                                           1,700            90,576
Sealed Air                                                     3,800(b)        137,826
                                                                        --------------
Total                                                                          228,402
--------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.3%)
Equity Office Properties Trust                                 2,850            69,911
Equity Residential                                             1,850            44,918
Simon Property Group                                           1,300            45,032
                                                                        --------------
Total                                                                          159,861
--------------------------------------------------------------------------------------
RESTAURANTS & lodging (0.2%)
Starbucks                                                      4,750(b)        111,388
--------------------------------------------------------------------------------------

RETAIL (6.7%)
Albertson's                                                    9,600           180,768
Gap                                                            9,100           118,664
Home Depot                                                    18,150           425,617
Kroger                                                        17,750(b)        234,655
Limited Brands                                                 8,400            99,792
Lowe's Companies                                               7,550           296,715
Penney (JC)                                                    5,550           110,168
Staples                                                       22,800(b)        394,668
TJX Companies                                                 20,600           331,042
Wal-Mart Stores                                               31,300         1,504,277
Winn-Dixie Stores                                              5,300            64,660
                                                                        --------------
Total                                                                        3,761,026
--------------------------------------------------------------------------------------

TEXTILES & APPAREL (1.6%)
Jones Apparel Group                                           12,300(b)        348,828
Liz Claiborne                                                 10,250           289,050
Reebok Intl                                                    5,500(b)        171,875
Timberland Cl A                                                2,450(b)         94,080
                                                                        --------------
Total                                                                          903,833
--------------------------------------------------------------------------------------

TRANSPORTATION (0.5%)
Burlington Northern Santa Fe                                   4,200           105,000
United Parcel Service Cl B                                     2,650           152,481
                                                                        --------------
Total                                                                          257,481
--------------------------------------------------------------------------------------

UTILITIES -- ELECTRIC (2.1%)
AES                                                            3,750(b)         12,450
Ameren                                                         1,400            54,586
American Electric Power                                        2,950            64,251
Calpine                                                        2,600(b)          7,254
CenterPoint Energy                                             2,100             9,765
Consolidated Edison                                            1,800            70,200
Dominion Resources                                             2,350           126,665
DTE Energy                                                     1,450            60,088
Duke Energy                                                    7,050            95,246
Entergy                                                        1,800            81,990
Exelon                                                         2,500           122,875
FPL Group                                                      1,500            84,015
Mirant                                                         2,750(b)          3,713
PG&E                                                           3,800(b)         48,450
PPL                                                            1,550            54,514
Public Service Enterprise Group                                1,900            65,797
Sempra Energy                                                  1,400            32,480
Southern Co                                                    5,400           152,333
                                                                        --------------
Total                                                                        1,146,672
--------------------------------------------------------------------------------------

UTILITIES -- GAS (0.3%)
Dynegy Cl A                                                    2,550             4,973
El Paso                                                        4,100            19,926
KeySpan                                                        1,050            33,568
Kinder Morgan                                                    850            38,700
NICOR                                                            300             9,027
NiSource                                                       1,700            28,798
Peoples Energy                                                   250             8,950
Williams Companies                                             3,550            13,526
                                                                        --------------
Total                                                                          157,468
--------------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (2.2%)
ALLTEL                                                         2,150            93,353
AT&T                                                           5,300            98,262
BellSouth                                                     12,800           277,376
CenturyTel                                                     1,000            27,400
Citizens Communications                                        1,950(b)         19,130
Nextel Communications Cl A                                     6,600(b)         92,928
Qwest Communications Intl                                     11,650(b)         41,707
SBC Communications                                            22,850           475,280
Sprint (FON Group)                                             6,150            78,105
Sprint (PCS Group)                                             6,850(b)         27,126
                                                                        --------------
Total                                                                        1,230,667
--------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $62,749,433)                                                     $   53,439,594
--------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (4.5%)

                                       ANNUALIZED        AMOUNT
                                      YIELD ON DATE    PAYABLE AT
ISSUER                                 OF PURCHASE      MATURITY           VALUE(a)
U.S. GOVERNMENT AGENCIES
Federal Home Loan Bank Disc Nt
   03-26-03                                  1.26%   $       500,000    $      499,595
Federal Home Loan Mtge Corp Disc Nts
   04-01-03                                  1.22            500,000           499,458
   05-29-03                                  1.22            500,000           498,526
Federal Natl Mtge Assn Disc Nts
   03-19-03                                  1.28            500,000           499,703
   05-21-03                                  1.23            500,000           498,662
--------------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $2,495,831)                                                      $    2,495,944
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $65,245,264)(e)                                                  $   55,935,538
======================================================================================

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - BLUE CHIP ADVANTAGE FUND

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c) Foreign security values are stated in U.S. dollars. As of Feb. 28, 2003, the value of foreign securities represented 0.6% of net assets.
(d) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

     TYPE OF SECURITY                                                      CONTRACTS
     ---------------------------------------------------------------------------------
     PURCHASE CONTRACTS
     E-Mini S&P 500 Index, March 2003                                               40

(e) At Feb. 28, 2003, the cost of securities for federal income tax purposes was approximately $65,245,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                            $    1,346,000

     Unrealized depreciation                                               (10,655,000)
     ---------------------------------------------------------------------------------
     Net unrealized depreciation                                        $   (9,309,000)
     ---------------------------------------------------------------------------------

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - BOND FUND

FEB. 28, 2003 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

BONDS (95.9%)

                                                                  COUPON           PRINCIPAL
ISSUER                                                             RATE             AMOUNT                  VALUE(a)
GOVERNMENT OBLIGATIONS AND AGENCIES (20.5%)
Australian Government
  (Australian Dollar)
  07-15-05                                                          7.50%            14,300,000(c)       $     9,293,900
Canadian Government
  (Canadian Dollar)
   09-01-04                                                         5.00             13,200,000(c)             9,060,669
Federal Natl Mtge Assn
   04-15-04                                                         3.63             35,000,000               35,874,299
   07-15-05                                                         7.00             31,300,000               35,053,088
   02-21-13                                                         4.75             17,000,000               17,172,720
Govt of New Zealand
  (New Zealand Dollar)
   02-15-05                                                         6.50             16,300,000(c)             9,269,896
U.S. Treasury
   01-31-05                                                         1.63             32,150,000               32,229,121
   08-15-05                                                         6.50             10,700,000               11,936,353
   02-15-08                                                         3.00             41,050,000(k)            41,675,355
   05-15-09                                                         5.50              2,800,000                3,191,014
   02-15-13                                                         3.88             36,225,000               36,758,486
   08-15-23                                                         6.25             70,700,000               84,721,223
   11-15-24                                                         7.50             10,700,000(k)            14,720,857
   02-15-31                                                         5.38             28,410,000               31,498,480
United Mexican States
  (U.S. Dollar)
   01-14-12                                                         7.50             12,000,000(c)            12,900,000
                                                                                                         ---------------
Total                                                                                                        385,355,461
------------------------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES (32.1%)
Federal Home Loan Mtge Corp
   05-01-07                                                         9.00                477,602                  485,569
   03-01-13                                                         5.50              2,094,894                2,198,968
   04-01-15                                                         7.50              5,210,618                5,573,709
   02-01-23                                                         6.00             17,000,000               17,785,201
   08-01-24                                                         8.00                836,460                  912,025
   01-01-25                                                         9.00                204,855                  229,013
   09-01-28                                                         6.00              6,081,631                6,346,195
   12-01-29                                                         7.00             13,334,925               14,057,844
   07-01-32                                                         7.00             38,509,674               40,578,962
   09-01-32                                                         6.50              6,008,639                6,289,372
   10-01-32                                                         6.50             26,416,641               27,650,867
   05-01-33                                                         5.50             29,195,000(e)            29,678,469
  Collateralized Mtge Obligation
   03-15-22                                                         7.00              7,244,698                7,626,355
   07-15-22                                                         7.00              7,274,678                7,709,995
Federal Natl Mtge Assn
   09-01-07                                                         8.50                847,083                  894,602
   11-01-12                                                         4.79             10,000,000               10,249,965
   11-25-12                                                         4.49              6,500,000                6,500,000
   01-01-13                                                         4.78              5,360,000                5,514,938
   01-01-13                                                         4.92              2,797,389(e)             2,928,954
   02-01-13                                                         4.83              3,250,000                3,387,109
   02-01-13                                                         4.87              7,320,000(e)             7,672,275
   04-01-13                                                         7.00              9,359,538               10,024,654
   12-01-13                                                         5.50              8,156,541                8,559,335
   02-01-14                                                         5.50             12,353,477               12,940,169
   04-01-14                                                         5.50               102,451                  107,510
   03-01-15                                                         5.50             17,000,000(e)            17,706,520
   04-01-15                                                         5.50             28,000,000(e)            29,085,000
   05-01-15                                                         5.50              5,000,000(e)             5,178,100
   07-01-16                                                         6.00              3,478,532                3,653,495
   08-01-16                                                         6.00              3,378,732                3,548,676
   08-01-16                                                         6.50              3,050,316                3,237,065
   02-01-17                                                         7.00              5,034,493                5,374,858
   03-01-17                                                         6.50              3,329,124                3,539,661
   08-01-17                                                         6.50              9,840,424(e)            10,441,843
   09-01-17                                                         6.50              7,933,241                8,418,098
   11-01-17                                                         6.00             20,100,742               21,111,770
   03-01-18                                                         5.00             14,000,000(e)            14,393,680
   04-01-18                                                         5.00             18,000,000(e)            18,438,840
   05-01-18                                                         4.50              9,000,000(e)             9,014,040
   05-01-18                                                         5.00              9,675,000(e)             9,874,499
   11-01-21                                                         8.00                 98,999                  108,478
   04-01-22                                                         8.00                534,228                  585,130
   04-01-23                                                         8.50              1,353,975                1,479,915
   06-01-24                                                         9.00              1,275,798                1,423,039
   02-01-27                                                         7.50              2,640,522                2,821,490
   09-01-28                                                         6.50              5,758,666                6,030,551
   10-01-28                                                         6.00              8,438,975                8,800,452
   11-01-28                                                         6.50             10,066,437               10,541,706
   12-01-28                                                         6.50             12,226,779               12,804,044
   01-01-29                                                         6.50              9,155,597                9,587,862
   06-01-29                                                         6.00              3,494,585                3,642,028
   04-01-30                                                         6.00             11,000,000(e)            11,395,340
   01-01-31                                                         7.50              5,803,753                6,183,479
   03-01-31                                                         6.00              9,300,000(e)             9,669,117
   06-01-32                                                         7.00             30,968,812               32,665,872
   08-01-32                                                         6.50              9,440,576                9,879,185
   08-01-32                                                         7.00              2,312,221(e)             2,439,534
   10-01-32                                                         6.50              8,776,942                9,182,832
   01-01-33                                                         6.00             16,319,423               16,992,862
   02-01-33                                                         4.75              2,996,653(e),(h)         3,064,095
   03-25-33                                                         4.94              5,000,000(e),(h)         5,165,625
   04-01-33                                                         5.50             29,500,000(e)            30,071,710
   03-25-34                                                         7.50              5,000,000(e)             5,442,188
Residential Funding Mtge
  Collateralized Mtge Obligation
   10-25-17                                                         5.50              2,959,281                3,060,145
                                                                                                         ---------------
Total                                                                                                        601,954,879
------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.5%)
Alliant Techsystems
  Company Guaranty
   05-15-11                                                         8.50              1,850,000                1,998,000
Boeing
   02-15-13                                                         5.13              1,300,000                1,307,215
Northrop Grumman
  Company Guaranty
   02-15-11                                                         7.13              5,000,000                5,772,150
                                                                                                         ---------------
Total                                                                                                          9,077,365
------------------------------------------------------------------------------------------------------------------------

AIRLINES (0.4%)
Continental Airlines
  Series 1998A
   09-15-17                                                         6.65              7,095,050                5,905,960
Delta Air Lines
  Series 2002-1
   01-02-12                                                         7.78              2,765,708                2,018,967
                                                                                                         ---------------
Total                                                                                                          7,924,927
------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE & RELATED (1.0%)
DaimlerChrysler North America Holding
   01-15-08                                                         4.75              3,000,000                3,053,520
Ford Motor
   02-01-29                                                         6.38              1,850,000                1,379,946
   07-16-31                                                         7.45              8,405,000                7,067,882
SPX
  Sr Nts
   01-01-13                                                         7.50              1,170,000                1,208,025
TRW
   06-01-09                                                         7.13              4,000,000                4,604,768
TRW Automotive
  Sr Nts
   02-15-13                                                         9.38              1,000,000(d)             1,020,000
  Sr Sub Nts
   02-15-13                                                        11.00                130,000(d)               134,063
                                                                                                         ---------------
Total                                                                                                         18,468,204
------------------------------------------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (2.9%)
Bank of America
  Sub Nts
   02-15-10                                                         7.80              8,000,000                9,652,512
BNP Paribas LLC
  Company Guaranty
   01-15-15                                                         5.13              4,400,000(d)             4,526,808
Capital One Bank
  Sr Nts
   02-01-06                                                         6.80             81,100,000                1,113,120
Develop Bank Singapore
  (U.S. Dollar)
   05-15-11                                                         7.13              3,000,000(c,d)           3,426,189
FleetBoston Financial
   09-15-05                                                         7.25              4,500,000                5,035,982
  Sr Nts
   12-01-06                                                         4.88              3,500,000                3,724,858
Marshall & Ilsley
  Series E
   09-01-06                                                         5.75              4,900,000                5,345,263
Washington Mutual
  Series 2003-AR3 Cl A5
   04-25-33                                                         3.93              4,500,000                4,546,406
  Sr Nts
   01-15-08                                                         4.38              5,000,000                5,239,615
Washington Mutual Bank
   06-15-11                                                         6.88              9,700,000               11,120,719
                                                                                                         ---------------
Total                                                                                                         53,731,472
------------------------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - BOND FUND

                                                                  COUPON           PRINCIPAL
ISSUER                                                             RATE             AMOUNT                  VALUE(a)
BEVERAGES & TOBACCO (0.2%)
Bottling Group LLC
  Company Guaranty
   11-15-12                                                         4.63%       $     3,000,000(d)       $     3,033,723
Cott Beverages
  Company Guaranty
   12-15-11                                                         8.00                960,000                1,010,400
                                                                                                         ---------------
Total                                                                                                          4,044,123
------------------------------------------------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (2.4%)
Associated Materials
  Company Guaranty
   04-15-12                                                         9.75              1,250,000                1,325,000
Georgia-Pacific
  Sr Nts
   02-01-10                                                         8.88              2,025,000(d)             2,014,875
Louisiana Pacific
  Sr Nts
   08-15-10                                                         8.88              1,440,000                1,572,097
Masco
   05-03-04                                                         6.00              9,800,000               10,236,834
Meritage
  Company Guaranty
   06-01-11                                                         9.75                855,000                  895,613
  Sr Nts
   06-01-11                                                         9.75                285,000(d)               297,825
Nortek
  Sr Nts Series B
   08-01-08                                                         8.88              2,000,000                2,042,500
Schuler Homes
  Company Guaranty
   07-15-11                                                        10.50              1,650,000                1,790,250
Tyco Intl Group
  (U.S. Dollar) Company Guaranty
   02-15-11                                                         6.75              3,440,000(c)             3,250,800
WCI Communities
  Company Guaranty
   02-15-11                                                        10.63              1,700,000                1,725,500
Weyerhaeuser
   08-01-06                                                         6.00              8,800,000                9,392,944
   03-15-07                                                         6.13              4,000,000                4,336,284
   03-15-32                                                         7.38              5,500,000                6,140,173
                                                                                                         ---------------
Total                                                                                                         45,020,695
------------------------------------------------------------------------------------------------------------------------

CHEMICALS (1.7%)
Airgas
  Company Guaranty
   10-01-11                                                         9.13              1,685,000                1,845,075
Allied Waste North America
  Company Guaranty
   09-01-12                                                         9.25              2,530,000(d)             2,643,850
  Company Guaranty Series B
   08-01-09                                                        10.00              1,000,000                1,015,000
Compass Minerals Group
  Company Guaranty
   08-15-11                                                        10.00              1,800,000                1,971,000
Dow Chemical
   10-01-12                                                         6.00              4,300,000                4,415,283
IMC Global
  Company Guaranty Series B
   06-01-08                                                        10.88              1,245,000                1,307,250
MacDermid
   07-15-11                                                         9.13              1,260,000                1,360,800
  Noveon
  Company Guaranty Series B
   02-28-11                                                        11.00              1,600,000                1,768,000
Praxair
   03-01-08                                                         6.50              6,500,000                7,343,733
Resolution Performance
  Sr Sub Nts
   11-15-10                                                        13.50                375,000                  390,000
   11-15-10                                                        13.50                345,000(d)               358,800
Waste Management
  Company Guaranty
   05-15-09                                                         6.88              7,350,000                8,181,873
                                                                                                         ---------------
Total                                                                                                         32,600,664
------------------------------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT & SERVICES (2.5%)
AT&T Wireless Services
  Sr Nts
   03-01-11                                                         7.88             12,100,000               12,856,250
   03-01-31                                                         8.75              2,030,000                2,156,875
Deutsche Telekom Intl Finance
  (U.S. Dollar) Company Guaranty
   06-15-30                                                         8.75              1,500,000(c)             1,760,733
DirectTV Holdings/Finance
  Sr Nts
   03-15-13                                                         8.38              2,055,000(d)             2,168,025
EchoStar DBS
  Sr Nts
   02-01-09                                                         9.38                825,000                  878,625
Qwest
   03-15-12                                                         8.88              1,515,000(d)             1,575,600
Verizon Global Funding
   06-15-12                                                         6.88              3,000,000                3,428,295
   06-15-32                                                         7.75             12,000,000               14,541,600
Verizon New England
  Sr Nts
   09-15-11                                                         6.50              7,000,000                7,807,660
                                                                                                         ---------------
Total                                                                                                         47,173,663
------------------------------------------------------------------------------------------------------------------------

CONSUMER FINANCE -- PERSONAL LOANS (0.2%)
Commonwealth Edison
   02-01-08                                                         3.70              3,600,000                3,674,772
------------------------------------------------------------------------------------------------------------------------

ELECTRONICS (0.1%)
L-3 Communications
  Company Guaranty
   06-15-12                                                         7.63              1,895,000                1,980,275
------------------------------------------------------------------------------------------------------------------------

ENERGY (2.2%)
Anadarko Finance
  Company Guaranty Series B
   05-01-11                                                         6.75              5,000,000                5,704,849
Conoco
  Sr Nts
   04-15-29                                                         6.95              3,750,000                4,287,308
Conoco Funding
  (U.S. Dollar) Company Guaranty
   10-15-31                                                         7.25              2,350,000(c)             2,793,013
Duke Energy
   09-15-03                                                         7.38              2,071,000                2,103,564
Duke Energy Field Services
   08-16-05                                                         7.50              2,500,000                2,672,055
FirstEnergy
  Series B
   11-15-11                                                         6.45             10,000,000               10,196,699
Forest Oil
  Sr Nts
   12-15-11                                                         8.00              2,040,000                2,116,500
Grant Prideco Escrow
  Sr Nts
   12-15-09                                                         9.00              2,350,000(d)             2,467,500
Luscar Coal
  (U.S. Dollar) Sr Nts
   10-15-11                                                         9.75                825,000(c)               904,406
Newfield Exploration
  Sr Nts
   03-01-11                                                         7.63              3,500,000                3,743,005
Westport Resources
  Company Guaranty
   11-01-11                                                         8.25              1,075,000                1,131,438
XTO Energy
  Sr Nts
   04-15-12                                                         7.50              2,465,000                2,643,713
                                                                                                         ---------------
Total                                                                                                         40,764,050
------------------------------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & services (0.4%)
Key Energy Services
  Sr Nts
   03-01-08                                                         8.38              2,090,000                2,204,950
Progress Energy
  Sr Nts
   03-01-06                                                         6.75              2,330,000                2,548,661
   03-01-11                                                         7.10              2,380,000                2,689,631
                                                                                                         ---------------
Total                                                                                                          7,443,242
------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (8.2%)
Citibank Credit Card Issuance Trust
  Series 2003-A2 Cl A2
   01-15-08                                                         2.70              5,000,000                5,054,839
Citigroup
   02-01-08                                                         3.50             13,200,000               13,337,544
  Sub Nts
   10-01-10                                                         7.25             10,000,000               11,800,950
   08-27-12                                                         5.63                400,000                  429,528
Countywide Home Loan
   12-19-05                                                         3.50              6,000,000                6,091,560
Credit Suisse First Boston USA
   01-15-12                                                         6.50              2,820,000                3,072,108
GMAC
   09-15-11                                                         6.88             25,000,000               25,056,624
Goldman Sachs Group
   01-15-11                                                         6.88              4,250,000                4,848,914

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - BOND FUND

                                                                  COUPON           PRINCIPAL
ISSUER                                                             RATE             AMOUNT                        VALUE(a)
FINANCIAL SERVICES (CONT.)
Greenwich Capital Commercial Funding
  Series 2002-C1 Cl A3
   01-01-17                                                         4.50%       $     3,000,000                $     3,088,620
  Series 2002-C1 Cl A4
   01-11-35                                                         4.95              3,300,000                      3,412,061
Honda Auto Receivables Owner Trust
  Series 2003-1 Cl A4
   07-18-08                                                         2.48              1,800,000                      1,806,993
Household Finance
   01-24-06                                                         6.50             10,000,000                     10,875,250
   10-15-11                                                         6.38              4,000,000                      4,331,652
   11-27-12                                                         6.38              2,500,000                      2,729,225
HSBS Holdings
  (U.S. Dollar) Sub Nts
   12-12-12                                                         5.25              4,700,000(c)                   4,889,767
Indah Kiat Finance Mauritius
  (U.S. Dollar) Company Guaranty
   07-01-07                                                        10.00              2,530,000(b,c)                   670,450
John Hancock Financial Services
  Sr Nts
   12-01-08                                                         5.63              3,065,000                      3,335,710
JP Morgan Chase
  Sub Nts
   01-02-13                                                         5.75              4,000,000                      4,182,300
LaBranche
  Sr Sub Nts
   03-02-07                                                        12.00              1,240,000                      1,376,400
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A4
   09-15-26                                                         4.56              5,000,000                      5,133,495
  Series 2002-C4 Cl A5
   09-15-31                                                         4.85              3,000,000                      3,084,268
Legg Mason
  Sr Nts
   07-02-08                                                         6.75              4,900,000                      5,513,774
Lehman Brothers Holdings
   01-22-08                                                         4.00              2,200,000                      2,241,162
MBNA Credit Card Master Note Trust
  Series 2003-A1
   07-15-10                                                         3.30              2,850,000                      2,873,399
Merrill Lynch
   11-15-07                                                         4.00              5,000,000                      5,105,650
Morgan Stanley
   04-15-06                                                         6.10              6,000,000                      6,593,028
   03-01-13                                                         5.30              3,910,000                      3,969,667
Nissan Auto Receivables Owner Trust
  Series 2003-A Cl A4
   07-15-08                                                         2.61              1,250,000                      1,249,847
TIAA Global Markets
  Company Guaranty
   01-22-08                                                         3.88              7,000,000(d)                   7,174,090
                                                                                                               ---------------
Total                                                                                                              153,328,875
------------------------------------------------------------------------------------------------------------------------------

FOOD (0.9%)
B&G Foods
  Company Guaranty Series D
   08-01-07                                                         9.63                936,000                        952,380
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11                                                        10.75                805,000(c,d)                   768,775
Chiquita Brands Intl
  Sr Nts
   03-15-09                                                        10.56              1,250,000                      1,281,250
Del Monte
  Company Guaranty Series B
   05-15-11                                                         9.25              1,560,000                      1,622,400
General Mills
   02-15-07                                                         5.13              4,000,000                      4,258,360
Kellogg
  Series B
   04-01-11                                                         6.60              2,000,000                      2,281,180
Kraft Foods
   11-01-11                                                         5.63              4,875,000                      5,288,742
Smithfield Foods
  Sr Sub Nts
   02-15-08                                                         7.63                475,000                        453,031
                                                                                                               ---------------
Total                                                                                                               16,906,118
------------------------------------------------------------------------------------------------------------------------------

FURNITURE & APPLIANCES (--%)
Interface
  Company Guaranty
   04-01-08                                                         7.30                450,000                        382,500
------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE SERVICES (0.3%)
AmerisourceBergen
  Sr Nts
   11-15-12                                                         7.25              1,540,000(d)                   1,597,750
HCA
   06-01-06                                                         7.13              1,475,000                      1,583,948
Paracelsus Healthcare Escrow
  Sr Sub Nts
   08-15-06                                                           --              5,275,000(b,g,j)                      --
Tenet Healthcare
  Sr Nts
   06-01-12                                                         6.50              1,150,000                      1,104,000
Vanguard Health Systems
  Company Guaranty
   08-01-11                                                         9.75                720,000                        700,200
                                                                                                               ---------------
Total                                                                                                                4,985,898
------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT & SERVICES (0.1%)
Joy Global
  Company Guaranty Series B
   03-15-12                                                         8.75              1,770,000                      1,854,075
------------------------------------------------------------------------------------------------------------------------------

INSURANCE (1.8%)
Americo Life
  Sr Sub Nts
   06-01-05                                                         9.25              1,200,000                      1,140,000
ASIF Global Financing
   01-17-13                                                         4.90              3,220,000(d)                   3,264,298
Hartford Life
   06-15-27                                                         7.65              2,495,000                      2,860,814
Lincoln Natl
   12-15-11                                                         6.20              4,300,000                      4,668,080
Marsh & McLennan
   02-15-13                                                         4.85              1,940,000                      1,984,116
MetLife
   05-15-05                                                         3.91              2,600,000                      2,673,882
Prudential Funding LLC
   05-15-08                                                         6.60              8,085,000(d)                   9,016,642
Safeco
   02-01-08                                                         4.20              4,700,000                      4,756,400
Zurich Capital Trust I
  Company Guaranty
   06-01-37                                                         8.38              3,400,000(d)                   3,166,957
                                                                                                               ---------------
Total                                                                                                               33,531,189
------------------------------------------------------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (1.5%)
Alliance Atlantis Communications
  (U.S. Dollar) Sr Sub Nts
   12-15-09                                                        13.00              1,000,000(c)                   1,125,000
AOL Time Warner
   04-15-06                                                         6.13              2,907,000                      3,036,545
HMH Properties
  Company Guaranty Series A
   08-01-05                                                         7.88                500,000                        491,250
  Company Guaranty Series B
   08-01-08                                                         7.88              1,000,000                        930,000
MGM Mirage
  Sr Nts
   10-15-06                                                         7.25              4,040,000                      4,161,200
Mohegan Tribal Gaming
  Sr Sub Nts
   04-01-12                                                         8.00              1,975,000                      2,014,500
Starwood Hotels Resorts
   05-01-07                                                         7.88              1,680,000(d)                   1,646,400
Station Casinos
  Sr Nts
   02-15-08                                                         8.38              1,420,000                      1,491,000
United Artists Theatre
   07-01-15                                                         9.30              3,903,481                      3,669,272
Viacom
  Company Guaranty
   05-15-11                                                         6.63              8,000,000                      9,200,992
                                                                                                               ---------------
Total                                                                                                               27,766,159
------------------------------------------------------------------------------------------------------------------------------

MEDIA (3.3%)
American Media Operation
  Company Guaranty Series B
   05-01-09                                                        10.25                645,000                        691,763
Australis Media
  (U.S. Dollar)
   05-15-03                                                        15.75             10,000,000(b,c,g,j)                    --
  (U.S. Dollar) Sr Disc Nts
   05-15-03                                                        15.75                 81,770(b,c,g,j)                    --
Belo (AH)
   11-01-08                                                         8.00              3,800,000                      4,373,762
CanWest Media
  (U.S. Dollar) Sub Sr Nts
   05-15-11                                                        10.63              1,245,000(c)                   1,357,050

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - BOND FUND

                                                                  COUPON           PRINCIPAL
ISSUER                                                             RATE             AMOUNT                         VALUE(a)
MEDIA (CONT.)
Comcast Cable Communications
  Sr Nts
01-30-11                                                            6.75%       $     2,250,000                $     2,436,091
06-15-13                                                            7.13              9,400,000                     10,447,761
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12                                                         8.75              1,295,000(c)                   1,337,088
CSC Holdings
  Sr Sub Deb
   05-15-16                                                        10.50              1,390,000                      1,483,825
Emmis Communications
  Company Guaranty Series B
   03-15-09                                                         8.13              1,100,000                      1,138,500
Hollinger Intl Publishing
  Sr Nts
   12-15-10                                                         9.00              1,260,000(d)                   1,316,700
Lamar Media
  Sr Sub Nts
   01-01-13                                                         7.25                930,000(d)                     950,925
Mediacom LLC/Mediacom Capital
  Sr Nts
   01-15-13                                                         9.50                960,000                        938,400
Nexstar Finance LLC
  Company Guaranty
   04-01-08                                                        12.00              1,000,000                      1,100,000
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11                                                        11.13              1,435,000(c)                   1,513,925
Radio One
  Company Guaranty Series B
   07-01-11                                                         8.88                920,000                        986,700
Sinclair Broadcast Group
  Company Guaranty
   03-15-12                                                         8.00              1,600,000                      1,638,000
Sun Media
  (U.S. Dollar) Sr Nts
   02-15-13                                                         7.63              1,200,000(c,d)                 1,248,348
TCI Communications
   02-15-06                                                         6.88              2,362,000                      2,523,223
Time Warner
   08-15-04                                                         7.98              1,500,000                      1,599,968
   08-15-06                                                         8.11              3,000,000                      3,308,484
   08-15-07                                                         8.18              3,000,000                      3,358,134
  Company Guaranty
   01-15-28                                                         6.95              5,000,000                      4,910,115
Time Warner Companies
   02-01-24                                                         7.57             12,275,000                     12,755,344
Veninfotel
  (U.S. Dollar) Cv Pay-in-kind
   12-31-05                                                        13.00              9,176,819(c,g,i)                  91,768
                                                                                                               ---------------
Total                                                                                                               61,505,874
------------------------------------------------------------------------------------------------------------------------------

METALS (0.1%)
AK Steel
  Company Guaranty
   06-15-12                                                         7.75              1,000,000                        967,500
Imexsa Export Trust
  (U.S. Dollar) Company Guaranty
   05-31-05                                                        10.63              1,059,832(c,d)                   582,908
                                                                                                               ---------------
Total                                                                                                                1,550,408
------------------------------------------------------------------------------------------------------------------------------

MISCELLANEOUS (0.7%)
AOA Holdings LLC
  Sr Nts
   06-15-08                                                        11.00              2,500,000(g)                   2,500,000
EOP Operating LP
  Sr Nts
   07-15-11                                                         7.00              6,500,000                      7,315,126
MSX Intl
  Company Guaranty
   01-15-08                                                        11.38                980,000                        343,000
Natl Waterworks
  Sr Sub Nts
   12-01-12                                                        10.50              1,410,000(d)                   1,494,600
Von Hoffman
  Company Guaranty
   03-15-09                                                        10.25              1,000,000                        980,000
                                                                                                               ---------------
Total                                                                                                               12,632,726
------------------------------------------------------------------------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (1.5%)
Fisher Scientific Intl
  Sr Sub Nts
   05-01-12                                                         8.13                935,000(d)                     988,763
General Electric
   02-01-13                                                         5.00             10,000,000                     10,272,600
General Electric Capital
   03-30-06                                                         5.35              5,000,000                      5,400,300
   06-15-12                                                         6.00             10,000,000                     10,918,300
                                                                                                               ---------------
Total                                                                                                               27,579,963
------------------------------------------------------------------------------------------------------------------------------

PAPER & PACKAGING (0.9%)
Ball
  Sr Nts
   12-15-12                                                         6.88                730,000(d)                     740,950
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13                                                         7.25              1,340,000(c,d)                 1,389,500
Crown Euro Holdings
  (U.S. Dollar)
   03-01-13                                                        10.88                630,000(c,d)                   636,300
Crown Paper
  Sr Sub Nts
   09-01-05                                                        11.00              3,450,000(b)                         345
MDP Acquisitions
  (U.S. Dollar) Sr Nts
   10-01-12                                                         9.63                970,000(c,d)                 1,003,950
Owens Brockway Glass
   11-15-12                                                         8.75              1,890,000(d)                   1,899,450
Pactiv
   06-15-17                                                         8.13              6,000,000                      7,178,274
Plastipak Holdings
  Company Guaranty
   09-01-11                                                        10.75                895,000                        921,850
Silgan Holdings
  Sr Sub Deb
   06-01-09                                                         9.00              2,000,000                      2,060,000
Stone Container
  Sr Nts
   07-01-12                                                         8.38              1,760,000                      1,830,400
                                                                                                               ---------------
Total                                                                                                               17,661,019
------------------------------------------------------------------------------------------------------------------------------

RESTAURANTS & LODGING (0.1%)
MeriStar Hospitality
  Company Guaranty
   01-15-11                                                         9.13                565,000                        454,825
Park Place Entertainment
  Sr Sub Nts
   09-15-08                                                         8.88                480,000                        498,000
   03-15-10                                                         7.88              1,750,000                      1,741,250
                                                                                                               ---------------
Total                                                                                                                2,694,075
------------------------------------------------------------------------------------------------------------------------------

RETAIL (2.6%)
Albertson's
  Sr Nts
   02-15-11                                                         7.50              5,000,000                      5,852,815
Gap
   09-15-07                                                         6.90              1,040,000                      1,050,400
Kroger
  Sr Nts
   07-15-06                                                         8.15              3,000,000                      3,399,495
   09-15-29                                                         8.00              9,000,000                     10,727,460
Remington Arms
  Company Guaranty
   02-01-11                                                        10.50                460,000(d)                     484,150
Safeway
   09-15-04                                                         7.25             10,000,000                     10,708,100
   08-15-12                                                         5.80              2,000,000                      2,128,502
Target
   01-15-11                                                         6.35              5,000,000                      5,623,050
Wal-Mart CRAVE 401
   07-17-06                                                         7.00              6,496,608(d)                   7,040,829
William Carter
  Company Guaranty Series B
   08-15-11                                                        10.88              1,415,000                      1,556,500
                                                                                                               ---------------
Total                                                                                                               48,571,301
------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION (1.5%)
Burlington North Santa Fe
   12-15-05                                                         6.38              3,000,000                      3,324,252
Canadian Natl Railways
  (U.S. Dollar)
   10-15-11                                                         6.38              4,190,000(c)                   4,752,851
Enterprise Rent-A-Car USA Finance
   01-15-11                                                         8.00              4,850,000(d)                   5,626,272
Greater Beijing First Expressways
  (U.S. Dollar) Sr Nts
   06-15-07                                                         9.50              2,290,000(b,c)                 1,374,000
Interpool
   08-01-07                                                         7.35              1,930,000                      1,833,500
Union Pacific
   01-15-11                                                         6.65              9,850,000                     11,229,108
                                                                                                               ---------------
Total                                                                                                               28,139,983
------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - BOND FUND

                                                                  COUPON           PRINCIPAL
ISSUER                                                             RATE             AMOUNT                         VALUE(a)
UTILITIES -- ELECTRIC (3.7%)
Cleveland Electric Illuminating
  1st Mtge Series B
05-15-05                                                            9.50%       $    11,000,000                $    11,094,259
Dominion Resources
  Sr Nts
   09-17-12                                                         5.70              7,150,000                      7,566,294
Duke Energy
   03-05-08                                                         3.75              1,820,000(d)                   1,834,997
   01-15-12                                                         6.25              5,700,000                      5,985,194
Florida Power
  1st Mtge
   03-01-13                                                         4.80              5,510,000                      5,604,882
IPALCO Enterprises
   11-14-11                                                         8.63              1,900,000                      1,843,000
Midamerican Energy
   01-15-13                                                         5.13              4,000,000                      4,148,676
Midland Funding II
  Series A
   07-23-05                                                        11.75              1,750,000                      1,806,875
NiSource Finance
   03-01-13                                                         6.15              2,500,000                      2,594,220
Northern States Power
  1st Mtge
   08-29-12                                                         8.00              6,110,000(d)                   7,328,212
PowerGen US Funding LLC
   10-15-04                                                         4.50              4,000,000                      4,118,252
Virginia Electric & Power
  Sr Nts Series A
   03-31-06                                                         5.75             15,000,000                     16,253,370
                                                                                                               ---------------
Total                                                                                                               70,178,231
------------------------------------------------------------------------------------------------------------------------------

UTILITIES -- GAS (0.5%)
ANR Pipeline
  Sr Nts
   03-15-10                                                         8.88                935,000(d,e)                   953,990
Barrett Resources
  Sr Nts
   02-01-07                                                         7.55              5,000,000                      4,649,999
Northwest Pipeline
  Sr Nts
   03-01-10                                                         8.13                245,000(d,e)                   251,287
Southern Natural Gas
  Sr Nts
   03-15-10                                                         8.88              1,250,000(d,e)                 1,276,688
Transcontinental Gas Pipeline
  Series B
   08-15-11                                                         7.00              1,500,000                      1,417,500
                                                                                                               ---------------
Total                                                                                                                8,549,464
------------------------------------------------------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (1.1%)
AT&T
  Sr Nts
   11-15-06                                                         7.00                510,000                        544,501
Citizens Communications
   05-15-11                                                         9.25              3,800,000                      4,701,862
France Telecom
  (U.S. Dollar)
   03-01-31                                                        10.00                750,000(c)                     965,565
Nextel Communications
  Sr Nts
   11-15-09                                                         9.38              2,070,000                      2,080,350
Vodafone Group
  (U.S. Dollar)
   02-15-10                                                         7.75             10,900,000(c)                  12,997,487
                                                                                                               ---------------
Total                                                                                                               21,289,765
------------------------------------------------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $1,752,549,404)                                                                                         $ 1,798,321,415
------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (--%)

ISSUER                                                                                 SHARES                      VALUE(a)
BayCorp Holdings                                                                             28(b)             $           414
Davel Communications                                                                  1,087,416(b)                      10,875
------------------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $7,144,987)                                                                                             $        11,289
------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCK (--%)

ISSUER                                                                               SHARES                        VALUE(a)
Intermedia Communications
  13.50% Pay-in-kind
   Series B                                                                                   1(i)             $            70
------------------------------------------------------------------------------------------------------------------------------

TOTAL PREFERRED STOCK
(Cost: $496)                                                                                                   $            70
------------------------------------------------------------------------------------------------------------------------------

OPTIONS PURCHASED (--%)

                                                             NOTIONAL           EXERCISE         EXPIRATION
ISSUER                                                        AMOUNT             PRICE             DATE            VALUE(a)
Puts
April Eurodollar
  Mid-Curve
  Futures                                                 $    237,500,000   $            98      April 2003   $       225,625
June U.S.
  Treasury Notes
  Futures                                                       39,000,000               110        May 2003            85,313
------------------------------------------------------------------------------------------------------------------------------
TOTAL OPTIONS PURCHASED
(Cost: $553,284)                                                                                               $       310,938
------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (16.8%)

                                                            ANNUALIZED              AMOUNT
                                                          YIELD ON DATE           PAYABLE AT
ISSUER                                                     OF PURCHASE             MATURITY                       VALUE(a)
U.S. GOVERNMENT AGENCIES (10.6%)
Federal Home Loan Bank Disc Nts
   04-11-03                                                         1.24%       $    35,000,000                $    34,951,805
   04-16-03                                                         1.23             12,600,000                     12,581,234
Federal Home Loan Mtge Corp Disc Nts
   03-31-03                                                         1.22             50,000,000                     49,949,615
   04-14-03                                                         1.21             10,000,000                      9,985,003
Federal Natl Mtge Assn Disc Nts
   03-12-03                                                         1.28             23,500,000                     23,491,065
   03-25-03                                                         1.23             50,000,000                     49,957,292
   04-02-03                                                         1.24             16,500,000                     16,482,746
                                                                                                               ---------------
Total                                                                                                              197,398,760
------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (6.2%)
Alcoa
   03-11-03                                                         1.25             13,900,000                     13,894,691
Delaware Funding
   03-24-03                                                         1.27             18,300,000(f)                  18,284,506
Edison Asset Securitization
   03-17-03                                                         1.27             10,300,000(f)                  10,293,823
ING US Funding
   05-13-03                                                         1.25             15,000,000                     14,958,375
Park Avenue Receivables
   03-11-03                                                         1.27             10,000,000(f)                   9,996,120
   03-24-03                                                         1.27              5,000,000(f)                   4,995,767
Receivables Capital
   03-25-03                                                         1.27              6,000,000(f)                   5,994,729
Sheffield Receivables
   03-03-03                                                         1.27              6,200,000(f)                   6,199,344
   03-27-03                                                         1.27             10,000,000(f)                   9,990,475
Southern Co Funding
   03-04-03                                                         1.28              2,500,000(f)                   2,499,644
Three Rivers Funding
   03-20-03                                                         1.26             19,900,000(f)                  19,886,071
                                                                                                               ---------------
Total                                                                                                              116,993,545
------------------------------------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $314,397,474)                                                                                           $   314,392,305
------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,074,645,645)(l)                                                                                      $ 2,113,036,017
==============================================================================================================================

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Feb. 28, 2003, the value of foreign securities represented 4.8% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) At Feb. 28, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $222,701,360.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(g)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the board. Information concerning such security holdings at Feb. 28, 2003, is as follows:

                                                                ACQUISITION
     SECURITY                                                      DATES                          COST
     -------------------------------------------------------------------------------------------------
     AOA Holdings LLC
        11.00% Sr Nts 2008                                       06-02-02               $    2,500,000
     Australis Media
        (U.S. Dollar) 15.75% 2003                                07-03-97                    7,362,500
        (U.S. Dollar) 15.75% Sr Disc Nts 2003                    10-29-97                       59,692
     Paracelsus Healthcare Escrow
        Sr Sub Nts 2006                                          11-16-01                           --
     Veninfotel
        (U.S. Dollar) 13.00% Cv Pay-in-kind 2005           05-01-02 thru 9-05-02             9,003,192

(h) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2003.

(i) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(j)  Negligible market value.

(k) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

     TYPE OF SECURITY                                                                  NOTIONAL AMOUNT
     -------------------------------------------------------------------------------------------------
     Sale contracts
     Swap Futures, June 2003, 10-year                                                   $   42,200,000
     U.S. Treasury Notes, June 2003, 5-year                                                  3,200,000
     U.S. Treasury Notes, June 2003, 10-year                                                99,800,000

(l) At Feb. 28, 2003, the cost of securities for federal income tax purposes was approximately $2,074,646,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                            $   70,500,000
     Unrealized depreciation                                                               (32,110,000)
     -------------------------------------------------------------------------------------------------
     Net unrealized appreciation                                                        $   38,390,000
     -------------------------------------------------------------------------------------------------

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - CAPITAL RESOURCE FUND

FEB. 28, 2003 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (93.3%)

ISSUER                                                                                   SHARES                       VALUE(a)
AEROSPACE & DEFENSE (1.9%)
Lockheed Martin                                                                                210,000            $     9,601,200
Rockwell Automation                                                                            305,000                  7,018,050
United Technologies                                                                            290,000                 16,988,200
                                                                                                                  ---------------
Total                                                                                                                  33,607,450
---------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE & RELATED (0.6%)
Navistar Intl                                                                                  483,050(b)              11,414,472
---------------------------------------------------------------------------------------------------------------------------------

BEVERAGES & TOBACCO (2.3%)
PepsiCo                                                                                      1,095,000                 41,960,400
---------------------------------------------------------------------------------------------------------------------------------

CHEMICALS (2.2%)
Dow Chemical                                                                                   365,000                  9,964,500
Ecolab                                                                                         222,800                 10,928,340
Lyondell Chemical                                                                              805,000                  9,587,550
Praxair                                                                                         90,000                  4,756,500
Waste Management                                                                               210,000                  4,179,000
                                                                                                                  ---------------
Total                                                                                                                  39,415,890
---------------------------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (4.2%)
BEA Systems                                                                                    615,000(b)               5,977,800
Cadence Design Systems                                                                         520,000(b)               5,506,800
Microsoft                                                                                    2,720,000                 64,464,000
                                                                                                                  ---------------
Total                                                                                                                  75,948,600
---------------------------------------------------------------------------------------------------------------------------------

COMPUTERS & OFFICE EQUIPMENT (4.9%)
Apple Computer                                                                               2,305,000(b)              34,598,050
First Data                                                                                     450,000                 15,592,500
Sun Microsystems                                                                            11,229,000(b)              38,627,760
                                                                                                                  ---------------
Total                                                                                                                  88,818,310
---------------------------------------------------------------------------------------------------------------------------------

ELECTRONICS (0.7%)
Analog Devices                                                                                 170,000(b)               4,957,200
Taiwan Semiconductor Mfg ADR                                                                   640,000(b,c)             4,537,600
United Microelectronics ADR                                                                  1,150,000(b,c)             3,714,500
                                                                                                                  ---------------
Total                                                                                                                  13,209,300
---------------------------------------------------------------------------------------------------------------------------------

ENERGY (5.9%)
Apache                                                                                         185,000                 12,076,800
ConocoPhillips                                                                                 800,000                 40,560,000
Exxon Mobil                                                                                  1,580,000                 53,751,600
                                                                                                                  ---------------
Total                                                                                                                 106,388,400
---------------------------------------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (5.5%)
GlobalSantaFe                                                                                  394,326                  8,773,754
Nabors Inds                                                                                    278,200(b,c)            11,030,630
Schlumberger                                                                                   830,100                 34,540,461
Transocean                                                                                   1,950,000                 44,265,000
                                                                                                                  ---------------
Total                                                                                                                  98,609,845
---------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (8.1%)
Citigroup                                                                                    1,875,000                 62,512,500
Fannie Mae                                                                                     610,000                 39,101,000
Freddie Mac                                                                                    540,000                 29,511,000
MBNA                                                                                           350,000                  4,847,500
Merrill Lynch                                                                                  270,000                  9,201,600
                                                                                                                  ---------------
Total                                                                                                                 145,173,600
---------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (14.0%)
Abbott Laboratories                                                                            320,000                 11,398,400
Amgen                                                                                          300,000(b)              16,392,000
Baxter Intl                                                                                    330,000                  9,368,700
Guidant                                                                                        430,000(b)              15,376,800
Pfizer                                                                                       3,740,000                111,526,800
Wyeth                                                                                        2,428,700                 85,611,675
                                                                                                                  ---------------
Total                                                                                                                 249,674,375
---------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE SERVICES (8.1%)
AmerisourceBergen                                                                            1,100,000                 60,500,000
Caremark Rx                                                                                    438,750(b)               7,660,575
HCA                                                                                            275,000                 11,341,000
McKesson                                                                                     2,105,000                 56,077,200
UnitedHealth Group                                                                             130,000                 10,777,000
                                                                                                                  ---------------
Total                                                                                                                 146,355,775
---------------------------------------------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (4.1%)
Avon Products                                                                                  640,600                 33,311,200
Kimberly-Clark                                                                                 200,000                  9,166,000
Procter & Gamble                                                                               390,000                 31,925,400
                                                                                                                  ---------------
Total                                                                                                                  74,402,600
---------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT & SERVICES (0.5%)
Caterpillar                                                                                    200,000                  9,400,000
---------------------------------------------------------------------------------------------------------------------------------

INSURANCE (4.9%)
ACE                                                                                            124,050(c)               3,437,426
American Intl Group                                                                            805,000                 39,678,449
Montpelier Re Holdings                                                                         900,000(b,c,e)          20,924,427
Prudential Financial                                                                           305,000                  9,159,150
Travelers Property Casualty Cl A                                                               800,000                 12,520,000
Travelers Property Casualty Cl B                                                               105,631                  1,679,533
                                                                                                                  ---------------
Total                                                                                                                  87,398,985
---------------------------------------------------------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (4.5%)
AOL Time Warner                                                                              4,410,000(b)              49,921,200
Viacom Cl B                                                                                    815,000(b)              30,260,950
                                                                                                                  ---------------
Total                                                                                                                  80,182,150
------------------------------------------------------------------------------------------------------------------------------

MEDIA (2.3%)
Comcast Cl A                                                                                   556,420(b)              16,258,592
Comcast Special Cl A                                                                           565,000(b)              15,870,850
Omnicom Group                                                                                   85,000                  4,503,300
USA Interactive                                                                                185,000(b)               4,538,050
                                                                                                                  ---------------
Total                                                                                                                  41,170,792
---------------------------------------------------------------------------------------------------------------------------------

METALS (1.8%)
Alcoa                                                                                          230,000                  4,715,000
Freeport-McMoRan Copper & Gold Cl B                                                            885,000(b)              15,062,700
Inco                                                                                           280,000(b,c)             6,006,000
Phelps Dodge                                                                                   175,000(b)               6,293,000
                                                                                                                  ---------------
Total                                                                                                                  32,076,700
---------------------------------------------------------------------------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (8.9%)
Cendant                                                                                      5,135,000(b)              63,211,850
General Electric                                                                             3,675,000                 88,383,750
Grainger (WW)                                                                                  105,000                  4,833,150
Tyco Intl                                                                                      290,000(c)               4,292,000
                                                                                                                  ---------------
Total                                                                                                                 160,720,750
---------------------------------------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (1.3%)
Starwood Hotels &
  Resorts Worldwide                                                                          1,015,000                 22,949,150
---------------------------------------------------------------------------------------------------------------------------------

RESTAURANTS & LODGING (2.1%)
McDonald's                                                                                   2,775,000                 37,767,750
---------------------------------------------------------------------------------------------------------------------------------

RETAIL (4.5%)
Circuit City Stores                                                                          2,558,200                 11,307,244
Dollar General                                                                               1,070,000                 11,117,300
Home Depot                                                                                   1,410,000                 33,064,500
Staples                                                                                        555,000(b)               9,607,050
Wal-Mart Stores                                                                                320,000                 15,379,200
                                                                                                                  ---------------
Total                                                                                                                  80,475,294
---------------------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $1,864,832,783)                                                                                            $ 1,677,120,588
---------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (7.2%)

                                                            ANNUALIZED                     AMOUNT
                                                          YIELD ON DATE                  PAYABLE AT
ISSUER                                                     OF PURCHASE                    MATURITY                    VALUE(a)
U.S. GOVERNMENT AGENCIES (3.6%)
Federal Home Loan Mtge Corp Disc Nt
   04-14-03                                                         1.21%              $    10,000,000            $     9,985,003
Federal Natl Mtge Assn Disc Nts
   03-28-03                                                         1.22                     2,100,000                  2,098,007
   04-02-03                                                         1.24                    44,100,000                 44,053,885
   04-16-03                                                         1.22                     8,200,000                  8,187,787
                                                                                                                  ---------------
Total                                                                                                                  64,324,682
---------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (3.6%)
Ciesco LP
   04-02-03                                                         1.26                    10,500,000(d)              10,487,873
ING US Funding
   05-13-03                                                         1.25                     7,400,000                  7,379,465
Kitty Hawk Funding
   03-28-03                                                         1.28                     6,900,000(d)               6,893,131
Preferred Receivables
   03-13-03                                                         1.26                    15,500,000(d)              15,492,948
Sheffield Receivables
   03-03-03                                                         1.35                    25,300,000(d)              25,297,153
                                                                                                                  ---------------
Total                                                                                                                  65,550,570
---------------------------------------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $129,876,350)                                                                                                 $129,875,252
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,994,709,133)(f)                                                                                         $ 1,806,995,840
=================================================================================================================================

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - CAPITAL RESOURCE FUND

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Feb. 28, 2003, the value of foreign securities represented 3.0% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). A portion of this security is illiquid due to the fact that shares were held prior to the initial public offering. Information concerning such security holdings at Feb. 28, 2003, is as follows:

                                         ACQUISITION
     SECURITY                               DATES                          COST
     Montpelier Re Holdings               12-10-01               $    15,000,000

(f) At Feb. 28, 2003, the cost of securities for federal income tax purposes was approximately $1,994,709,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $    37,887,000
     Unrealized depreciation                                        (225,600,000)
     ---------------------------------------------------------------------------
     Net unrealized depreciation                                 $  (187,713,000)
     ---------------------------------------------------------------------------

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - CASH MANAGEMENT FUND

FEB. 28, 2003 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

U.S. GOVERNMENT AGENCIES (21.1%)

                                                           ANNUALIZED                AMOUNT
                                                          YIELD ON DATE            PAYABLE AT
ISSUER                                                     OF PURCHASE              MATURITY                     VALUE(a)
Federal Home Loan Bank Disc Nt
   04-11-03                                                     1.24%           $     5,000,000                $     4,992,939
Federal Home Loan Mtge Corp Disc Nts
   03-06-03                                                     1.27                 13,000,000                     12,997,707
   03-07-03                                                     1.24                  3,200,000                      3,199,339
   03-13-03                                                     1.28                  5,000,000                      4,997,867
   03-14-03                                                     1.25                 15,000,000                     14,993,229
   03-27-03                                                     1.27                  5,000,000                      4,995,414
   03-27-03                                                     1.28                  9,000,000                      8,991,680
   03-31-03                                                     1.25                 10,500,000                     10,489,063
   03-31-03                                                     1.28                  4,000,000                      3,995,750
   04-03-03                                                     1.24                  7,500,000                      7,491,509
   04-10-03                                                     1.25                 17,500,000                     17,475,791
Federal Natl Mtge Assn Disc Nts
   03-05-03                                                     1.27                  3,000,000                      2,999,578
   03-05-03                                                     1.28                  4,500,000                      4,499,360
   03-06-03                                                     1.25                  4,100,000                      4,099,288
   03-12-03                                                     1.27                  5,000,000                      4,998,060
   03-12-03                                                     1.28                  7,000,000                      6,997,262
   03-19-03                                                     1.28                 11,900,000                     11,892,384
   03-20-03                                                     1.29                  6,000,000                      5,995,931
   03-26-03                                                     1.28                  7,600,000                      7,593,244
   04-02-03                                                     1.24                  7,300,000                      7,291,986
   04-02-03                                                     1.25                  8,500,000                      8,490,556
   04-09-03                                                     1.24                 60,000,000                     59,919,401
------------------------------------------------------------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT AGENCIES
(Cost: $219,397,338)                                                                                           $   219,397,338
------------------------------------------------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (8.1%)

                                                           ANNUALIZED                AMOUNT
                                                          YIELD ON DATE            PAYABLE AT
ISSUER                                                     OF PURCHASE              MATURITY                     VALUE(a)
Abbey Natl Yankee
   03-12-03                                                     1.32%           $     4,500,000                $     4,500,000
Canadian Imperial Bank Yankee
   04-29-03                                                     1.27                  5,000,000                      5,000,000
   05-02-03                                                     1.27                 17,000,000                     17,000,000
   05-08-03                                                     1.27                  4,000,000                      4,000,000
   05-15-03                                                     1.26                  3,000,000                      3,000,000
   08-06-03                                                     1.29                  2,000,000                      2,000,000
Credit Suisse First Boston NY Yankee
   01-16-04                                                     1.38                 10,000,000(c)                  10,000,000
Societe Generale Yankee
   02-26-04                                                     1.30                 10,000,000(c)                   9,999,002
Westdeutsche Landesbank Yankee
   03-03-03                                                     1.34                  5,000,000                      5,000,000
   03-11-03                                                     1.29                  5,000,000                      5,000,000
   04-02-03                                                     1.31                  5,700,000                      5,700,000
   06-05-03                                                     1.27                  4,000,000                      4,000,000
   02-19-04                                                     1.36                  9,000,000                      9,000,000
------------------------------------------------------------------------------------------------------------------------------

TOTAL CERTIFICATES OF DEPOSIT
(Cost: $84,199,002)                                                                                            $    84,199,002
------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (70.8%)

                                                           ANNUALIZED                AMOUNT
                                                          YIELD ON DATE            PAYABLE AT
ISSUER                                                     OF PURCHASE              MATURITY                     VALUE(a)
ASSET-BACKED (36.1%)
Alpine Securitization
   04-23-03                                                     1.27%           $    10,000,000(b)             $     9,981,303
   04-24-03                                                     1.27                  2,000,000(b)                   1,996,190
Amsterdam Funding
   03-24-03                                                     1.29                  4,000,000(b)                   3,996,703
   03-25-03                                                     1.29                  4,000,000(b)                   3,996,573
   04-01-03                                                     1.29                  2,000,000(b)                   1,997,787
   04-21-03                                                     1.26                  5,000,000(b)                   4,991,075
   04-30-03                                                     1.26                  4,000,000(b)                   3,991,600
Barton Capital
   03-06-03                                                     1.29                  4,000,000(b)                   3,999,283
   03-14-03                                                     1.29                  6,000,000(b)                   5,997,205
   03-17-03                                                     1.29                  4,000,000(b)                   3,997,707
   03-19-03                                                     1.26                  6,500,000(b)                   6,495,905
CAFCO
   03-04-03                                                     1.33                  3,600,000(b)                   3,599,601
   03-24-03                                                     1.26                  4,000,000(b)                   3,996,780
   05-05-03                                                     1.26                  3,000,000(b)                   2,993,175
   05-21-03                                                     1.26                  2,000,000(b)                   1,994,330
Charta
   03-21-03                                                     1.30                  3,000,000(b)                   2,997,833
   03-21-03                                                     1.33                  5,000,000(b)                   4,996,306
   04-15-03                                                     1.27                  3,000,000(b)                   2,995,238
   05-30-03                                                     1.27                  2,500,000(b)                   2,492,063
   06-03-03                                                     1.26                  2,000,000(b)                   1,993,420
   06-10-03                                                     1.26                  4,000,000(b)                   3,985,860
Ciesco L.P.
   04-15-03                                                     1.26                 10,000,000(b)                   9,984,249
   04-23-03                                                     1.26                  3,000,000(b)                   2,994,435
   04-24-03                                                     1.26                  2,000,000(b)                   1,996,220
Corporate Receivables
   03-04-03                                                     1.33                  3,000,000(b)                   2,999,668
   04-08-03                                                     1.26                  3,000,000(b)                   2,996,010
   05-07-03                                                     1.26                  2,400,000(b)                   2,394,372
   05-16-03                                                     1.26                  2,000,000(b)                   1,994,680
   05-20-03                                                     1.26                  3,000,000(b)                   2,991,600
CXC
   03-07-03                                                     1.32                  2,100,000(b)                   2,099,538
   03-13-03                                                     1.33                  4,000,000(b)                   3,998,227
   03-20-03                                                     1.33                  4,000,000(b)                   3,997,192
   04-22-03                                                     1.27                  4,000,000(b)                   3,992,662
   06-09-03                                                     1.26                  5,000,000(b)                   4,982,500
Delaware Funding
   03-28-03                                                     1.27                  5,000,000(b)                   4,995,238
   04-03-03                                                     1.30                  4,000,000(b)                   3,995,233
   04-23-03                                                     1.27                  4,000,000(b)                   3,992,521
Edison Asset Securitization
   04-01-03                                                     1.31                  6,000,000(b)                   5,993,232
   04-04-03                                                     1.30                  2,000,000(b)                   1,997,544
   05-06-03                                                     1.26                  7,000,000(b)                   6,983,830
   05-19-03                                                     1.26                  2,000,000(b)                   1,994,470
   05-21-03                                                     1.26                  3,100,000(b)                   3,091,212
Enterprise Funding
   03-28-03                                                     1.26                  3,000,000(b)                   2,997,165
   04-03-03                                                     1.27                  2,000,000(b)                   1,997,672
   04-14-03                                                     1.26                  5,000,000(b)                   4,992,300
   05-06-03                                                     1.27                  8,000,000(b)                   7,981,373
   05-14-03                                                     1.26                  1,800,000(b)                   1,795,338
Fairway Finance
   03-03-03                                                     1.27                  2,000,000(b)                   1,999,859
   03-25-03                                                     1.29                  6,000,000(b)                   5,994,840
   04-04-03                                                     1.30                 10,000,000(b)                   9,987,721
   07-17-03                                                     1.29                  2,000,000(b)                   1,990,187
Falcon Asset Securitization
   04-15-03                                                     1.29                  2,500,000(b)                   2,495,969
   04-21-03                                                     1.28                  3,000,000(b)                   2,994,560
   05-12-03                                                     1.29                  6,000,000(b)                   5,984,520
Fleet Funding
   04-04-03                                                     1.29                  4,000,000(b)                   3,995,127
   04-16-03                                                     1.26                  5,000,000(b)                   4,991,950
   04-24-03                                                     1.26                  6,000,000(b)                   5,988,660
   04-28-03                                                     1.26                  4,000,000(b)                   3,991,880
Kitty Hawk Funding
   03-03-03                                                     1.35                  3,500,000(b)                   3,499,738
   03-10-03                                                     1.33                  3,000,000(b)                   2,999,003
   03-21-03                                                     1.30                  2,300,000(b)                   2,298,339
   04-11-03                                                     1.26                  3,500,000(b)                   3,494,978
   04-14-03                                                     1.26                  6,000,000(b)                   5,990,760
Old Line Funding
   03-25-03                                                     1.26                  2,000,000(b)                   1,998,320
   04-01-03                                                     1.27                  3,000,000(b)                   2,996,719
   04-04-03                                                     1.27                  2,000,000(b)                   1,997,601
   04-11-03                                                     1.26                  3,000,000(b)                   2,995,695
   04-21-03                                                     1.27                  4,000,000(b)                   3,992,803
   05-14-03                                                     1.27                  4,500,000(b)                   4,488,253
Park Avenue Receivables
   03-31-03                                                     1.27                  2,000,000(b)                   1,997,883
   04-16-03                                                     1.26                 14,000,000(b)                  13,977,459
   04-21-03                                                     1.26                  3,000,000(b)                   2,994,645
Preferred Receivables Funding
   04-07-03                                                     1.30                  4,000,000(b)                   3,994,656
   05-29-03                                                     1.27                  4,000,000(b)                   3,987,441
   08-12-03                                                     1.27                  1,800,000(b)                   1,789,668
Receivables Capital
   03-12-03                                                     1.33                  4,000,000(b)                   3,998,374
   03-13-03                                                     1.27                  2,000,000(b)                   1,999,153
   03-17-03                                                     1.34                  3,000,000(b)                   2,998,213
   03-21-03                                                     1.27                  5,000,000(b)                   4,996,472
   04-03-03                                                     1.30                  4,000,000(b)                   3,995,233
   05-16-03                                                     1.26                  2,000,000(b)                   1,994,680
Sheffield Receivables
   03-17-03                                                     1.30                  3,000,000(b)                   2,998,267
   03-28-03                                                     1.27                  3,000,000(b)                   2,997,143
   04-11-03                                                     1.26                  3,500,000(b)                   3,494,978
   04-23-03                                                     1.26                  9,000,000(b)                   8,983,305
   05-05-03                                                     1.27                  1,000,000(b)                     997,707

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - CASH MANAGEMENT FUND

                                                           ANNUALIZED               AMOUNT
                                                          YIELD ON DATE           PAYABLE AT
ISSUER                                                     OF PURCHASE             MATURITY                       VALUE(a)
ASSET-BACKED (CONT.)
Variable Funding Capital
   03-04-03                                                     1.30%           $   2,000,000(b)               $     1,999,783
   03-07-03                                                     1.33                2,000,000(b)                     1,999,557
   03-18-03                                                     1.27                4,000,000(b)                     3,997,601
   04-14-03                                                     1.26                3,000,000(b)                     2,995,380
   04-17-03                                                     1.26                4,000,000(b)                     3,993,420
   04-21-03                                                     1.26                4,000,000(b)                     3,992,860
Windmill Funding
   03-03-03                                                     1.30                3,000,000(b)                     2,999,783
   03-11-03                                                     1.29                4,000,000(b)                     3,998,567
   03-28-03                                                     1.26                3,500,000(b)                     3,496,693
   04-01-03                                                     1.29                2,100,000(b)                     2,097,676
   05-05-03                                                     1.27                3,000,000(b)                     2,993,121
                                                                                                               ---------------
Total                                                                                                              373,641,618
------------------------------------------------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (8.4%)
Abbey National North America LLC
   05-19-03                                                     1.26                  8,000,000                      7,977,880
ABN Amro North America Finance
   03-27-03                                                     1.32                  2,000,000                      1,998,093
   04-07-03                                                     1.29                  5,000,000                      4,993,371
   04-08-03                                                     1.29                  6,000,000                      5,991,830
ANZ (Delaware)
   04-07-03                                                     1.29                  5,000,000                      4,993,371
KBC Bank
   03-17-03                                                     1.28                 10,000,000                      9,994,311
Lloyds TSB Bank
   05-06-03                                                     1.26                  3,000,000                      2,993,070
Societe Generale North America
   03-07-03                                                     1.30                  1,000,000                        999,783
   03-18-03                                                     1.34                  3,000,000                      2,998,109
   04-01-03                                                     1.30                  2,000,000                      1,997,761
   05-06-03                                                     1.26                  3,000,000                      2,993,070
Svenska Handelsbaken
   04-22-03                                                     1.26                  8,400,000                      8,384,712
   04-30-03                                                     1.26                  3,600,000                      3,592,440
   05-12-03                                                     1.26                  6,100,000                      6,084,628
   05-19-03                                                     1.26                  2,200,000                      2,193,941
Westdeutsche Landesbank Girozentrale
   01-27-04                                                     1.37                  7,500,000(b)                   7,406,625
Westpac Capital
   05-14-03                                                     1.26                  3,000,000                      2,992,230
   06-02-03                                                     1.26                  9,000,000                      8,970,705
                                                                                                               ---------------
Total                                                                                                               87,555,930
------------------------------------------------------------------------------------------------------------------------------

BROKER DEALERS (7.3%)
Goldman Sachs Group
   05-22-03                                                     1.26                  8,000,000                      7,977,040
   07-07-03                                                     1.27                  6,000,000                      5,973,120
Merrill Lynch
   03-05-03                                                     1.32                  2,000,000(c)                   2,000,000
   11-19-03                                                     1.38                  5,000,000(c)                   5,000,000
Morgan Stanley
   03-11-03                                                     1.29                 16,600,000                     16,594,052
   03-18-03                                                     1.29                 10,000,000                      9,993,908
   04-25-03                                                     1.27                 10,000,000                      9,980,597
   04-29-03                                                     1.26                  2,000,000                      1,995,870
Salomon Smith Barney
   04-14-03                                                     1.26                  4,000,000                      3,993,840
   04-17-03                                                     1.26                  2,000,000                      1,996,710
   04-24-03                                                     1.26                  3,800,000                      3,792,818
   06-06-03                                                     1.26                  6,000,000                      5,979,630
                                                                                                               ---------------
Total                                                                                                               75,277,585
------------------------------------------------------------------------------------------------------------------------------

ENERGY (0.8%)
BP America
   03-05-03                                                     1.33                  3,000,000                      2,999,557
Chevron UK Investment
   03-11-03                                                     1.33                  1,800,000(b)                   1,799,335
   06-02-03                                                     1.26                  3,600,000(b)                   3,588,282
                                                                                                               ---------------
Total                                                                                                                8,387,174
------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (13.2%)

AEGON Funding
   03-20-03                                                     1.35                  4,700,000(b)                   4,696,652
   03-21-03                                                     1.35                  1,000,000(b)                     999,250
   03-24-03                                                     1.28                  6,000,000(b)                   5,995,093
   04-14-03                                                     1.28                  3,000,000(b)                   2,995,307
   04-17-03                                                     1.28                  5,000,000(b)                   4,991,644
   04-24-03                                                     1.27                  4,000,000(b)                   3,992,380
   05-01-03                                                     1.27                  5,900,000(b)                   5,887,304
Barclays U.S. Funding
   03-04-03                                                     1.35                  5,000,000                      4,999,438
   03-13-03                                                     1.32                  1,000,000                        999,560
   03-17-03                                                     1.33                  4,000,000                      3,997,636
   05-09-03                                                     1.26                  3,000,000                      2,992,755
Dexia Bank (Delaware)
   03-06-03                                                     1.33                  4,400,000                      4,399,187
   03-10-03                                                     1.32                  6,500,000                      6,497,855
   03-10-03                                                     1.33                  5,000,000                      4,998,338
   04-17-03                                                     1.26                  6,000,000                      5,990,130
Intl Lease Finance
   03-14-03                                                     1.33                  3,000,000                      2,998,559
   03-25-03                                                     1.25                 12,000,000                     11,989,999
   04-07-03                                                     1.35                  3,000,000                      2,995,838
   04-08-03                                                     1.29                  5,000,000                      4,993,192
   04-28-03                                                     1.26                  3,000,000                      2,993,910
   05-01-03                                                     1.26                  6,000,000                      5,987,190
   05-05-03                                                     1.26                  5,000,000                      4,988,625
   05-07-03                                                     1.27                  4,000,000                      3,990,546
Nordea North America
   04-08-03                                                     1.28                  6,000,000                      5,991,893
Southern Co Funding
   03-11-03                                                     1.32                  4,500,000(b)                   4,498,350
   04-15-03                                                     1.29                  4,500,000(b)                   4,492,744
   04-25-03                                                     1.27                 10,000,000(b)                   9,980,596
   05-13-03                                                     1.26                  6,600,000(b)                   6,583,136
                                                                                                               ---------------
Total                                                                                                              136,917,107
------------------------------------------------------------------------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (3.1%)
BOC Group
   03-04-03                                                     1.30                  1,000,000(b)                     999,892
   04-17-03                                                     1.26                  3,000,000                      2,995,065
GE Capital Intl Funding
   03-21-03                                                     1.34                  3,700,000(b)                   3,697,246
   03-24-03                                                     1.34                  3,000,000(b)                   2,997,432
   04-01-03                                                     1.27                  3,000,000(b)                   2,996,719
   04-11-03                                                     1.27                  5,000,000(b)                   4,992,768

   05-08-03                                                     1.27                  4,700,000(b)                   4,688,725
General Electric Capital
   03-03-03                                                     1.36                  6,300,000                      6,299,523
   06-04-03                                                     1.26                  3,000,000                      2,990,025
                                                                                                               ---------------
Total                                                                                                               32,657,395
------------------------------------------------------------------------------------------------------------------------------

UTILITIES -- ELECTRIC (2.0%)
UBS Americas
   03-31-03                                                     1.27                  4,000,000                      3,995,767
UBS Finance (Delaware)
   03-03-03                                                     1.32                  4,400,000                      4,399,677
   03-26-03                                                     1.27                  4,000,000                      3,996,472
   03-26-03                                                     1.33                  8,000,000                      7,992,611
                                                                                                               ---------------
Total                                                                                                               20,384,527
------------------------------------------------------------------------------------------------------------------------------

TOTAL COMMERCIAL PAPER
(Cost: $734,821,336)                                                                                           $   734,821,336
------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,038,417,676)(d)                                                                                      $ 1,038,417,676
==============================================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(c) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2003.

(d) Also represents the cost of securities for federal income tax purposes at Feb. 28, 2003.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - DIVERSIFIED EQUITY INCOME FUND

FEB. 28, 2003 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (96.0%)

ISSUER                                                           SHARES                   VALUE(a)
AEROSPACE & DEFENSE (2.0%)
Goodrich                                                         198,717               $     3,054,280
Rockwell Automation                                               87,800                     2,020,278
                                                                                       ---------------
Total                                                                                        5,074,558
------------------------------------------------------------------------------------------------------

AIRLINES (0.3%)
AMR                                                              287,700(b)                    673,218
Continental Airlines Cl B                                         31,700(b)                    161,670
                                                                                       ---------------
Total                                                                                          834,888
------------------------------------------------------------------------------------------------------

AUTOMOTIVE & RELATED (2.3%)
Eaton                                                             36,099                     2,561,224
General Motors                                                    99,114                     3,347,080
                                                                                       ---------------
Total                                                                                        5,908,304
------------------------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (2.7%)
FleetBoston Financial                                             82,373                     2,023,081
J.P. Morgan Chase                                                 46,920                     1,064,146
Washington Mutual                                                111,810                     3,860,799
                                                                                       ---------------
Total                                                                                        6,948,026
------------------------------------------------------------------------------------------------------

BEVERAGES & TOBACCO (1.2%)
Altria Group                                                      79,823                     3,085,159
------------------------------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (1.9%)
Fluor                                                             57,755                     1,630,424
Hanson ADR                                                       139,194(c)                  3,278,018
                                                                                       ---------------
Total                                                                                        4,908,442
------------------------------------------------------------------------------------------------------

CHEMICALS (2.1%)
Dow Chemical                                                     178,211                     4,865,160
Imperial Chemical Inds ADR                                        55,700(c)                    540,290
                                                                                       ---------------
Total                                                                                        5,405,450
------------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT & SERVICES (2.0%)
Verizon Communications                                           146,486                     5,065,486
------------------------------------------------------------------------------------------------------

COMPUTERS & OFFICE EQUIPMENT (2.2%)
Electronic Data Systems                                           73,200                     1,139,724
Hewlett-Packard                                                  168,800                     2,675,480
Pitney Bowes                                                      61,309                     1,903,031
                                                                                       ---------------
Total                                                                                        5,718,235
------------------------------------------------------------------------------------------------------

ENERGY (10.7%)
BP ADR                                                            71,621(c)                  2,729,476
ChevronTexaco                                                     55,985                     3,592,557
ConocoPhillips                                                   154,650                     7,840,755
Kerr-McGee                                                       101,028                     4,166,395
Marathon Oil                                                     163,400                     3,772,906
Ocean Energy                                                      41,336                       829,614
Petroleo Brasileiro ADR                                          140,700(c)                  1,881,159
Unocal                                                            95,300                     2,511,155
                                                                                       ---------------
Total                                                                                       27,324,017
------------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (4.7%)
McDermott Intl                                                   360,450(b)                  1,549,935
Pioneer Natural Resources                                        189,381(b)                  4,952,314
Schlumberger                                                      23,300                       969,513
Tidewater                                                        148,649                     4,551,632
                                                                                       ---------------
Total                                                                                       12,023,394
------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (7.0%)
Citigroup                                                        163,261                     5,443,122
Lehman Brothers Holdings                                         181,623                    10,056,465
MBNA                                                              56,200                       778,370
Morgan Stanley                                                    47,668                     1,756,566
                                                                                       ---------------
Total                                                                                       18,034,523
------------------------------------------------------------------------------------------------------

FOOD (1.6%)
Archer-Daniels-Midland                                           135,790                     1,480,111
SUPERVALU                                                        184,035                     2,561,767
                                                                                       ---------------
Total                                                                                        4,041,878
------------------------------------------------------------------------------------------------------

FURNITURE & APPLIANCES (1.5%)
Whirlpool                                                         77,225                     3,804,104
------------------------------------------------------------------------------------------------------

HEALTH CARE (0.7%)
Schering-Plough                                                   99,500                     1,792,990
------------------------------------------------------------------------------------------------------

HEALTH CARE SERVICES (2.0%)
PacifiCare Health Systems                                        238,284(b)                  5,146,934
------------------------------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT & SERVICES (7.6%)
Caterpillar                                                      171,766                     8,073,002
Ingersoll-Rand Cl A                                              135,790(c)                  5,356,916
Parker-Hannifin                                                   90,630                     3,653,295
Tomkins ADR                                                      202,000(c)                  2,440,160
                                                                                       ---------------
Total                                                                                       19,523,373
------------------------------------------------------------------------------------------------------

INSURANCE (14.0%)
ACE                                                              107,800(c)                  2,987,138
Hartford Financial Services Group                                 31,700                     1,145,321
Jefferson-Pilot                                                   67,048                     2,527,710
Lincoln Natl                                                      67,115                     1,901,368
Loews                                                            101,056                     4,417,158
SAFECO                                                           119,022                     3,913,443
St. Paul Companies                                               137,100                     4,230,906
Torchmark                                                         87,266                     3,168,628
Travelers Property Casualty Cl A                                 391,782                     6,131,388
XL Capital Cl A                                                   73,719(c)                  5,229,626
                                                                                       ---------------
Total                                                                                       35,652,686
------------------------------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (1.2%)
Royal Caribbean Cruises                                          225,300                     3,052,815
------------------------------------------------------------------------------------------------------

MEDIA (1.6%)
Comcast Cl A                                                      52,160(b)                  1,524,115
Donnelley (RR) & Sons                                            140,211                     2,560,253
                                                                                       ---------------
Total                                                                                        4,084,368
------------------------------------------------------------------------------------------------------

METALS (1.6%)
Alcoa                                                            149,517                     3,065,099
Martin Marietta Materials                                         38,969                     1,074,765
                                                                                       ---------------
Total                                                                                        4,139,864
------------------------------------------------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (11.5%)
Crane                                                            120,222                     2,077,436
Diebold                                                          100,790                     3,664,724
Dover                                                             56,241                     1,435,270
Eastman Kodak                                                    175,331                     5,189,799
General Electric                                                 114,400                     2,751,320
Honeywell Intl                                                   149,300                     3,417,477
Monsanto                                                         143,600                     2,357,912
Textron                                                          118,995                     4,299,289
Xerox                                                             94,900(b)                    854,100
YORK Intl                                                        160,731                     3,439,643
                                                                                       ---------------
Total                                                                                       29,486,970
------------------------------------------------------------------------------------------------------

PAPER & PACKAGING (2.7%)
Abitibi-Consolidated                                             303,050(c)                  2,257,723
Intl Paper                                                       129,890                     4,550,046
                                                                                       ---------------
Total                                                                                        6,807,769
------------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (4.3%)
Crescent Real Estate Equities                                    385,987                     5,693,309
Equity Residential                                               102,090                     2,478,745
JDN Realty                                                       144,172                     1,734,389
Starwood Hotels & Resorts Worldwide                               54,800                     1,239,028
                                                                                       ---------------
Total                                                                                       11,145,471
------------------------------------------------------------------------------------------------------

TEXTILES & APPAREL (1.4%)
Kellwood                                                         140,058                     3,585,485
------------------------------------------------------------------------------------------------------

TRANSPORTATION (2.2%)
Burlington Northern Santa Fe                                     225,920                     5,648,000
------------------------------------------------------------------------------------------------------

UTILITIES -- GAS (0.5%)
El Paso                                                          288,700                     1,403,082
------------------------------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (2.4%)
AT&T                                                              41,200                       763,848
BellSouth                                                         65,600                     1,421,552
Sprint (FON Group)                                               321,800                     4,086,860
                                                                                       ---------------
Total                                                                                        6,272,260
------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $298,763,471)                                                                   $   245,918,531
------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - DIVERSIFIED EQUITY INCOME FUND

PREFERRED STOCKS (0.6%)

ISSUER                                                           SHARES                   VALUE(a)
Baxter Intl
  7.00% Cv                                                        17,800               $       898,366
Xerox
  7.50% Cv                                                         9,000(d)                    559,125
------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost: $1,340,000)                                                                     $     1,457,491
------------------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (6.9%)

                                                            ANNUALIZED             AMOUNT
                                                           YIELD ON DATE         PAYABLE AT
ISSUER                                                      OF PURCHASE           MATURITY              VALUE(a)
U.S. GOVERNMENT AGENCIES (6.7%)
Federal Home Loan Mtge Corp Disc Nts
   03-14-03                                                         1.22%       $       600,000       $       599,725
   04-10-03                                                         1.24              1,000,000               998,678
   05-29-03                                                         1.22              1,000,000               997,052
Federal Natl Mtge Assn Disc Nts
   03-26-03                                                         1.27              1,800,000             1,798,542
   04-09-03                                                         1.24              4,100,000             4,094,802
   04-16-03                                                         1.22                900,000               898,660
   04-16-03                                                         1.23                900,000               898,660
   04-30-03                                                         1.23              1,500,000             1,497,051
   05-07-03                                                         1.23              1,700,000             1,696,255
   05-21-03                                                         1.23              3,600,000             3,590,362
                                                                                                      ---------------
Total                                                                                                      17,069,787
---------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (0.2%)
ING US Funding
   05-13-03                                                         1.25                500,000               498,613
---------------------------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $17,567,301)                                                                                   $    17,568,400
---------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $317,670,772)(e)                                                                               $   264,944,422
=====================================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Feb. 28, 2003, the value of foreign securities represented 10.4% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) At Feb. 28, 2003, the cost of securities for federal income tax purposes was approximately $317,671,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                                                           $     2,751,000
    Unrealized depreciation                                                                               (55,478,000)
    -----------------------------------------------------------------------------------------------------------------
    Net unrealized depreciation                                                                       $   (52,727,000)
    -----------------------------------------------------------------------------------------------------------------

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - EMERGING MARKETS FUND

FEB. 28, 2003 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (91.6%)(c)

ISSUER                                                           SHARES                   VALUE(a)
BRAZIL (4.6%)
BEVERAGES & TOBACCO (0.5%)
Companhia de Bebidas
  das Americas ADR                                                 4,164               $        57,880
------------------------------------------------------------------------------------------------------

METALS (3.3%)
Companhia Vale do Rio
  Doce ADR                                                        13,000                       377,000
------------------------------------------------------------------------------------------------------

PAPER & PACKAGING (0.8%)
Aracruz Celulose ADR                                               4,696                        92,042
------------------------------------------------------------------------------------------------------

CHINA (1.0%)
TRANSPORTATION
Sinotrans Cl H                                                   404,000(b)                    116,552
------------------------------------------------------------------------------------------------------

CZECH FED REPUBLIC (0.7%)
BANKS AND SAVINGS & LOANS
Komercni Banka                                                     1,200                        85,749
------------------------------------------------------------------------------------------------------

HONG KONG (7.8%)
AIRLINES (0.7%)
Cathay Pacific Airways                                            58,000                        81,061
------------------------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (0.9%)
Hang Seng Bank                                                     9,400                       102,749
------------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT & SERVICES (1.4%)
China Mobile                                                      77,000(b)                    165,865
------------------------------------------------------------------------------------------------------

ENERGY (3.9%)
China Oilfield Services                                          560,000(b)                    139,298
CNOOC                                                            212,500                       298,352
                                                                                       ---------------
Total                                                                                          437,650
------------------------------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT & SERVICES (0.9%)
Johnson Electric Holdings                                         97,500                       108,763
------------------------------------------------------------------------------------------------------

HUNGARY (2.0%)
BANKS AND SAVINGS & LOANS (1.3%)
OTP Bank GDR                                                      15,000                       146,235
------------------------------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (0.7%)
Magyar Tavkozlesi                                                 25,000                        81,389
------------------------------------------------------------------------------------------------------

INDIA (7.5%)
AUTOMOTIVE & RELATED (0.7%)
Bajaj Auto                                                         7,854                        85,082
------------------------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (2.9%)
Housing Development Finance                                       24,430(b)                    192,200
State Bank of India GDR                                            9,554                       135,667
                                                                                       ---------------
Total                                                                                          327,867
------------------------------------------------------------------------------------------------------

COMPUTERS & OFFICE EQUIPMENT (2.3%)
Infosys Technologies                                               2,884                       259,215
------------------------------------------------------------------------------------------------------

HEALTH CARE (1.6%)
Cipla Limited                                                      6,394                       103,191
Ranbaxy Laboratories                                               6,588                        84,850
                                                                                       ---------------
Total                                                                                          188,041
------------------------------------------------------------------------------------------------------

ISRAEL (2.8%)
BANKS AND SAVINGS & LOANS (0.5%)
Bank Hapoalim                                                     45,428(b)                     58,459
------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (1.1%)
Check Point Software Technologies                                  8,157(b)                    121,295
------------------------------------------------------------------------------------------------------

HEALTH CARE (1.2%)
Teva Pharmaceutical Inds ADR                                       3,714                       140,315
------------------------------------------------------------------------------------------------------

MALAYSIA (3.8%)
BANKS AND SAVINGS & LOANS (0.9%)
Malayan Banking Berhad                                            48,800                       102,095
------------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT & SERVICES (1.1%)
Maxis Communications Berhad                                       94,000(b)                    133,579
------------------------------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (0.9%)
Resorts World Berhad                                              40,000                        99,474
------------------------------------------------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (0.9%)
Kuala Lumpur Kepong Berhad                                        62,000                       101,974
------------------------------------------------------------------------------------------------------

MEXICO (6.1%)
BEVERAGES & TOBACCO (1.0%)
Grupo Modelo Series C                                             53,403                       110,087
------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (2.4%)
Grupo Financiero BBVA Bancomer Cl B                              362,162(b)                    271,930
------------------------------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (2.7%)
Telefonos de Mexico
  ADR Cl L                                                        11,059                       321,485
------------------------------------------------------------------------------------------------------

PERU (1.7%)
METALS
Compania de Minas
  Buenaventura ADR                                                 7,586                       191,167
------------------------------------------------------------------------------------------------------

POLAND (1.3%)
BANKS AND SAVINGS & LOANS
Bank Pekao                                                         6,405                       144,367
------------------------------------------------------------------------------------------------------

RUSSIA (9.7%)
ENERGY (7.8%)
Lukoil Holding ADR                                                 6,729                       403,067
YUKOS ADR                                                          3,000                       492,749
                                                                                       ---------------
Total                                                                                          895,816
------------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.0%)
Sibneft ADR                                                        5,200                       112,424
------------------------------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (0.9%)
Mobile Telesystems ADR                                             2,400(b)                    102,624
------------------------------------------------------------------------------------------------------

SOUTH AFRICA (8.4%)
BANKS AND SAVINGS & LOANS (1.0%)
Standard Bank Group                                               32,973(b)                    117,540
------------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.1%)
Sasol                                                             20,238                       238,261
------------------------------------------------------------------------------------------------------

INSURANCE (1.6%)
Sanlam                                                           208,469                       183,523
------------------------------------------------------------------------------------------------------

METALS (2.7%)
AngloGold Limited                                                  5,357                       171,827
Impala Platinum Holdings                                           2,284                       138,822
                                                                                       ---------------
Total                                                                                          310,649
------------------------------------------------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (1.0%)
Imperial Holdings                                                 19,300(b)                    118,455
------------------------------------------------------------------------------------------------------

SOUTH KOREA (14.6%)
BANKS AND SAVINGS & LOANS (2.9%)
Kookmin Bank                                                       5,680                       173,685
Shinhan Financial Group                                           15,590                       163,913
                                                                                       ---------------
Total                                                                                          337,598
------------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT & SERVICES (2.0%)
SK Telecom                                                         1,625(b)                    224,626
------------------------------------------------------------------------------------------------------

ELECTRONICS (5.0%)
Samsung Electronics                                                2,490                       583,048
------------------------------------------------------------------------------------------------------

INSURANCE (1.1%)
Samsung Fire & Marine                                              2,580                       123,202
------------------------------------------------------------------------------------------------------

METALS (2.0%)
POSCO                                                              2,480                       229,582
------------------------------------------------------------------------------------------------------

RETAIL (0.7%)
Shinsegae                                                            650                        83,860
------------------------------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (0.9%)
KT ADR                                                             5,881                       108,799
------------------------------------------------------------------------------------------------------

TAIWAN (8.1%)
BANKS AND SAVINGS & LOANS (4.0%)
Chinatrust Financial Holding                                     349,000(b)                    280,203
Taishin Financial Holdings                                       333,000(b)                    163,865
                                                                                       ---------------
Total                                                                                          444,068
------------------------------------------------------------------------------------------------------

CHEMICALS (1.0%)
Formosa Chemicals & Fibre                                        119,000                       118,486
------------------------------------------------------------------------------------------------------

COMPUTERS & OFFICE EQUIPMENT (1.0%)
Hon Hai Precision Inds                                            37,000                       119,252
------------------------------------------------------------------------------------------------------

ELECTRONICS (1.0%)
Taiwan Semiconductor Mfg                                          98,000(b)                    118,446
------------------------------------------------------------------------------------------------------

RETAIL (1.1%)
President Chain Store                                             87,000                       131,439
------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - EMERGING MARKETS FUND

ISSUER                                                           SHARES                   VALUE(a)

THAILAND (3.0%)
BANKS AND SAVINGS & LOANS (0.9%)
Thai Farmers Bank                                                    132,000(b)        $     101,040
----------------------------------------------------------------------------------------------------
BUILDING MATERIALS & CONSTRUCTION (1.3%)
Siam Cement                                                            5,300                 152,614
----------------------------------------------------------------------------------------------------
MEDIA (0.8%)
BEC World Public Company                                              18,000                 86,666
----------------------------------------------------------------------------------------------------
TURKEY (2.6%)
BANKS AND SAVINGS & LOANS (0.8%)
Akbank T.A.S.                                                     25,284,000                 96,607
----------------------------------------------------------------------------------------------------
MULTI-INDUSTRY CONGLOMERATES (1.8%)
Koc Holding                                                       17,659,000                 199,099
----------------------------------------------------------------------------------------------------
UNITED KINGDOM (6.0%)
METALS
Anglo American                                                        34,691                 501,611
Antofagasta                                                           19,343                 187,373
                                                                                       -------------
Total                                                                                        688,984
----------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $10,686,673)                                                                    $  10,536,075
----------------------------------------------------------------------------------------------------

PREFERRED STOCK (0.9%)

ISSUER                                                           SHARES                   VALUE(a)
SOUTH KOREA
Samsung Electronics                                                  970               $       108,893
------------------------------------------------------------------------------------------------------

TOTAL PREFERRED STOCK
(Cost: $138,788)                                                                       $       108,893
------------------------------------------------------------------------------------------------------

SHORT-TERM SECURITY (4.3%)

                                                            ANNUALIZED             AMOUNT
                                                           YIELD ON DATE         PAYABLE AT
ISSUER                                                      OF PURCHASE           MATURITY                VALUE(a)
U.S. GOVERNMENT AGENCY
Federal Natl Mtge Assn Disc Nt
   05-28-03                                                         1.23%       $       500,000       $       498,543
---------------------------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITY
(Cost: $498,498)                                                                                      $       498,543
---------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $11,323,959)(d)                                                                                $    11,143,511
=====================================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars.

(d) At Jan. 31, 2003, the cost of securities for federal income tax purposes was approximately $11,324,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                                                           $       537,000
    Unrealized depreciation                                                                                  (717,000)
    -----------------------------------------------------------------------------------------------------------------
    Net unrealized depreciation                                                                       $      (180,000)
    -----------------------------------------------------------------------------------------------------------------

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - EQUITY SELECT FUND

FEB. 28, 2003 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (97.5%)

ISSUER                                                                                 SHARES               VALUE(a)
CHEMICALS (2.4%)
Sigma-Aldrich                                                                           56,386       $     2,470,835
--------------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (7.8%)
Advent Software                                                                         20,514(b)            295,812
BMC Software                                                                           177,767(b)          3,448,680
Intuit                                                                                  47,872(b)          2,274,877
SunGard Data Systems                                                                   112,000(b)          2,204,160
                                                                                                     ---------------
Total                                                                                                      8,223,529
--------------------------------------------------------------------------------------------------------------------

COMPUTERS & OFFICE EQUIPMENT (10.6%)
Acxiom                                                                                 102,495(b)          1,564,074
Dendrite Intl                                                                          151,405(b)          1,453,488
DST Systems                                                                             23,662(b)            663,009
Fair, Isaac & Co                                                                        61,505             3,003,904
Fiserv                                                                                 102,513(b)          3,270,165
Manugistics Group                                                                       73,465(b)            173,377
McData Cl B                                                                             88,834(b)            737,322
Network Appliance                                                                       23,900(b)            253,818
                                                                                                     ---------------
Total                                                                                                     11,119,157
--------------------------------------------------------------------------------------------------------------------

ELECTRONICS (8.4%)
American Power Conversion                                                              104,250(b)          1,630,470
Maxim Integrated Products                                                               68,324             2,359,911
Microchip Technology                                                                   102,537             2,609,567
NetScreen Technologies                                                                  24,000(b)            468,720
Novellus Systems                                                                        61,526(b)          1,793,483
                                                                                                     ---------------
Total                                                                                                      8,862,151
--------------------------------------------------------------------------------------------------------------------

ENERGY (8.1%)
Apache                                                                                  32,851             2,144,513
Murphy Oil                                                                              68,388             2,942,736
Newfield Exploration                                                                    34,139(b)          1,164,140
Pogo Producing                                                                          58,093             2,309,197
                                                                                                     ---------------
Total                                                                                                      8,560,586
--------------------------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.9%)
ENSCO Intl                                                                              54,262             1,518,250
Tidewater                                                                               17,130               524,521
                                                                                                     ---------------
Total                                                                                                      2,042,771
--------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (5.7%)
Investors Financial Services                                                            61,445             1,536,125
Legg Mason                                                                              40,985             2,017,692
Paychex                                                                                 93,655             2,455,634
                                                                                                     ---------------
Total                                                                                                      6,009,451
--------------------------------------------------------------------------------------------------------------------

FOOD (0.6%)
Performance Food Group                                                                  19,943(b)            628,005
--------------------------------------------------------------------------------------------------------------------

HEALTH CARE (14.1%)
Amgen                                                                                   27,307(b)          1,492,054
Applera-Applied Biosystems Group                                                        58,119             1,066,484
Biogen                                                                                  42,739(b)          1,518,944
Biomet                                                                                 109,408             3,307,403
Diagnostic Products                                                                     54,635             1,852,673
IDEC Pharmaceuticals                                                                    27,345(b)            786,169
Invitrogen                                                                              34,216(b)          1,062,065
MedImmune                                                                               68,310(b)          2,049,983
St. Jude Medical                                                                        13,700(b)            625,816
Techne                                                                                  47,855(b)          1,039,411
                                                                                                     ---------------
Total                                                                                                     14,801,002
--------------------------------------------------------------------------------------------------------------------

HEALTH CARE SERVICES (8.1%)
AmerisourceBergen                                                                       20,550             1,130,250
Express Scripts Cl A                                                                    39,309(b)          2,033,061
First Health Group                                                                      37,565(b)            905,692
Health Management Associates Cl A                                                      137,450             2,463,105
Lincare Holdings                                                                        64,896(b)          1,940,390
                                                                                                     ---------------
Total                                                                                                      8,472,498
--------------------------------------------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT & SERVICES (4.3%)
Cintas                                                                                  54,481             1,828,927
Fastenal                                                                                82,012             2,727,719
                                                                                                     ---------------
Total                                                                                                      4,556,646
--------------------------------------------------------------------------------------------------------------------

MEDIA (4.6%)
Catalina Marketing                                                                      54,680(b)            989,708
Univision Communications Cl A                                                           61,566(b)          1,524,990
Westwood One                                                                            68,409(b)          2,279,388
                                                                                                     ---------------
Total                                                                                                      4,794,086
--------------------------------------------------------------------------------------------------------------------

METALS (1.0%)
Martin Marietta Materials                                                               37,536             1,035,243
--------------------------------------------------------------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (3.6%)
Danaher                                                                                 30,807             2,003,071
DeVry                                                                                   47,875(b)            817,705
Robert Half Intl                                                                        68,377(b)            915,568
                                                                                                     ---------------
Total                                                                                                      3,736,344
--------------------------------------------------------------------------------------------------------------------

RESTAURANTS & LODGING (6.1%)
Brinker Intl                                                                            77,650(b)          2,152,458
CBRL Group                                                                              20,501               547,377
Cheesecake Factory (The)                                                                75,248(b)          2,226,588
Starbucks                                                                               64,852(b)          1,520,779
                                                                                                     ---------------
Total                                                                                                      6,447,202
--------------------------------------------------------------------------------------------------------------------

RETAIL (10.1%)
99 Cents Only Stores                                                                    68,320(b)          1,522,170
Whole Foods Market                                                                      99,139(b)          5,063,028
Williams-Sonoma                                                                        170,922(b)          3,979,064
                                                                                                     ---------------
Total                                                                                                     10,564,262
--------------------------------------------------------------------------------------------------------------------

TRANSPORTATION (0.1%)
Swift Transportation                                                                     6,900(b)            110,262
--------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $110,430,164)                                                                                 $   102,434,030
--------------------------------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (3.6%)

ISSUER                                                     ANNUALIZED              AMOUNT
                                                          YIELD ON DATE          PAYABLE AT
                                                           OF PURCHASE            MATURITY               VALUE(a)
U.S. GOVERNMENT AGENCIES (2.6%)
Federal Home Loan Mtge Corp Disc Nt
   04-01-03                                                         1.22%      $       500,000       $       499,458
Federal Natl Mtge Assn Disc Nts
   04-08-03                                                         1.22               500,000               499,339
   05-07-03                                                         1.23             1,300,000             1,297,136
   05-28-03                                                         1.23               500,000               498,543
                                                                                                     ---------------
Total                                                                                                      2,794,476
--------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (1.0%)
Intl Lease Finance
   03-03-03                                                         1.35             1,000,000               999,888
--------------------------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $3,794,289)                                                                                   $     3,794,364
--------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $114,224,453)(c)                                                                              $   106,228,394
====================================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) At Feb. 28, 2003, the cost of securities for federal income tax purposes was approximately $114,224,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $    3,920,000
      Unrealized depreciation                                         (11,916,000)
      ---------------------------------------------------------------------------
      Net unrealized depreciation                                  $   (7,996,000)
      ---------------------------------------------------------------------------

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - EXTRA INCOME FUND

FEB. 28, 2003 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

BONDS (90.8%)

                                                                  COUPON          PRINCIPAL
ISSUER                                                             RATE            AMOUNT                VALUE(a)
AEROSPACE & DEFENSE (0.7%)
Alliant Techsystems
  Company Guaranty
   05-15-11                                                         8.50%      $     2,900,000       $     3,132,000
Sequa
  Sr Nts
   08-01-09                                                         9.00             1,490,000             1,475,100
                                                                                                     ---------------
Total                                                                                                      4,607,100
--------------------------------------------------------------------------------------------------------------------

AIRLINES (0.2%)
United Air Lines
    01-01-14                                                        7.78             2,014,237(b)          1,498,451
--------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE & RELATED (1.6%)
Asbury Automotive Group
  Company Guaranty
    06-15-12                                                        9.00             2,225,000             1,958,000
Dana
    08-15-11                                                        9.00             1,500,000             1,522,500
SPX
  Sr Nts
    01-01-13                                                        7.50             2,070,000             2,137,275
TRW Automotive
  Sr Nts
    02-15-13                                                        9.38             3,000,000(d)          3,060,000
  Sr Sub Nts
    02-15-13                                                       11.00             1,280,000(d)          1,320,000
                                                                                                     ---------------
Total                                                                                                      9,997,775
--------------------------------------------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (5.0%)
Associated Materials
  Company Guaranty
04-15-12                                                            9.75             2,405,000             2,549,300
Collins & Aikman Floorcover
Company Guaranty Series B
02-15-10                                                            9.75             1,155,000             1,120,350
D.R. Horton
Sr Sub Nts
09-15-10                                                            9.75               630,000               677,250
Dayton Superior
Company Guaranty
06-15-09                                                           13.00             2,265,000             1,879,950
KB HOME
Sr Sub Nts
02-01-10                                                            7.75             1,540,000             1,563,100
Louisiana Pacific
Sr Nts
11-15-08                                                           10.88               780,000               850,200
08-15-10                                                            8.88             1,530,000             1,670,353
Meritage
Company Guaranty
06-01-11                                                            9.75             2,060,000             2,157,850
Sr Nts
06-01-11                                                            9.75               860,000(d)            898,700
Nortek
Sr Nts Series B
03-15-07                                                            9.25               440,000               451,550
09-01-07                                                            9.13             2,370,000             2,423,325
Sr Sub Nts Series B
06-15-11                                                            9.88             2,085,000             2,113,669
Schuler Homes
Company Guaranty
07-15-11                                                           10.50             3,380,000             3,667,300
Standard Pacific
Sr Nts
04-01-09                                                            8.50             1,250,000             1,293,750
09-15-10                                                            9.50               380,000               408,500
Tech Olympic USA
Company Guaranty
07-01-10                                                            9.00             3,620,000             3,547,600
07-01-12                                                           10.38             1,270,000             1,238,250
WCI Communities
Company Guaranty
02-15-11                                                           10.63             3,305,000             3,354,575
                                                                                                     ---------------
Total                                                                                                     31,865,572
--------------------------------------------------------------------------------------------------------------------

CHEMICALS (5.2%)
Allied Waste North America
Company Guaranty
09-01-12                                                            9.25             4,205,000(d)          4,394,225
Company Guaranty Series B
12-01-08                                                            8.50               580,000               594,500
01-01-09                                                            7.88             1,920,000             1,910,400
08-01-09                                                           10.00             5,280,000             5,359,200
Arco Chemical
02-01-20                                                            9.80             3,620,000             2,787,400
Compass Minerals Group
Company Guaranty
08-15-11                                                           10.00               645,000               706,275
Equistar Chemical/Funding
Company Guaranty
09-01-08                                                           10.13             1,470,000             1,330,350
Huntsman ICI Chemicals LLC
Company Guaranty
07-01-09                                                           10.13             1,800,000             1,525,500
Huntsman Intl LLC
Company Guaranty
03-01-09                                                            9.88             2,840,000             2,903,900
IMC Global
Company Guaranty Series B
06-01-08                                                           10.88             3,210,000             3,370,500
MacDermid
07-15-11                                                            9.13               960,000             1,036,800
Noveon
Company Guaranty Series B
02-28-11                                                           11.00             2,285,000             2,524,925
OM Group
Company Guaranty
12-15-11                                                            9.25             1,320,000               897,600
Resolution Performance
Sr Sub Nts
11-15-10                                                           13.50               805,000(d)            837,200
11-15-10                                                           13.50             3,040,000             3,161,600
                                                                                                     ---------------
Total                                                                                                     33,340,375
--------------------------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT & SERVICES (11.4%)
American Cellular
Sr Sub Nts
03-31-07                                                            5.50             2,979,300(f)          2,294,061
AT&T Wireless Services
05-01-12                                                            8.13             1,520,000             1,634,000
Crown Castle Intl
08-01-11                                                            9.50             1,100,000               891,000
Sr Nts
08-01-11                                                            9.38             3,225,000             2,612,250
DirectTV Holdings/Finance
Sr Nts
03-15-13                                                            8.38             7,700,000(d)          8,123,500
EchoStar DBS
Sr Nts
01-15-09                                                            9.13             5,565,000             5,954,550
02-01-09                                                            9.38             2,280,000             2,428,200
Fairpoint Communications
Sr Sub Nts
05-01-10                                                           12.50               275,000               232,375
NATG Holdings LLC/Orius Capital
Company Guaranty Series B
02-01-10                                                           12.75             4,600,000(b)             46,000
Nextel Communications
Sr Disc Nts
10-30-07                                                            9.75             8,510,000             8,637,650
02-15-08                                                            9.95             3,740,000             3,805,450
Sr Nts
11-15-09                                                            9.38             2,260,000             2,271,300
Term Loan A
12-20-07                                                            4.40             3,522,500             3,240,700
Qwest
06-09-03                                                            7.63             2,200,000             2,202,750
11-01-04                                                            5.65               710,000               670,950
09-15-05                                                            6.63             1,500,000             1,447,500
11-15-08                                                            5.63               630,000               560,700
03-15-12                                                            8.88             1,800,000(d)          1,872,000
Qwest Capital Funding
Company Guaranty
08-15-10                                                            7.90             2,200,000             1,573,000
Qwest Services
12-15-10                                                           13.50             8,948,000(d)          9,261,180

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - EXTRA INCOME FUND

                                                                   COUPON             PRINCIPAL
ISSUER                                                              RATE                AMOUNT                   VALUE(a)
COMMUNICATIONS EQUIPMENT & SERVICES (CONT.)
Rural Cellular
  Series A
   04-03-08                                                          6.00%          $   5,408,970             $   4,651,714
  Sr Sub Nts Series B
   05-15-08                                                          9.63               6,395,000                 4,604,400
Western Wireless
  Term Loan A
   03-31-09                                                          6.00               4,700,000(f)              3,830,500
                                                                                                              -------------
Total                                                                                                            72,845,730
---------------------------------------------------------------------------------------------------------------------------

ELECTRONICS (0.8%)
L-3 Communications
  Company Guaranty
   06-15-12                                                          7.63               4,955,000                 5,177,975
---------------------------------------------------------------------------------------------------------------------------

ENERGY (6.2%)
Calpine Canada Energy Finance
  (U.S. Dollar) Company Guaranty
   05-01-08                                                          8.50               1,220,000(c)                591,700
Chesapeake Energy
  Sr Nts Series B
   03-15-12                                                          8.50               3,650,000(d)              3,823,375
Encore Acquisition
  Company Guaranty
   06-15-12                                                          8.38                 950,000                   997,500
Eott Energy
  Term Loan A
   08-31-04                                                          9.00               1,333,333(j)              1,326,557
  Term Loan B
   08-31-04                                                         10.00                 666,667(j)                663,279
Eott Energy Partners LP/Energy Finance
  Company Guaranty
   10-01-09                                                         11.00               7,830,000(b)              4,854,599
Forest Oil
  Company Guaranty
   05-01-14                                                          7.75               2,750,000                 2,770,625
Grant Prideco
  Company Guaranty Series B
   12-01-07                                                          9.63               3,150,000                 3,362,625
Grant Prideco Escrow
  Sr Nts
   12-15-09                                                          9.00                 795,000(d)                834,750
Hanover Equipment Trust 2001B
   09-01-11                                                          8.75               3,245,000(d)              3,074,638
Magnum Hunter Resources
  Company Guaranty
   03-15-12                                                          9.60               1,990,000                 2,109,400
Mirant Mid-Atlantic LLC
  Series A
   06-30-12                                                          8.63               3,358,602                 2,989,155
Newfield Exploration
  Sr Sub Nts
   08-15-12                                                          8.38               2,800,000                 2,996,000
Salton Sea Funding
  Company Guaranty Series F
   11-30-18                                                          7.48                 647,133                   595,362
Tesoro Petroleum
  Sr Sub Nts
   04-01-12                                                          9.63               3,965,000                 3,211,650
Westport Resources
  Sr Sub Nts
   11-01-11                                                          8.25               1,855,000(d)              1,952,388
XTO Energy
  Sr Nts
   04-15-12                                                          7.50               2,925,000                 3,137,063
                                                                                                              -------------
Total                                                                                                            39,290,666
---------------------------------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.5%)
Key Energy Services
  Sr Nts
   03-01-08                                                          8.38               2,045,000                 2,157,475
Plains All American Pipeline
  Company Guaranty
   10-15-12                                                          7.75               1,150,000                 1,224,750
                                                                                                              -------------
Total                                                                                                             3,382,225
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (1.4%)
LaBranche
  Sr Sub Nts
   03-02-07                                                         12.00               3,445,000                 3,823,950
Metris Companies
  Company Guaranty
   11-01-04                                                         10.00               2,380,000                   975,800
   07-15-06                                                         10.13               1,650,000                   676,500
Metris Master Trust
  Series 2001-1 Cl B
   12-20-07                                                          2.14               2,860,000                 1,716,000
Metris Master Trust
  Series 2001-1 Cl C
   12-20-07                                                          3.09               1,850,000                   647,500
  Series 2001-3 Cl C
   07-21-08                                                          3.04               1,100,000                   748,000
Outsourcing Solutions
  Sr Sub Nts Series B
   11-01-06                                                         11.00               6,785,000(b)                 67,850
                                                                                                              -------------
Total                                                                                                             8,655,600
---------------------------------------------------------------------------------------------------------------------------

FOOD (3.8%)
B&G Foods
  Company Guaranty Series D
   08-01-07                                                          9.63               1,780,000                 1,811,150
Burns Philp Capital Property
  (U.S. Dollar) Company Guaranty
   07-15-12                                                          9.75               4,270,000(c,d)            3,757,600
  (U.S. Dollar) Sr Sub Nts
   02-15-11                                                         10.75               4,985,000(c,d)            4,760,675
Chiquita Brands Intl
  Sr Nts
   03-15-09                                                         10.56               2,585,000                 2,649,625
Del Monte
  Company Guaranty Series B
   05-15-11                                                          9.25               3,930,000                 4,087,200
  Sr Sub Nts
   12-15-12                                                          8.63               1,320,000(d)              1,362,900
Fleming Companies
  Company Guaranty
   06-15-10                                                          9.25               5,800,000                 3,219,000
Smithfield Foods
  Sr Nts Series B
   10-15-09                                                          8.00               1,050,000                 1,057,875
  Sr Sub Nts
   02-15-08                                                          7.63               1,595,000                 1,521,231
                                                                                                              -------------
Total                                                                                                            24,227,256
---------------------------------------------------------------------------------------------------------------------------

FURNITURE & APPLIANCES (1.1%)
Falcon Products
  Company Guaranty Series B
   06-15-09                                                         11.38               2,705,000                 1,866,450
Interface
  Company Guaranty
   04-01-08                                                          7.30               4,510,000                 3,833,500
Sealy Mattress
  Company Series B
   12-15-07                                                         10.88               1,290,000                 1,322,250
                                                                                                              -------------
Total                                                                                                             7,022,200
---------------------------------------------------------------------------------------------------------------------------

HEALTH CARE SERVICES (2.7%)
AmerisourceBergen
  Sr Nts
   11-15-12                                                          7.25               1,480,000(d)              1,535,500
Iasis Healthcare
  Company Guaranty
   10-15-09                                                         13.00               1,960,000                 2,131,500
Insight Healthcare Services
  Company Guaranty Series B
   11-01-11                                                          9.88               4,240,000                 4,261,200
Paracelsus Healthcare Escrow
  Sr Sub Nts
   08-15-06                                                            --               4,385,000(b,h,j)                 --
Triad Hospitals
  Company Guaranty
   05-01-09                                                          8.75               2,410,000                 2,554,600
Vanguard Health Systems
  Company Guaranty
   08-01-11                                                          9.75               6,770,000                 6,583,825
                                                                                                              -------------
Total                                                                                                            17,066,625
---------------------------------------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.3%)
Revlon Consumer Products
  Company Guaranty
   12-01-05                                                         12.00               1,810,000                 1,728,550
---------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT & SERVICES (1.6%)
Joy Global
  Company Guaranty Series B
   03-15-12                                                          8.75               3,800,000                 3,980,500
Motors & Gears
  Sr Nts Series D
   11-15-06                                                         10.75               4,272,000                 3,673,920
Terex
  Company Guaranty
   07-15-11                                                          9.25               2,390,000                 2,270,500
                                                                                                              -------------
Total                                                                                                             9,924,920
---------------------------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - EXTRA INCOME FUND

                                                                   COUPON             PRINCIPAL
ISSUER                                                              RATE                AMOUNT                   VALUE(a)
INSURANCE (0.8%)
Americo Life
  Sr Sub Nts
   06-01-05                                                          9.25%          $   5,240,000             $   4,978,000
---------------------------------------------------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (6.9%)
Alliance Atlantis Communications
  (U.S. Dollar) Sr Sub Nts
   12-15-09                                                         13.00               3,300,000(c)              3,712,500
Ameristar Casinos
  Company Guaranty
   02-15-09                                                         10.75                 330,000                   353,100
AOL Time Warner
   05-01-12                                                          6.88               3,680,000                 3,880,854
Choctaw Resort Development Enterprises
  Sr Nts
   04-01-09                                                          9.25               2,280,000                 2,371,200
Coast Hotels & Casino
  Company Guaranty
   04-01-09                                                          9.50               2,770,000                 2,925,813
Hammons (JQ) Hotels
  1st Mtge Series B
   05-15-12                                                          8.88               1,070,000                 1,059,300
HMH Properties
  Company Guaranty Series B
   08-01-08                                                          7.88               5,130,000                 4,770,899
MGM Mirage
  Company Guaranty
   06-01-07                                                          9.75                 750,000                   805,313
   09-15-10                                                          8.50               3,500,000                 3,780,000
Mohegan Tribal Gaming
  Sr Sub Nts
   07-01-11                                                          8.38               1,775,000                 1,819,375
   04-01-12                                                          8.00               1,550,000                 1,581,000
Pinnacle Entertainment
  Company Guaranty Series B
   02-15-07                                                          9.25               2,405,000                 2,140,450
Regal Cinemas
  Company Guaranty Series B
   02-01-12                                                          9.38               2,755,000                 2,947,850
Six Flags
  Sr Nts
   02-01-10                                                          8.88               1,240,000                 1,116,000
Trump Atlantic City Assn/Funding
  1st Mtge Company Guaranty
   05-01-06                                                         11.25                 820,000                   623,200
United Artists Theatre
   07-01-15                                                          9.30               3,974,894                 3,736,401
Venetian Casino/LV Sands
  Company Guaranty
   06-15-10                                                         11.00               2,125,000                 2,167,500
Wynn Las Vegas LLC
  2nd Mtge
   11-01-10                                                         12.00               4,430,000                 4,452,150
                                                                                                              -------------
Total                                                                                                            44,242,905
---------------------------------------------------------------------------------------------------------------------------

MEDIA (10.8%)
American Media
  Sr Sub Nts
   01-15-11                                                          8.88               2,545,000(d)              2,678,613
American Media Operation
  Company Guaranty Series B
   05-01-09                                                         10.25               1,840,000                 1,973,400
Australis Media
  (U.S. Dollar)
   05-15-03                                                         15.75               4,500,000(b,c,h,j)               --
  (U.S. Dollar) Sr Disc Nts
   05-15-03                                                         15.75                  47,958(b,c,j)                 --
CanWest Media
  (U.S. Dollar) Sub Sr Nts
   05-15-11                                                         10.63               1,470,000(c)              1,602,300
Charter Communications Holdings LLC/Capital
  Term Loan B
   03-18-08                                                          2.82               2,200,000                 1,842,500
Charter Communications Holdings LLC/Capital
  Sr Disc Nts (Zero coupon through 01-15-05,
  thereafter 11.75%)
   01-15-10                                                         28.07               1,100,000(i)                418,000
Charter Communications Holdings LLC/Capital
  Sr Disc Nts (Zero coupon through 01-15-06,
  thereafter 13.50%)
   01-15-11                                                         28.53                 440,000(i)                141,900
Charter Communications Holdings LLC/Capital
  Sr Disc Nts (Zero coupon through 01-15-07,
  thereafter 12.13%)
   01-15-12                                                         19.20              13,980,000(i)              4,333,800
Charter Communications Holdings LLC/Capital
  Sr Disc Nts (Zero coupon through 05-15-06,
  thereafter 11.75%)
   05-15-11                                                         25.69                 440,000(i)                145,200
Coaxial Communications/Phoenix
  Company Guaranty
   08-15-06                                                         10.00               2,770,000                 2,603,800
Comcast
  Sr Sub Nts
   06-15-06                                                         10.50                 445,000                   500,022
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12                                                          8.75               2,660,000(c)              2,746,450
CSC Holdings
   02-15-13                                                          9.88               7,440,000                 7,737,599
  Sr Sub Deb
   05-15-16                                                         10.50               3,800,000                 4,056,500
Dex Media East LLC/Finance
  Sr Nts
   11-15-09                                                          9.88               3,000,000(d)              3,240,000
Donnelley (RH) Finance
  Sr Sub Nts
   12-15-12                                                         10.88               1,805,000(d)              1,999,038
Hollinger Intl Publishing
  Sr Nts
   12-15-10                                                          9.00               1,975,000(d)              2,063,875
Lamar Media
  Sr Sub Nts
   01-01-13                                                          7.25               3,430,000(d)              3,507,175
Mediacom Broadband LLC
  Company Guaranty
   07-15-13                                                         11.00               1,620,000                 1,717,200
Nexstar Finance LLC
  Company Guaranty
   04-01-08                                                         12.00               3,388,000                 3,726,800
Paxson Communications
  Company Guaranty
   07-15-08                                                         10.75               1,660,000                 1,718,100
  Company Guaranty
  (Zero coupon through 01-15-06,
  thereafter 12.25%)
   01-15-09                                                         12.48               1,215,000(i)                886,950
Pegasus Communications
  Sr Nts Series B
   10-15-05                                                          9.63               1,540,000                 1,189,650
Pegasus Media & Communications
  Series B
   07-01-05                                                         12.50                 850,000                   818,125
Quebecor
  (U.S. Dollar) Sr Sub Nts
   02-15-07                                                          9.50               1,100,000(c)              1,135,750
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11                                                         11.13               4,485,000(c)              4,731,675
Radio One
  Company Guaranty Series B
   07-01-11                                                          8.88               2,245,000                 2,407,763
Sinclair Broadcast Group
  Company Guaranty
   12-15-11                                                          8.75               1,280,000                 1,350,400
   03-15-12                                                          8.00               2,540,000                 2,600,325
  Sr Sub Nts
   03-15-12                                                          8.00               1,530,000(d)              1,564,425
Sun Media
  (U.S. Dollar) Sr Nts
   02-15-13                                                          7.63                 710,000(c,d)              738,606
Susquehanna Media
  Sr Sub Nts
   05-15-09                                                          8.50               2,650,000                 2,762,625
Veninfotel
  (U.S. Dollar) Cv Pay-in-kind
   12-31-05                                                         13.00               1,595,969(c,g,j)             15,960
                                                                                                              -------------
Total                                                                                                            68,954,526
---------------------------------------------------------------------------------------------------------------------------

METALS (2.3%)
AK Steel
  Company Guaranty
   06-15-12                                                          7.75               4,600,000                 4,450,500
Great Lakes Carbon
  Company Guaranty
  Pay-in-kind Series B
   05-15-08                                                         10.25               5,225,059(g)              3,971,044
Jorgensen Earle M
   06-01-12                                                          9.75               2,650,000                 2,716,250
Koppers Inds
  Company Guaranty
   12-01-07                                                          9.88               3,900,000                 3,685,500
                                                                                                              -------------
Total                                                                                                            14,823,294
---------------------------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - EXTRA INCOME FUND

                                                                   COUPON             PRINCIPAL
ISSUER                                                              RATE                AMOUNT                   VALUE(a)
MISCELLANEOUS (3.2%)
Advanced Accessory/AAS Cap
  Company Guaranty Series B
   10-01-07                                                          9.75%          $   2,350,000             $   2,285,375
American Commercial Lines LLC
  Term Loan A
   06-30-05                                                          5.13               1,643,110(f,j)            1,314,488
  Term Loan B
   06-30-06                                                          7.37               2,377,711(f)              1,902,168
AOA Holdings LLC
  Sr Nts
   06-15-08                                                         11.00               6,500,000(j)              6,500,001
MSX Intl
  Company Guaranty
   01-15-08                                                         11.38               1,085,000                   379,750
Natl Waterworks
  Sr Sub Nts
   12-01-12                                                         10.50               2,825,000(d)              2,994,500
Von Hoffman
  Company Guaranty
   03-15-09                                                         10.25               4,175,000                 4,091,500
Von Hoffman Press
  Company Guaranty
   05-15-07                                                         10.38               1,300,000                 1,105,000
                                                                                                              -------------
Total                                                                                                            20,572,782
---------------------------------------------------------------------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (0.6%)
Jordan Inds
  Sr Nts Series D
   08-01-07                                                         10.38               3,390,000                 1,699,238
Tyco Intl Group
  (U.S. Dollar) Company Guaranty
   08-01-06                                                          5.80               2,500,000(c)              2,381,250
                                                                                                              -------------
Total                                                                                                             4,080,488
---------------------------------------------------------------------------------------------------------------------------

PAPER & PACKAGING (8.8%)
Anchor Glass Container
   02-15-13                                                         11.00               2,470,000(d)              2,463,825
BWAY
  Sr Sub Nts
   10-15-10                                                         10.00               1,220,000(d)              1,274,900
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13                                                          7.25               1,755,000(c,d)            1,819,830
Crown Euro Holdings
  (U.S. Dollar)
   03-01-11                                                          9.50               2,005,000(c,d)            2,005,000
   03-01-13                                                         10.88               4,975,000(c,d)            5,024,750
Crown Paper
  Sr Sub Nts
   09-01-05                                                         11.00               4,785,000(b)                    479
Doman Inds
  (U.S. Dollar) Sr Nts Series B
   11-15-07                                                          9.25               3,810,000(b,c)              552,450
Fort James
  Sr Nts
   09-15-07                                                          6.88               2,537,000                 2,435,520
Georgia Pacific
  Sr Nts
   02-01-13                                                          9.38               5,305,000(d)              5,318,262

Graham Packaging/GPC Capital
  Company Guaranty Series B
   01-15-08                                                          8.75               2,200,000                 2,068,000
MDP Acquisitions
  (U.S.Dollar) Sr Nts
   10-01-12                                                          9.63               5,650,000(c,d)            5,847,750
Owens-Brockway Glass
   11-15-12                                                          8.75               2,660,000(d)              2,673,300
  Company Guaranty
   02-15-09                                                          8.88               5,270,000                 5,362,224
PCA LLC/PCA Finance
  Sr Nts
   08-01-09                                                         11.88               2,665,000                 2,698,313
Plastipak Holdings
  Company Guaranty
   09-01-11                                                         10.75               2,330,000                 2,399,900
  Sr Nts
   09-01-11                                                         10.75                 850,000(d)                875,500
Riverwood Intl
  Company Guaranty
   08-01-07                                                         10.63               1,530,000                 1,568,250
   04-01-08                                                         10.88               2,570,000                 2,537,875
Silgan Holdings
  Sr Sub Deb
   06-01-09                                                          9.00               3,590,000                 3,697,700
Smurfit-Stone Container
  Company Guaranty
   10-01-12                                                          8.25               2,570,000                 2,692,075
Stone Container
  Sr Nts
   07-01-12                                                          8.38               3,010,000                 3,130,400
                                                                                                              -------------
Total                                                                                                            56,446,303
---------------------------------------------------------------------------------------------------------------------------

RESTAURANTS & LODGING (2.9%)
Extended Stay America
  Sr Sub Nts
   06-15-11                                                          9.88               2,380,000                 2,320,500
MeriStar Hospitality
  Company Guaranty
   01-15-11                                                          9.13               1,660,000                 1,336,300
  Company Guaranty
   01-15-08                                                          9.00               2,925,000                 2,413,125
  Sr Sub Nts
   08-15-07                                                          8.75               1,860,000                 1,116,000
Park Place Entertainment
  Sr Sub Nts
   05-15-11                                                          8.13               4,970,000                 4,994,850
RFS Partnership LP
  Company Guaranty
   03-01-12                                                          9.75               1,800,000                 1,779,750
Starwood Hotels Resorts
   05-01-12                                                          8.38               4,330,000(d)              4,265,050
                                                                                                              -------------
Total                                                                                                            18,225,575
---------------------------------------------------------------------------------------------------------------------------

RETAIL (2.2%)
Amazon.com
  Sr Disc Nts
  (Zero coupon through 05-01-03,
  thereafter 10.00%)
   05-01-08                                                          8.96               4,260,000(i)              4,377,150
Dairy Mart Convenience Stores
  Sr Sub Nts
   03-15-04                                                         10.25               3,850,000(b)                693,000
Finlay Fine Jewelry
  Sr Nts
   05-01-08                                                          8.38                 275,000                   262,625
Flooring America
  Company Guaranty
   10-15-07                                                          9.25               1,109,000(b)                    111
Hollywood Entertainment
  Company Guaranty
   03-15-11                                                          9.63               2,630,000                 2,682,600
Remington Arms
  Company Guaranty
   02-01-11                                                         10.50               1,055,000(d)              1,110,388
Rite Aid
  Company Guaranty
   07-01-08                                                         11.25                 880,000                   818,954
United Auto Group
  Sr Sub Nts
   03-15-12                                                          9.63               3,940,000(d)              3,802,100
                                                                                                              -------------
Total                                                                                                            13,746,928
---------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION (0.7%)
Interpool
   08-01-07                                                          7.20               1,700,000                 1,615,000
   08-01-07                                                          7.35               2,670,000                 2,536,500
                                                                                                              -------------
Total                                                                                                             4,151,500
---------------------------------------------------------------------------------------------------------------------------

UTILITIES -- ELECTRIC (3.3%)
Allegheny Energy Supply
   04-15-12                                                          8.50               3,480,000(d)              2,557,800
CMS Energy
  Sr Nts
   01-15-09                                                          7.50               1,340,000                 1,112,200
Consumers Energy
  1st Mtge
   09-15-06                                                          6.25               3,685,000                 3,648,813
IPALCO Enterprises
   11-14-08                                                          7.38               1,940,000                 1,901,200
   11-14-11                                                          7.63               3,155,000                 3,060,350
Midland Funding II
  Series A
   07-23-05                                                         11.75               1,975,000                 2,039,188
TNP Enterprises
  Sr Sub Nts Series B
   04-01-10                                                         10.25               1,255,000                 1,261,275
Xcel Energy
  Sr Nts
   12-01-10                                                          7.00               5,590,000                 5,366,400
                                                                                                              -------------
Total                                                                                                            20,947,226
---------------------------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

          AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - EXTRA INCOME FUND

                                                                   COUPON             PRINCIPAL
ISSUER                                                              RATE                AMOUNT                   VALUE(a)
UTILITIES -- GAS (4.1%)
ANR Pipeline
  Sr Nts
   03-15-10                                                          8.88%          $   3,005,000(d)          $   3,066,032
Colorado Interstate Gas
   06-15-05                                                         10.00               2,725,000                 2,810,184
El Paso
   06-15-12                                                          7.88               3,260,000(d)              2,477,600
Northwest Pipeline
   12-01-07                                                          6.63                 600,000                   576,000
  Sr Nts
   03-01-10                                                          8.13               1,465,000(d)              1,502,592
Sonat
   06-01-05                                                          6.88               3,125,000                 2,562,500
Southern Natural Gas
  Sr Nts
   03-15-10                                                          8.88               3,900,000                 3,983,264
Transcontinental Gas Pipeline
   01-15-05                                                          6.13               1,650,000                 1,608,750
   01-15-08                                                          6.25                 600,000                   564,000
  Series B
   08-15-11                                                          7.00               3,480,000                 3,288,600
  Sr Nts Series B
   07-15-12                                                          8.88               2,440,000                 2,537,600
Williams Gas Pipeline
  Sr Nts
   11-15-06                                                          7.38               1,340,000(d)              1,326,600
                                                                                                              -------------
Total                                                                                                            26,303,722
---------------------------------------------------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (1.9%)
Dobson/Sygnet Communications
  Sr Nts
   12-15-08                                                         12.25               9,650,000                 8,492,000
Sygnet
  Term Loan B
   03-23-07                                                          5.14               2,060,236                 1,792,405
  Term Loan C
   12-23-07                                                          5.14               1,990,505                 1,731,739
                                                                                                              -------------
Total                                                                                                            12,016,144
---------------------------------------------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $594,656,915)                                                                                          $ 580,120,413
---------------------------------------------------------------------------------------------------------------------------


COMMON STOCKS (--%)(b)

ISSUER                                                                                 SHARES                   VALUE(a)
Davel Communications                                                                      272,729             $       2,728
NTL Europe                                                                                      1(h)                     --
PFB Telecom Cl B                                                                          204,171(h)                     --
Stellex Aerostructures                                                                        268(h)                     --
---------------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $8,533,950)                                                                                            $       2,728
---------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS & OTHER (4.0%)

ISSUER                                                                                 SHARES                   VALUE(a)
American Tower Escrow                                                                       2,925             $   1,798,875
Century Maintenance Supply
  13.25% Pay-in-kind  Series C                                                             45,213(g)              3,843,074
CSC Holdings
  11.13% Cm Series M                                                                       27,768                 2,846,179
  11.75% Cm Series H                                                                       22,825                 2,350,975
Dobson Communications
  13.00% Pay-in-kind                                                                          693(g)                457,170
Intermedia Communications
  13.50% Pay-in-kind  Series B                                                                  1(g)                     74
Nextel Communications
  11.13% Pay-in-kind  Series E                                                                880(g)                897,600
  13.00% Cm Series D                                                                        4,167                 4,354,439
NTL
  Warrants                                                                                      1(h)                     --
Pegasus Satellite
  12.75% Cm Series B                                                                           --                       231
Rural Cellular
  12.25% Pay-in-kind                                                                        6,353(g)                635,300
SGW Holding
  12.50% Cm  Pay-in-kind Series B                                                          19,001(g,h,j)                 --
  Cv Series A                                                                               9,677(b,h,j)                 --
  Warrants                                                                                    250(b,h,j)                 --
Varde Fund V LP                                                                         5,000,000(b,e,j)          6,539,859
Wayland Investment Fund LLC                                                             6,000,000(b,e,j)          1,696,369
XO Communications
  13.50% Cm
  Pay-in-kind Series E                                                                          1(g,h)                   --
---------------------------------------------------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS & OTHER
(Cost: $32,867,346)                                                                                           $  25,420,145
---------------------------------------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (5.2%)

ISSUER                                                       ANNUALIZED                AMOUNT                   VALUE(a)
                                                            YIELD ON DATE            PAYABLE AT
                                                             OF PURCHASE              MATURITY
U.S. GOVERNMENT AGENCIES (3.5%)
Federal Home Loan Mtge Corp Disc Nts
   03-14-03                                                          1.22%          $   6,200,000             $   6,197,154
   04-17-03                                                          1.24               3,900,000                 3,893,964
Federal Natl Mtge Assn Disc Nts
   04-09-03                                                          1.25               2,300,000                 2,297,085
   05-14-03                                                          1.23              10,000,000                 9,975,599
                                                                                                              -------------
Total                                                                                                            22,363,802
---------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (1.7%)
Sheffield Receivables
   03-03-03                                                          1.35              10,600,000(k)             10,598,808
---------------------------------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $32,961,903)                                                                                           $  32,962,610
---------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $669,020,114)(l)                                                                                       $ 638,505,896
---------------------------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

          AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - EXTRA INCOME FUND

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Feb. 28, 2003, the value of foreign securities represented 6.5% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f) At Feb. 28, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $13,571,940.

(g) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(h)  Negligible market value.

(i) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(j)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Feb. 28, 2003, is as follows:

                                                                  ACQUISITION
     SECURITY                                                        DATES                                         COST
     ----------------------------------------------------------------------------------------------------------------------
     American Commercial Lines
        5.13% Term Loan A 2003                                01-09-03 thru 01-16-03                          $   1,358,230
     AOA Holdings LLC
        11.00% Sr Nts 2008                                           06-02-02                                     6,500,000
     Australis Media
        (U.S. Dollar) 15.75% 2003                             10-14-96 thru 07-03-97                              3,124,438
        (U.S. Dollar) Sr Disc Nts 15.75% 2003                 11-01-96 thru 10-29-97                                 33,559
     Eott Energy
        9.00% Term Loan A 2003                                       10-17-02                                     1,320,000
        10.00% Term Loan B 2003                                      10-17-02                                       660,000
     Paracelsus Healthcare Escrow
        Sr Sub Nts 2006                                              11-16-01                                            --
     SGW Holding
        12.50% Cm Pay-in-kind Series B                        08-12-97 thru 11-05-02                                271,399
        Cv Series A                                                  08-12-97                                       100,002
        Warrants                                                     08-12-97                                        78,900
     Varde Fund V LP                                          04-27-00 thru 06-19-00                              5,000,000
     Veninfotel
        (U.S. Dollar) 13.00% Cv Pay-in-kind 2005              05-01-02 thru 09-05-02                              1,565,773
      Wayland Investment Fund LLC                                     05-17-00                                    6,671,880

(k) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other
     "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(l) At Feb. 28, 2003, the cost of securities for federal income tax purposes was approximately $669,020,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                                                  $  25,966,000
     Unrealized depreciation                                                                                    (56,480,000)
     ----------------------------------------------------------------------------------------------------------------------
     Net unrealized depreciation                                                                              $ (30,514,000)
     ----------------------------------------------------------------------------------------------------------------------

          AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - FEDERAL INCOME FUND

FEB. 28, 2003 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

BONDS (96.3%)

                                                                   COUPON             PRINCIPAL
ISSUER                                                              RATE                AMOUNT                   VALUE(a)
MORTGAGE-BACKED SECURITIES (50.2%)
Federal Home Loan Mtge Corp
   08-01-10                                                          7.50%          $   3,228,531             $   3,455,379
   01-01-12                                                          5.50               1,375,733                 1,447,214
   03-01-12                                                          7.50               2,365,499                 2,530,878
   06-01-14                                                          6.50                 416,716                   441,504
   06-01-15                                                          7.50               5,125,375                 5,482,526
   04-01-17                                                          6.00               1,440,831                 1,511,743
   04-01-17                                                          6.50               4,351,611                 4,608,476
   07-01-17                                                          6.00               2,357,178                 2,473,189
   07-01-17                                                          6.50               5,350,308                 5,665,447
   11-01-32                                                          7.00               1,625,149(b)              1,712,476
  Collateralized Mtge Obligation
   12-15-08                                                          6.00                 851,417                   905,267
   06-15-11                                                          5.25               2,000,000                 2,058,132
   04-15-12                                                          5.00               4,913,405                 5,167,084
   02-15-14                                                          5.50               2,000,000                 2,101,743
   03-15-15                                                          5.50               5,000,000                 5,261,054
   06-15-15                                                          5.00               5,000,000                 5,221,649
   11-15-15                                                          5.50               3,669,209                 3,813,437
   02-15-16                                                          5.50               5,000,000                 5,254,132
   12-15-21                                                          5.75               4,000,000                 4,137,635
   01-15-22                                                          5.50               4,000,000                 4,203,994
   02-25-42                                                          6.00               2,000,000                 2,106,260
  Interest Only
   11-15-25                                                          0.00               2,347,326(d)                 61,339
Federal Natl Mtge Assn
   10-01-09                                                          7.11                 486,008                   549,034
   03-25-10                                                          4.69               4,000,000(b,h)            4,065,000
   08-01-10                                                          7.50               1,752,260                 1,876,976
   09-01-12                                                          6.74               1,876,979                 2,185,958
   10-01-12                                                          5.50               1,792,710                 1,891,393
   01-01-13                                                          5.00               2,945,518                 3,058,900
   03-01-14                                                          5.50                 454,714                   476,309
   04-01-14                                                          5.50                 548,988                   576,098
   04-01-14                                                          6.00               1,095,174                 1,152,858
   06-01-14                                                          6.50                  81,800                    86,905
   07-01-14                                                          6.00                 513,485                   540,237
   12-01-14                                                          5.50                 609,693                   638,649
   03-01-15                                                          5.50               2,000,000(b)              2,083,120
   03-01-15                                                          6.00               2,000,000(b)              2,099,380
   05-01-15                                                          5.50               4,345,000(b)              4,499,769
   07-01-16                                                          6.00               2,783,874                 2,923,898
   12-01-16                                                          5.50               2,380,372                 2,483,517
   01-01-17                                                          6.00               2,045,881                 2,148,784
   03-01-17                                                          6.50                 885,274                   944,062
   06-01-17                                                          6.50              11,406,854                12,104,008
   06-01-17                                                          7.00               1,649,932                 1,761,274
   07-01-17                                                          6.00               3,642,143                 3,829,567
   08-01-17                                                          5.50               4,684,057                 4,885,655
   11-01-17                                                          5.50               4,878,057                 5,088,790
   03-01-18                                                          5.00               1,000,000(b)              1,028,120
   04-01-18                                                          5.00              11,000,000(b)             11,268,180
   05-01-18                                                          5.00               2,000,000(b)              2,041,240

   03-01-29                                                          6.50               6,917,789                 7,296,095
   09-01-31                                                          7.00               1,818,116                 1,932,672
   09-01-31                                                          7.50               1,770,061                 1,891,372
   09-01-32                                                          6.50               1,957,417                 2,047,938
   11-01-32                                                          6.50                 666,443                   697,262
   11-01-32                                                          7.00               1,318,795(b)              1,391,067
   02-01-33                                                          7.00               1,005,508                 1,060,620
   03-25-33                                                          4.94               2,000,000(b,h)            2,066,250
   04-25-33                                                          4.38               2,500,000(b,h)            2,532,031
   03-25-34                                                          7.50               1,500,000(b)              1,632,656
  Collateralized Mtge Obligation
   01-25-09                                                          5.50               7,000,000                 7,200,586
   09-25-10                                                          5.00               2,000,000                 2,061,342
   01-25-12                                                          5.00               4,000,000                 4,186,746
   01-25-12                                                          5.50               1,000,000                 1,039,012
   10-25-13                                                          5.00               4,956,217                 5,238,445
   01-25-19                                                          5.00               4,500,000                 4,664,897
   07-25-21                                                          5.50               1,000,000                 1,048,603
   11-25-32                                                          5.00               3,906,515                 4,010,306
   07-25-42                                                          5.50               5,000,000                 5,300,000
   08-25-42                                                          4.70               3,485,000                 3,585,960
Govt Natl Mtge Assn
   04-15-13                                                          7.00                 836,473                   901,599
   09-15-14                                                          6.00               3,544,615                 3,761,184
   05-15-16                                                          6.00               3,888,528                 4,118,995
                                                                                                              -------------
Total                                                                                                           215,573,877
---------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (41.9%)
Federal Farm Credit Bank
   10-01-04                                                          2.38               4,000,000                 4,052,920
   12-15-04                                                          3.88               2,000,000                 2,076,770
   06-19-07                                                          6.75               2,440,000                 2,832,262
Federal Home Loan Bank
   02-15-05                                                          4.38               5,000,000                 5,262,340
   08-15-05                                                          3.00               5,000,000                 5,102,080
   08-15-05                                                          6.88               3,000,000                 3,361,740
   03-15-06                                                          2.50               2,000,000                 2,022,364
   12-27-11                                                          2.65               1,000,000(i)              1,039,375
Housing Urban Development
   08-01-05                                                          2.99               3,000,000                 3,076,680
Student Loan Mtge Assn
   06-30-04                                                          5.00               4,500,000                 4,715,591
   09-30-04                                                          3.63               5,000,000                 5,166,900
   12-15-32                                                          2.25               5,000,000                 5,022,656

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (CONT.)
U.S. Treasury
   09-30-04                                                          1.88               8,810,000                 8,879,863
   11-15-04                                                          7.88               8,500,000                 9,424,707
   12-31-04                                                          1.75              20,000,000                20,106,239
   02-15-05                                                          7.50              10,000,000                11,155,470
   05-15-05                                                          6.75              14,650,000                16,276,384
   08-15-05                                                          6.50              10,000,000                11,155,470
   08-15-05                                                         10.75              13,560,000                16,494,465
   11-15-05                                                          5.88               9,500,000                10,519,398
   02-15-06                                                          5.63               2,000,000                 2,214,218
   05-15-06                                                          4.63              14,000,000                15,128,204
   05-15-06                                                          6.88              10,700,000                12,301,234
   05-15-09                                                          5.50                 200,000(f)                227,930
   11-15-09                                                         10.38               2,000,000(f)              2,297,032
                                                                                                              -------------
Total                                                                                                           179,912,292
---------------------------------------------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (1.3%)
Intl Bank for Reconstruction & Development
  (U.S. Dollar)
   11-04-05                                                          5.00               5,000,000(c)              5,372,340
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (2.9%)
Citibank Credit Card Issuance Trust
  Series 2003-A2 Cl A2
   01-15-08                                                          2.70               2,000,000                 2,021,935
Honda Auto Receivables Owner Trust
  Series 2003-1 Cl A4
   07-18-08                                                          2.48               1,500,000                 1,505,828
KFW Intl Finance
   10-01-04                                                          3.75               5,700,000                 5,884,999
MBNA Credit Card Master Note Trust
  Series 2003-A1
   07-15-10                                                          3.30               1,000,000                 1,008,210
Vende Mtge Trust
  Collateralized Mtge Obligation
  Series 2003-1 Cl D
   12-15-25                                                          5.75               2,000,000                 2,123,438
                                                                                                              -------------
Total                                                                                                            12,544,410
---------------------------------------------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $406,470,420)                                                                                          $ 413,402,919
---------------------------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

          AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - FEDERAL INCOME FUND

OPTIONS PURCHASED (--%)

                                           NOTIONAL               EXERCISE              EXPIRATION
ISSUER                                      AMOUNT                 PRICE                   DATE                  VALUE(a)
PUTS

June Eurodollar Futures                  $  22,500,000          $          98              June 2003          $         562
June U.S. Treasury Note Futures              9,000,000                    110               May 2003                 19,688
---------------------------------------------------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $63,299)                                                                                               $      20,250
---------------------------------------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (11.8%)(g)

                                                             ANNUALIZED                AMOUNT
                                                            YIELD ON DATE            PAYABLE AT
ISSUER                                                       OF PURCHASE              MATURITY                   VALUE(a)
U.S. GOVERNMENT AGENCIES (9.6%)
Federal Home Loan Bank Disc Nts
   04-04-03                                                          1.22%          $   1,600,000             $   1,598,164
   04-11-03                                                          1.24               3,200,000                 3,195,594
   05-02-03                                                          1.23               5,000,000                 4,989,238
Federal Home Loan Mtge Corp Disc Nts
   05-19-03                                                          1.22               5,000,000                 4,986,955
   05-22-03                                                          1.22               5,000,000                 4,986,445
Federal Natl Mtge Assn Disc Nts
   04-08-03                                                          1.22               5,000,000                 4,993,392
   04-16-03                                                          1.22               4,600,000                 4,593,149
   04-23-03                                                          1.21               5,000,000                 4,991,373
   05-07-03                                                          1.23               1,900,000                 1,895,814
   05-21-03                                                          1.23               5,000,000                 4,986,615
                                                                                                              -------------
Total                                                                                                            41,216,739
---------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (2.2%)
Windmill Funding
   03-03-03                                                          1.35%          $   9,500,000(e)          $   9,498,931
---------------------------------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $50,714,423)                                                                                           $  50,715,670
---------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $457,248,142)(j)                                                                                       $ 464,138,839
---------------------------------------------------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Feb. 28, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $36,245,949.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Feb. 28, 2003, the value of foreign securities represented 1.3% of net assets.

(d) Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest-only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of Feb. 28, 2003.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

     TYPE OF SECURITY                                                                                       NOTIONAL AMOUNT
     ----------------------------------------------------------------------------------------------------------------------
     PURCHASE CONTRACTS
     U.S. Treasury Bonds, June 2003, 20-year                                                                  $   6,900,000
     U.S. Treasury Notes, June 2003, 2-year                                                                      21,200,000
     U.S. Treasury Notes, June 2003, 10-year                                                                      5,200,000

     SALE CONTRACTS
     Swap Futures, June 2003, 10-year                                                                            10,100,000
     U.S. Treasury Notes, June 2003, 5-year                                                                      40,600,000

(g) At Feb. 28, 2003, cash or short-term securities were designated to cover open call options written as follows (see Note 8 to the financial statements):

     ISSUER                                      NOTIONAL AMOUNT    EXERCISE PRICE      EXPIRATION DATE        VALUE(a)
     ----------------------------------------------------------------------------------------------------------------------
     U.S. Treasury Notes, June 2003, 10-year      $   9,000,000       $         116         May 2003          $     130,781

(h) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2003.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 28, 2003.

(j) At Feb. 28, 2003, the cost of securities for federal income tax purposes was approximately $457,248,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                                                  $   7,242,000
     Unrealized depreciation                                                                                       (351,000)
     ----------------------------------------------------------------------------------------------------------------------
     Net unrealized appreciation                                                                              $   6,891,000
     ----------------------------------------------------------------------------------------------------------------------

          AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - GLOBAL BOND FUND

FEB. 28, 2003 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

BONDS (95.1%)(c)

                                                                   COUPON             PRINCIPAL
ISSUER                                                              RATE               AMOUNT                    VALUE(a)
AUSTRALIA (1.8%)
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11                                                         10.75%          $      85,000(d)          $      81,175
New South Wales Treasury
  (Australian Dollar)
   03-01-08                                                          8.00               4,150,000                 2,865,275
Telstra
  (U.S. Dollar)
   04-01-12                                                          6.38                 250,000                   278,733
Westpac Banking
  (Japanese Yen)
   09-22-03                                                           .88             220,000,000                 1,868,365
                                                                                                              -------------
Total                                                                                                             5,093,548
---------------------------------------------------------------------------------------------------------------------------

AUSTRIA (1.7%)
Oesterreich Kontrollbank
  (Japanese Yen)
   03-22-10                                                          1.80             530,000,000                 4,915,302
---------------------------------------------------------------------------------------------------------------------------

CANADA (4.1%)
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13                                                          7.25                  80,000(d)                 82,955
Govt of Canada
  (Canadian Dollar)
   12-01-03                                                          7.50               8,600,000                 5,951,711
  (U.S. Dollar)
   11-05-08                                                          5.25               1,000,000                 1,114,754
Province of British Columbia
  (Canadian Dollar)
   08-23-10                                                          6.38               3,100,000                 2,254,977
Province of Ontario
  (Japanese Yen)
   01-25-10                                                          1.88             180,000,000                 1,668,632
Province of Quebec
  (Japanese Yen) (MBIA Insured)
   05-09-13                                                          1.60              80,000,000(h)                724,321
Sun Media
  (U.S. Dollar) Sr Nts
   02-15-13                                                          7.63                 100,000(d)                104,029
                                                                                                              -------------
Total                                                                                                            11,901,379
---------------------------------------------------------------------------------------------------------------------------

COLOMBIA (0.4%)
Republic of Colombia
  (U.S. Dollar)
   01-23-12                                                         10.00               1,200,000                 1,194,000
---------------------------------------------------------------------------------------------------------------------------

COSTA RICA (0.4%)
Republic of Costa Rica
  (U.S. Dollar)
   02-01-12                                                          8.11               1,000,000(d)              1,017,500
---------------------------------------------------------------------------------------------------------------------------

CROATIA (0.1%)
Croatia
  (European Monetary Unit)
   03-14-11                                                          6.75                 340,000                   411,342
---------------------------------------------------------------------------------------------------------------------------

DENMARK (1.4%)
Depfa Pfandbriefbank
  (Japanese Yen)
   07-13-05                                                          1.25             150,000,000                 1,299,062
Kingdom of Denmark
  (Danish Krone)
   03-15-06                                                          8.00               8,000,000                 1,328,799
Realkredit Danmark
  (Danish Krone)
   01-01-05                                                          4.00               9,000,000                 1,333,821
                                                                                                              -------------
Total                                                                                                             3,961,682
---------------------------------------------------------------------------------------------------------------------------

DOMINICAN REPUBLIC (0.4%)
Dominican Republic
  (U.S. Dollar)
   09-27-06                                                          9.50               1,000,000(d)              1,047,500
---------------------------------------------------------------------------------------------------------------------------

FINLAND (2.0%)
Republic of Finland
  (European Monetary Unit)
   07-04-06                                                          2.75               5,280,000                 5,705,010
---------------------------------------------------------------------------------------------------------------------------

FRANCE (5.5%)
Cie Financement Foncier
  (European Monetary Unit)
   06-24-05                                                          5.00                 900,000                 1,021,685
France Telecom
  (U.S. Dollar)
   03-01-06                                                          8.70                 350,000                   394,121
Govt of France
  (European Monetary Unit)
   04-25-05                                                          7.50               2,800,000                 3,331,221
   01-12-07                                                          3.75               5,100,000                 5,672,561
   10-25-11                                                          5.00               4,600,000                 5,386,647
                                                                                                              -------------
Total                                                                                                            15,806,235
---------------------------------------------------------------------------------------------------------------------------

GERMANY (15.4%)
Allgemeine Hypo Bank
  (European Monetary Unit)
   09-02-09                                                          5.00               6,510,000(d)              7,538,243
Bayerische Landesbank
  (Japanese Yen) Sr Nts
   04-22-13                                                          1.40              80,000,000                   711,125
Deutsche Bank
  (European Monetary Unit)
   07-28-09                                                          4.25                 250,000                   276,953
Federal Republic of Germany
  (European Monetary Unit)
   08-19-05                                                          5.00               4,400,000                 5,016,506
   07-04-08                                                          4.13               5,400,000                 6,077,234
   07-04-09                                                          4.50               4,800,000                 5,483,329
   01-04-10                                                          5.38               2,340,000                 2,805,692
   06-20-16                                                          6.00               2,914,364                 3,693,489
   07-04-27                                                          6.50               3,570,000                 4,839,891
Hypothekenbk In Essen
  (European Monetary Unit)
   02-20-07                                                          5.50               2,200,000                 2,579,449
Kredit Fuer Wiederaufbau
  (European Monetary Unit)
   08-18-06                                                          4.75               3,600,000                 4,132,936
Westfaelische Hypobank
  (European Monetary Unit)
   04-24-06                                                          4.75               1,200,000                 1,363,934
                                                                                                              -------------
Total                                                                                                            44,518,781
---------------------------------------------------------------------------------------------------------------------------

GREECE (1.3%)
Hellenic Republic
  (European Monetary Unit)
   02-19-06                                                          6.00               3,200,000                 3,769,437
---------------------------------------------------------------------------------------------------------------------------

HUNGARY (1.7%)
Govt of Hungary
  (Hungarian Forint)
   04-12-05                                                          7.75             770,000,000                 3,478,334
   02-12-11                                                          7.50             300,000,000                 1,425,576
                                                                                                              -------------
Total                                                                                                             4,903,910
---------------------------------------------------------------------------------------------------------------------------

IRELAND (--%)
MDP Acquisitions
  (U.S. Dollar) Sr Nts
   10-01-12                                                          9.63                 110,000(d)                113,850
---------------------------------------------------------------------------------------------------------------------------

ITALY (6.2%)
Buoni Poliennali Del Tes
  (European Monetary Unit)
   01-01-04                                                          8.50               7,960,000                 9,008,887
   11-01-26                                                          7.25               3,075,191                 4,483,506
Republic of Italy
  (Japanese Yen)
   03-27-08                                                          3.80             400,000,000                 3,980,129
Telecom Italia
  (European Monetary Unit)
   02-01-07                                                          5.63                 250,000                   286,389
                                                                                                              -------------
Total                                                                                                            17,758,911
---------------------------------------------------------------------------------------------------------------------------

JAPAN (1.2%)
Development Bank of Japan
  (Japanese Yen)
   06-20-12                                                          1.40             400,000,000                 3,573,620
---------------------------------------------------------------------------------------------------------------------------

LUXEMBOURG (0.1%)
Michelin Finance Luxembourg
  (European Monetary Unit) Company Guaranty
   04-16-09                                                          6.13                 250,000                   289,537
---------------------------------------------------------------------------------------------------------------------------

MALAYSIA (0.3%)
Petronas Capital
  (U.S. Dollar) Company Guaranty
   05-22-12                                                          7.00                 700,000(d)                773,427
---------------------------------------------------------------------------------------------------------------------------

MEXICO (0.7%)
United Mexican States
  (U.S. Dollar)
   01-14-11                                                          8.38               1,900,000                 2,146,050
---------------------------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

          AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - GLOBAL BOND FUND

                                                                   COUPON             PRINCIPAL
ISSUER                                                              RATE                AMOUNT                   VALUE(a)
NETHERLANDS (0.8%)
Bank of Nederlandse Gemeenten
  (British Pound)
   08-06-07                                                          7.38%                600,000             $   1,071,361
Deutsche Telekom Intl Finance
  (European Monetary Unit) Company Guaranty
   05-29-07                                                          7.50                 250,000                   294,366
Intl Nederland Bank
  (European Monetary Unit) Sr Nts
   01-29-09                                                          4.25                 300,000                   334,887
RWE Finance
  (European Monetary Unit) Company Guaranty
   10-26-07                                                          5.50                 250,000                   287,980
Vodafone Finance
  (European Monetary Unit) Company Guaranty
   05-27-09                                                          4.75                 360,000                   403,568
                                                                                                              -------------
Total                                                                                                             2,392,162
---------------------------------------------------------------------------------------------------------------------------

NEW ZEALAND (0.9%)
Govt of New Zealand
  (New Zealand Dollar)
   02-15-05                                                          6.50               4,800,000                 2,729,785
---------------------------------------------------------------------------------------------------------------------------

NORWAY (1.7%)
A/S Eksportfinans
  (Japanese Yen)
   06-21-10                                                          1.80             180,000,000                 1,657,463
Govt of Norway
  (Norwegian Krone)
   05-16-11                                                          6.00              23,000,000                 3,386,554
                                                                                                              -------------
Total                                                                                                             5,044,017
---------------------------------------------------------------------------------------------------------------------------

PANAMA (0.3%)
Republic of Panama
  (U.S. Dollar)
   02-08-11                                                          9.63                 750,000                   802,500
---------------------------------------------------------------------------------------------------------------------------

PERU (0.4%)
Republic of Peru
  (U.S. Dollar)
   02-21-12                                                          9.13               1,000,000                 1,015,000
---------------------------------------------------------------------------------------------------------------------------

PHILIPPINES (0.2%)
Republic of Philippines
  (U.S. Dollar)
   01-15-19                                                          9.88                 700,000                   689,500
---------------------------------------------------------------------------------------------------------------------------

POLAND (0.6%)
Republic of Poland
  (Polish Zloty)
   02-12-06                                                          8.50               4,850,000                 1,339,626
  (U.S. Dollar)
   10-27-14                                                          7.00                 447,217                   450,258
                                                                                                              -------------
Total                                                                                                             1,789,884
---------------------------------------------------------------------------------------------------------------------------

RUSSIA (0.4%)
Federation of Russia
  (U.S. Dollar)
   06-26-07                                                         10.00                 900,000(d)              1,063,080
---------------------------------------------------------------------------------------------------------------------------

SINGAPORE (0.7%)
Develop Bank Singapore
  (U.S. Dollar)
   05-15-11                                                          7.13                 400,000(d)                456,825
PSA
  (U.S. Dollar)
   08-01-05                                                          7.13               1,500,000(d)              1,675,904
                                                                                                              -------------
Total                                                                                                             2,132,729
---------------------------------------------------------------------------------------------------------------------------

SPAIN (5.9%)
Govt of Spain
  (European Monetary Unit)
   10-31-07                                                          4.25               4,900,000                 5,563,870
   07-30-09                                                          5.15               9,650,000                11,421,491
                                                                                                              -------------
Total                                                                                                            16,985,361
---------------------------------------------------------------------------------------------------------------------------

SUPRA NATIONAL (1.9%)
European Investment Bank
  (British Pound)
   12-07-06                                                          7.63               1,500,000                 2,665,037
Inter-American Development Bank
  (Japanese Yen)
   07-08-09                                                          1.90             297,000,000                 2,754,159
                                                                                                              -------------
Total                                                                                                             5,419,196
---------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (1.5%)
British Telecom
  (U.S. Dollar)
   12-15-10                                                          8.38                 350,000                   424,124
HSBS Holdings
  (U.S. Dollar) Sub Nts
   12-12-12                                                          5.25                 300,000                   312,113
United Kingdom Treasury
  (British Pound)
   12-07-07                                                          7.25               2,000,000                 3,621,157
                                                                                                              -------------
Total                                                                                                             4,357,394
---------------------------------------------------------------------------------------------------------------------------

UNITED STATES (35.1%)
Airgas
  (U.S. Dollar) Company Guaranty
   10-01-11                                                          9.13                  75,000                    82,125
AK Steel
  (U.S. Dollar) Company Guaranty
   06-15-12                                                          7.75                  45,000                    43,538
Allied Waste North America
  (U.S. Dollar) Company Guaranty Series B
   04-01-08                                                          8.88                 400,000                   417,000
AmerisourceBergen
  (U.S. Dollar) Sr Nts
   11-15-12                                                          7.25                  25,000(d)                 25,938
ANR Pipeline
  (U.S. Dollar) Sr Nts
   03-15-10                                                          8.88                  30,000(b,d)               30,609
Associated Materials
  (U.S. Dollar) Company Guaranty
   04-15-12                                                          9.75                 125,000                   132,500
AT&T
  (U.S. Dollar)
   03-15-09                                                          6.00                   5,000                     5,025
  (U.S. Dollar) Sr Nts
   11-15-06                                                          7.00                 250,000                   266,912
AT&T Broadband
  (U.S. Dollar) Company Guaranty
   03-15-13                                                          8.38                  48,000                    57,229
Ball
  (U.S. Dollar) Sr Nts
   12-15-12                                                          6.88                 145,000(d)                147,175
Bank of America
  (U.S Dollar) Sr Nts
   02-01-07                                                          5.25                 500,000                   542,785
Bayerische Landesbank
  (U.S. Dollar) Sub Nts
   12-01-08                                                          5.88                 800,000                   892,678
Choctaw Resort Development Enterprises
  (U.S. Dollar) Sr Nts
   04-01-09                                                          9.25                  40,000                    41,600
Citibank Credit Card Issuance Trust
  (U.S. Dollar) Series 2003-A2 Cl A2
   01-15-08                                                          2.70                 200,000                   202,194
Citicorp
  (Deutsche Mark)
   09-19-09                                                          6.25               3,000,000                 1,811,690
Cott Beverages
  (U.S. Dollar) Company Guaranty
   12-15-11                                                          8.00                  50,000                    52,625
CSC Holdings
  (U.S. Dollar) Sr Nts Series B
   04-01-11                                                          7.63                  60,000                    59,100
DaimlerChrysler North America Holding
  (European Monetary Unit) Company Guaranty
   01-16-07                                                          5.63                 330,000                   375,401
Del Monte
  (U.S. Dollar) Company Guaranty Series B
   05-15-11                                                          9.25                 140,000                   145,600
DirectTV Holdings/Finance
  (U.S. Dollar) Sr Nts
   03-15-13                                                          8.38                 150,000(d)                158,250
EchoStar DBS
  (U.S. Dollar) Sr Nts
   02-01-09                                                          9.38                 100,000                   106,500
Emmis Communications
  (U.S. Dollar) Company Guaranty Series B
   03-15-09                                                          8.13                 110,000                   113,850
Federal Home Loan Mtge Corp
  (European Monetary Unit)
   01-15-06                                                          5.25                 900,000                 1,035,506
  (U.S. Dollar)
   07-01-17                                                          6.00               1,140,804                 1,196,950
   09-01-17                                                          6.50                 525,636                   556,597
   08-01-32                                                          6.50               1,002,065                 1,048,883
   05-01-33                                                          5.50                 825,000(b)                838,662

See accompanying notes to investments in securities.

          AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - GLOBAL BOND FUND

                                                                   COUPON             PRINCIPAL
ISSUER                                                              RATE               AMOUNT                   VALUE(a)
UNITED STATES (CONT.)
Federal Natl Mtge Assn
  (U.S. Dollar)
   08-15-04                                                          6.50%          $   1,000,000             $   1,071,322
   02-15-08                                                          5.75               6,800,000                 7,672,202
   01-01-13                                                          4.92                 319,702                   334,738
   02-01-13                                                          4.87                 825,000(b)                864,703
   05-01-15                                                          5.50               2,300,000(b)              2,381,926
   08-01-17                                                          6.00               1,366,536                 1,435,270
   09-01-17                                                          6.00               1,063,479                 1,116,802
   04-01-18                                                          5.00               1,690,000(b)              1,731,202
   03-01-29                                                          6.50               1,258,718                 1,317,738
   04-01-30                                                          6.00               7,300,000(b)              7,562,361
   05-01-32                                                          7.50                 977,165                 1,040,974
   07-01-32                                                          6.50               1,143,394                 1,196,271
   08-01-32                                                          6.50               1,089,352                 1,139,730
   11-01-32                                                          7.50               1,593,378                 1,697,426
   04-01-33                                                          5.50               1,150,000(b)              1,172,287
   03-25-34                                                          7.50                 500,000(b)                544,219
Fisher Scientific Intl
  (U.S. Dollar) Sr Sub Nts
   05-01-12                                                          8.13                  45,000(d)                 47,588
Ford Motor Credit
  (U.S. Dollar)
   02-01-06                                                          6.88                 500,000                   507,838
Forest Oil
  (U.S. Dollar) Sr Nts
   12-15-11                                                          8.00                 150,000                   155,625
Gap
  (U.S. Dollar)
   09-15-07                                                          6.90                  70,000                    70,700
General Electric
  (U.S. Dollar)
   02-01-13                                                          5.00                 550,000                   564,992
General Electric Capital
  (European Monetary Unit)
   06-20-07                                                          5.13                 250,000                   288,490
Georgia-Pacific
  (U.S. Dollar) Sr Nts
   02-01-10                                                          8.88                 140,000(d)                139,300
GMAC
  (U.S. Dollar)
   09-15-06                                                          6.13               1,000,000                 1,039,168
Goldman Sachs Group
  (U.S. Dollar)
   05-15-09                                                          6.65                 250,000                   283,856
Grant Prideco Escrow
  (U.S. Dollar) Sr Nts
   12-15-09                                                          9.00                 110,000(d)                115,500
Greenwich Capital Commercial Funding
  (U.S. Dollar) Series 2002-C1 Cl A4
   01-11-35                                                          4.95                 375,000                   387,734
HCA
  (U.S. Dollar)
   06-01-06                                                          7.13                 650,000                   698,010
HMH Properties
  (U.S. Dollar) Company Guaranty Series B
   08-01-08                                                          7.88                 100,000                    93,000
Honda Auto Receivables Owner Trust
  (U.S. Dollar) Series 2003-1 Cl A4
   07-18-08                                                          2.48                 200,000                   200,777
Household Finance
  (U.S. Dollar)
   10-15-11                                                          6.38                 800,000                   866,330
Interpool
  (U.S. Dollar)
   08-01-07                                                          7.35                  60,000                    57,000
Intl Paper
  (European Monetary Unit)
   08-11-06                                                          5.38                 350,000                   394,793
J.P. Morgan Chase
  (U.S. Dollar) Sub Nts
   02-01-11                                                          6.75                 300,000                   335,758
Joy Global
  (U.S. Dollar) Company Guaranty Series B
   03-15-12                                                          8.75                  35,000                    36,663
Key Energy Services
  (U.S. Dollar) Sr Nts
   03-01-08                                                          8.38                  60,000                    63,300
KFW Intl Finance
  (British Pound)
   12-07-05                                                          6.38               1,600,000                 2,686,191
L-3 Communications
  (U.S. Dollar) Company Guaranty
   06-15-12                                                          7.63                 720,000                   752,400
LaBranche
  (U.S. Dollar) Sr Sub Nts
   03-02-07                                                         12.00                 175,000                   194,250
Lamar Media
  (U.S. Dollar) Sr Sub Nts
   01-01-13                                                          7.25                 145,000(d)                148,263
MacDermid
  (U.S. Dollar)
   07-15-11                                                          9.13                  20,000                    21,600
MBNA Credit Card Master Note Trust
  (U.S. Dollar) Series 2003-A1
   07-15-10                                                          3.30                 200,000                   201,642
Meritage
  (U.S. Dollar) Sr Nts
   06-01-11                                                          9.75                  55,000(d)                 57,475
Metris Master Trust Cl C
  (U.S. Dollar)
   12-20-07                                                          3.09                 300,000                   105,000
   07-21-08                                                          3.04                 200,000                   136,000
Morgan Stanley, Dean Witter
  (European Monetary Unit)
   03-16-06                                                          5.25               1,100,000                 1,251,687
Newfield Exploration
  (U.S. Dollar) Sr Sub Nts
   08-15-12                                                          8.38                 140,000                   149,800
Nextel Communications
  (U.S. Dollar) Sr Nts
   11-15-09                                                          9.38                  50,000                    50,250
Nissan Auto Receivables Owner Trust
  (U.S. Dollar) Series 2003-A Cl A4
   07-15-08                                                          2.61                 200,000                   199,976
Northwest Airlines
  (U.S. Dollar) Company Guaranty 1st Series 1996
   01-02-15                                                          7.67                 880,179                   631,070
Northwest Pipeline
  (U.S. Dollar) Sr Nts
   03-01-10                                                          8.13                   5,000(b,d)                5,128
Park Place Entertainment
  (U.S. Dollar) Sr Sub Nts
   05-15-11                                                          8.13                  40,000                    40,200
Railcar Leasing
  (U.S. Dollar)
   01-15-13                                                          7.13               3,000,000(d)              3,414,000
Remington Arms
  (U.S. Dollar) Company Guaranty
   02-01-11                                                         10.50                  35,000(d)                 36,838
Schuler Homes
  (U.S. Dollar) Company Guaranty
   07-15-09                                                          9.38                  40,000                    42,800
Smithfield Foods
  (U.S. Dollar) Sr Sub Nts
   02-15-08                                                          7.63                  50,000                    47,688
Smurfit-Stone Container
  (U.S. Dollar) Company Guaranty
   10-01-12                                                          8.25                  40,000                    41,900
Southern Natural Gas
  (U.S. Dollar) Sr Nts
   03-15-10                                                          8.88                  35,000(b,d)               35,747
SPX
  (U.S. Dollar) Sr Nts
   01-01-13                                                          7.50                  65,000                    67,113
Starwood Hotels Resorts
  (U.S. Dollar)
   05-01-12                                                          8.38                 175,000(d)                172,375
Stone Container
  (U.S. Dollar) Sr Nts
   07-01-12                                                          8.38                  90,000                    93,600
Tenet Healthcare
  (U.S. Dollar) Sr Nts
   12-01-11                                                          6.38                 275,000                   265,375
Toll
  (U.S. Dollar) Company Guaranty
   02-01-09                                                          8.13                  35,000                    35,919
Toyota Motor Credit
  (Japanese Yen)
   06-09-08                                                           .75              83,000,000                   711,916
TRAINS 10-2002
  (U.S. Dollar)
   01-15-12                                                          6.96               1,368,000(d,f)            1,551,339
Transcontinental Gas Pipeline
  (U.S. Dollar) Series B
   08-15-11                                                          7.00                  40,000                    37,801
TRW Automotive
  (U.S. Dollar) Sr Nts
   02-15-13                                                          9.38                  75,000(d)                 76,500


See accompanying notes to investments in securities.

          AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - GLOBAL BOND FUND

                                                                   COUPON             PRINCIPAL
ISSUER                                                              RATE                AMOUNT                   VALUE(a)
UNITED STATES (CONT.)
U.S. Treasury
  (U.S. Dollar)
    01-31-04                                                         3.00%          $   6,500,000             $   6,606,386
    02-15-05                                                         7.50               5,700,000                 6,358,618
    08-15-10                                                         5.75               1,500,000                 1,737,597
    02-15-13                                                         3.88                 150,000                   152,209
    11-15-16                                                         7.50              13,700,000                18,241,865
    02-15-26                                                         6.00               2,500,000(g)              2,926,563
    02-15-31                                                         5.38                  75,000                    83,153
Verizon Global Funding
  (U.S. Dollar)
    06-15-07                                                         6.13                 500,000                   551,320
Washington Mutual
  (U.S. Dollar) Sr Nts
    01-15-07                                                         5.63               1,000,000                 1,088,448
Wells Fargo
  (U.S. Dollar) Sr Nts
    02-15-07                                                         5.13                 500,000                   541,756
XTO Energy
  (U.S. Dollar) Sr Nts
    04-15-12                                                         7.50                 175,000                   187,688
Zurich Capital
  (U.S. Dollar) Company Guaranty
    06-01-37                                                         8.38                 100,000(d)                 93,146
                                                                                                              -------------
Total                                                                                                           100,843,107
---------------------------------------------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $255,455,792)                                                                                          $ 274,164,736
---------------------------------------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (9.1%)

                                                             ANNUALIZED                AMOUNT
                                                            YIELD ON DATE            PAYABLE AT
ISSUER                                                       OF PURCHASE              MATURITY                   VALUE(a)
U.S. GOVERNMENT AGENCIES (7.9%)
Federal Home Loan Mtge Corp Disc Nts
   03-06-03                                                          1.27%          $   1,500,000             $   1,499,703
   05-19-03                                                          1.22               5,000,000                 4,986,955
Federal Natl Mtge Assn Disc Nts
   03-19-03                                                          1.28               2,700,000                 2,698,402
   04-09-03                                                          1.24               3,300,000                 3,295,817
   04-16-03                                                          1.22               5,000,000                 4,992,553
   05-21-03                                                          1.23               5,500,000                 5,485,276
                                                                                                              -------------
Total                                                                                                            22,958,706
---------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (1.2%)
Alpine Securitization
   03-03-03                                                          1.35               3,400,000(e)              3,399,618
---------------------------------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $26,356,980)                                                                                           $  26,358,324
---------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $281,812,772)(i)                                                                                       $ 300,523,060
---------------------------------------------------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Feb. 28, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $15,079,943.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) Represents ownership in a cash TRAINS (Targeted Return Index Securities) comprised of a portfolio of 23 corporate bonds selected to target a maturity range of 7 to 15 years in the corresponding Lehman Brothers Credit Index with a current maturity date of Jan. 15, 2012.

(g) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

     TYPE OF SECURITY                                                                                       NOTIONAL AMOUNT
     ----------------------------------------------------------------------------------------------------------------------
     PURCHASE CONTRACTS
     Eurodollar Bond, March 2003, 10-year                                                                     $   4,200,000

     SALE CONTRACTS
     U.S. Treasury Notes, June 2003, 10-year                                                                      7,200,000

(h) The following abbreviation is used in the portfolio security description to identify the insurer of the issue:

     MBIA -- Municipal Bond Investors Assurance

(i) At Feb. 28, 2003, the cost of securities for federal income tax purposes was approximately $281,813,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:
     Unrealized appreciation                                                                                  $  19,668,000
     Unrealized depreciation                                                                                       (958,000)
     ----------------------------------------------------------------------------------------------------------------------
     Net unrealized appreciation                                                                              $  18,710,000
     ----------------------------------------------------------------------------------------------------------------------

          AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - GROWTH FUND

FEB. 28, 2003 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (95.4%)

ISSUER                                                                                 SHARES                   VALUE(a)
AEROSPACE & DEFENSE (1.9%)
Lockheed Martin                                                                            43,200             $   1,975,104
United Technologies                                                                        13,800                   808,404
                                                                                                              -------------
Total                                                                                                             2,783,508
---------------------------------------------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (0.2%)
Mitsubishi Tokyo Financial Group                                                               23(c)                101,941
U.S. Bancorp                                                                                6,500                   135,980
                                                                                                              -------------
Total                                                                                                               237,921
---------------------------------------------------------------------------------------------------------------------------

BEVERAGES & TOBACCO (2.8%)
Altria Group                                                                               28,100                 1,086,065
Coca-Cola                                                                                  43,630                 1,754,799
PepsiCo                                                                                    32,517                 1,246,051
                                                                                                              -------------
Total                                                                                                             4,086,915
---------------------------------------------------------------------------------------------------------------------------

CHEMICALS (0.7%)
Dow Chemical                                                                               10,100                   275,730
Praxair                                                                                     8,000                   422,800
RPM Intl                                                                                   27,900                   279,000
                                                                                                              -------------
Total                                                                                                               977,530
---------------------------------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT & SERVICES (4.2%)
EchoStar Communications Cl A                                                               62,100(b)              1,635,093
Motorola                                                                                  179,600                 1,512,232
Nokia ADR                                                                                  62,300(c)                824,229
QUALCOMM                                                                                   25,100(b)                867,958
Teradyne                                                                                   25,700(b)                297,863
UTStarcom                                                                                  14,800(b)                269,064
WebMD                                                                                      76,700(b)                735,553
                                                                                                              -------------
Total                                                                                                             6,141,992
---------------------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (3.9%)
Automatic Data Processing                                                                  44,100                 1,433,250
BEA Systems                                                                                15,400(b)                149,688
Business Objects ADR                                                                        8,700(b,c)              149,640
Cadence Design Systems                                                                     29,100(b)                308,169
Microsoft                                                                                 117,146                 2,776,360
Oracle                                                                                     74,500(b)                891,020
                                                                                                              -------------
Total                                                                                                             5,708,127
---------------------------------------------------------------------------------------------------------------------------

COMPUTERS & OFFICE EQUIPMENT (5.1%)
Apple Computer                                                                            130,100(b)              1,952,801
Cisco Systems                                                                              37,900(b)                529,842
Citrix Systems                                                                              3,800(b)                 45,600
Compuware                                                                                  28,900(b)                106,641
First Data                                                                                 43,700                 1,514,205
Hewlett-Packard                                                                            32,300                   511,955
Sanmina-SCI                                                                                40,000(b)                172,000
Seagate Technology                                                                         86,000(b)                797,220
Sun Microsystems                                                                          415,400(b)              1,428,976
Western Digital                                                                            41,700(b)                339,021
                                                                                                              -------------
Total                                                                                                             7,398,261
---------------------------------------------------------------------------------------------------------------------------

ELECTRONICS (1.5%)
Intel                                                                                      50,944                   878,784
Taiwan Semiconductor Mfg ADR                                                               84,600(c)                599,814
United Microelectronics ADR                                                               209,700(c)                677,331
                                                                                                              -------------
Total                                                                                                             2,155,929
---------------------------------------------------------------------------------------------------------------------------

ENERGY (4.1%)
Anadarko Petroleum                                                                         38,300                 1,764,864
Apache                                                                                     25,704                 1,677,957
Burlington Resources                                                                       29,100                 1,348,785
Grant Prideco                                                                              12,400(b)                150,288
Newfield Exploration                                                                        8,700(b)                296,670
Ocean Energy                                                                               23,300                   467,631
XTO Energy                                                                                 12,700                   320,167
                                                                                                              -------------
Total                                                                                                             6,026,362
---------------------------------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.3%)
ENSCO Intl                                                                                 10,500                   293,790
Nabors Inds                                                                                 7,300(b,c)              289,445
Schlumberger                                                                               51,174                 2,129,350
Tidewater                                                                                   4,800                   146,976
Transocean                                                                                 19,900                   451,730
                                                                                                              -------------
Total                                                                                                             3,311,291
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (3.1%)
Citigroup                                                                                  39,100                 1,303,594
Fannie Mae                                                                                 20,873                 1,337,959
Freddie Mac                                                                                13,344                   729,250
MBNA                                                                                        7,400                   102,490
Nomura Holdings                                                                            83,000(c)                975,851
                                                                                                              -------------
Total                                                                                                             4,449,144
---------------------------------------------------------------------------------------------------------------------------

FOOD (1.8%)
Campbell Soup                                                                              36,300                   752,862
General Mills                                                                              13,100                   561,597
Kellogg                                                                                    32,000                   946,240
Sara Lee                                                                                   20,600                   407,880
                                                                                                              -------------
Total                                                                                                             2,668,579
---------------------------------------------------------------------------------------------------------------------------

FURNITURE & APPLIANCES (0.2%)
Matsushita Electric Industrial                                                             40,000(c)                354,916
---------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (21.5%)
Abbott Laboratories                                                                        19,643                   699,684
Allergan                                                                                   11,146                   715,573
Amgen                                                                                      37,195(b)              2,032,335
Bard (CR)                                                                                   1,600                    94,560
Baxter Intl                                                                                39,300                 1,115,727
Becton, Dickinson & Co                                                                     36,100                 1,241,840
Bristol-Myers Squibb                                                                       53,400                 1,244,220
Forest Laboratories                                                                        16,900(b)                841,620
Gilead Sciences                                                                            23,000(b)                782,000
GlaxoSmithKline ADR                                                                        25,700(c)                900,785
Johnson & Johnson                                                                          63,800                 3,346,310
Lilly (Eli)                                                                                10,200                   576,912
Medtronic                                                                                  17,000                   759,900
Merck & Co                                                                                 69,900                 3,687,225
Millennium Pharmaceuticals                                                                 66,000(b)                472,560
Pfizer                                                                                    255,446                 7,617,400
Pharmacia                                                                                  26,000                 1,074,320
Schering-Plough                                                                            42,500                   765,850
St. Jude Medical                                                                            2,200(b)                100,496
Takeda Chemical Inds                                                                        6,000(c)                221,273
Teva Pharmaceutical Inds ADR                                                               24,800(c)                936,944
Wyeth                                                                                      63,700                 2,245,425
                                                                                                              -------------
Total                                                                                                            31,472,959
---------------------------------------------------------------------------------------------------------------------------

HEALTH CARE SERVICES (7.1%)
AmerisourceBergen                                                                          11,400                   627,000
Anthem                                                                                      4,881(b)                290,956
Caremark Rx                                                                               112,100(b)              1,957,266
HCA                                                                                        61,842                 2,550,364
McKesson                                                                                   74,300                 1,979,352
UnitedHealth Group                                                                         20,844                 1,727,968
Wellpoint Health Networks1                                                                  6,958(b)              1,153,314
                                                                                                              -------------
Total                                                                                                            10,286,220
---------------------------------------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (7.6%)
Avon Products                                                                              18,000                   936,000
Clorox                                                                                     19,600                   829,276
Colgate-Palmolive                                                                          24,000                 1,207,440
Gillette                                                                                   62,500                 1,886,875
Kimberly-Clark                                                                             36,100                 1,654,463
Newell Rubbermaid                                                                          34,670                   977,694
Procter & Gamble                                                                           34,500                 2,824,170
UNILEVER                                                                                   12,900(c)                731,172
                                                                                                              -------------
Total                                                                                                            11,047,090
---------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT & SERVICES (0.3%)
Illinois Tool Works                                                                         6,400                   381,248
---------------------------------------------------------------------------------------------------------------------------

INSURANCE (2.3%)
ACE                                                                                        15,500(c)                429,505
American Intl Group                                                                        32,625                 1,608,086
CIGNA                                                                                      13,600                   584,392
Travelers Property Casualty Cl B                                                           41,600                   661,440
                                                                                                              -------------
Total                                                                                                             3,283,423
---------------------------------------------------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (2.0%)
AOL Time Warner                                                                           143,800(b)              1,627,816
Blockbuster Cl A                                                                           26,900                   411,570
Viacom Cl B                                                                                21,800(b)                809,434
                                                                                                              -------------
Total                                                                                                             2,848,820
---------------------------------------------------------------------------------------------------------------------------

MEDIA (4.2%)
Fox Entertainment Group Cl A                                                               15,300(b)                408,969
Omnicom Group                                                                              13,750                   728,475
Tribune                                                                                    12,900                   578,565
USA Interactive                                                                           181,300(b)              4,447,289
                                                                                                              -------------
Total                                                                                                             6,163,298
---------------------------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

          AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - GROWTH FUND

ISSUER                                                                                 SHARES                   VALUE(a)
METALS (2.2%)
Barrick Gold                                                                               69,400(c)          $   1,118,728
Freeport-McMoRan Copper & Gold Cl B                                                        74,100(b)              1,261,182
Newmont Mining                                                                             27,900                   762,507
                                                                                                              -------------
Total                                                                                                             3,142,417
---------------------------------------------------------------------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (4.1%)
Cendant                                                                                   187,100(b)              2,303,201
General Electric                                                                          117,444                 2,824,528
Tyco Intl                                                                                  51,900(c)                768,120
                                                                                                              -------------
Total                                                                                                             5,895,849
---------------------------------------------------------------------------------------------------------------------------

RESTAURANTS & LODGING (2.9%)
McDonald's                                                                                314,100                 4,274,901
---------------------------------------------------------------------------------------------------------------------------

RETAIL (7.2%)
AutoZone                                                                                   10,673(b)                702,283
Circuit City Stores                                                                       635,100                 2,807,143
CVS                                                                                        32,000                   796,800
Dollar General                                                                             69,200                   718,988
Expedia Cl A                                                                               12,800(b)                893,312
Home Depot                                                                                 83,209                 1,951,251
Seven-Eleven Japan                                                                          4,000(c)                 93,550
Staples                                                                                    53,600(b)                927,816
Target                                                                                      8,100                   232,065
Wal-Mart Stores                                                                            28,450                 1,367,307
                                                                                                              -------------
Total                                                                                                            10,490,515
---------------------------------------------------------------------------------------------------------------------------

TEXTILES & APPAREL (0.2%)
Liz Claiborne                                                                              10,700                   301,740
---------------------------------------------------------------------------------------------------------------------------

UTILITIES -- GAS (1.7%)
Kinder Morgan                                                                              53,574                 2,439,224
Kinder Morgan Management LLC                                                                    1                        31
                                                                                                              -------------
Total                                                                                                             2,439,255
---------------------------------------------------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (0.3%)
Citizens Communications                                                                    38,400(b)                376,704
---------------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $145,957,313)                                                                                          $ 138,704,914
---------------------------------------------------------------------------------------------------------------------------

OPTIONS PURCHASED (0.7%)

                                                                  EXERCISE                EXPIRATION
ISSUER                                        CONTRACTS            PRICE                    DATE                 VALUE(a)
PUTS

Nasdaq 100 Index                                 5,200          $          25             March 2003          $     301,875
---------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                      152                    875             March 2003                786,965
---------------------------------------------------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $1,496,999)                                                                                            $   1,088,840
---------------------------------------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (4.1%)

                                                             ANNUALIZED                AMOUNT
                                                            YIELD ON DATE            PAYABLE AT
ISSUER                                                       OF PURCHASE              MATURITY                   VALUE(a)
U.S. GOVERNMENT AGENCIES
Federal Home Loan Bank Disc Nts
   03-21-03                                                          1.28%          $   1,200,000             $   1,199,188
   04-04-03                                                          1.22               2,800,000                 2,796,787
   05-23-03                                                          1.22                 700,000                   698,079
Federal Natl Mtge Assn Disc Nts
   03-05-03                                                          1.24                 900,000                   899,840
   04-16-03                                                          1.22                 200,000                   199,702
   05-07-03                                                          1.23                 200,000                   199,559
---------------------------------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $5,993,060)                                                                                            $   5,993,155
---------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $153,447,372)(d)                                                                                       $ 145,786,909
---------------------------------------------------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Feb. 28, 2003, the value of foreign securities represented 6.3% of net assets.

(d) At Feb. 28, 2003, the cost of securities for federal income tax purposes was approximately $153,447,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                                                  $   3,450,000
     Unrealized depreciation                                                                                    (11,110,000)
     ----------------------------------------------------------------------------------------------------------------------
     Net unrealized depreciation                                                                              $  (7,660,000)
     ----------------------------------------------------------------------------------------------------------------------

          AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - INTERNATIONAL FUND

FEB. 28, 2003 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (96.9%)(c)

ISSUER                                                                                   SHARES                  VALUE(a)
AUSTRALIA (3.2%)
Banks and savings & loans (1.7%)
Australia & New Zealand Banking Group                                                   1,141,800             $  11,378,377
---------------------------------------------------------------------------------------------------------------------------

RETAIL (1.5%)
Woolworths                                                                              1,453,065                10,203,180
---------------------------------------------------------------------------------------------------------------------------

FINLAND (3.2%)
Communications equipment & services (2.4%)
Nokia                                                                                   1,216,966                16,264,409
---------------------------------------------------------------------------------------------------------------------------

PAPER & PACKAGING (0.8%)
Stora Enso                                                                                523,919                 5,132,940
---------------------------------------------------------------------------------------------------------------------------

FRANCE (7.2%)
Automotive & related (1.3%)
PSA Peugeot Citroen                                                                       193,524                 8,551,786
---------------------------------------------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (1.9%)
BNP Paribas                                                                               312,317                12,926,025
---------------------------------------------------------------------------------------------------------------------------

ENERGY (3.3%)
TotalFinaElf                                                                              169,749                22,430,339
---------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (0.7%)
Aventis                                                                                   106,157                 4,820,346
---------------------------------------------------------------------------------------------------------------------------

GERMANY (1.8%)
Automotive & related (0.7%)
DaimlerChrysler                                                                           162,752                 4,981,760
---------------------------------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT & SERVICES (1.1%)
Deutsche Telekom                                                                          634,344                 7,295,035
---------------------------------------------------------------------------------------------------------------------------

HONG KONG (1.3%)
FINANCIAL SERVICES
Cheung Kong                                                                               559,000                 3,512,072
Sun Hung Kai Properties                                                                   905,000                 5,094,113
                                                                                                              -------------
Total                                                                                                             8,606,185
---------------------------------------------------------------------------------------------------------------------------

ITALY (3.3%)
BANKS AND SAVINGS & LOANS (1.1%)
UniCredito Italiano                                                                     1,865,317                 7,478,831
---------------------------------------------------------------------------------------------------------------------------

ENERGY (2.2%)
Eni                                                                                     1,003,715                14,896,440
---------------------------------------------------------------------------------------------------------------------------

JAPAN (20.7%)
AUTOMOTIVE & RELATED (1.7%)
Nissan Motor                                                                              817,000                 6,129,660
Toyota Motor                                                                              217,000                 5,093,466
                                                                                                              -------------
Total                                                                                                            11,223,126
---------------------------------------------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (1.7%)
Chiba Bank                                                                              1,356,000                 4,220,833
Mitsubishi Tokyo Financial Group                                                              922                 4,086,513
Mitsui Fudosan                                                                            506,000                 3,316,980
                                                                                                              -------------
Total                                                                                                            11,624,326
---------------------------------------------------------------------------------------------------------------------------

CHEMICALS (0.7%)
Shin-Etsu Chemical                                                                        142,400                 4,661,349
---------------------------------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT & SERVICES (0.6%)
NTT DoCoMo                                                                                  2,306                 4,349,655
---------------------------------------------------------------------------------------------------------------------------

COMPUTERS & OFFICE EQUIPMENT (1.3%)
Canon                                                                                      86,000                 3,106,111
Nomura Research Institute                                                                  80,200                 5,684,720
                                                                                                              -------------
Total                                                                                                             8,790,831
---------------------------------------------------------------------------------------------------------------------------

ELECTRONICS (1.9%)
Hitachi                                                                                   538,000                 2,229,816
Keyence                                                                                    27,000                 4,387,144
Rohm                                                                                       16,200                 1,856,714
Sharp                                                                                     121,000                 1,314,138
Tokyo Electron                                                                             62,000                 2,826,644
                                                                                                              -------------
Total                                                                                                            12,614,456
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (0.8%)
Nomura Holdings                                                                           343,000                 4,032,734
Sumitomo Trust & Banking                                                                  433,000                 1,512,616
                                                                                                              -------------
Total                                                                                                             5,545,350
---------------------------------------------------------------------------------------------------------------------------

FURNITURE & APPLIANCES (0.6%)
Matsushita Electric Industrial                                                            434,000                 3,850,844
---------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (1.7%)
Chugai Pharmaceutical                                                                     575,100                 5,239,016
Takeda Chemical Inds                                                                      179,000                 6,601,311
                                                                                                              -------------
Total                                                                                                            11,840,327
---------------------------------------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.0%)
Kao                                                                                       315,000                 6,647,706
---------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT & SERVICES (0.5%)
Amada                                                                                     419,000                 1,275,872
SMC                                                                                        27,200                 2,082,132
                                                                                                              -------------
Total                                                                                                             3,358,004
---------------------------------------------------------------------------------------------------------------------------

INSURANCE (0.5%)
Millea Holdings                                                                               534(b)              3,699,268
---------------------------------------------------------------------------------------------------------------------------

MEDIA (0.9%)
Dentsu                                                                                        856                 2,664,479
Sony                                                                                       89,000                 3,380,080
                                                                                                              -------------
Total                                                                                                             6,044,559
---------------------------------------------------------------------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (2.7%)
Mitsubishi                                                                                688,000                 4,603,155
Olympus Optical                                                                           172,000                 2,778,769
Secom                                                                                     100,000                 2,842,038
Sumitomo Chemical                                                                       2,474,000                 8,370,480
                                                                                                              -------------
Total                                                                                                            18,594,442
---------------------------------------------------------------------------------------------------------------------------

RETAIL (1.0%)
Fast Retailing                                                                             77,600                 2,067,583
Ito-Yokado                                                                                 98,000                 2,594,544
Seven-Eleven Japan                                                                        102,000                 2,385,536
                                                                                                              -------------
Total                                                                                                             7,047,663
---------------------------------------------------------------------------------------------------------------------------
Textiles & apparel (0.4%)
Asahi Glass                                                                               464,000                 2,931,766
---------------------------------------------------------------------------------------------------------------------------
Transportation (1.8%)
East Japan Railway                                                                          1,900                 8,758,723
Yamato Transport                                                                          268,000                 3,400,296
                                                                                                              -------------
Total                                                                                                            12,159,019
---------------------------------------------------------------------------------------------------------------------------

UTILITIES -- ELECTRIC (0.3%)
Tokyo Electric Power                                                                      116,900                 2,249,503
---------------------------------------------------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (0.5%)
Nippon Telegraph & Telephone                                                                  922                 3,337,839
---------------------------------------------------------------------------------------------------------------------------

LUXEMBOURG (1.2%)
METALS
Arcelor                                                                                   829,587(b)              8,306,456
---------------------------------------------------------------------------------------------------------------------------

MEXICO (1.0%)
FINANCIAL SERVICES
Grupo Financiero BBVA  Bancomer Cl B                                                    8,681,260(b)              6,518,336
---------------------------------------------------------------------------------------------------------------------------

NETHERLANDS (2.9%)
FOOD (1.2%)
Unilever                                                                                  148,088                 8,395,446
---------------------------------------------------------------------------------------------------------------------------

INSURANCE (1.6%)
Aegon                                                                                     425,284                 4,560,792
ING Groep                                                                                 474,819                 6,422,586
                                                                                                              -------------
Total                                                                                                            10,983,378
---------------------------------------------------------------------------------------------------------------------------

PORTUGAL (0.6%)
Utilities-- telephone
Portugal Telecom                                                                          673,329                 4,317,998
---------------------------------------------------------------------------------------------------------------------------

SINGAPORE (1.0%)
BANKS AND SAVINGS & LOANS (0.4%)
United Overseas Bank                                                                      484,000                 2,894,204
---------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION (0.6%)
Keppel                                                                                  1,602,000                 3,813,408
---------------------------------------------------------------------------------------------------------------------------

SOUTH KOREA (0.6%)
COMMUNICATIONS EQUIPMENT & SERVICES
SK Telecom                                                                                 29,640                 4,097,181
---------------------------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

          AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - INTERNATIONAL FUND

ISSUER                                                         SHARES               VALUE(a)
SPAIN (4.7%)
Banks and savings & loans (1.4%)
Banco Santander Central Hispano                                1,500,381       $   9,621,808
--------------------------------------------------------------------------------------------

BEVERAGES & TOBACCO (1.6%)
Altadis                                                          445,985          10,570,210
--------------------------------------------------------------------------------------------

UTILITIES -- ELECTRIC (1.7%)
Endesa                                                           998,484          11,945,442
--------------------------------------------------------------------------------------------

SWEDEN (2.3%)
FURNITURE & APPLIANCES (1.0%)
Electrolux Cl B                                                  393,793           6,826,239
--------------------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT & SERVICES (1.3%)
Atlas Copco Cl A                                                 407,020           8,634,047
--------------------------------------------------------------------------------------------

SWITZERLAND (9.7%)
BANKS AND SAVINGS & LOANS (1.5%)
UBS                                                              246,641(b)       10,349,464
--------------------------------------------------------------------------------------------

CHEMICALS (0.3%)
Syngenta                                                          47,296           2,303,762
--------------------------------------------------------------------------------------------

FOOD (2.3%)
Nestle                                                            76,632          15,428,123
--------------------------------------------------------------------------------------------

HEALTH CARE (3.7%)
Novartis                                                         679,335          24,949,029
--------------------------------------------------------------------------------------------

INSURANCE (1.9%)
Swiss Reinsurance                                                236,373          12,725,096
--------------------------------------------------------------------------------------------

TAIWAN (1.2%)
BANKS AND SAVINGS & LOANS (0.7%)
Chinatrust Financial Holding                                   5,406,000(b)        4,340,357
--------------------------------------------------------------------------------------------

ELECTRONICS (0.5%)
Taiwan Semiconductor Mfg                                       3,063,000(b)        3,702,043
--------------------------------------------------------------------------------------------

UNITED KINGDOM (31.0%)
AIRLINES (0.5%)
easyJet                                                        1,143,140(b)        3,421,065
--------------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (4.6%)
Lloyds TSB Group                                               1,384,780           7,721,335
Royal Bank of Scotland Group                                   1,020,144          23,347,235
                                                                               -------------
Total                                                                             31,068,570
--------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT & SERVICES (4.8%)
GlaxoSmithKline                                                1,566,040          27,528,048
mm02                                                           6,712,701(b)        5,022,261
                                                                               -------------
Total                                                                             32,550,309
--------------------------------------------------------------------------------------------

ENERGY (4.1%)
BP                                                             4,436,014          27,948,678
--------------------------------------------------------------------------------------------

FINANCIAL SERVICES (2.9%)
HSBC Holdings                                                  1,808,546          19,484,714
--------------------------------------------------------------------------------------------

FOOD (0.6%)
Compass Group                                                    996,255           4,315,306
--------------------------------------------------------------------------------------------

HEALTH CARE (1.5%)
Smith & Nephew                                                 1,707,865           9,845,618
--------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.1%)
Reckitt Benckiser                                                493,864           7,786,634
--------------------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (1.0%)
P & O Princess Cruises                                         1,129,843           7,100,670
--------------------------------------------------------------------------------------------

MEDIA (2.3%)
British Sky Broadcasting Group                                   862,606(b)        8,539,375
Reed Elsevier                                                  1,004,064           7,330,262
Total                                                                             15,869,637
--------------------------------------------------------------------------------------------

METALS (1.6%)
Rio Tinto                                                        547,763          11,086,748
--------------------------------------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (0.6%)
Unilever                                                         418,965           3,735,103
--------------------------------------------------------------------------------------------

RETAIL (1.0%)
Marks & Spencer Group                                          1,437,597           6,917,620
--------------------------------------------------------------------------------------------

UTILITIES -- GAS (0.6%)
Centrica                                                       1,800,460           3,998,627
--------------------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (3.7%)
Vodafone Group                                                14,028,226          25,134,052
--------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $754,363,259)                                                           $ 656,521,064
--------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (3.2%)

                                                          ANNUALIZED            AMOUNT
                                                         YIELD ON DATE        PAYABLE AT
ISSUER                                                   OF PURCHASE          MATURITY                VALUE(a)
U.S. GOVERNMENT AGENCY (1.1%)
Federal Natl Mtge Assn Disc Nts
   03-19-03                                                       1.28%      $   6,500,000       $   6,496,154
   05-07-03                                                       1.23             900,000             898,017
                                                                                                 -------------
Total                                                                                                7,394,171
--------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (2.1%)
General Electric Capital
   03-03-03                                                       1.36          14,300,000          14,298,379
--------------------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $21,692,708)                                                                              $  21,692,550
--------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $776,055,967)(d)                                                                          $ 678,213,614
==============================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars.

(d) At Feb. 28, 2003, the cost of securities for federal income tax purposes was approximately $776,056,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                                                      $   10,610,000
    Unrealized depreciation                                                                        (108,452,000)
    -----------------------------------------------------------------------------------------------------------
    Net unrealized depreciation                                                                  $  (97,842,000)
    -----------------------------------------------------------------------------------------------------------

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - MANAGED FUND

FEB. 28, 2003 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (62.2%)

ISSUER                                                           SHARES                      VALUE(a)
AEROSPACE & DEFENSE (1.3%)
Boeing                                                              125,000             $   3,445,000
Lockheed Martin                                                     190,000                 8,686,800
Northrop Grumman                                                     85,000                 7,369,500
Stellex Aerostructures                                                  290(h)                     --
United Technologies                                                 170,000                 9,958,600
                                                                                        -------------
Total                                                                                      29,459,900
-----------------------------------------------------------------------------------------------------

AIRLINES (--%)
Northwest Airlines Cl A                                             120,000(b)                711,600
-----------------------------------------------------------------------------------------------------

AUTOMOTIVE & RELATED (0.6%)
General Motors                                                      145,000                 4,896,650
Navistar Intl                                                       294,000(b)              6,947,220
Sonic Automotive                                                    205,000(b)              3,120,100
                                                                                        -------------
Total                                                                                      14,963,970
-----------------------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (7.6%)
Bank of America                                                     515,000                35,658,600
Bank of New York                                                    450,000                10,251,000
Bank One                                                            260,000                 9,367,800
FleetBoston Financial                                               430,000                10,560,800
J.P. Morgan Chase                                                   655,000                14,855,400
Mellon Financial                                                    415,000                 9,341,650
PNC Financial Services  Group                                       270,000                12,131,100
U.S. Bancorp                                                      1,120,000                23,430,400
Wachovia                                                            470,000                16,675,600
Washington Mutual                                                   201,000                 6,940,530
Wells Fargo                                                         525,000                23,808,750
                                                                                        -------------
Total                                                                                     173,021,630
-----------------------------------------------------------------------------------------------------

BEVERAGES & TOBACCO (2.6%)
Altria Group                                                        545,000                21,064,250
Anheuser-Busch                                                      165,000                 7,672,500
Coca-Cola                                                           250,000                10,055,000
Pepsi Bottling Group                                                115,000                 2,673,750
PepsiCo                                                             470,000                18,010,400
                                                                                        -------------
Total                                                                                      59,475,900
-----------------------------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (0.8%)
Centex                                                              120,000                 6,633,600
Masco                                                               435,000                 7,995,300
Temple-Inland                                                       110,000                 4,609,000
                                                                                        -------------
Total                                                                                      19,237,900
-----------------------------------------------------------------------------------------------------

CHEMICALS (1.7%)
Dow Chemical                                                        405,000                11,056,500
du Pont (EI) de Nemours                                             345,000                12,651,150
Lyondell Chemical                                                   370,000                 4,406,700
Praxair                                                             100,000                 5,285,000
RPM Intl                                                            290,000                 2,900,000
Solutia                                                             760,000                 2,036,800
                                                                                        -------------
Total                                                                                      38,336,150
-----------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT & SERVICES (2.2%)
EchoStar Communications Cl A                                        135,000(b)              3,554,550
Fairchild Semiconductor Intl Cl A                                   245,000(b)              2,979,200
Flextronics Intl                                                    400,000(b,c)            3,472,000
Motorola                                                          1,160,000                 9,767,200
QUALCOMM                                                             40,000(b)              1,383,200
Teradyne                                                            320,000(b)              3,708,800
Verizon Communications                                              785,000                27,145,300
                                                                                        -------------
Total                                                                                      52,010,250
-----------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (0.7%)
Automatic Data Processing                                           110,000                 3,575,000
Cadence Design Systems                                              380,000(b)              4,024,200
Microsoft                                                           380,000                 9,006,000
                                                                                        -------------
Total                                                                                      16,605,200
-----------------------------------------------------------------------------------------------------

COMPUTERS & OFFICE EQUIPMENT (1.5%)
Apple Computer                                                      595,000(b)              8,930,950
Cisco Systems                                                       130,000(b)              1,817,400
Hewlett-Packard                                                   1,075,000                17,038,750
Sun Microsystems                                                  2,180,000(b)              7,499,200
                                                                                        -------------
Total                                                                                      35,286,300
-----------------------------------------------------------------------------------------------------

ELECTRONICS (0.8%)
Advanced Micro Devices                                              400,000(b)              2,196,000
Micron Technology                                                   255,000(b)              2,037,450
Natl Semiconductor                                                  215,000(b)              3,682,950
Texas Instruments                                                   475,000                 7,956,250
United Microelectronics ADR                                         920,000(b,c)            2,971,600
                                                                                        -------------
Total                                                                                      18,844,250
-----------------------------------------------------------------------------------------------------

ENERGY (6.2%)
Burlington Resources                                                215,000                 9,965,250
ChevronTexaco                                                       600,000                38,502,000
ConocoPhillips                                                      900,000                45,630,000
Exxon Mobil                                                         895,000                30,447,900
FirstEnergy                                                         435,000                12,832,500
Grant Prideco                                                       629,800(b)              7,633,176
                                                                                        -------------
Total                                                                                     145,010,826
-----------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.2%)
Schlumberger                                                        405,000                16,852,050
Transocean                                                          475,000                10,782,500
                                                                                        -------------
Total                                                                                      27,634,550
-----------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (6.7%)
CIT Group                                                           200,000                 3,434,000
Citigroup                                                         1,825,000                60,845,500
Fannie Mae                                                          264,900                16,980,090
Freddie Mac                                                         440,000                24,046,000
Lehman Brothers Holdings                                            210,000                11,627,700
MBNA                                                                695,000                 9,625,750
Merrill Lynch                                                       390,000                13,291,200
Morgan Stanley                                                      415,000                15,292,750
                                                                                        -------------
Total                                                                                     155,142,990
-----------------------------------------------------------------------------------------------------

FOOD (0.6%)
General Mills                                                       290,000                12,432,300
Kraft Foods Cl A                                                     65,000                 1,924,650
                                                                                        -------------
Total                                                                                      14,356,950
-----------------------------------------------------------------------------------------------------

FURNITURE & APPLIANCES (0.5%)
Black & Decker                                                       90,000                 3,303,000
Leggett & Platt                                                     145,000                 2,763,700
Maytag                                                              175,000                 4,217,500
Miller (Herman)                                                     130,000                 2,031,900
                                                                                        -------------
Total                                                                                      12,316,100
-----------------------------------------------------------------------------------------------------

HEALTH CARE (4.3%)
Abbott Laboratories                                                 240,000                 8,548,800
Bristol-Myers Squibb                                                320,000                 7,456,000
Guidant                                                              90,000(b)              3,218,400
Laboratory Corp  America Holdings                                    60,000(b)              1,666,200
Lilly (Eli)                                                          90,000                 5,090,400
Merck & Co                                                          400,000                21,100,000
Pfizer                                                              630,000                18,786,600
Pharmacia                                                           112,000                 4,627,840
Schering-Plough                                                     700,000                12,614,000
Waters                                                               85,000(b)              1,969,450
Wyeth                                                               445,000                15,686,250
                                                                                        -------------
Total                                                                                     100,763,940
-----------------------------------------------------------------------------------------------------

HEALTH CARE SERVICES (1.6%)
AmerisourceBergen                                                    70,000                 3,850,000
Caremark Rx                                                         395,000(b)              6,896,700
HCA                                                                 325,000                13,403,000
McKesson                                                            350,000                 9,324,000
Tenet Healthcare                                                    115,000(b)              2,089,550
WellChoice                                                           33,400(b)                678,020
                                                                                        -------------
Total                                                                                      36,241,270
-----------------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (2.8%)
Avon Products                                                       275,000                14,300,000
Gillette                                                            265,000                 8,000,350
Intl Flavors/Fragrances                                             200,000                 6,272,000
Kimberly-Clark                                                      365,000                16,727,950
Newell Rubbermaid                                                   175,000                 4,935,000
Procter & Gamble                                                    175,000                14,325,500
                                                                                        -------------
Total                                                                                      64,560,800
-----------------------------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT & SERVICES (0.5%)
Caterpillar                                                         165,000                 7,755,000
Ingersoll-Rand Cl A                                                  40,000(c)              1,578,000
Kennametal                                                           80,000                 2,393,600
Milacron                                                             96,150                   451,905
                                                                                        -------------
Total                                                                                      12,178,505
-----------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - MANAGED FUND

ISSUER                                                             SHARES                        VALUE(a)
INSURANCE (3.6%)
ACE                                                                   275,000(c)          $     7,620,250
AFLAC                                                                 145,000                   4,531,250
Allstate                                                              400,000                  12,652,000
American Intl Group                                                   580,000                  28,588,200
Hartford Financial  Services Group                                    165,000                   5,961,450
MetLife                                                               150,000                   3,925,500
Montpelier Re Holdings                                                 85,900(b,c)              2,294,389
Prudential Financial                                                  350,000                  10,510,500
Travelers Property Casualty Cl A                                      295,000                   4,616,750
Travelers Property Casualty Cl B                                      161,997                   2,575,752
                                                                                          ---------------
Total                                                                                          83,276,041
---------------------------------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (1.1%)
AOL Time Warner                                                     1,435,000(b)               16,244,200
Mattel                                                                220,000                   4,690,400
Viacom Cl B                                                           110,700(b)                4,110,291
                                                                                          ---------------
Total                                                                                          25,044,891
---------------------------------------------------------------------------------------------------------

MEDIA (2.2%)
Clear Channel Communications                                          145,000(b)                5,293,950
Comcast Cl A                                                          277,814(b)                8,117,725
Comcast Special Cl A                                                  188,200(b)                5,286,538
Disney (Walt)                                                         610,000                  10,406,600
Liberty Media Cl A                                                    977,600(b)                8,984,144
McGraw-Hill Companies                                                  50,000                   2,812,000
Tribune                                                                35,000                   1,569,750
USA Interactive                                                       345,000(b)                8,462,850
                                                                                          ---------------
Total                                                                                          50,933,557
---------------------------------------------------------------------------------------------------------

METALS (0.6%)
Alcan                                                                  90,000(c)                2,557,800
Alcoa                                                                 230,000                   4,715,000
Phelps Dodge                                                          170,000(b)                6,113,200
                                                                                          ---------------
Total                                                                                          13,386,000
---------------------------------------------------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (3.1%)
Cendant                                                             1,395,000(b)               17,172,450
Dover                                                                 325,000                   8,294,000
General Electric                                                      670,000                  16,113,500
Honeywell Intl                                                        325,000                   7,439,250
ITT Inds                                                               80,000                   4,498,400
Monsanto                                                               33,606                     551,811
Textron                                                               200,000                   7,226,000
Tyco Intl                                                             235,000(c)                3,478,000
Xerox                                                                 720,000(b)                6,480,000
                                                                                          ---------------
Total                                                                                          71,253,411
---------------------------------------------------------------------------------------------------------

PAPER & PACKAGING (0.4%)
Bowater                                                               145,000                   5,502,750
Intl Paper                                                            135,000                   4,729,050
                                                                                          ---------------
Total                                                                                          10,231,800
---------------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (1.1%)
Apartment Investment &  Management Cl A                                90,000                   3,309,300
Equity Office Properties Trust                                        620,000                  15,208,600
Starwood Hotels &  Resorts Worldwide                                  330,000                   7,461,300
                                                                                          ---------------
Total                                                                                          25,979,200
---------------------------------------------------------------------------------------------------------

RESTAURANTS & LODGING (0.4%)
McDonald's                                                            615,000                   8,370,150
---------------------------------------------------------------------------------------------------------

RETAIL (2.3%)
AutoZone                                                               29,600(b)                1,947,680
BJ's Wholesale Club                                                   145,000(b)                2,027,100
Circuit City Stores                                                 2,035,000                   8,994,700
CVS                                                                    90,000                   2,241,000
Dollar General                                                        745,000                   7,740,550
Home Depot                                                            400,000                   9,380,000
Safeway                                                               255,000(b)                5,071,950
Sears, Roebuck & Co                                                   120,000                   2,613,600
Staples                                                               245,000(b)                4,240,950
Target                                                                335,000                   9,597,750
                                                                                          ---------------
Total                                                                                          53,855,280
---------------------------------------------------------------------------------------------------------

TEXTILES & APPAREL (0.2%)
Liz Claiborne                                                         160,000                   4,512,000
---------------------------------------------------------------------------------------------------------

UTILITIES -- ELECTRIC (1.4%)
Dominion Resources                                                    175,000                   9,432,500
DTE Energy                                                             60,000                   2,486,400
Exelon                                                                185,000                   9,092,750
FPL Group                                                              75,000                   4,200,750
PPL                                                                    80,000                   2,813,600
Xcel Energy                                                           350,000                   3,881,500
                                                                                          ---------------
Total                                                                                          31,907,500
---------------------------------------------------------------------------------------------------------

Utilities-- telephone (1.7%)
AT&T                                                                  248,680                   4,610,527
BellSouth                                                             620,000                  13,435,400
Davel Communications                                                  383,987(b)                    3,840
KT ADR                                                                395,000(c)                7,307,500
SBC Communications                                                    730,000                  15,184,000
                                                                                          ---------------
Total                                                                                          40,541,267
---------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $1,683,798,979)                                                                    $ 1,445,450,078
---------------------------------------------------------------------------------------------------------

PREFERRED STOCKS & OTHER (0.1%)

ISSUER                                                               SHARES                      VALUE(a)
Century Maintenance Supply
  13.25% Pay-in-kind  Series C                                         18,741(f)          $     1,593,026
Intermedia Communications
  13.50% Pay-in-kind  Series B                                             --(f)                       23
Mexico Value
  Rights                                                                1,000(b,c)                    370
Mexico Value Recovery Series B Rights                               2,000,000(b,c)                      2
Mexico Value Recovery Series C
  Rights                                                            2,000,000(b,c)                      2
Mexico Value Recovery Series D
  Rights                                                            2,000,000(b,c)                      2
Mexico Value Recovery Series E Rights                               2,000,000(b,c)                      2
Paxson Communications
  13.25% Pay-in-kind                                                       --(f)                      885
Pegasus Satellite
  12.75% Cm Series B                                                        1                         387
---------------------------------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS & OTHER
(Cost: $1,410,741)                                                                        $     1,594,699
---------------------------------------------------------------------------------------------------------

BONDS (33.8%)

                                                            COUPON              PRINCIPAL
ISSUER                                                       RATE                AMOUNT             VALUE(a)
GOVERNMENT OBLIGATIONS & AGENCIES (3.1%)
ASIF Global Financing
   01-17-13                                                       4.90%      $   2,140,000(d)    $   2,169,440
Federal Home Loan Mtge Corp
   04-15-08                                                       5.75          25,000,000          28,287,100
Federal Natl Mtge Assn
   02-21-13                                                       4.75           8,000,000           8,081,280
U.S. Treasury
   06-30-04                                                       2.88          16,000,000          16,329,920
   07-31-04                                                       2.25          30,000,000          30,384,360
   02-15-08                                                       3.00           1,210,000(i)        1,228,433
   02-15-13                                                       3.88           9,870,000          10,015,355
   02-15-31                                                       5.38           8,860,000           9,823,179
United Mexican States
  (U.S. Dollar) Series A
   01-16-13                                                       6.38           4,000,000(c)        3,960,000
   12-31-19                                                       6.25           2,000,000(c)        1,992,600
                                                                                                 -------------
Total                                                                                               75,903,287
--------------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES (10.8%)
Federal Home Loan Mtge Corp
   04-01-17                                                       6.00          15,257,985          16,008,919
   04-01-22                                                       6.50          21,529,650          22,668,349
   10-01-22                                                       6.50           2,442,219           2,571,388
   08-01-24                                                       8.00             538,949             587,637
   05-01-32                                                       6.50          14,376,880          15,048,589
   07-01-32                                                       7.00           7,416,715           7,815,247
   08-01-32                                                       6.50           6,076,492           6,360,395
   09-01-32                                                       6.50           1,541,146           1,613,151
   05-01-33                                                       5.50          10,300,000(j)       10,470,568
  Collateralized Mtge Obligation
   03-15-15                                                       5.50          14,368,000          15,166,770
Federal Natl Mtge Assn
   06-01-10                                                       6.50           2,100,117           2,242,749
   08-01-11                                                       8.50           1,170,709           1,280,988
   10-01-12                                                       5.50           6,274,487           6,619,874
   01-01-13                                                       4.92           2,972,226           3,112,013
   02-01-13                                                       4.87           7,790,000(j)        8,164,894
   04-01-14                                                       5.50          16,708,468          17,501,987
   08-01-16                                                       6.50           1,355,696           1,438,695
   03-01-17                                                       6.50           3,542,060           3,758,915
   08-01-17                                                       6.50           3,677,006           3,901,734
   04-01-18                                                       5.00          17,000,000(j)       17,414,460
   05-01-18                                                       4.50           4,000,000(j)        4,006,240
   04-01-22                                                       8.00             579,502             634,717
   08-01-22                                                       7.00           1,456,243           1,544,348

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - MANAGED FUND

                                                         COUPON        PRINCIPAL
ISSUER                                                    RATE          AMOUNT              VALUE(a)
MORTGAGE-BACKED SECURITIES (CONT.)
Federal Natl Mtge Assn (cont.)
   11-01-22                                                   6.50%   $   1,470,186      $   1,549,080
   04-01-23                                                   8.50          902,681            986,644
   05-01-23                                                   6.50          728,299            766,714
   05-01-24                                                   6.00        2,693,976          2,821,557
   06-01-24                                                   9.00          493,995            551,008
   02-01-25                                                   8.50          374,059            406,913
   05-01-25                                                   8.50          344,506            374,764
   11-01-25                                                   7.50        1,196,060          1,280,852
   03-01-26                                                   7.00        1,794,557          1,898,099
   03-01-29                                                   6.50          390,618            409,060
   05-01-29                                                   6.50        8,228,160          8,613,969
   04-01-30                                                   6.00       15,500,000(j)      16,057,070
   03-01-31                                                   6.00        7,440,000(j)       7,735,294
   05-01-32                                                   7.00        1,840,948(j)       1,941,835
   08-01-32                                                   6.50        8,370,174          8,757,253
   08-01-32                                                   7.00        1,063,622(j)       1,122,186
   09-01-32                                                   6.50        1,838,842          1,923,880
   10-01-32                                                   7.00        2,468,570(j)       2,603,852
   11-01-32                                                   7.50        1,931,250          2,057,362
   12-01-32                                                   7.00        5,137,718(j)       5,419,274
   02-01-33                                                   7.00        1,408,782(j)       1,485,986
   04-01-33                                                   5.50        6,750,000(j)       6,880,815
   03-25-34                                                   7.50        2,000,000(j)       2,176,875
Govt Natl Mtge Assn
   12-15-08                                                   7.00        3,520,508          3,794,091
                                                                                         -------------
Total                                                                                      292,017,586
------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.5%)
Alliant Techsystems
  Company Guaranty
   05-15-11                                                   8.50        1,150,000          1,242,000
Boeing
   02-15-13                                                   5.13          700,000            703,885
Lockheed Martin
   04-15-13                                                   7.38        3,500,000          4,215,047
Systems 2001 Asset Trust
   09-15-13                                                   6.66        4,258,740(d)       4,642,033
Transdigm
  Company Guaranty
   12-01-08                                                  10.38          715,000            747,175
                                                                                         -------------
Total                                                                                       11,550,140
------------------------------------------------------------------------------------------------------

AIRLINES (0.2%)
Continental Airlines
   04-01-15                                                   7.46          366,586            283,559
  Series 1974B
   01-02-17                                                   6.90        4,754,690          3,310,184
  Series 1998A
   09-15-17                                                   6.65        2,305,893          1,919,438
                                                                                         -------------
Total                                                                                        5,513,181
------------------------------------------------------------------------------------------------------

AUTOMOTIVE & RELATED (0.6%)
DaimlerChrysler North America Holding
  Company Guaranty
   01-15-12                                                   7.30        2,000,000          2,252,630
Dana
   08-15-11                                                   9.00          175,000            177,625
Ford Motor
   07-16-31                                                   7.45          850,000            714,777
Ford Motor Credit
   10-28-09                                                   7.38        5,000,000          4,953,500
SPX
  Sr Nts
   01-01-13                                                   7.50          800,000            826,000
TRW
   03-15-06                                                   7.63        3,750,000          4,240,129
TRW Automotive
  Sr Nts
   02-15-13                                                   9.38          725,000(d)         739,500
  Sr Sub Nts
   02-15-13                                                  11.00           65,000(d)          67,031
                                                                                         -------------
Total                                                                                       13,971,192
------------------------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (1.1%)
Bank of America
   05-16-05                                                   7.88        7,000,000          7,890,099
  Sr Nts
   02-15-09                                                   5.88        2,000,000          2,216,500
Bank United
  Medium-term Notes Series A
   03-15-09                                                   8.00        3,500,000          4,075,883
Capital One Bank
   05-15-08                                                   6.70          550,000            550,370
J.P. Morgan Chase
  Sub Nts
   02-01-11                                                   6.75        2,500,000          2,797,980
Washington Mutual
  Series 2003-AR3 Cl A5
   04-25-33                                                   3.93        2,000,000          2,020,625
Wells Fargo Bank NA
  Sub Nts
   02-01-11                                                   6.45        5,000,000          5,703,510
                                                                                         -------------
Total                                                                                       25,254,967
------------------------------------------------------------------------------------------------------

BEVERAGES & TOBACCO (0.3%)
Bottling Group LLC
  Company Guaranty
   11-15-12                                                   4.63        3,750,000(d)       3,792,154
Diageo Capital
  (U.S. Dollar)
   11-19-07                                                   3.50        3,500,000(c)       3,542,665
                                                                                         -------------
Total                                                                                        7,334,819
------------------------------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (0.4%)
Associated Materials
  Company Guaranty
   04-15-12                                                   9.75          935,000            991,100
Dayton Superior
  Company Guaranty
   06-15-09                                                  13.00          345,000            286,350
Georgia-Pacific
  Sr Nts
   02-01-10                                                   8.88          895,000(d)         890,525
Nortek
  Sr Nts Series B
   09-01-07                                                   9.13          750,000            766,875
Schuler Homes
  Company Guaranty
   07-15-11                                                  10.50          750,000            813,750
Tyco Intl Group
  (U.S. Dollar) Company Guaranty
   02-15-11                                                   6.75        1,500,000(c)       1,417,500
WCI Communities
  Company Guaranty
   02-15-11                                                  10.63          850,000            862,750
Weyerhaeuser
   03-15-07                                                   6.13        2,000,000          2,168,142
   03-15-32                                                   7.38        2,000,000          2,232,790
                                                                                         -------------
Total                                                                                       10,429,782
------------------------------------------------------------------------------------------------------

CHEMICALS (0.5%)
Airgas
  Company Guaranty
   10-01-11                                                   9.13        1,050,000          1,149,750
Allied Waste North America
  Company Guaranty
   09-01-12                                                   9.25          120,000(d)         125,400
  Company Guaranty Series B
   04-01-08                                                   8.88          450,000            469,125
   08-01-09                                                  10.00          550,000            558,250
Compass Minerals Group
  Company Guaranty
   08-15-11                                                  10.00          225,000            246,375
Dow Chemical
   10-01-12                                                   6.00        3,450,000          3,542,495
IMC Global
  Company Guaranty Series B
   06-01-08                                                  10.88          755,000            792,750
Noveon
  Company Guaranty Series B
   02-28-11                                                  11.00          800,000            884,000
Resolution Performance
  Sr Sub Nts
   11-15-10                                                  13.50          830,000            863,200
Waste Management
  Sr Nts
   10-01-07                                                   7.13        3,300,000          3,672,962
                                                                                         -------------
Total                                                                                       12,304,307
------------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT & SERVICES (0.9%)
AT&T Wireless Services
  Sr Nts
   03-01-11                                                   7.88        4,250,000          4,515,625
Deutsche Telekom Intl Finance
  (U.S. Dollar)
   06-15-10                                                   8.50        2,750,000(c)       3,203,629
EchoStar DBS
  Sr Nts
   02-01-09                                                   9.38          300,000            319,500
NATG Holdings LLC/Orius Capital
  Company Guaranty Series B
   02-01-10                                                  12.75          825,000(b)           8,250
Qwest
   11-01-04                                                   7.20          835,000            828,738
Telefonica Europe
  (U.S. Dollar) Company Guaranty
   09-15-10                                                   7.75        1,000,000(c)       1,177,122

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - MANAGED FUND

ISSUER                                                           COUPON         PRINCIPAL            VALUE(a)
                                                                  RATE           AMOUNT
COMMUNICATIONS EQUIPMENT & SERVICES (CONT.)
Verizon Global Funding
   12-01-05                                                       6.75%       $   5,000,000       $   5,533,400
   12-01-10                                                       7.25            2,000,000           2,327,902
   06-15-32                                                       7.75            2,500,000           3,029,500
                                                                                                  -------------
Total                                                                                                20,943,666
---------------------------------------------------------------------------------------------------------------

ELECTRONICS (0.1%)
L-3 Communications
  Company Guaranty
   06-15-12                                                       7.63            1,135,000           1,186,075
---------------------------------------------------------------------------------------------------------------

ENERGY (1.2%)
Amerada Hess
   08-15-11                                                       6.65            3,500,000           3,810,734
Anadarko Finance
  Company Guaranty Series B
   05-01-11                                                       6.75            6,000,000           6,845,819
Chesapeake Energy
  Sr Nts
   01-15-15                                                       7.75              425,000(d)          432,438
Conoco Funding
  (U.S. Dollar) Company Guaranty
   10-15-06                                                       5.45            2,000,000(c)        2,178,642
ConocoPhillips
   05-25-05                                                       8.50            4,000,000           4,536,543
   10-15-32                                                       5.90            3,000,000(d)        3,014,100
Eott Energy Partners LP/Energy Finance
  Company Guaranty
   10-01-09                                                      11.00              500,000(b)          310,000
Forest Oil
  Sr Nts
   06-15-08                                                       8.00              695,000             721,063
Grant Prideco Escrow
  Sr Nts
   12-15-09                                                       9.00              890,000(d)          934,500
Luscar Coal
  (U.S. Dollar) Sr Nts
   10-15-11                                                       9.75              960,000(c)        1,052,400
Magnum Hunter Resources
  Company Guaranty
   03-15-12                                                       9.60              840,000             890,400
Newfield Exploration
  Sr Sub Nts
   08-15-12                                                       8.38              885,000             946,950
Westport Resources
  Company Guaranty
   11-01-11                                                       8.25              295,000             310,488
  Sr Sub Nts
   11-01-11                                                       8.25              340,000(d)          357,850
XTO Energy
  Sr Nts
   04-15-12                                                       7.50              750,000             804,375
                                                                                                  -------------
Total                                                                                                27,146,302
---------------------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.3%)
Key Energy Services
  Sr Nts
   03-01-08                                                       8.38              655,000             691,025
Plains All American Pipeline
  Company Guaranty
   10-15-12                                                       7.75              575,000             612,375
Progress Energy
  Sr Nts
   03-01-06                                                       6.75            1,050,000           1,148,538
   03-01-11                                                       7.10            4,050,000           4,576,893
                                                                                                  -------------
Total                                                                                                 7,028,831
---------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (3.2%)
Citigroup
   02-01-08                                                       3.50            9,600,000           9,700,031
  Sub Nts
   10-01-10                                                       7.25            5,000,000           5,900,474
   08-27-12                                                       5.63              200,000             214,764
Credit Suisse First Boston USA
   01-15-12                                                       6.50            1,260,000           1,372,644
GMAC
   09-15-11                                                       6.88            8,000,000           8,018,119
Goldman Sachs Group
   10-01-09                                                       7.35            4,000,000           4,709,692
Greenwich Capital Commercial Funding
  Series 2002-C1 Cl A4
   01-11-35                                                       4.95            3,505,000           3,624,022
Honda Auto Receivables Owner Trust
  Series 2003-1 Cl A4
   07-18-08                                                       2.48              815,000             818,166
Household Finance
   05-15-11                                                       6.75            3,500,000           3,873,573
   10-15-11                                                       6.38            3,250,000           3,519,467
HSBS Holdings
  (U.S. Dollar) Sub Nts
   12-12-12                                                       5.25            3,000,000(c)        3,121,128
John Hancock Financial Services
  Sr Nts
   12-01-08                                                       5.63            2,240,000           2,437,844
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A4
   09-15-26                                                       4.02            3,000,000           3,074,057
  Series 2002-C4 Cl A5
   09-15-31                                                       4.85            1,000,000           1,028,089
Lehman Brothers Holdings
   01-22-08                                                       4.00            3,500,000           3,565,485
MBNA Credit Card Master Note Trust
  Series 2003-A1
   07-15-10                                                       3.30            1,285,000           1,295,550
Merrill Lynch
   11-15-07                                                       4.00            3,750,000           3,829,238
Morgan Stanley
   06-15-05                                                       7.75            5,000,000           5,612,805
   03-01-13                                                       5.30            1,710,000           1,736,095
Nissan Auto Receivables Owner Trust
  Series 2003-A Cl A4
   07-15-08                                                       2.61              550,000             549,933
Pemex Project Funding Master Trust
   12-15-14                                                       7.38            3,000,000(d)        3,080,790
TIAA Global Markets
   11-15-07                                                       4.13            4,300,000(d)        4,474,636
                                                                                                  -------------
Total                                                                                                71,454,456
---------------------------------------------------------------------------------------------------------------

FOOD (0.6%)
B&G Foods
  Company Guaranty Series D
   08-01-07                                                       9.63              425,000             432,438
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11                                                      10.75              100,000(c,d)         95,500
Del Monte
  Company Guaranty Series B
   05-15-11                                                       9.25              800,000             832,000
General Mills
   02-15-12                                                       6.00            3,750,000           4,130,512
Kellogg
  Series B
   04-01-11                                                       6.60            3,750,000           4,277,212
Kraft Foods
   11-01-11                                                       5.63            2,800,000           3,037,636
Smithfield Foods
  Sr Sub Nts
   02-15-08                                                       7.63              350,000             333,813
                                                                                                  -------------
Total                                                                                                13,139,111
---------------------------------------------------------------------------------------------------------------

FURNITURE & APPLIANCES (--%)
Interface
  Company Guaranty
   04-01-08                                                       7.30              810,000             688,500
  Sr Nts
   02-01-10                                                      10.38               60,000              55,200
                                                                                                  -------------
Total                                                                                                   743,700
---------------------------------------------------------------------------------------------------------------

HEALTH CARE SERVICES (0.1%)
AmerisourceBergen
  Sr Nts
   11-15-12                                                       7.25              750,000(d)          778,125
HCA
   10-01-12                                                       6.30              300,000             308,221
Iasis Healthcare
  Company Guaranty
   10-15-09                                                      13.00               80,000              87,000
Insight Healthcare Services
  Company Guaranty Series B
   11-01-11                                                       9.88              250,000             251,250
Omnicare
  Company Guaranty Series B
   03-15-11                                                       8.13              866,000             928,785
Paracelsus Healthcare Escrow
  Sr Sub Nts
   08-15-06                                                         --            2,000,000(b,h,k)           --
Vanguard Health Systems
  Company Guaranty
   08-01-11                                                       9.75              500,000             486,250
                                                                                                  -------------
Total                                                                                                 2,839,631
---------------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - MANAGED FUND

ISSUER                                                           COUPON         PRINCIPAL            VALUE(a)
                                                                  RATE           AMOUNT
INDUSTRIAL EQUIPMENT & SERVICES (0.1%)
Joy Global
  Company Guaranty Series B
   03-15-12                                                       8.75%       $     975,000       $   1,021,313
Motors & Gears
  Sr Nts Series D
   11-15-06                                                      10.75              200,000             172,000
Terex
  Company Guaranty Series B
   04-01-11                                                      10.38              100,000             100,000
  Company Guaranty Series D
   04-01-08                                                       8.88              525,000             504,000
                                                                                                  -------------
Total                                                                                                 1,797,313
---------------------------------------------------------------------------------------------------------------

INSURANCE (0.4%)
Americo Life
  Sr Sub Nts
   06-01-05                                                       9.25            1,100,000           1,045,000
Hartford Financial Services
  Sr Nts
   11-01-08                                                       6.38            2,000,000           2,214,999
Marsh & McLennan
   02-15-13                                                       4.85              870,000             889,784
MetLife
   05-15-05                                                       3.91            1,150,000           1,182,678
  Sr Nts
   12-15-32                                                       6.50            2,000,000           2,160,048
Principal Mutual
   03-01-44                                                       8.00            1,325,000(d)        1,413,621
                                                                                                  -------------
Total                                                                                                 8,906,130
---------------------------------------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (0.4%)
Choctaw Resort Development Enterprises
  Sr Nts
   04-01-09                                                       9.25              750,000             780,000
Harrahs Operating
  Company Guaranty
   02-01-11                                                       8.00            3,000,000           3,400,272
HMH Properties
  Company Guaranty Series A
   08-01-05                                                       7.88              275,000             270,188
  Company Guaranty Series B
   08-01-08                                                       7.88              425,000             395,250
MGM Mirage
   02-06-08                                                       6.88              730,000             733,650
Station Casinos
  Sr Nts
   02-15-08                                                       8.38              500,000             525,000
United Artists Theatre
   07-01-15                                                       9.30            1,562,001           1,468,281
Viacom
  Company Guaranty
   05-15-11                                                       6.63              800,000             920,099
                                                                                                  -------------
Total                                                                                                 8,492,740
---------------------------------------------------------------------------------------------------------------

MEDIA (1.1%)
American Media Operation
  Company Guaranty Series B
   05-01-09                                                      10.25              430,000             461,175
Belo (AH)
   11-01-08                                                       8.00            1,900,000           2,186,881
CanWest Media
  (U.S. Dollar) Sub Sr Nts
   05-15-11                                                      10.63              250,000(c)          272,500
Comcast Cable Communications
   11-15-08                                                       6.20            2,100,000           2,245,874
  Sr Nts
   01-30-11                                                       6.75            3,000,000           3,248,121
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12                                                       8.75              845,000(c)          872,463
CSC Holdings
  Sr Nts
   12-15-07                                                       7.88              375,000             375,000
   07-15-08                                                       7.25              750,000             731,250
Dex Media East LLC/Finance
  Sr Nts
   11-15-09                                                       9.88              620,000(d)          669,600
Hollinger Intl Publishing
  Sr Nts
   12-15-10                                                       9.00              480,000(d)          501,600
Lamar Media
  Sr Sub Nts
   01-01-13                                                       7.25              240,000(d)          245,400
Mediacom Broadband LLC
  Company Guaranty
   07-15-13                                                      11.00              875,000             927,500
Nexstar Finance LLC
  Company Guaranty
   04-01-08                                                      12.00              700,000             770,000
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11                                                      11.13              650,000(c)          685,750
Radio One
  Company Guaranty Series B
   07-01-11                                                       8.88              750,000             804,375
Rogers Cablesystems
  (U.S. Dollar) Company Guaranty
   12-01-07                                                      10.00            1,500,000(c)        1,571,250
Salem Communication Holding
  Company Guaranty Series B
   07-01-11                                                       9.00              975,000           1,033,500
Sinclair Broadcast Group
  Company Guaranty
   12-15-11                                                       8.75              205,000             216,275
   03-15-12                                                       8.00              510,000             522,113
Sun Media
  (U.S. Dollar) Sr Nts
   02-15-13                                                       7.63              250,000(c,d)        260,073
Time Warner Companies
   02-01-24                                                       7.57            1,775,000           1,844,459
Time Warner Entertainment
  Sr Nts
   07-15-33                                                       8.38            5,000,000           5,878,404
                                                                                                  -------------
Total                                                                                                26,323,563
---------------------------------------------------------------------------------------------------------------

METALS (0.1%)
AK Steel
  Company Guaranty
   06-15-12                                                       7.75              275,000             266,063
Alcoa
   01-15-13                                                       5.38            3,000,000           3,179,370
                                                                                                  -------------
Total                                                                                                 3,445,433
---------------------------------------------------------------------------------------------------------------

MISCELLANEOUS (0.4%)
Advanced Accessory/AAS Cap
  Company Guaranty Series B
   10-01-07                                                       9.75              400,000             389,000
DirectTV Holdings/Finance
  Sr Nts
   03-15-13                                                       8.38              940,000(d)          991,700
EOP Operating LP
  Sr Nts
   07-15-11                                                       7.00            6,000,000           6,752,424
Natl Waterworks
  Sr Sub Nts
   12-01-12                                                      10.50              920,000(d)          975,200
Von Hoffman
  Company Guaranty
   03-15-09                                                      10.25              320,000(i)          313,600
Von Hoffman Press
  Company Guaranty
   05-15-07                                                      10.38               79,000              67,150
                                                                                                  -------------
Total                                                                                                 9,489,074
---------------------------------------------------------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (0.4%)
Fisher Scientific Intl
  Sr Sub Nts
   05-01-12                                                       8.13              440,000(d)          465,300
General Electric
   02-01-13                                                       5.00            1,000,000           1,027,260
General Electric Capital
   02-22-11                                                       6.13            3,000,000           3,303,993
   01-15-13                                                       5.45            5,000,000           5,251,000
                                                                                                  -------------
Total                                                                                                10,047,553
---------------------------------------------------------------------------------------------------------------

PAPER & PACKAGING (0.6%)
Ball
  Sr Nts
   12-15-12                                                       6.88              305,000(d)          309,575
BWAY
  Sr Sub Nts
   10-15-10                                                      10.00              265,000(d)          276,925
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13                                                       7.25              805,000(c,d)        834,737
Crown Euro Holdings
  (U.S. Dollar)
   03-01-13                                                      10.88              360,000(c,d)        363,600
Crown Paper
  Sr Sub Nts
   09-01-05                                                      11.00            1,000,000(b)              100
Domtar
  (U.S. Dollar)
   10-15-11                                                       7.88            3,100,000(c)        3,681,349
Intl Paper
   07-08-05                                                       8.13            4,500,000           5,035,905

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - MANAGED FUND

ISSUER                                                     COUPON         PRINCIPAL
                                                            RATE           AMOUNT             VALUE(a)
PAPER & PACKAGING (CONT.)

MDP Acquisitions
  (U.S.Dollar) Sr Nts
   10-01-12                                                  9.63%  $     815,000(c,d)     $     843,525

Plastipak Holdings
  Sr Nts
   09-01-11                                                 10.75         440,000(d)             453,200

Riverwood Intl
  Company Guaranty
   04-01-08                                                 10.88         570,000                562,875

Silgan Holdings
  Sr Sub Deb
   06-01-09                                                  9.00         600,000                618,000

Stone Container
  Sr Nts
   02-01-08                                                  9.25         900,000                967,500
                                                                                           -------------
Total                                                                                         13,947,291
--------------------------------------------------------------------------------------------------------

RESTAURANTS & LODGING (0.1%)

Hilton Hotels
   12-01-12                                                  7.63         330,000                320,925

MeriStar Hospitality
  Company Guaranty
   01-15-11                                                  9.13         475,000                382,375

Park Place Entertainment
  Sr Sub Nts
   05-15-11                                                  8.13       1,000,000              1,005,000

Starwood Hotels Resorts
   05-01-12                                                  8.38         500,000(d)             492,500
                                                                                           -------------
Total                                                                                          2,200,800
--------------------------------------------------------------------------------------------------------

RETAIL (0.8%)

Flooring America
  Company Guaranty
   10-15-07                                                  9.25       1,849,000(b,j)               185

Gap
   09-15-07                                                  6.90         600,000                606,000

Kroger
  Company Guaranty
   03-01-08                                                  7.45       6,075,000              6,981,481

Remington Arms
  Company Guaranty
   02-01-11                                                 10.50         220,000(d)             231,550

Safeway
   03-01-11                                                  6.50       3,000,000              3,301,110

Target
   03-01-12                                                  5.88       3,750,000              4,100,850

Wal-Mart CRAVE 401
   07-17-06                                                  7.00       2,165,536(d)           2,346,943
                                                                                           -------------
Total                                                                                         17,568,119
--------------------------------------------------------------------------------------------------------

TRANSPORTATION (0.6%)

Canadian Natl Railways
  (U.S. Dollar)
   10-15-11                                                  6.38       1,830,000(c)           2,075,828

CSX
   11-01-09                                                  4.88       3,000,000              3,116,460

Enterprise Rent-A-Car USA Finance
   01-15-11                                                  8.00       1,500,000(d)           1,740,084

Interpool
   08-01-07                                                  7.35       1,070,000              1,016,500

Union Pacific
   01-15-11                                                  6.65       4,300,000              4,902,047
                                                                                           -------------
Total                                                                                         12,850,919
--------------------------------------------------------------------------------------------------------

UTILITIES--ELECTRIC (1.7%)

Allegheny Energy Supply
   04-15-12                                                  8.50         300,000(d)             220,500

Cleveland Electric Illuminating
  1st Mtge Series B
   05-15-05                                                  9.50       6,000,000              6,051,415

Duke Energy
   03-05-08                                                  3.75         810,000(d)             816,674
   01-15-12                                                  6.25       3,000,000              3,150,102

Florida Power
  1st Mtge
   03-01-13                                                  4.80       2,420,000              2,461,672

Florida Power & Light
  1st Mtge
   02-01-13                                                  4.85       3,500,000              3,647,280

IPALCO Enterprises
   11-14-11                                                  7.63       3,500,000              3,395,000

Kansas City Power & Light
  Series B
   03-15-07                                                  6.00       4,000,000              4,318,320

Louis Dreyfus Natural Gas
   12-01-07                                                  6.88       4,000,000              4,486,140

Midamerican Energy
   01-15-13                                                  5.13       1,250,000              1,296,461

Northern States Power
  1st Mtge
   08-29-12                                                  8.00       2,680,000(d)           3,214,338

Public Service Electric & Gas
  1st & Ref Mtge (AMBAC Insured)
   01-01-16                                                  6.75       2,600,000(e)           3,081,502

Salton Sea Funding
  Series C
   05-30-10                                                  7.84         400,000                392,376

South Carolina Electric & Gas
  1st Mtge
   01-15-33                                                  5.80       2,000,000              2,085,660
                                                                                           -------------
Total                                                                                         38,617,440
--------------------------------------------------------------------------------------------------------

UTILITIES -- GAS (0.3%)

ANR Pipeline
  Sr Nts
   03-15-10                                                  8.88         430,000(d,j)           438,733

Columbia Energy Group
  Series E
   11-28-10                                                  7.32       5,000,000              5,386,550

Northwest Pipeline
  Sr Nts
   03-01-10                                                  8.13         115,000(d,j)           117,951

Southern Natural Gas
  Sr Nts
   03-15-10                                                  8.88         580,000(d,j)           592,383

Transcontinental Gas Pipeline
  Series B
   08-15-11                                                  7.00         700,000                661,500
                                                                                           -------------
Total                                                                                          7,197,117
--------------------------------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (1.1%)

360 Communications
   04-01-09                                                  7.60       3,000,000              3,570,474

AT&T
  Sr Nts
   11-15-06                                                  7.00       2,000,000              2,135,298

British Telecom
  (U.S. Dollar)
   12-15-10                                                  8.38       1,500,000(c)           1,817,670

Citizens Communications
  Sr Nts
   08-15-08                                                  7.63       3,000,000              3,414,021

Dobson/Sygnet Communications
  Sr Nts
   12-15-08                                                 12.25         800,000                704,000

France Telecom
  (U.S. Dollar)
   03-01-31                                                 10.00         330,000(c)             424,849

Nextel Communications
  Sr Nts
   11-15-09                                                  9.38         400,000                402,000
   02-01-11                                                  9.50         785,000                788,925

SBC Communications
   08-15-12                                                  5.88       3,200,000              3,501,184

Vodafone Group
  Company Guaranty
   05-01-08                                                  6.65       7,000,000              7,936,152
                                                                                           -------------
Total                                                                                         24,694,573
--------------------------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $756,583,535)                                                                       $ 784,339,098
--------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - MANAGED FUND

OPTIONS PURCHASED (--%)

                                                       NOTIONAL      EXERCISE      EXPIRATION
ISSUER                                                  AMOUNT         PRICE          DATE        VALUE(a)
PUTS

April Eurodollar Mid-Curve
  Futures                                           $ 125,000,000   $       98      April 2003    $  118,750

June U.S. Treasury Notes
  Futures                                              18,000,000          110        May 2003        39,375
------------------------------------------------------------------------------------------------------------
TOTAL OPTIONS PURCHASED
(Cost: $276,377)                                                                                  $  158,125
------------------------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (7.5%)

ISSUER                                               ANNUALIZED         AMOUNT
                                                    YIELD ON DATE     PAYABLE AT
                                                     OF PURCHASE       MATURITY          VALUE(a)
U.S. GOVERNMENT AGENCIES (5.6%)

Federal Home Loan Bank Disc Nt
   04-11-03                                                  1.24%  $  16,600,000     $    16,577,142

Federal Home Loan Mtge Corp Disc Nts
   03-14-03                                                  1.22      10,500,000          10,495,181
   03-27-03                                                  1.28      10,000,000           9,991,440
   04-14-03                                                  1.21      15,500,000          15,476,754

Federal Natl Mtge Assn Disc Nts
   03-03-03                                                  1.25      20,000,000          19,997,917
   03-11-03                                                  1.24       6,800,000           6,797,507
   04-02-03                                                  1.24         500,000             499,477
   04-09-03                                                  1.24      19,100,000          19,075,791
   04-23-03                                                  1.21      30,000,000          29,948,239
                                                                                        -------------
Total                                                                                     128,859,448
-----------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (1.9%)

Ciesco LP
   04-02-03                                                  1.26       7,800,000(g)        7,790,991

Enterprise Funding
   03-14-03                                                  1.26      17,700,000(g)       17,691,327

Sheffield Receivables
   03-03-03                                                  1.27      10,000,000(g)        9,998,942
   03-03-03                                                  1.35       5,900,000(g)        5,899,336

Southern Co Funding
   03-18-03                                                  1.28       3,200,000(g)        3,197,952
                                                                                      ---------------
Total                                                                                      44,578,548
-----------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $173,436,547)                                                                  $   173,437,996
-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,615,506,179)(l)                                                             $ 2,404,979,996
=====================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Feb. 28, 2003, the value of foreign securities represented 2.9% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) The following abbreviation is used in the portfolio security descriptions to identify the insurer of the issue:

     AMBAC -- American Municipal Bond Association Corporation

(f) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(h)  Negligible market value.

(i) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

     TYPE OF SECURITY                                      NOTIONAL AMOUNT
     ---------------------------------------------------------------------
     SALES CONTRACTS

     Swap Futures, June 2003, 10-year                      $    14,500,000
     U.S. Treasury Notes, June 2003, 5-year                      1,300,000
     U.S. Treasury Notes, June 2003, 10-year                    16,200,000

(j) At Feb. 28, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $86,409,641.

(k)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Feb. 28, 2003, is as follows:

                                                     ACQUISITION
     SECURITY                                           DATES          COST
     ----------------------------------------------------------------------
     Paracelsus Healthcare Escrow
       Sr Sub Nts                                      11-16-01      $  --

(l) At Feb. 28, 2003, the cost of securities for federal income tax purposes was approximately $2,615,506,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:


     Unrealized appreciation                                  $    84,470,000
     Unrealized depreciation                                     (294,996,000)
     ------------------------------------------------------------------------
     Net unrealized depreciation                              $  (210,526,000)
     ------------------------------------------------------------------------

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - NEW DIMENSIONS FUND

FEB. 28, 2003 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (99.1%)

ISSUER                                                   SHARES                  VALUE(a)
AEROSPACE & DEFENSE (0.7%)

Lockheed Martin                                             146,000       $     6,675,120
United Technologies                                         186,000            10,895,880
                                                                          ---------------
Total                                                                          17,571,000
-----------------------------------------------------------------------------------------

AIRLINES (1.2%)

Southwest Airlines                                        2,740,025            33,072,102
-----------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (7.2%)

Bank of America                                           1,366,600            94,623,384
State Street                                              1,311,200            48,317,720
Wells Fargo                                               1,102,500            49,998,375
                                                                          ---------------
Total                                                                         192,939,479
-----------------------------------------------------------------------------------------

BEVERAGES & TOBACCO (4.4%)

Altria Group                                              1,818,200            70,273,430
Anheuser-Busch                                              437,300            20,334,450
PepsiCo                                                     728,400            27,912,288
                                                                          ---------------
Total                                                                         118,520,168
-----------------------------------------------------------------------------------------

CHEMICALS (1.1%)

Air Products & Chemicals                                    493,900            19,143,564
Waste Management                                            453,500             9,024,650
                                                                          ---------------
Total                                                                          28,168,214
-----------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT & SERVICES (0.9%)

Nokia ADR                                                   389,100(c)          5,147,793
Verizon Communications                                      549,700            19,008,626
                                                                          ---------------
Total                                                                          24,156,419
-----------------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (3.9%)

Intuit                                                      182,100(b)          8,653,392
Microsoft                                                 4,008,000            94,989,600
                                                                          ---------------
Total                                                                         103,642,992
-----------------------------------------------------------------------------------------

COMPUTERS & OFFICE EQUIPMENT (4.8%)

Cisco Systems                                             2,748,100(b)         38,418,438
Dell Computer                                             1,595,000(b)         43,001,200
Fiserv                                                      238,700(b)          7,614,530
Intl Business Machines                                      503,200            39,224,440
                                                                          ---------------
Total                                                                         128,258,608
-----------------------------------------------------------------------------------------

ELECTRONICS (3.8%)

Applied Materials                                         1,282,700(b)         16,649,446
Intel                                                     1,821,700            31,424,325
Maxim Integrated Products                                   656,000            22,658,240
Texas Instruments                                         1,876,000            31,423,000
                                                                          ---------------
Total                                                                         102,155,011
-----------------------------------------------------------------------------------------

ENERGY (5.9%)

ChevronTexaco                                               910,900            58,452,453
ConocoPhillips                                              728,900            36,955,230
Exxon Mobil                                               1,825,596            62,106,776
                                                                          ---------------
Total                                                                         157,514,459
-----------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.0%)

Schlumberger                                                785,500            32,684,655
Transocean                                                  547,100            12,419,170
Weatherford Intl                                            183,800(b,c)        7,359,352
                                                                          ---------------
Total                                                                          52,463,177
-----------------------------------------------------------------------------------------

FINANCIAL SERVICES (7.5%)

Citigroup                                                 2,186,333            72,892,342
Fannie Mae                                                  277,100            17,762,110
MBNA                                                        819,225            11,346,266
Morgan Stanley                                              766,680            28,252,158
Paychex                                                     364,200             9,549,324
SLM                                                         560,300            61,044,685
                                                                          ---------------
Total                                                                         200,846,885
-----------------------------------------------------------------------------------------
HEALTH CARE (11.4%)

Amgen                                                     1,542,900(b)         84,304,055
Forest Laboratories                                         437,000(b)         21,762,600
Johnson & Johnson                                         1,494,050            78,362,923
Medtronic                                                 1,286,500            57,506,550
Pfizer                                                    1,868,750            55,726,125
Stryker                                                     127,400             8,306,480
                                                                          ---------------
Total                                                                         305,968,733
-----------------------------------------------------------------------------------------

HEALTH CARE SERVICES (6.5%)

Cardinal Health                                             727,625            41,685,636
HCA                                                       1,548,400            63,856,016
UnitedHealth Group                                          819,900            67,969,710
                                                                          ---------------
Total                                                                         173,511,362
-----------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.8%)

Procter & Gamble                                            601,300            49,222,418
-----------------------------------------------------------------------------------------

INDEXES (1.4%)

Nasdaq-100 Index Tracking                                 1,470,800(b)         36,887,664
-----------------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT & SERVICES (2.2%)

Caterpillar                                                 379,200            17,822,400
Deere & Co                                                  218,800             9,053,944
Illinois Tool Works                                         551,500            32,852,855
                                                                          ---------------
Total                                                                          59,729,199
-----------------------------------------------------------------------------------------
INSURANCE (1.9%)

American Intl Group                                         289,160            14,252,696
Marsh & McLennan                                            911,200            37,085,840
                                                                          ---------------
Total                                                                          51,338,536
-----------------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (4.4%)

Intl Game Technology                                        309,600(b)         24,328,368
Mattel                                                      551,400            11,755,848
Viacom Cl B                                               2,205,317(b)         81,883,420
                                                                          ---------------
Total                                                                         117,967,636
-----------------------------------------------------------------------------------------

MEDIA (3.2%)

eBay                                                        367,000(b)         28,780,140
Gannett                                                     364,386            26,297,738
USA Interactive                                             881,900(b)         21,633,007
USA Networks                                                370,000             9,076,100
                                                                          ---------------
Total                                                                          85,786,985
-----------------------------------------------------------------------------------------

METALS (1.5%)

Alcoa                                                       827,600            16,965,800
Newmont Mining                                              255,200             6,974,616
Nucor                                                       364,400            15,159,040
                                                                          ---------------
Total                                                                          39,099,456
-----------------------------------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (7.0%)

3M                                                          735,100            92,159,487
Cendant                                                   1,177,200(b)         14,491,332
General Electric                                          2,551,000            61,351,550
Tyco Intl                                                 1,275,000(c)         18,870,000
                                                                          ---------------
Total                                                                         186,872,369
-----------------------------------------------------------------------------------------

PAPER & PACKAGING (0.6%)

Intl Paper                                                  455,600            15,959,668
-----------------------------------------------------------------------------------------

RESTAURANTS & LODGING (1.1%)

Marriott Intl Cl A                                          962,700            29,092,794
-----------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - NEW DIMENSIONS FUND

ISSUER                                                   SHARES                  VALUE(a)
RETAIL (9.0%)

Bed Bath & Beyond                                           237,000(b)    $     7,830,480
Best Buy                                                    441,700(b)         12,840,219
Costco Wholesale                                            728,200(b)         22,224,664
Home Depot                                                  799,050            18,737,723
Kohl's                                                      109,600(b)          5,359,440
Target                                                    1,950,200            55,873,230
Wal-Mart Stores                                           2,350,200           112,950,612
Williams-Sonoma                                             181,900(b)          4,234,632
                                                                          ---------------
Total                                                                         240,051,000
-----------------------------------------------------------------------------------------

TRANSPORTATION (1.2%)

Union Pacific                                               455,600            25,144,564
United Parcel Service Cl B                                  128,500             7,393,890
                                                                          ---------------
Total                                                                          32,538,454
-----------------------------------------------------------------------------------------

UTILITIES -- ELECTRIC (2.4%)

Dominion Resources                                        1,183,800            63,806,820
-----------------------------------------------------------------------------------------

TOTAL COMMON STOCKS

(Cost: $2,956,733,509)                                                    $ 2,647,141,608
-----------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (0.9%)

                                                     ANNUALIZED        AMOUNT
                                                    YIELD ON DATE    PAYABLE AT
ISSUER                                               OF PURCHASE      MATURITY           VALUE(a)
U.S. GOVERNMENT AGENCIES (0.7%)

Federal Home Loan Bank Disc Nts
   04-11-03                                              1.24%     $   5,100,000     $     5,092,977
   05-23-03                                              1.22          5,700,000           5,684,354

Federal Home Loan Mtge Corp Disc Nt
   04-17-03                                              1.24          7,600,000           7,588,237

Federal Natl Mtge Assn Disc Nt
   03-19-03                                              1.28          1,000,000             999,408
                                                                                     ---------------
Total                                                                                     19,364,976
----------------------------------------------------------------------------------------------------

CERTIFICATE OF DEPOSIT (0.1%)

Wells Fargo Bank
   04-30-03                                              1.26          2,900,000           2,900,000
----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (0.1%)

Windmill Funding
   03-03-03                                              1.35          3,000,000(d)        2,999,663
----------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES

(Cost: $25,263,646)                                                                  $    25,264,639
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES

(Cost: $2,981,997,155)(e)                                                            $ 2,672,406,247
====================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Feb. 28, 2003, the value of foreign securities represented 1.2% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At Feb. 28, 2003, the cost of securities for federal income tax purposes was approximately $2,981,997,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                        $   155,804,000
     Unrealized depreciation                           (465,395,000)
     --------------------------------------------------------------
     Net unrealized depreciation                    $  (309,591,000)
     --------------------------------------------------------------

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - PARTNERS SMALL CAP VALUE FUND

FEB. 28, 2003 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (89.8%)

ISSUER                                                   SHARES                  VALUE(a)
AEROSPACE & DEFENSE (0.6%)

Curtiss-Wright                                                7,000       $       382,200
United Defense Inds                                           4,284(b)             92,020
                                                                          ---------------
Total                                                                             474,220
-----------------------------------------------------------------------------------------

AUTOMOTIVE & RELATED (1.5%)

BorgWarner                                                    2,560               133,683
CSK Auto                                                      9,406(b)             82,397
Cummins                                                       4,320               103,550
Lear                                                          2,300(b)             87,354
Navistar Intl                                                 4,040(b)             95,465
Strattec Security                                             7,100(b)            346,480
Wescast Inds Cl A                                            16,500(c)            380,655
                                                                          ---------------
Total                                                                           1,229,584
-----------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (1.2%)

First Federal Capital                                         8,787               176,970
Fulton Financial                                              6,865               125,967
MAF Bancorp                                                   4,727               161,191
Provident Financial Group                                     6,143               177,286
Sky Financial Group                                           6,389               129,633
Trustmark                                                     4,259               102,770
Whitney Holding                                               4,263               140,295
                                                                          ---------------
Total                                                                           1,014,112
-----------------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (2.4%)

Alexander & Baldwin                                          17,800               442,152
Florida Rock Inds                                            15,200               507,984
Keith                                                        24,700(b)            269,477
Lafarge North America                                         2,400                67,872
Ryland Group                                                  1,640                67,732
Simpson Mfg                                                  17,100(b)            577,980
                                                                          ---------------
Total                                                                           1,933,197
-----------------------------------------------------------------------------------------

CHEMICALS (2.3%)

Agrium                                                       20,000(c)            214,800
Albemarle                                                    21,040               515,269
Casella Waste Systems Cl A                                   15,903(b)            115,933
Ferro                                                         5,773               122,734
Georgia Gulf                                                  6,540               124,522
Hercules                                                      7,560(b)             60,707
Millennium Chemicals                                          5,400                58,968
Olin                                                          8,550               141,075
Spartech                                                      6,580               112,518
TETRA Technologies                                           19,000(b)            412,110
                                                                          ---------------
Total                                                                           1,878,636
-----------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT & SERVICES (3.6%)

C-COR.net                                                     6,300(b)             18,711
Catapult Communications                                      35,900(b)            234,068
CIENA                                                        60,000(b)            325,200
CommScope                                                    90,400(b)            708,736
ECtel                                                        53,200(b,c)          430,920
Fairchild Semiconductor Intl Cl A                            36,379(b)            442,369
REMEC                                                        15,800(b)             74,260
Scientific-Atlanta                                           44,600               585,598
Somera Communications                                        92,400(b)             99,792
                                                                          ---------------
Total                                                                           2,919,654
-----------------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (0.9%)

JDA Software Group                                           21,500(b)            255,420
Lawson Software                                              11,408(b)             68,448
MRO Software                                                 11,866(b)            122,932
ParthusCeva                                                  18,700(b)             61,710
Pervasive Software                                           43,700(b)            190,095
                                                                          ---------------
Total                                                                             698,605
-----------------------------------------------------------------------------------------

COMPUTERS & OFFICE EQUIPMENT (6.0%)

American Management Systems                                   5,600(b)             59,360
ANSYS                                                         4,600(b)            109,296
Black Box                                                     1,300                52,858
Brooktrout                                                   43,500(b)            230,550
Cognex                                                        1,300(b)             29,510
Comverse Technology                                          89,700(b)            914,940
eFunds                                                       57,700(b)            356,009
FileNet                                                      13,120(b)            164,787
Hyperion Solutions                                            3,489(b)             89,807
Imation                                                       1,320(b)             47,520
Keane                                                         9,420(b)             75,454
Lightbridge                                                  67,600(b)            409,656
MAXIMUS                                                      12,500(b)            271,875
Natl Processing                                              22,200(b)            316,350
PC-Tel                                                       31,100(b)            222,365
Perot Systems Cl A                                           50,400(b)            504,504
Progress Software                                            11,100(b)            173,715
Qualstar                                                      9,700(b)             38,800
Roxio                                                        19,900(b)             89,550
SPSS                                                          8,100(b)             88,290
Sybase                                                       17,900(b)            262,951
Synaptics                                                    22,300(b)            160,560
Syntel                                                        3,100(b)             58,745
Ulticom                                                      20,200(b)            116,958
Verity                                                        6,029(b)            100,564
                                                                          ---------------
Total                                                                           4,944,974
-----------------------------------------------------------------------------------------

ELECTRONICS (12.1%)

Advanced Power Technology                                    78,100(b)            320,991
American Power Conversion                                    66,700(b)          1,043,188
Analogic                                                      7,500               340,725
Anaren                                                       13,400(b)            114,838
Anixter Intl                                                    700(b)             16,415
Bel Fuse Cl B                                                33,100               636,513
Brooks Automation                                             5,510(b)             55,761
C&D Technologies                                             19,400               331,934
Cable Design Technologies                                    32,200(b)            176,778
ChipPAC Cl A                                                 22,688(b)             61,258
Credence Systems                                             77,900(b)            556,206
CyberOptics                                                  46,500(b)            248,775
Electro Scientific Inds                                      50,200(b)            860,930
Entegris                                                     55,053(b)            624,852
ESS Technology                                               22,800(b)            147,744
Harris                                                        2,500                74,900
KEMET                                                       133,500(b)          1,065,330
Microsemi                                                    15,500(b)            123,845
Mykrolis                                                     17,224(b)            116,090
Nu Horizons Electronics                                      70,200(b)            378,378
Park Electrochemical                                         51,100               784,385
Photronics                                                    8,647(b)            102,640
Pioneer-Standard Electronics                                  7,460                63,485
Standard Microsystems                                         9,499(b)            138,875
Tektronix                                                    34,500(b)            569,940
TriQuint Semiconductor                                      124,500(b)            375,990
Triumph Group                                                 3,460(b)             83,905
TTM Technologies                                             91,200(b)            304,608
Ultratech Stepper                                            10,423(b)            130,079
Universal Electronics                                        13,600(b)            130,560
                                                                          ----------------
Total                                                                           9,979,918
-----------------------------------------------------------------------------------------

ENERGY (2.2%)

Arch Coal                                                     2,330                46,367
Brown (Tom)                                                  23,200(b)            596,240
Chesapeake Energy                                            19,526               158,551
Forest Oil                                                    2,800(b)             63,700
Houston Exploration                                          15,000(b)            408,000
Newfield Exploration                                          3,090(b)            105,369
St. Mary Land & Exploration1                                  5,500               413,385
                                                                          ---------------
Total                                                                           1,791,612
-----------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.1%)

Cimarex Energy                                               23,686(b)            470,878
Helmerich & Payne                                               230                 6,325
Key Energy Services                                           5,200(b)             54,600
Oil States Intl                                              12,200(b)            139,080
Patterson-UTI Energy                                          7,700(b)            255,178
Pioneer Natural Resources                                     4,380(b)            114,537
Precision Drilling                                           20,300(b,c)          735,875
Remington Oil & Gas                                           4,600(b)             86,802
RPC                                                           7,300                76,431
Unit                                                         30,200(b)            636,012
                                                                          ---------------
Total                                                                           2,575,718
-----------------------------------------------------------------------------------------

FINANCIAL SERVICES (3.7%)

Affiliated Managers Group                                     5,390(b)            228,590
Delphi Financial Group Cl A                                   3,957               145,815
E*TRADE Group                                                52,400(b)            220,080
Instinet Group                                              224,700               770,720
Knight Trading Group                                          9,000(b)             43,830
LaBranche                                                     1,955                39,726
Raymond James Financial                                       1,800                45,864
SFK Pulp Fund                                               100,000(c)            717,546
SWS Group                                                    38,200               488,578
Westwood Holdings Group                                      22,850               300,478
                                                                          ---------------
Total                                                                           3,001,227
-----------------------------------------------------------------------------------------

FOOD (0.2%)

Performance Food Group                                        2,236(b)             70,412
Smithfield Foods                                              4,760(b)             88,202
                                                                          ---------------
Total                                                                             158,614
-----------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - PARTNERS SMALL CAP VALUE FUND

ISSUER                                                   SHARES                  VALUE(a)
FURNITURE & APPLIANCES (1.0%)

Natuzzi ADR                                                  45,700(c)    $       411,300
Thomas Inds                                                  16,600               410,850
                                                                          ---------------
Total                                                                             822,150
-----------------------------------------------------------------------------------------
HEALTH CARE (3.5%)

Alpharma Cl A                                                 3,255                54,521
Antigenics                                                   36,900(b)            299,997
CIMA Labs                                                    12,000(b)            245,880
Coherent                                                     32,500(b)            636,351
Cooper Companies                                              5,940               172,557
Datascope                                                    13,200               309,936
Invitrogen                                                    3,010(b)             93,430
Lexicon Genetics                                             20,500(b)             78,925
Serologicals                                                 20,600(b)            176,130
Theragenics                                                 108,700(b)            359,797
VISX                                                         39,400(b)            325,050
Vital Signs                                                   3,000                83,220
                                                                          ---------------
Total                                                                           2,835,794
-----------------------------------------------------------------------------------------

HEALTH CARE SERVICES (4.0%)

AMERIGROUP                                                   13,060(b)            335,511
Applera-Cerera
  Genomics Group                                             31,900(b)            263,175
Centene                                                      14,800(b)            377,400
Coventry Health Care                                          4,180(b)            118,419
Cross Country                                                15,600(b)            172,068
Curative Health Services                                      4,600(b)             77,004
Health Net                                                    5,013(b)            125,876
Healthcare Services Group                                     8,400(b)            106,848
Horizon Health                                               25,200(b)            379,260
Option Care                                                  18,200(b)            142,870
Orthodontic Centers of America                               22,900(b)            232,893
Owens & Minor                                                 3,867                63,032
PAREXEL Intl                                                 43,000(b)            608,881
RehabCare Group                                              17,000(b)            298,180
                                                                          ---------------
Total                                                                           3,301,417
-----------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.1%)

JAKKS Pacific                                                28,400(b)            310,980
Nu Skin Enterprises Cl A                                     38,200               401,864
Ocular Sciences                                              16,600(b)            217,958
                                                                          ---------------
Total                                                                             930,802
-----------------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT & SERVICES (4.9%)

Alamo Group                                                  45,100               507,375
Arctic Cat                                                   17,000               243,967
Asyst Technologies                                            5,730(b)             37,073
Blyth                                                        16,400               407,540
Clarcor                                                         400                13,376
CNH Global                                                   49,435(c)             83,051
Denison Intl ADR                                             24,000(b,c)          360,720
Joy Global                                                    5,161(b)             52,591
Kadant                                                        8,173(b)            113,605
Kaydon                                                          730                13,140
Lincoln Electric Holdings                                    23,600               467,776
Minerals Technologies                                         3,470               132,103
Semitool                                                     68,800(b)            353,632
Tecumseh Products Cl A                                        1,892                84,194
Terex                                                         4,000(b)             48,320
Timken                                                        2,800                44,884
Trinity Inds                                                 53,300               863,992
Wabtec                                                       15,353               168,883
                                                                          ---------------
Total                                                                           3,996,222
-----------------------------------------------------------------------------------------

INSURANCE (9.0%)

AmerUs Group                                                 11,000               288,530
Arch Capital Group                                            8,000(b,c)          250,080
Argonaut Group                                               13,500               168,750
Berkley (WR)                                                  3,390               137,634
CNA Surety                                                   43,200               335,232
E-L Financial                                                 3,400(c)            499,821
Erie Indemnity Cl A                                           7,500               273,000
Everest Re Group                                              3,579(c)            191,119
First American                                               15,000               346,500
Harleysville Group                                            7,956               179,806
Hooper Holmes                                                25,400               123,444
Leucadia Natl                                                15,100               507,662
Montpelier Re Holdings                                        1,100(b,c)           29,381
MONY Group                                                   29,200               624,879
Odyssey Re Holdings                                          10,396               187,440
Ohio Casualty                                                23,000(b)            282,670
Phoenix Companies                                            57,723               449,085
Platinum Underwriters Holdings                                3,570(b,c)           81,218
PMA Capital Cl A                                             16,000               157,600
ProAssurance                                                 24,800(b)            548,080
Protective Life                                               7,900               214,248
Reinsurance Group  of America                                11,100               293,373
RenaissanceRe Holdings                                        3,596(c)            133,340
RLI                                                           4,000               103,720
Scottish Annuity & Life Holdings                             23,600(c)            409,460
Triad Guaranty                                                3,233(b)            108,015
United Fire & Casualty                                          500                14,840
Universal American Financial                                 69,700(b)            404,260
Wesco Financial                                                 280                81,970
                                                                          ---------------
Total                                                                           7,425,157
-----------------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (2.3%)

Argosy Gaming                                                 4,080(b)             65,321
Brunswick                                                     8,760               165,564
Callaway Golf                                                29,800               342,104
Dover Downs Gaming & Entertainment                           42,700               397,110
MTR Gaming Group                                              8,096(b)             46,228
Multimedia Games                                             13,000(b)            237,770
Racing Champions                                             26,400(b)            378,840
Topps                                                        30,500(b)            246,135
                                                                          ---------------
Total                                                                           1,879,072
-----------------------------------------------------------------------------------------

MEDIA (1.0%)

Belo Cl A                                                     8,150               175,633
Catalina Marketing                                           16,500(b)            298,650
Courier                                                       1,100                50,171
Emmis Communications Cl A                                     4,590(b)             90,836
Macrovision                                                  16,300(b)            200,979
                                                                          ---------------
Total                                                                             816,269
-----------------------------------------------------------------------------------------

METALS (2.6%)

ASA                                                           8,800(c)            318,648
Gibraltar Steel                                               2,696                50,173
Glamis Gold                                                  32,300(b,c)          357,883
Gold Fields ADR                                              27,700(c)            351,513
GoldCorp Cl A                                                10,700(b,c)          122,408
GrafTech Intl                                                46,750(b)            164,560
Hecla Mining                                                 48,100(b)            182,780
Kinross Gold                                                 42,750(b,c)          302,243
Meridian Gold                                                20,100(b)            262,104
                                                                          ---------------
Total                                                                           2,112,312
-----------------------------------------------------------------------------------------

MISCELLANEOUS (0.2%)

MPS Group                                                    34,020(b)            167,038
-----------------------------------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (2.6%)

AMN Healthcare Services                                       6,500(b)             73,905
Brascan Cl A                                                 35,800(c)            705,976
CDI                                                           7,060(b)            160,615
Cornell Companies                                            16,700(b)            133,099
Fisher Scientific Intl                                        3,510(b)            100,842
Labor Ready                                                  20,900(b)            112,860
Lancaster Colony                                              4,000               151,920
On Assignment                                                24,900(b)            100,596
Spherion                                                     19,310(b)            117,212
Woodward Governor                                            10,600               375,028
YORK Intl                                                     3,570                76,398
                                                                          ---------------
Total                                                                           2,108,451
-----------------------------------------------------------------------------------------

PAPER & PACKAGING (1.1%)

Moore                                                         7,670(b,c)           85,827
Packaging Corp of America                                    10,153(b)            175,139
Pope & Talbot                                                 5,500                66,825
Rayonier                                                      4,406               187,343
TimberWest Forest                                            44,400(b,c)          366,789
                                                                          ---------------
Total                                                                             881,923
-----------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (6.0%)

Alexandria Real Estate Equities                               3,516               146,090
Catellus Development                                         40,000(b)            799,200
Corporate Office Properties Trust                             9,680               135,810
Crown American Realty Trust                                   8,826                84,553
Developers Diversified Realty                                 5,550               129,315
Forest City Enterprises Cl A                                 36,590             1,181,492
Great Lakes                                                   5,000                78,000
Heritage Property Investment Trust                            5,987               147,759
Highwoods Properties                                          6,496               136,481
Jones Lang LaSalle                                            7,000(b)             96,950
LNR Property                                                 33,100             1,094,286
Ramco-Gershenson Properties Trust                             4,260                89,758
Summit Properties                                             2,756                48,919
Trammell Crow                                                20,000(b)            170,000
Wellsford Real Properties                                    41,000(b)            619,100
                                                                          ---------------
Total                                                                           4,957,713
-----------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - PARTNERS SMALL CAP VALUE FUND

ISSUER                                                   SHARES                  VALUE(a)
RESTAURANTS & LODGING (1.1%)

CEC Entertainment                                             6,500(b)    $       164,515
RARE Hospitality Intl                                        10,170(b)            272,861
Ruby Tuesday                                                  7,416               138,160
Ryan's Family Steak Houses                                   34,000(b)            351,220
                                                                          ---------------
Total                                                                             926,756
-----------------------------------------------------------------------------------------

RETAIL (4.1%)

American Eagle Outfitters                                     4,300(b)             62,221
AnnTaylor Stores                                              4,333(b)             84,060
Big Lots                                                     19,000(b)            209,950
Buckle                                                       21,400(b)            355,454
Cato Cl A                                                    18,800               319,600
Circuit City Stores                                          65,000               287,300
Dress Barn                                                   38,900(b)            502,588
Galyan's Trading                                             24,500(b)            257,985
Haverty Furniture Companies                                   6,070                65,860
InterTAN                                                     51,100(b,c)          254,478
Linens 'N Things                                              4,420(b)            102,544
Pep Boys-Manny, Moe & Jack                                   11,511               103,944
Perrigo                                                      42,400               498,200
Stein Mart                                                   49,600(b)            237,088
                                                                          ---------------
Total                                                                           3,341,272
-----------------------------------------------------------------------------------------

TEXTILES & APPAREL (3.4%)

Charlotte Russe Holding                                      10,400(b)             86,840
Cutter & Buck                                                37,300(b)            136,891
Maxwell Shoes Cl A                                           77,150(b)            829,363
Nautica Enterprises                                          36,200(b)            344,624
Oakley                                                       25,900(b)            206,941
Polo Ralph Lauren                                            17,100(b)            345,249
Reebok Intl                                                   6,517(b)            203,656
Steven Madden                                                25,500(b)            432,225
Wolverine World Wide                                         12,060               203,090
                                                                          ---------------
Total                                                                           2,788,879
-----------------------------------------------------------------------------------------

TRANSPORTATION (0.7%)

Arkansas Best                                                 7,260               172,063
ArvinMeritor                                                  3,030                46,298
Ryder System                                                  6,770               153,611
Swift Transportation                                          5,400(b)             86,292
Tsakos Energy Navigation                                        388(c)              4,966
Yellow Corp                                                   6,699(b)            151,866
                                                                          ---------------
Total                                                                             615,096
-----------------------------------------------------------------------------------------

UTILITIES -- ELECTRIC (0.5%)

Allete                                                        5,040                97,675
Hawaiian Electric Inds                                        2,460                97,908
Peabody Energy                                                2,560                73,165
Puget Energy                                                  7,110               143,906
                                                                          ---------------
Total                                                                             412,654
-----------------------------------------------------------------------------------------

UTILITIES -- GAS (0.7%)

AGL Resources                                                 4,050                89,708
Equitable Resources                                           6,930               251,559
ONEOK                                                         3,970                68,403
UGI                                                           2,363                97,828
Vectren                                                       3,249                66,929
                                                                          ---------------
Total                                                                             574,427
-----------------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (0.2%)

West                                                         11,200(b)            159,936
-----------------------------------------------------------------------------------------

TOTAL COMMON STOCKS

(Cost: $84,397,058)                                                       $    73,653,411
-----------------------------------------------------------------------------------------

PREFERRED STOCK (0.1%)

ISSUER                                                     SHARES           VALUE(a)
United Fire & Casualty Insurance
  6.38% Cv Series A                                           4,500       $       121,680
-----------------------------------------------------------------------------------------
TOTAL PREFERRED STOCK

(Cost: $113,500)                                                          $       121,680
-----------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (10.1%)

                                                      ANNUALIZED        AMOUNT
                                                    YIELD ON DATE    PAYABLE AT
ISSUER                                               OF PURCHASE      MATURITY        VALUE(a)
COMMERCIAL PAPER

General Electric Capital
   03-03-03                                                  1.36%  $     600,000  $     599,932

Intl Lease Finance
   03-03-03                                                  1.35       2,200,000      2,199,753

UBS Americas
   03-03-03                                                  1.34       5,500,000      5,499,385
------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES

(Cost: $8,299,380)                                                                 $   8,299,070
------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES

(Cost: $92,809,938)(d)                                                             $  82,074,161
================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Feb. 28, 2003, the value of foreign securities represented 9.5% of net assets.

(d) At Feb. 28, 2003, the cost of securities for federal income tax purposes was approximately $92,810,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:


     Unrealized appreciation                                $    2,897,000
     Unrealized depreciation                                   (13,633,000)
     ---------------------------------------------------------------------
     Net unrealized depreciation                            $  (10,736,000)
     ---------------------------------------------------------------------

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - S&P 500 INDEX FUND

FEB. 28, 2003 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (97.1%)

ISSUER                                                   SHARES                  VALUE(a)
AEROSPACE & DEFENSE (1.5%)

Boeing                                                       11,806       $       325,373
General Dynamics                                              2,826               167,469
Goodrich                                                      1,618                24,869
Lockheed Martin                                               6,414               293,248
Northrop Grumman                                              2,560               221,952
Raytheon                                                      5,708               154,573
Rockwell Automation                                           2,614                60,148
Rockwell Collins                                              2,572                50,540
United Technologies                                           6,661               390,201
                                                                          ---------------
Total                                                                           1,688,373
-----------------------------------------------------------------------------------------
AIRLINES (0.1%)

AMR                                                           2,193(b)              5,132
Delta Air Lines                                               1,734                14,566
Southwest Airlines                                           10,894               131,490
                                                                          ---------------
Total                                                                             151,188
-----------------------------------------------------------------------------------------

AUTOMOTIVE & RELATED (0.9%)

Cooper Tire & Rubber                                          1,034                14,486
Cummins                                                         583                13,975
Dana                                                          2,089                17,882
Delphi                                                        7,853                60,704
Eaton                                                           991                70,311
Ford Motor                                                   25,807               214,714
General Motors                                                7,882               266,175
Genuine Parts                                                 2,456                70,733
Goodyear Tire & Rubber                                        2,465                 9,860
Johnson Controls                                              1,248                97,294
Navistar Intl                                                   959(b)             22,661
PACCAR                                                        1,630                78,273
Snap-On                                                         821                20,517
Visteon                                                       1,829                11,614
                                                                          ---------------
Total                                                                             969,199
-----------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (8.0%)

AmSouth Bancorporation                                        4,998               102,959
Bank of America                                              21,048             1,457,363
Bank of New York                                             10,774               245,432
Bank One                                                     16,378               590,099
BB&T                                                          6,735               221,110
Charter One Financial                                         3,178                91,876
Comerica                                                      2,457               100,688
Fifth Third Bancorp                                           8,126               431,572
First Tennessee Natl                                          1,766                67,444
FleetBoston Financial                                        14,760               362,506
Golden West Financial                                         2,158               156,239
Huntington Bancshares                                         3,312                63,590
J.P. Morgan Chase                                            28,077               636,786
KeyCorp                                                       5,975               141,787
Marshall & Ilsley                                             3,070                81,570
Mellon Financial                                              6,060               136,411
Natl City                                                     8,605               237,670
North Fork Bancorporation                                     2,271                73,217
Northern Trust                                                3,107                99,486
PNC Financial Services Group                                  3,994               179,450
Regions Financial                                             3,110               100,702
SouthTrust                                                    4,878               131,657
State Street                                                  4,562               168,110
SunTrust Banks                                                3,989               224,381
Synovus Financial                                             4,217                81,177
U.S. Bancorp                                                 26,939               563,564
Union Planters                                                2,786                76,671
Wachovia                                                     19,130               678,732
Washington Mutual                                            13,313               459,698
Wells Fargo                                                  23,793             1,079,012
Zions Bancorp                                                 1,278                54,647
                                                                          ---------------
Total                                                                           9,095,606
-----------------------------------------------------------------------------------------

BEVERAGES & TOBACCO (4.0%)

Altria Group                                                 29,091             1,124,367
Anheuser-Busch                                               12,037               559,721
Brown-Forman Cl B                                               962                66,907
Coca-Cola                                                    34,864             1,402,230
Coca-Cola Enterprises                                         6,320               127,538
Coors (Adolph) Cl B                                             510                24,531
Fortune Brands                                                2,099                92,020
Pepsi Bottling Group                                          3,944                91,698
PepsiCo                                                      24,288               930,716
RJ Reynolds Tobacco Holdings                                  1,240                49,488
UST                                                           2,375                68,471
                                                                          ---------------
Total                                                                           4,537,687
-----------------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (0.6%)

Centex                                                          866                47,872
Fluor                                                         1,129                31,872
Georgia-Pacific                                               3,516                52,775
KB HOME                                                         673                31,564
Louisiana-Pacific                                             1,470(b)             12,804
Masco                                                         6,919               127,171
Pulte Homes                                                     860                43,714
Sherwin-Williams                                              2,107                56,257
Temple-Inland                                                   755                31,635
Vulcan Materials                                              1,427                45,236
Weyerhaeuser                                                  3,079               153,487
                                                                          ---------------
Total                                                                             634,387
-----------------------------------------------------------------------------------------

CHEMICALS (1.6%)

Air Products & Chemicals                                      3,195               123,838
Allied Waste Inds                                             2,772(b)             22,869
Dow Chemical                                                 12,813               349,795
du Pont (EI) de Nemours                                      13,972               512,352
Eastman Chemical                                              1,087                34,991
Ecolab                                                        1,822                89,369
Engelhard                                                     1,797                37,288
Great Lakes Chemical                                            705                14,868
Hercules                                                      1,535(b)             12,326
Millipore                                                       680(b)             22,753
Pall                                                          1,727                27,874
PPG Inds                                                      2,383               110,571
Praxair                                                       2,274               120,181
Rohm & Haas                                                   3,109                88,731
Sigma-Aldrich                                                 1,008                44,171
Waste Management                                              8,560               170,344
                                                                          ---------------
Total                                                                           1,782,321
-----------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT & SERVICES (2.3%)

ADC Telecommunications                                       11,201(b)             25,090
Andrew Corp                                                   1,379(b)             10,522
AT&T Wireless Services                                       38,097(b)            225,153
Avaya                                                         5,089(b)             11,145
Broadcom Cl A                                                 3,879(b)             56,168
CIENA                                                         6,070(b)             32,899
JDS Uniphase                                                 19,893(b)             57,093
Lucent Technologies                                          53,023(b)             86,958
Motorola                                                     32,359               272,463
QUALCOMM                                                     11,041(b)            381,798
Scientific-Atlanta                                            2,170                28,492
Tellabs                                                       5,793(b)             35,221
Teradyne                                                      2,574(b)             29,833
Verizon Communications                                       38,473             1,330,396
                                                                          ---------------
Total                                                                           2,583,231
-----------------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (5.1%)

Adobe Systems                                                 3,323                91,383
Autodesk                                                      1,586                22,981
Automatic Data Processing                                     8,422               273,715
BMC Software                                                  3,311(b)             64,233
Electronic Arts                                               1,987(b)            104,914
Intuit                                                        2,886(b)            137,143
Lexmark Intl Cl A                                             1,771(b)            110,528
Microsoft                                                   150,374             3,563,863
Oracle                                                       75,320(b)            900,826
Parametric Technology                                         3,673(b)              7,787
PeopleSoft                                                    4,401(b)             75,257
SunGard Data Systems                                          3,982(b)             78,366
VERITAS Software                                              5,788(b)             98,570
Yahoo!                                                        8,310(b)            173,264
                                                                          ---------------
Total                                                                           5,702,830
-----------------------------------------------------------------------------------------

COMPUTERS & OFFICE EQUIPMENT (6.1%)

Apple Computer                                                5,047(b)             75,755
Cisco Systems                                               101,606(b)          1,420,453
Citrix Systems                                                2,405(b,d)           28,860
Computer Associates Int                                      l8,062               107,628
Computer Sciences                                             2,414(b)             75,462
Compuware                                                     5,314(b)             19,609
Comverse Technology                                           2,638(b)             26,908
Concord EFS                                                   7,154(b)             79,409
Convergys                                                     2,437(b)             29,975
Dell Computer                                                36,421(b)            981,910
Deluxe                                                          868                34,980
Electronic Data Systems                                       6,700               104,319
EMC                                                          30,936(b)            228,617
Equifax                                                       2,000                38,360
First Data                                                   10,578               366,528
Fiserv                                                        2,691(b)             85,843

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - S&P 500 INDEX FUND

ISSUER                                                   SHARES                  VALUE(a)
Gateway                                                       4,557(b)    $         9,934
Hewlett-Packard                                              42,913               680,171
Intl Business Machines                                       23,768             1,852,717
Mercury Interactive                                           1,187(b)             38,518
NCR                                                           1,372(b)             26,685
Network Appliance                                             4,739(b)             50,328
Novell                                                        5,124(b)             13,322
NVIDIA                                                        2,151(b)             27,146
Pitney Bowes                                                  3,326               103,239
QLogic                                                        1,314(b)             46,529
SABRE Holdings Cl A                                           2,006(b)             33,219
Sanmina-SCI                                                   7,428(b)             31,940
Siebel Systems                                                6,814(b)             58,805
Solectron                                                    11,615(b)             36,587
Sun Microsystems                                             43,801(b)            150,675
Unisys                                                        4,563(b)             42,253
                                                                          ---------------
Total                                                                           6,906,684
-----------------------------------------------------------------------------------------

ELECTRONICS (3.3%)

Advanced Micro Devices                                        4,830(b,d)           26,517
Agilent Technologies                                          6,563(b)             86,632
Altera                                                        5,379(b)             67,399
American Power Conversion                                     2,757(b)             43,119
Analog Devices                                                5,143(b)            149,970
Applied Materials                                            23,176(b)            300,824
Applied Micro Circuits                                        4,248(b)             14,826
Corning                                                      16,144(b)             79,428
Intel                                                        93,167             1,607,130
Jabil Circuit                                                 2,785(b)             46,259
KLA-Tencor                                                    2,653(b)             94,845
Linear Technology                                             4,388               134,580
LSI Logic                                                     5,229(b)             23,217
Maxim Integrated Products                                     4,505               155,603
Micron Technology                                             8,509(b)             67,987
Molex                                                         2,703                60,196
Natl Semiconductor                                            2,544(b)             43,579
Novellus Systems                                              2,090(b)             60,924
PerkinElmer                                                   1,776                15,060
PMC-Sierra                                                    2,354(b)             13,324
Power-One                                                     1,123(b)              5,525
Symbol Technologies                                           3,242                34,300
Tektronix                                                     1,223(b)             20,204
Texas Instruments                                            24,343               407,745
Thomas & Betts                                                  819(b)             12,391
Xilinx                                                        4,741(b)            108,569
                                                                          --------------
Total                                                                           3,680,153
-----------------------------------------------------------------------------------------

ENERGY (5.3%)

Amerada Hess                                                  1,254                55,841
Anadarko Petroleum                                            3,497               161,142
Apache                                                        2,140               139,699
Ashland                                                         959                26,670
Burlington Resources                                          2,831               131,217
ChevronTexaco                                                15,022               963,962
ConocoPhillips                                                9,519               482,613
Devon Energy                                                  2,203               106,185
EOG Resources                                                 1,624                67,071
Exxon Mobil                                                  94,628             3,219,244
FirstEnergy                                                   4,186               123,487
Kerr-McGee                                                    1,411                58,190
Marathon Oil                                                  4,390               101,365
Occidental Petroleum                                          5,301               158,500
Sunoco                                                        1,073                37,973
Unocal                                                        3,627                95,571
                                                                          ---------------
Total                                                                           5,928,730
-----------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.0%)

Baker Hughes                                                  4,721               146,445
BJ Services                                                   2,204(b)             75,751
Halliburton                                                   6,137               124,336
McDermott Intl                                                  896(b)              3,853
Nabors Inds                                                   2,035(b,c)           80,688
Noble                                                         1,882(b)             68,317
Progress Energy                                               3,331               129,576
Rowan Companies                                               1,315                25,813
Schlumberger                                                  8,166               339,788
Transocean                                                    4,489               101,900
                                                                          ---------------
Total                                                                           1,096,467
-----------------------------------------------------------------------------------------

FINANCIAL SERVICES (6.9%)

American Express                                             18,484               620,693
Bear Stearns Companies 1,352                                 84,689
Capital One Financial                                         3,120                96,626
Citigroup                                                    72,231             2,408,182
Countrywide Financial                                         1,777                94,874
Fannie Mae                                                   13,993               896,951
Franklin Resources                                            3,655               119,409
Freddie Mac                                                   9,784               534,696
Goldman Sachs Group                                           6,715               466,357
H&R Block                                                     2,541               103,088
Household Intl                                                6,659               185,986
Janus Capital Group                                           3,128                37,004
Lehman Brothers Holdings                                      3,339               184,880
MBNA                                                         17,968               248,857
Merrill Lynch                                                12,157               414,311
MGIC Investment                                               1,413                55,757
Morgan Stanley                                               15,267               562,589
Paychex                                                       5,289               138,678
Providian Financial                                           4,064(b)             24,790
Schwab (Charles)                                             18,896               149,278
SLM                                                           2,159               235,223
T. Rowe Price Group                                           1,720                44,238
                                                                          ---------------
Total                                                                           7,707,156
-----------------------------------------------------------------------------------------

FOOD (1.5%)

Archer-Daniels-Midland                                        9,095                99,136
Campbell Soup                                                 5,764               119,545
ConAgra Foods                                                 7,552               174,225
General Mills                                                 5,174               221,809
Heinz (HJ)                                                    4,937(d)            151,566
Hershey Foods                                                 1,915               123,728
Kellogg                                                       5,741               169,761
Sara Lee                                                     10,965               217,107
SUPERVALU                                                     1,879                26,156
Sysco                                                         9,237               250,508
Wrigley (Wm) Jr                                               3,169               169,953
                                                                          ---------------
Total                                                                           1,723,494
-----------------------------------------------------------------------------------------

FURNITURE & APPLIANCES (0.2%)

Black & Decker                                                1,132                41,544
Leggett & Platt                                               2,737                52,168
Maytag                                                        1,097                26,438
Stanley Works                                                 1,241                32,030
Whirlpool                                                       959                47,240
                                                                          ---------------
Total                                                                             199,420
-----------------------------------------------------------------------------------------

HEALTH CARE (13.0%)

Abbott Laboratories                                          21,974               782,714
Allergan                                                      1,820               116,844
Amgen                                                        18,100(b)            988,984
Applera-Applied  Biosystems Group                             2,942                53,986
Bard (CR)                                                       726                42,907
Bausch & Lomb                                                   758                23,346
Baxter Intl                                                   8,344               236,886
Becton, Dickinson & Co                                        3,610               124,184
Biogen                                                        2,096(b)             74,492
Biomet                                                        3,653               110,430
Boston Scientific                                             5,736(b)            253,359
Bristol-Myers Squibb                                         27,241               634,715
Chiron                                                        2,646(b)             96,632
Forest Laboratories                                           5,090(b)            253,482
Genzyme-General Division                                      3,017(b)             94,070
Guidant                                                       4,299(b)            153,732
Johnson & Johnson                                            41,775             2,191,098
King Pharmaceuticals                                          3,385(b)             56,699
Lilly (Eli)                                                  15,798               893,535
MedImmune                                                     3,530(b)            105,935
Medtronic                                                    17,159               767,007
Merck & Co                                                   31,579             1,665,791
Pfizer                                                       86,658             2,584,141
Pharmacia                                                    18,183               751,322
Quest Diagnostics                                             1,480(b)             78,085
Schering-Plough                                              20,625               371,663
St. Jude Medical                                              2,497(b)            114,063
Stryker                                                       2,784               181,517
Waters                                                        1,816(b)             42,077
Watson Pharmaceuticals                                        1,502(b)             46,457
Wyeth                                                        18,643               657,166
Zimmer Holdings                                               2,743(b)            121,762
                                                                          ---------------
Total                                                                          14,669,081
-----------------------------------------------------------------------------------------

HEALTH CARE SERVICES (1.7%)

Aetna                                                         2,117                89,168
AmerisourceBergen                                             1,489                81,895
Anthem                                                        1,989(b)            118,564
Cardinal Health                                               6,223               356,515
HCA                                                           7,217               297,629
Health Management Associates Cl A                             3,352                60,068
Healthsouth                                                   5,574(b)             19,955
Humana                                                        2,281(b)             22,354
IMS Health                                                    3,435                51,525
Manor Care                                                    1,354(b)             24,819
McKesson                                                      4,094               109,064
Quintiles Transnational                                       1,655(b)             20,522
Tenet Healthcare                                              6,859(b)            124,628
UnitedHealth Group                                            4,282               354,978
Wellpoint Health Networks                                     2,092(b)            142,277
                                                                          ---------------
Total                                                                           1,873,961
-----------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - S&P 500 INDEX FUND

ISSUER                                                   SHARES                  VALUE(a)
HOUSEHOLD PRODUCTS (2.8%)

Alberto-Culver Cl B                                             817       $        40,613
Avon Products                                                 3,308               172,016
Clorox                                                        3,094               130,907
Colgate-Palmolive                                             7,570               380,847
Gillette                                                     14,836               447,899
Intl Flavors/Fragrances                                       1,326                41,583
Kimberly-Clark                                                7,234               331,534
Newell Rubbermaid                                             3,760               106,032
Procter & Gamble                                             18,272             1,495,747
Tupperware                                                      820                10,225
                                                                          ---------------
Total                                                                           3,157,403
-----------------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT & SERVICES (0.8%)

Caterpillar                                                   4,840               227,480
Cintas                                                        2,393                80,333
Cooper Inds Cl A                                              1,295                49,016
Deere & Co                                                    3,356               138,871
Illinois Tool Works                                           4,310               256,746
Ingersoll-Rand Cl A                                           2,379(c)             93,852
Parker-Hannifin                                               1,660                66,915
Thermo Electron                                               2,299(b)             40,462
                                                                          ---------------
Total                                                                             953,675
-----------------------------------------------------------------------------------------

INSURANCE (4.6%)

ACE                                                           3,694(c)            102,361
AFLAC                                                         7,259               226,844
Allstate                                                      9,886               312,694
Ambac Financial Group                                         1,490                72,787
American Intl Group                                          36,685             1,808,203
Aon                                                           4,356                84,724
Chubb                                                         2,406               115,055
CIGNA                                                         1,960                84,221
Cincinnati Financial                                          2,271                80,484
Hartford Financial Services Group                             3,588               129,634
Jefferson-Pilot                                               2,018                76,079
John Hancock Financial Services                               4,052               113,861
Lincoln Natl                                                  2,490                70,542
Loews                                                         2,608               113,996
Marsh & McLennan                                              7,553               307,407
MBIA                                                          2,041                77,823
MetLife                                                       9,848               257,722
Principal Financial Group                                     4,738               130,627
Progressive                                                   3,063               159,307
Prudential Financial                                          7,962               239,099
SAFECO                                                        1,943                63,886
St. Paul Companies                                            3,185                98,289
Torchmark                                                     1,665                60,456
Travelers Property Casualty Cl B                             14,115               224,429
UnumProvident                                                 3,396                44,148
XL Capital Cl A                                               1,910(c)            135,495
                                                                          ---------------
Total                                                                           5,190,173
-----------------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (2.1%)

AOL Time Warner                                              62,863(b)            711,609
Brunswick                                                     1,267                23,946
Carnival                                                      8,252               189,548
Harley-Davidson                                               4,256               168,495
Harrah's Entertainment                                        1,572(b)             51,624
Hasbro                                                        2,435                29,488
Intl Game Technology                                          1,219(b)             95,789
Mattel                                                        6,149               131,097
Viacom Cl B                                                  24,766(b)            919,563
                                                                          ---------------
Total                                                                           2,321,159
-----------------------------------------------------------------------------------------

MEDIA (3.1%)

American Greetings Cl A                                         925(b)             12,136
Apollo Group Cl A                                             2,453(b)            113,672
Clear Channel Communications                                  8,617(b)            314,607
Comcast Cl A                                                 32,458(b)            948,422
Disney (Walt)                                                28,719               489,946
Donnelley (RR) & Sons                                         1,593                29,088
Dow Jones                                                     1,159                41,585
eBay                                                          4,342(b)            340,500
Gannett                                                       3,759               271,287
Interpublic Group of Companies                                5,423                52,332
Knight-Ridder                                                 1,158                73,904
McGraw-Hill Companies                                         2,726               153,310
Meredith                                                        697                27,267
Moody's                                                       2,125                93,713
New York Times Cl A                                           2,130                98,960
Omnicom Group                                                 2,645               140,132
TMP Worldwide                                                 1,563(b)             14,301
Tribune                                                       4,286               192,227
Univision Communications Cl A                                 3,222(b)             79,809
                                                                          ---------------
Total                                                                           3,487,198
-----------------------------------------------------------------------------------------

METALS (0.6%)

Alcoa                                                        11,873               243,396
Allegheny Technologies                                        1,133                 3,388
Avery Dennison                                                1,544                88,626
Freeport-McMoRan Copper & Gold Cl B                           2,037(b)             34,670
Newmont Mining                                                5,649               154,387
Nucor                                                         1,099                45,718
Phelps Dodge                                                  1,250(b)             44,950
United States Steel                                           1,438                16,710
Worthington Inds                                              1,205                16,605
                                                                          ---------------
Total                                                                             648,450
-----------------------------------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (5.3%)

3M                                                            5,488               688,031
American Standard                                             1,019(b)             69,812
Cendant                                                      14,576(b)            179,431
Crane                                                           837                14,463
Danaher                                                       2,143               139,338
Dover                                                         2,845                72,604
Eastman Kodak                                                 4,103               121,449
Emerson Electric                                              5,922               278,749
General Electric                                            139,941             3,365,580
Grainger (WW)                                                 1,286                59,195
Honeywell Intl                                               11,547               264,311
ITT Inds                                                      1,291                72,593
Monsanto                                                      3,676(d)             60,360
Robert Half Intl                                              2,437(b)             32,631
Textron                                                       1,933                69,839
Tyco Intl                                                    28,058(c)            415,258
Xerox                                                        10,340(b)             93,060
                                                                          ---------------
Total                                                                           5,996,704
-----------------------------------------------------------------------------------------

PAPER & PACKAGING (0.4%)

Ball                                                            799                42,571
Bemis                                                           744                31,144
Boise Cascade                                                   819                19,754
Intl Paper                                                    6,746               236,313
MeadWestvaco                                                  2,813                65,233
Pactiv                                                        2,228(b)             44,025
Sealed Air                                                    1,180(b)             42,799
                                                                          ---------------
Total                                                                             481,839
-----------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.4%)

Equity Office Properties Trust                                5,789               142,004
Equity Residential                                            3,809                92,483
Plum Creek Timber                                             2,599                56,398
Simon Property Group                                          2,639                91,415
Starwood Hotels & Resorts Worldwide                           2,805                63,421
                                                                          ---------------
Total                                                                             445,721
-----------------------------------------------------------------------------------------

RESTAURANTS & LODGING (0.6%)

Darden Restaurants                                            2,403                42,797
Hilton Hotels                                                 5,292                58,159
Marriott Intl Cl A                                            3,344               101,056
McDonald's                                                   17,850               242,940
Starbucks                                                     5,461(b)            128,060
Wendy's Intl                                                  1,622                41,085
Yum! Brands                                                   4,156(b)             98,954
                                                                          ---------------
Total                                                                             713,051
-----------------------------------------------------------------------------------------

RETAIL (6.7%)

Albertson's                                                   5,332               100,402
AutoNation                                                    4,400(b)             58,212
AutoZone                                                      1,386(b)             91,199
Bed Bath & Beyond                                             4,115(b)            135,960
Best Buy                                                      4,522(b)            131,455
Big Lots                                                      1,632(b)             18,034
Circuit City Stores                                           2,954                13,057
Costco Wholesale                                              6,409(b)            195,603
CVS                                                           5,526               137,597
Dillard's Cl A                                                1,190                16,601
Dollar General                                                4,686                48,688
Family Dollar Stores                                          2,432                68,631
Federated Dept Stores                                         2,758(b)             70,329
Gap                                                          12,430               162,087
Home Depot                                                   32,707               766,978
Kohl's                                                        4,742(b)            231,884
Kroger                                                       10,874(b)            143,754
Limited Brands                                                7,353                87,354
Lowe's Companies                                             10,975               431,317
May Dept Stores                                               4,054                79,539
Nordstrom                                                     1,904                32,387
Office Depot                                                  4,339(b,d)           50,940
Penney (JC)                                                   3,768                74,795
RadioShack                                                    2,368                46,508
Safeway                                                       6,203(b)            123,378
Sears, Roebuck & Co                                           4,448                96,877
Staples                                                       6,618(b)            114,558
Target                                                       12,775               366,003
Tiffany                                                       2,045                49,019
TJX Companies                                                 7,428               119,368
Toys "R" Us                                                   2,987(b)             24,135

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - S&P 500 INDEX FUND

ISSUER                                                       SHARES         VALUE(a)
RETAIL (CONT.)
Wal-Mart Stores                                              62,073     $     2,983,227
Walgreen                                                     14,414             405,609
Winn-Dixie Stores                                             1,979              24,144
                                                                        ---------------
Total                                                                         7,499,629
---------------------------------------------------------------------------------------

TEXTILES & APPAREL (0.3%)
Jones Apparel Group                                           1,812(b)           51,388
Liz Claiborne                                                 1,502              42,356
Nike Cl B                                                     3,731             173,007
Reebok Intl                                                     843(b)           26,344
VF                                                            1,528              51,723
                                                                        ---------------
Total                                                                           344,818
---------------------------------------------------------------------------------------

TRANSPORTATION (1.5%)
Burlington Northern Santa Fe                                  5,309             132,725
CSX                                                           2,996              80,473
FedEx                                                         4,194             215,572
Norfolk Southern                                              5,466             104,182
Ryder System                                                    877              19,899
Union Pacific                                                 3,562             196,587
United Parcel Service Cl B                                   15,703             903,550
                                                                        ---------------
Total                                                                         1,652,988
---------------------------------------------------------------------------------------

UTILITIES -- ELECTRIC (2.2%)
AES                                                           7,647(b)           25,388
Alleghany Energy                                              1,767              10,584
Ameren                                                        2,160              84,218
American Electric Power                                       5,545             120,770
Calpine                                                       5,315(b)           14,829
CenterPoint Energy                                            4,276              19,883
Cinergy                                                       2,367              76,288
CMS Energy                                                    2,026               9,117
Consolidated Edison                                           3,004             117,156
Constellation Energy Group                                    2,316              60,726
Dominion Resources                                            4,321             232,902
DTE Energy                                                    2,355              97,591
Duke Energy                                                  12,539             169,402
Edison Intl                                                   4,581(b)           56,621
Entergy                                                       3,122             142,207
Exelon                                                        4,542(d)          223,239
FPL Group                                                     2,567             143,778
Mirant                                                        5,666(b)            7,649
PG&E                                                          5,691(b)           72,560
Pinnacle West Capital                                         1,272              38,847
PPL                                                           2,313              81,348
Public Service Enterprise Group                               3,128             108,323
Sempra Energy                                                 2,881              66,839
Southern Co                                                  10,034             283,060
TECO Energy                                                   2,470              27,368
TXU                                                           4,530              72,344
Xcel Energy                                                   5,607              62,182
                                                                        ---------------
Total                                                                         2,425,219
---------------------------------------------------------------------------------------

UTILITIES -- GAS (0.3%)
Dynegy Cl A                                                   5,222              10,183
El Paso                                                       8,423              40,936
KeySpan                                                       2,192              70,078
Kinder Morgan                                                 1,711              77,902
NICOR                                                           618              18,596
NiSource                                                      3,428              58,070
Peoples Energy                                                  498              17,828
Williams Companies                                            7,265              27,680
                                                                        ---------------
Total                                                                           321,273
---------------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (2.2%)
ALLTEL                                                        4,374             189,919
AT&T                                                         10,834             200,862
BellSouth                                                    26,137             566,389
CenturyTel                                                    2,005              54,937
Citizens Communications                                       3,968(b)           38,926
Nextel Communications Cl A                                   13,544(b)          190,700
Qwest Communications Intl                                    23,842(b)           85,354
SBC Communications                                           46,692             971,194
Sprint (FON Group)                                           12,580             159,766
Sprint (PCS Group)                                           14,050(b)           55,638
                                                                        ---------------
Total                                                                         2,513,685
---------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $145,454,171)                                                    $   109,082,953
---------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (2.8%)

                                                      ANNUALIZED       AMOUNT
                                                    YIELD ON DATE    PAYABLE AT
ISSUER                                               OF PURCHASE      MATURITY        VALUE(a)
U.S. GOVERNMENT AGENCIES
Federal Home Loan Bank Disc Nts
   04-11-03                                                  1.24%  $     300,000  $     299,587
   04-21-03                                                  1.22         500,000        499,148
Federal Home Loan Mtge Corp Disc Nts
   04-01-03                                                  1.22         500,000        499,457
   04-17-03                                                  1.24         500,000        499,226
Federal Natl Mtge Assn Disc Nts
   04-30-03                                                  1.23         800,000        798,427
   05-21-03                                                  1.23         500,000        498,662
------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $3,094,367)                                                                 $   3,094,507
------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $148,548,538)(e)                                                            $ 112,177,460
================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Feb. 28, 2003, the value of foreign securities represented 0.7% of net assets.

(d) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

    TYPE OF SECURITY                                                 CONTRACTS
    ---------------------------------------------------------------------------
    PURCHASE CONTRACTS
    E-Mini S&P 500 Index, March 2003                                         83

(e) At Feb. 28, 2003, the cost of securities for federal income tax purposes was approximately $148,549,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                       $   1,601,000
    Unrealized depreciation                                         (37,973,000)
    ---------------------------------------------------------------------------
    Net unrealized depreciation                                   $ (36,372,000)
    ---------------------------------------------------------------------------

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - SMALL CAP ADVANTAGE FUND

FEB. 28, 2003 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (96.7%)

ISSUER                                                       SHARES         VALUE(a)
AEROSPACE & DEFENSE (0.5%)
MTC Technologies                                              5,800(b)  $       105,560
United Defense Inds                                           9,800(b)          210,504
                                                                        ---------------
Total                                                                           316,064
---------------------------------------------------------------------------------------

AIRLINES (0.2%)
ExpressJet Holdings                                          10,300(b)           82,400
SkyWest                                                       5,500              49,225
                                                                        ---------------
Total                                                                           131,625
---------------------------------------------------------------------------------------

AUTOMOTIVE & RELATED (1.4%)
Aftermarket Technology                                       12,200(b)          138,348
Asbury Automotive Group                                       6,100(b)           44,835
Oshkosh Truck                                                 3,900             238,290
Spartan Motors                                               15,000             161,250
TBC                                                           7,400(b)           97,088
Winnebago Inds                                                7,000             205,450
                                                                        ---------------
Total                                                                           885,261
---------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (13.1%)
Allegiant Bancorp                                             4,600              78,154
Anchor BanCorp Wisconsin                                     12,600             280,098
BancFirst                                                     1,700              75,344
Bank of the Ozarks                                            2,600              70,382
BankUnited Financial Cl A                                     6,400(b)          112,576
Cathay Bancorp                                                5,300             202,460
CCBT Financial Companies                                      2,200              51,920
Commercial Federal                                           13,200             293,964
CPB                                                          11,250             321,749
Dime Community Bancshares                                    13,883             297,929
East West Bancorp                                             2,900              96,425
Financial Institutions                                        3,300              74,778
First BanCorp                                                 8,600(c)          215,602
First Essex Bancorp                                           7,200             234,288
First Federal Capital                                         9,600             193,344
First Financial Bankshares                                    4,600             180,550
First Natl                                                    4,070              96,663
First Republic Bank                                          10,100(b)          220,685
FirstFed Financial                                            9,743(b)          292,290
Flagstar Bancorp                                              5,200             126,100
Gold Banc                                                    24,550             241,327
Hanmi Financial                                               6,800             113,696
IBERIABANK                                                    6,600             255,618
Independent Bank                                              8,761             172,241
Irwin Financial                                              11,294             204,421
ITLA Capital                                                  5,300(b)          174,900
Local Financial                                              20,900(b)          309,111
MAF Bancorp                                                   7,343             250,396
Pacific Capital Bancorp                                       8,000             225,040
Pacific Northwest Bancorp                                     1,950              54,327
PrivateBancorp                                                6,450             154,478
Prosperity Bancshares                                         9,800             175,224
Quaker City Bancorp                                           6,925(b)          230,810
R & G Financial Cl B                                         11,231(c)          249,890
Sandy Springs Bancorp                                         4,365             141,251
Seacoast Banking Corp of Florida                              8,123             157,018
Seacoast Financial Services                                  11,950             230,038
South Financial Group                                        12,500             252,000
Sterling Bancshares                                          10,200             126,888
Sterling Financial                                           15,080(b)          314,417
W Holding                                                     6,100(c)          111,264
WFS Financial                                                 7,200(b)          135,144
WSFS Financial                                                7,900             253,195
                                                                        ---------------
Total                                                                         8,047,995
---------------------------------------------------------------------------------------

BEVERAGES & TOBACCO (0.5%)
Standard Commercial                                          20,050             336,840
---------------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (2.7%)
Alexander & Baldwin                                           2,600              64,584
Apogee Enterprises                                            8,600              70,262
Building Materials Holding                                   14,100             183,300
Carlisle Companies                                            4,500             191,745
Dycom Inds                                                    5,700(b)           59,508
EMCOR Group                                                   5,234(b)          252,802
Foamex Intl                                                  27,600(b)           48,300
Hughes Supply                                                 4,300              99,760
Louisiana-Pacific                                            10,381(b)           90,419
M/I Schottenstein Homes                                       7,200             186,480
NCI Building Systems                                         13,300(b)          221,312
Quanta Services                                              11,800(b)           38,940
Trex                                                          5,500(b)          178,750
                                                                        ---------------
Total                                                                         1,686,162
---------------------------------------------------------------------------------------

CHEMICALS (3.4%)
Airgas                                                        7,694(b)          134,645
Cabot Microelectronics 2,000(b)                              84,000
Cambrex                                                       5,900             140,007
Cytec Inds                                                    2,100(b)           60,795
Ferro                                                         7,100             150,946
Fuller (HB)                                                   6,400             141,120
Georgia Gulf                                                  6,603             125,721
Grace (WR)                                                   30,300(b)           74,235
Immucor                                                       8,100(b)          159,813
MacDermid                                                     6,900             151,386
OM Group                                                      9,400              79,524
Omnova Solutions                                             16,450(b)           58,398
Stericycle                                                    5,800(b)          205,494
Tetra Tech                                                   16,200(b)          213,192
Waste Connections                                             6,800(b)          226,304
Wellman                                                       8,300              88,063
                                                                        ---------------
Total                                                                         2,093,643
---------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT & SERVICES (3.4%)
ADTRAN                                                        4,800(b)          154,512
Allen Telecom                                                 6,400(b)           84,160
Applied Signal Technology                                     6,300(b)           84,357
Arris Group                                                  34,928(b)          167,654
Boston Communications Group                                   9,100(b)          116,298
Catapult Communications                                       6,300(b)           41,076
Commonwealth Telephone  Enterprises                           5,200(b)          196,352
CommScope                                                    13,200(b)          103,488
General Communication Cl A                                   21,870(b)          126,627
Interdigital Communications                                   5,400(b)           77,652
j2 Global Communications                                      3,300(b)           78,837
Nextel Partners Cl A                                         39,400(b)          221,429
Orbital Sciences                                             29,200(b)          167,316
Plantronics                                                   4,590(b)           66,142
REMEC                                                        19,233(b)           90,395
SafeNet                                                       8,400(b)          148,428
Silicon Laboratories                                          2,500(b)           67,800
Tekelec                                                      16,600(b)          140,436
                                                                        ---------------
Total                                                                         2,132,959
---------------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (1.7%)
Adaptec                                                      17,500(b)          106,575
Ascential Software                                           16,500(b)           50,655
Avid Technology                                               3,100(b)           64,449
Borland Software                                              9,500(b)           95,855
CompuCom Systems                                             21,700(b)           82,677
Lawson Software                                              11,000(b)           66,000
Parametric Technology                                        13,900(b)           29,468
Quest Software                                                5,200(b)           51,376
S1                                                           18,500(b)           95,460
SRA Intl Cl A                                                 1,300(b)           33,202
Take-Two Interactive Software                                 5,500(b)          115,005
TIBCO Software                                               21,800(b)          103,114
United Online                                                 6,000(b)           85,560
WebMethods                                                    6,500(b)           70,070
                                                                        ---------------
Total                                                                         1,049,466
---------------------------------------------------------------------------------------

COMPUTERS & OFFICE EQUIPMENT (7.8%)
Actuate                                                      33,646(b)           49,123
American Management  Systems                                  9,900(b)          104,940
ANSYS                                                         7,900(b)          187,704
Avocent                                                       5,500(b)          153,010
Black Box                                                     1,800              73,188
Ciber                                                        18,700(b)          100,980
Concurrent Computer                                          11,000(b)           32,450
Documentum                                                    6,800(b)          102,136
Electronics for Imaging                                       5,000(b)           82,950
F5 Networks                                                   5,000(b)           69,850
FactSet Research Systems                                      2,500              63,975
Global Imaging Systems                                        2,900(b)           53,679
Hutchinson Technology                                         2,400(b)           51,936
Hypercom                                                      7,600(b)           29,488
Hyperion Solutions                                            4,300(b)          110,682
IKON Office Solutions                                        21,100             147,911
Imation                                                       3,800(b)          136,800
InFocus                                                      13,500(b)           81,675
Inter-Tel                                                     6,700             122,342
Intergraph                                                    7,400(b)          134,754
Internet Security Systems                                     3,300(b)           37,851
Iomega                                                        9,900(b)           99,000
Kronos                                                        2,400(b)           95,376
Legato Systems                                               22,700(b)          134,611

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - SMALL CAP ADVANTAGE FUND

ISSUER                                                       SHARES         VALUE(a)
COMPUTERS & OFFICE EQUIPMENT (CONT.)
Lexar Media                                                  30,500(b)  $       124,440
Manhattan Associates                                          4,050(b)           82,620
ManTech Intl Cl A                                             5,700(b)           88,749
Maxtor                                                       25,300(b)          151,800
McDATA Cl A                                                   8,800(b)           73,040
Mentor Graphics                                               3,400(b)           27,166
Mercury Computer Systems                                      2,000(b)           60,600
NDCHealth                                                     7,100             154,780
NetScout Systems                                             12,800(b)           45,440
Novell                                                       37,000(b)           96,200
PEC Solutions                                                 2,100(b)           35,994
Pinnacle Systems                                             14,100(b)          136,911
Planar Systems                                                5,860(b)           91,416
Pomeroy Computer Resources                                    4,250(b)           30,600
Quantum                                                      27,400(b)           89,598
RadiSys                                                       9,300(b)           62,589
Rainbow Technologies                                         10,950(b)           90,119
Red Hat                                                      11,800(b)           69,502
Retek                                                         5,100(b)           22,185
SanDisk                                                       7,500(b)          125,100
ScanSoft                                                     20,600(b)           92,700
Silicon Storage Technology                                   16,400(b)           44,608
Systems &  Computer Technology                                7,300(b)           58,181
Tyler Technologies                                           17,300(b)           65,394
Verity                                                        4,800(b)           80,064
VitalWorks                                                   23,400(b)           89,856
Websense                                                      5,900(b)           83,544
Western Digital                                              30,100(b)          244,713
Wireless Facilities                                          19,000(b)          115,330
                                                                        ---------------
Total                                                                         4,789,650
---------------------------------------------------------------------------------------

ELECTRONICS (6.4%)
Actel                                                         6,351(b)          104,156
Aeroflex                                                     20,274(b)          123,469
Anixter Intl                                                  4,200(b)           98,490
Ariba                                                        18,600(b)           54,498
Artisan Components                                            4,100(b)           67,404
August Technology                                            28,950(b)           72,375
Axcelis Technologies                                         28,500(b)          172,425
Benchmark Electronics                                         5,200(b)          181,168
C&D Technologies                                              7,000             119,770
Cirrus Logic                                                 12,800(b)           33,536
Cree                                                          8,000(b)          136,160
DSP Group                                                     5,000(b)           79,850
Electro Scientific Inds                                       3,534(b)           60,608
Entegris                                                     16,873(b)          191,508
ESS Technology                                                8,000(b)           51,840
Exar                                                          8,500(b)          106,845
Foundry Networks                                             12,200(b)          108,214
Helix Technology                                              9,034              70,465
II-VI                                                         4,200(b)           76,902
Integrated Circuit Systems                                    4,300(b)          102,598
Integrated Electrical Services                               26,400(b)          101,376
Itron                                                         8,550(b)          128,165
Kopin                                                        17,800(b)           83,482
Lattice Semiconductor                                         8,000(b)           58,560
Moog Cl A                                                     4,614(b)          141,650
Newport                                                       6,550(b)           80,238
Oak Technology                                               11,400(b)           35,340
Park Electrochemical                                          6,651             102,093
Photon Dynamics                                               2,350(b)           42,042
Pioneer-Standard Electronics                                 11,600              98,716
Plexus                                                        4,600(b)           45,310
Power Integrations                                            3,200(b)           66,656
Rambus                                                        8,500(b)          129,030
Rudolph Technologies                                          5,826(b)           78,709
ScanSource                                                    2,200(b)           44,858
Signal Technology                                             7,400(b)           76,442
Silicon Image                                                17,900(b)           98,271
Skyworks Solutions                                           25,640(b)          178,967
Trimble Navigation                                            5,300(b)           88,775
TriQuint Semiconductor                                       19,700(b)           59,494
Varian Semiconductor  Equipment Associates                    4,800(b)          123,600
Zoran                                                         2,900(b)           35,293
                                                                        ---------------
Total                                                                         3,909,348
---------------------------------------------------------------------------------------

ENERGY (1.3%)
Brown (Tom)                                                   6,200(b)          159,340
Chesapeake Energy                                            30,300             246,036
Patina Oil & Gas                                              5,700             189,696
St. Mary Land & Exploration                                   7,200             192,024
                                                                        ---------------
Total                                                                           787,096
---------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.7%)
Atwood Oceanics                                               5,600(b)          154,560
Evergreen Resources                                           5,100(b)          229,908
Global Inds                                                  14,500(b)           62,350
Grey Wolf                                                    75,000(b)          312,750
Headwaters                                                   13,874(b)          194,513
Holly                                                         8,600             191,350
Hydril                                                        8,600(b)          221,278
Key Energy Services                                          26,140(b)          274,470
Newpark Resources                                            15,200(b)           62,472
Oil States Intl                                              12,800(b)          145,920
Parker Drilling                                              27,500(b)           68,200
Range Resources                                              35,000(b)          207,550
Ultra Petroleum                                              17,200(b)          157,380
                                                                        ---------------
Total                                                                         2,282,701
---------------------------------------------------------------------------------------

FINANCIAL SERVICES (1.5%)
Affiliated Managers Group                                     2,500(b)          106,025
Charter Municipal  Mtge Acceptance                           13,100             230,691
Chemical Financial                                            2,500              68,325
Credit Acceptance                                             9,700(b)           56,454
Financial Federal                                             7,400(b)          187,516
Friedman, Billings, Ramsey Group Cl A                        14,500(b)          128,615
Jefferies Group                                               4,200             155,148
                                                                        ---------------
Total                                                                           932,774
---------------------------------------------------------------------------------------

FOOD (1.5%)
Corn Products Intl                                            6,000             180,300
Del Monte Foods                                              16,500(b)          134,970
J & J Snack Foods                                             4,300(b)          124,485
Ralcorp Holdings                                              9,700(b)          247,835
Sensient Technologies                                        11,900             246,330
                                                                        ---------------
Total                                                                           933,920
---------------------------------------------------------------------------------------

FURNITURE & APPLIANCES (0.6%)
Briggs & Stratton                                             5,600             221,200
Thomas Inds                                                   6,500             160,875
                                                                        ---------------
Total                                                                           382,075
---------------------------------------------------------------------------------------

HEALTH CARE (7.5%)
ALARIS Medical                                               13,000(b)          113,880
Alpharma Cl A                                                 6,100             102,175
Amylin Pharmaceuticals                                        9,000(b)          138,060
Array BioPharma                                              16,400(b)           66,896
AtheroGenics                                                 16,500(b)          141,900
Bio-Rad Laboratories Cl A                                     5,900(b)          212,105
Biosite                                                       7,600(b)          237,652
Cantel Medical                                                6,950(b)           90,350
Cobalt                                                        4,400(b)           58,300
Coherent                                                      3,000(b)           58,740
Conmed                                                        5,700(b)           86,640
Cooper Companies                                              9,586             278,473
CV Therapeutics                                               5,400(b)           95,256
Diagnostic Products                                           2,100              71,211
Endo Pharmaceuticals Holdings                                12,000(b)          119,520
Enzon                                                         7,700(b)           96,635
Esperion Therapeutics                                        10,400(b)           74,360
Exact Sciences                                                9,700(b)           77,600
Martek Biosciences                                            7,500(b)          182,918
Mentor                                                        3,400              59,367
MIM                                                           9,200(b)           48,484
Myriad Genetics                                               7,800(b)           76,284
Nabi Biopharmaceuticals                                      12,700(b)           65,151
Neurocrine Biosciences                                        3,100(b)          130,603
Pharmaceutical Resources                                      9,100(b)          340,794
Pharmacopeia                                                  9,700(b)           64,020
Protein Design Labs                                          20,700(b)          158,355
Regeneron Pharmaceuticals                                     7,100(b)          130,214
Respironics                                                   5,450(b)          169,223
SangStat Medical                                             10,600(b)           88,722
Scios                                                         5,250(b)          229,110
Serologicals                                                 12,260(b)          104,823
Techne                                                        4,400(b)           95,568
Telik                                                        14,000(b)          167,020
Trimeris                                                      3,300(b)          132,066
United Therapeutics                                           7,800(b)          123,240
Wilson Greatbatch Technologies                                4,300(b)          107,629
                                                                        ---------------
Total                                                                         4,593,344
---------------------------------------------------------------------------------------

HEALTH CARE SERVICES (3.6%)
AMERIGROUP                                                    6,400(b)          164,416
Apria Healthcare Group                                        7,800(b)          171,834
BioMarin Pharmaceutical                                       6,700(b)           67,067
Cell Genesys                                                 11,200(b)           88,928
Connetics                                                    11,500(b)          168,475
Covance                                                       3,800(b)           89,490
Hanger Orthopedic Group                                       7,700(b)           80,311
LifePoint Hospitals                                           3,450(b)           73,140
Option Care                                                   9,000(b)           70,650
Owens & Minor                                                 3,900              63,570
Pediatrix Medical Group                                       5,800(b)          163,850
Province Healthcare                                           7,800(b)           51,948
PSS World Medical                                            25,600(b)          166,656
Select Medical                                               10,000(b)          133,000
Service Corp Intl                                            20,500(b)           62,935

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - SMALL CAP ADVANTAGE FUND

ISSUER                                                       SHARES         VALUE(a)
HEALTH CARE SERVICES (CONT.)
Sierra Health Services                                       13,600(b)  $       164,424
Stewart Enterprises Cl A                                      9,600(b)           30,624
SurModics                                                     3,000(b)           84,150
US Oncology                                                  10,600(b)           82,786
VCA Antech                                                   14,300(b)          227,227
                                                                        ---------------
Total                                                                         2,205,481
---------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.2%)
Action Performance Companies                                  7,600             125,400
Chattem                                                       9,200(b)          142,784
JAKKS Pacific                                                 6,960(b)           76,212
Nautilus Group                                                9,600(b)          140,928
Nu Skin Enterprises Cl A                                     17,500             184,100
Yankee Candle                                                 5,800(b)           95,758
                                                                        ---------------
Total                                                                           765,182
---------------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT & SERVICES (3.1%)
Albany Intl Cl A                                             10,410             230,477
Cascade                                                       8,150             115,567
Clarcor                                                       5,400             180,576
Clean Harbors                                                 4,400(b)           57,332
Global Power Equipment Group                                 15,300(b)           75,276
Joy Global                                                   11,100(b)          113,109
Minerals Technologies                                         3,800             144,666
MTS Systems                                                  11,300             128,933
Regal Beloit                                                  8,600             136,740
Robbins & Myers                                               5,000              76,000
SureBeam Cl A                                                19,400(b)           85,360
Toro                                                          5,300             364,587
UNOVA                                                        26,000(b)          141,440
Wabtec                                                        6,200              68,200
                                                                        ---------------
Total                                                                         1,918,263
---------------------------------------------------------------------------------------

INSURANCE (2.6%)
Harleysville Group                                            9,500             214,700
Hilb, Rogal & Hamilton                                       10,000             297,300
IPC Holdings                                                  7,700(c)          217,525
Navigators Group                                              3,100(b)           79,050
RLI                                                           7,200             186,696
Scottish Annuity & Life Holdings                              8,277(c)          143,606
StanCorp Financial Group                                      4,400             218,900
Triad Guaranty                                                5,817(b)          194,346
United Fire & Casualty                                        2,500              74,200
                                                                        ---------------
Total                                                                         1,626,323
---------------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (1.1%)
Alliance Gaming                                              10,300(b)          150,380
Argosy Gaming                                                 8,900(b)          142,489
Aztar                                                        14,664(b)          173,475
Boyd Gaming                                                  10,600(b)          132,606
Johnson Outdoors Cl A                                         7,800(b)           79,170
                                                                        ---------------
Total                                                                           678,120
---------------------------------------------------------------------------------------

MEDIA (3.1%)
Banta                                                         3,000              85,470
Consolidated Graphics                                        12,414(b)          299,798
Courier                                                       2,900             132,269
Donnelley (RH)                                               12,700(b)          393,700
DoubleClick                                                  11,900(b)           76,636
Emmis Communications Cl A                                     5,200(b)          102,908
Journal Register                                             14,600(b)          221,482
Lin TV                                                        7,450(b)          168,668
Mediacom Communications                                       8,900(b)           74,671
Regent Communications                                        25,250(b)          133,320
Spanish Broadcasting  System Cl A                            32,100(b)          195,489
TiVo                                                         10,200(b)           57,222
                                                                        ---------------
Total                                                                         1,941,633
---------------------------------------------------------------------------------------

METALS (1.2%)
Carpenter Technology                                          7,500              87,300
Hecla Mining                                                 41,500(b)          157,700
IMCO Recycling                                                9,800(b)           58,800
Material Sciences                                             6,500(b)           66,690
Oregon Steel Mills                                            9,700(b)           22,795
Quanex                                                        6,400             202,240
Steel Technologies                                            8,950              95,228
Worthington Inds                                              5,100              70,278
                                                                        ---------------
Total                                                                           761,031
---------------------------------------------------------------------------------------

MISCELLANEOUS (1.6%)
Corinthian Colleges                                           6,400(b)          239,872
FTI Consulting                                                5,400(b)          232,200
Identix                                                       8,000(b)           31,600
ITT Educational Services                                      2,700(b)           72,765
MPS Group                                                    34,100(b)          167,431
SCP Pool                                                      7,200(b)          197,280
ValueClick                                                   18,500(b)           58,090
                                                                        ---------------
Total                                                                           999,238
---------------------------------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (1.3%)
Acuity Brands                                                16,750             222,775
APAC Customer Services                                       24,400(b)           63,440
Griffon                                                      17,050(b)          223,355
Labor Ready                                                  23,000(b)          124,200
Right Management Consultants                                  8,450(b)           99,288
U.S. Inds                                                    26,100(b)           91,350
                                                                        ---------------
Total                                                                           824,408
---------------------------------------------------------------------------------------

PAPER & PACKAGING (0.6%)
Crown Holdings                                                9,900(b)           56,628
Pope & Talbot                                                 7,400              89,910
Silgan Holdings                                               6,600(b)          134,112
Wausau-Mosinee Paper                                         10,100              98,071
                                                                        ---------------
Total                                                                           378,721
---------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (5.0%)
CBL & Associates Properties                                   4,200             167,370
Colonial Properties Trust                                     5,000             160,100
Essex Property Trust                                          5,100             259,845
FBR Asset Investment                                          5,400             173,232
Gables Residential Trust                                      8,300             211,816
Healthcare Realty Trust                                       4,300             120,701
Impac Mtge Holdings                                          12,600             150,696
Pan Pacific Retail Properties                                 8,300             312,080
Realty Income                                                 5,000             173,300
RFS Hotel Investors                                          12,000             115,320
SL Green Realty                                               7,600             223,820
Tanger Factory Outlet Centers                                 5,900             177,295
Thornburg Mtge                                               17,300             349,460
Town & Country Trust                                          8,000             160,800
Universal Health Realty  Income Trust                         5,600             147,616
Ventas                                                       10,000             120,000
                                                                        ---------------
Total                                                                         3,023,451
---------------------------------------------------------------------------------------

RESTAURANTS & LODGING (2.1%)
Bob Evans Farms                                               9,800             229,320
Checkers Drive-In Restaurants                                21,000(b)          130,200
Landry's Restaurants                                         13,750             225,500
Panera Bread Cl A                                            11,000(b)          302,610
RARE Hospitality Intl                                         8,634(b)          231,650
Ryan's Family Steak Houses                                   19,150(b)          197,820
                                                                        ---------------
Total                                                                         1,317,100
---------------------------------------------------------------------------------------

RETAIL (5.2%)
7-Eleven                                                     21,300(b)          149,739
AnnTaylor Stores                                              3,400(b)           65,960
Claire's Stores                                               5,500             125,510
Department 56                                                 7,500(b)           82,500
Fossil                                                        3,000(b)           53,940
Guitar Center                                                 5,000(b)          102,100
Gymboree                                                      6,500(b)           83,720
Hancock Fabrics                                               6,400              91,392
Hollywood Entertainment                                      16,100(b)          226,366
J. Jill Group                                                 6,300(b)           64,953
Jo-Ann Stores Cl A                                            7,400(b)          148,814
Mothers Work                                                  5,600(b)          161,672
NBTY                                                         18,100(b)          323,628
OfficeMax                                                    33,300(b)          159,507
Overture Services                                             7,300(b)          116,216
Pacific Sunwear of California                                 3,300(b)           58,443
Perrigo                                                      12,500             146,875
Phillips-Van Heusen                                          11,400             136,230
Regis                                                         4,400             102,520
Sharper Image                                                 8,000(b)          123,200
Sports Authority                                             25,100(b)          161,393
Too                                                           9,700(b)          147,925
Tractor Supply                                                  950(b)           31,417
Tuesday Morning                                               5,200(b)           89,492
Wild Oats Markets                                            18,200(b)          155,246
World Fuel Services                                           2,700              54,000
                                                                        ---------------
Total                                                                         3,162,758
---------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - SMALL CAP ADVANTAGE FUND

ISSUER                                                       SHARES         VALUE(a)
TEXTILES & APPAREL (1.5%)
Hot Topic                                                     2,500(b)  $        55,250
Kellwood                                                      9,700             248,320
Kenneth Cole Productions Cl A                                 6,900(b)          156,285
Maxwell Shoes Cl A                                           16,275(b)          174,956
Mossimo                                                       9,500(b)           45,125
Quiksilver                                                    7,700(b)          193,270
Urban Outfitters                                              3,900(b)           73,827
                                                                        ---------------
Total                                                                           947,033
---------------------------------------------------------------------------------------

TRANSPORTATION (1.7%)
Airborne                                                      7,700             108,108
Arkansas Best                                                 6,000             142,200
Covenant Transport Cl A                                       7,650(b)          123,846
EGL                                                          10,600(b)          133,772
Genesee & Wyoming Cl A                                        8,500(b)          130,050
Heartland Express                                            10,712(b)          192,816
Landstar System                                               1,600(b)           86,592
Offshore Logistics                                            4,500(b)           83,070
SCS Transportation                                            6,800(b)           76,092
                                                                        ---------------
Total                                                                         1,076,546
---------------------------------------------------------------------------------------

UTILITIES -- ELECTRIC (1.3%)
Black Hills                                                   7,200             170,136
El Paso Electric                                             11,904(b)          122,611
PNM Resources                                                13,800             290,905
Unisource Energy                                             13,768             230,889
                                                                        ---------------
Total                                                                           814,541
---------------------------------------------------------------------------------------

UTILITIES -- GAS (2.8%)
Energen                                                      13,886             422,412
Kirby                                                         5,200(b)          120,744
New Jersey Resources                                          5,639             180,843
ONEOK                                                        20,300             349,769
UGI                                                          10,726             444,056
Western Gas Resources                                         6,400             211,200
                                                                        ---------------
Total                                                                         1,729,024
---------------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (0.6%)
BroadWing                                                    21,200(b)           79,712
Crown Castle Intl                                            26,800(b)          103,984
PTEK Holdings                                                17,200(b)           60,200
Western Wireless Cl A                                        20,200(b)          123,220
                                                                        ---------------
Total                                                                           367,116
---------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $64,139,289)                                                     $    59,826,892
---------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (3.2%)

                                                      ANNUALIZED        AMOUNT
                                                     YIELD ON DATE    PAYABLE AT
ISSUER                                                OF PURCHASE      MATURITY       VALUE(a)
U.S. GOVERNMENT AGENCIES
Federal Home Loan Mtge Corp Disc Nts
   04-01-03                                                  1.22%  $   1,000,000  $     998,915
   05-15-03                                                  1.23         500,000        498,763
Federal Natl Mtge Assn Disc Nt
   04-03-03                                                  1.22         500,000        499,424
------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $1,997,109)                                                                 $   1,997,102
------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $66,136,398)(d)                                                             $  61,823,994
================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Feb. 28, 2003, the value of foreign securities represented 1.5% of net assets.

(d) At Feb. 28, 2003, the cost of securities for federal income tax purposes was approximately $66,136,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                                       $    3,107,000
    Unrealized depreciation                                                           (7,419,000)
    --------------------------------------------------------------------------------------------
    Net unrealized depreciation                                                   $   (4,312,000)
    --------------------------------------------------------------------------------------------

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - STOCK FUND

FEB. 28, 2003 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (86.6%)

ISSUER                                                       SHARES         VALUE(a)
AEROSPACE & DEFENSE (4.2%)
Lockheed Martin                                               1,959     $        89,566
Northrop Grumman                                                652              56,528
Raytheon                                                      2,634              71,329
Rockwell Automation                                           3,614              83,158
                                                                        ---------------
Total                                                                           300,581
---------------------------------------------------------------------------------------

AIRLINES (0.7%)
Southwest Airlines                                            4,270              51,539
---------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (3.8%)
Bank of America                                               1,637             113,346
FleetBoston Financial                                         2,587              63,537
U.S. Bancorp                                                  4,557              95,332
                                                                        ---------------
Total                                                                           272,215
---------------------------------------------------------------------------------------

BEVERAGES & TOBACCO (1.5%)
Coca-Cola                                                     2,636             106,020
---------------------------------------------------------------------------------------

BUILDING MATERIALS & CONSTRUCTION (1.8%)
Weyerhaeuser                                                  2,636             131,405
---------------------------------------------------------------------------------------

CHEMICALS (3.5%)
Air Products & Chemicals                                      1,635              63,373
Dow Chemical                                                  3,966             108,271
Ecolab                                                        1,637              80,295
                                                                        ---------------
Total                                                                           251,939
---------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT & SERVICES (1.9%)
Nokia ADR                                                     3,967(c)           52,483
Verizon Communications                                        2,300              79,534
                                                                        ---------------
Total                                                                           132,017
---------------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (3.3%)
Microsoft                                                     6,572             155,756
Oracle                                                        6,500(b)           77,740
                                                                        ---------------
Total                                                                           233,496
---------------------------------------------------------------------------------------

COMPUTERS & OFFICE EQUIPMENT (3.6%)
Cisco Systems                                                 6,513(b)           91,051
EMC                                                           5,250(b)           38,798
Hewlett-Packard                                               3,295              52,226
Intl Business Machines                                          979              76,313
                                                                        ---------------
Total                                                                           258,388
---------------------------------------------------------------------------------------

ELECTRONICS (3.0%)
Corning                                                       8,200(b)           40,344
Intel                                                         3,295              56,839
KLA-Tencor                                                    1,636(b)           58,487
Texas Instruments                                             3,261              54,622
                                                                        ---------------
Total                                                                           210,292
---------------------------------------------------------------------------------------

ENERGY (4.3%)
Apache                                                        1,636             106,798
BP ADR                                                        3,250(c)          123,857
ConocoPhillips                                                1,541              78,129
                                                                        ---------------
Total                                                                           308,784
---------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.9%)
GlobalSantaFe                                                 1,957              43,543
Schlumberger                                                    650              27,047
Transocean                                                    2,918              66,238
                                                                        ---------------
Total                                                                           136,828
---------------------------------------------------------------------------------------

FINANCIAL SERVICES (1.2%)
Citigroup                                                     2,620              87,351
---------------------------------------------------------------------------------------

FOOD (1.7%)
Kraft Foods Cl A                                              2,278              67,452
Wrigley (Wm) Jr                                                 980              52,557
                                                                        ---------------
Total                                                                           120,009
---------------------------------------------------------------------------------------

HEALTH CARE (16.1%)
Amgen                                                         1,636(b)           89,391
Baxter Intl                                                   4,887             138,742
Biomet                                                        1,304              39,420
Laboratory Corp America Holdings                              2,961(b)           82,227
MedImmune                                                     3,917(b)          117,549
Medtronic                                                     3,282             146,705
Merck & Co                                                    1,328              70,052
Pfizer                                                        5,541             165,232
Pharmacia                                                     1,636              67,600
St. Jude Medical                                              1,983(b)           90,583
Wyeth                                                         3,943             138,991
                                                                        ---------------
Total                                                                         1,146,492
---------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.1%)
Procter & Gamble                                                979              80,141
---------------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT & SERVICES (1.3%)
Caterpillar                                                   1,958              92,026
---------------------------------------------------------------------------------------

INSURANCE (4.0%)
ACE                                                           1,959(c)           54,284
AFLAC                                                         2,276              71,125
Jefferson-Pilot                                               1,957              73,779
SAFECO                                                        2,503              82,298
                                                                        ---------------
Total                                                                           281,486
---------------------------------------------------------------------------------------

LEISURE TIME & ENTERTAINMENT (4.1%)
Mattel                                                        5,569             118,731
MGM Mirage                                                    1,960(b)           50,215
Viacom Cl B                                                   3,264(b)          121,193
                                                                        ---------------
Total                                                                           290,139
---------------------------------------------------------------------------------------

MEDIA (3.7%)
Gannett                                                         653              47,127
USA Interactive                                               8,785(b)          215,496
                                                                        ---------------
Total                                                                           262,623
---------------------------------------------------------------------------------------

METALS (0.9%)
Alcoa                                                         3,266              66,953
---------------------------------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (6.3%)
3M                                                            1,967             246,602
General Electric                                              8,490             204,184
                                                                        ---------------
Total                                                                           450,786
---------------------------------------------------------------------------------------

PAPER & PACKAGING (1.9%)
Intl Paper                                                    3,956             138,579
---------------------------------------------------------------------------------------

RESTAURANTS & LODGING (1.2%)
McDonald's                                                    6,514              88,656
---------------------------------------------------------------------------------------

RETAIL (2.3%)
Home Depot                                                    2,279              53,443
Wal-Mart Stores                                               2,275             109,336
                                                                        ---------------
Total                                                                           162,779
---------------------------------------------------------------------------------------

TRANSPORTATION (1.8%)
Union Pacific                                                 2,278             125,723
---------------------------------------------------------------------------------------

UTILITIES -- ELECTRIC (4.1%)
Dominion Resources                                            2,275             122,623
FPL Group                                                     1,637              91,688
Public Service Enterprise Group                               2,160              74,801
                                                                        ---------------
Total                                                                           289,112
---------------------------------------------------------------------------------------

UTILITIES -- TELEPHONE (1.2%)
Vodafone Group ADR                                            4,577(c)           82,844
---------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $6,773,823)                                                      $     6,159,203
---------------------------------------------------------------------------------------

SHORT-TERM SECURITY (11.2%)

                                                     ANNUALIZED        AMOUNT
                                                    YIELD ON DATE    PAYABLE AT
ISSUER                                               OF PURCHASE      MATURITY        VALUE(a)
U.S. GOVERNMENT AGENCY
Federal Natl Mtge Assn Disc Nt
   05-07-03                                                  1.23%  $     800,000  $     798,238
------------------------------------------------------------------------------------------------
Total short-term security
Cost: $798,176)                                                                    $     798,238
------------------------------------------------------------------------------------------------
Total investments in securities
(Cost: $7,571,999)(d)                                                              $   6,957,441
================================================================================================

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - STOCK FUND

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Feb. 28, 2003, the value of foreign securities represented 4.4% of net assets.

(d) At Feb. 28, 2003, the cost of securities for federal income tax purposes was approximately $7,572,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                                   $    97,000
    Unrealized depreciation                                                      (712,000)
    -------------------------------------------------------------------------------------
    Net unrealized depreciation                                               $  (615,000)
    -------------------------------------------------------------------------------------

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

AXP VP - STRATEGY AGGRESSIVE FUND

FEB. 28, 2003 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (95.0%)

ISSUER                                                        SHARES              VALUE(a)
AUTOMOTIVE & RELATED (1.2%)
Gentex                                                         385,000(b)     $    10,348,800
---------------------------------------------------------------------------------------------

BANKS AND SAVINGS & LOANS (3.0%)
Alliance Data Systems                                          325,000(b)           5,395,000
New York Community Bancorp                                     217,000              6,208,370
North Fork Bancorporation                                      135,000              4,352,400
TCF Financial                                                  217,000              9,100,980
                                                                              ---------------
Total                                                                              25,056,750
---------------------------------------------------------------------------------------------

CHEMICALS (1.4%)
Rohm & Haas                                                    163,000              4,652,020
Sigma-Aldrich                                                  170,000              7,449,400
                                                                              ---------------
Total                                                                              12,101,420
---------------------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES (7.0%)
BMC Software                                                   325,000(b)           6,305,000
Electronic Arts                                                165,000(b)           8,712,000
Intuit                                                         461,000(b)          21,906,720
Lexmark Intl Cl A                                              104,000(b)           6,490,640
PeopleSoft                                                     262,000(b)           4,480,200
SunGard Data Systems                                           550,000(b)          10,824,000
                                                                              ---------------
Total                                                                              58,718,560
---------------------------------------------------------------------------------------------

COMPUTERS & OFFICE EQUIPMENT (7.2%)
Affiliated Computer  Services Cl A                             245,000(b)          10,983,350
BISYS Group                                                    515,000(b)           8,054,600
DST Systems                                                    217,000(b)           6,080,340
Fiserv                                                         596,000(b)          19,012,400
Knowledge  Mechanics Group                                   1,436,310(b,h)               144
Mercury Interactive                                            243,000(b)           7,885,350
Network Appliance                                              760,000(b)           8,071,200
                                                                              ---------------
Total                                                                              60,087,384
---------------------------------------------------------------------------------------------

ELECTRONICS (8.1%)
Harman Intl Inds                                                35,000              2,223,550
Integrated Circuit Systems                                     210,000(b)           5,010,600
KLA-Tencor                                                     270,000(b)           9,652,500
Maxim Integrated Products                                      271,000              9,360,340
Microchip Technology                                           757,000             19,265,650
Natl Semiconductor                                             310,000(b)           5,310,300
NetScreen Technologies                                         115,000(b)           2,245,950
Novellus Systems                                               248,000(b)           7,229,200
Xilinx                                                         325,000(b)           7,442,500
                                                                              ---------------
Total                                                                              67,740,590
---------------------------------------------------------------------------------------------

ENERGY (3.3%)
Apache                                                         135,000              8,812,800
Grant Prideco                                                  569,000(b)           6,896,280
Ocean Energy                                                   605,000             12,142,350
                                                                              ---------------
Total                                                                              27,851,430
---------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (5.5%)
BJ Services                                                    265,000(b)           9,108,050
Nabors Inds                                                    173,000(b,c)         6,859,450
Noble                                                          163,000(b)           5,916,900
Transocean                                                     379,000              8,603,300
Varco Intl                                                     325,000(b)           6,162,000
Weatherford Intl                                               244,000(b,c)         9,769,760
                                                                              ---------------
Total                                                                              46,419,460
---------------------------------------------------------------------------------------------

FINANCIAL SERVICES (2.5%)
Kansas City Southern                                           295,000(b)           3,584,250
Paychex                                                        325,000              8,521,500
SLM                                                             82,000              8,933,900
                                                                              ---------------
Total                                                                              21,039,650
---------------------------------------------------------------------------------------------

HEALTH CARE (14.3%)
Alcon                                                          190,000(b,c)         7,438,500
Amylin Pharmaceuticals                                         230,000(b)           3,528,200
Biomet                                                         490,000             14,812,700
Forest Laboratories                                            360,000(b)          17,928,000
Genzyme-General Division                                       130,000(b)           4,053,400
Gilead Sciences                                                542,000(b)          18,428,000
IDEC Pharmaceuticals                                           235,000(b)           6,756,250
MedImmune                                                      624,000(b)          18,726,239
Quest Diagnostics                                               80,000(b)           4,220,800
St. Jude Medical                                               265,000(b)          12,105,200
Zimmer Holdings                                                250,000(b)          11,097,500
                                                                              ---------------
Total                                                                             119,094,789
---------------------------------------------------------------------------------------------

HEALTH CARE SERVICES (10.3%)
Anthem                                                         218,000(b)          12,994,980
Caremark Rx                                                    634,000(b)          11,069,640
Charles River Laboratories Intl                                380,000(b)          11,365,800
Community Health Systems                                       523,000(b)           9,806,250
Express Scripts Cl A                                           105,000(b)           5,430,600
First Health Group                                             383,000(b)           9,234,130
LifePoint Hospitals                                            358,000(b)           7,589,600
Lincare Holdings                                               285,000(b)           8,521,500
Mid Atlantic  Medical Services                                 160,000(b)           5,720,000
Pharmaceutical  Product Development                            155,300(b)           4,871,761
                                                                              ---------------
Total                                                                              86,604,261
---------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.9%)
Church & Dwight                                                248,000              7,390,400
---------------------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT & SERVICES (0.4%)
Cintas                                                          47,500              1,594,575
Fastenal                                                        63,800              2,121,988
                                                                              ---------------
Total                                                                               3,716,563
---------------------------------------------------------------------------------------------

INSURANCE (0.6%)
Willis Group Holdings                                          190,000(b,c)         4,759,500
---------------------------------------------------------------------------------------------

MEDIA (8.1%)
Apollo Group Cl A                                              433,000(b)          20,065,220
Cox Radio Cl A                                                 380,000(b)           8,132,000
Lin TV                                                         358,000(b)           8,105,120
Univision Communications Cl A                                  542,000(b)          13,425,340
Westwood One                                                   542,000(b)          18,059,440
                                                                              ---------------
Total                                                                              67,787,120
---------------------------------------------------------------------------------------------

MULTI-INDUSTRY CONGLOMERATES (4.3%)
Corporate Executive Board                                      185,000(b)           6,221,550
Danaher                                                        138,000              8,972,760
Hewitt Associates Cl A                                         163,000(b)           4,480,870
Manpower                                                       410,000             12,451,700
Robert Half Intl                                               325,000(b)           4,351,750
                                                                              ---------------
Total                                                                              36,478,630
---------------------------------------------------------------------------------------------

PAPER & PACKAGING (0.7%)
Smurfit-Stone Container                                        430,000(b)           5,693,200
---------------------------------------------------------------------------------------------

RESTAURANTS & LODGING (6.9%)
Brinker Intl                                                   303,000(b)           8,399,160
Hilton Hotels                                                  488,000              5,363,120
Krispy Kreme Doughnuts                                         461,000(b)          15,143,850
Starbucks                                                      867,000(b)          20,331,161
Wendy's Intl                                                   358,000              9,068,140
                                                                              ---------------
Total                                                                              58,305,431
---------------------------------------------------------------------------------------------

RETAIL (6.4%)
Amazon.com                                                     435,000(b)           9,574,350
AutoZone                                                        50,000(b)           3,290,000
Bed Bath & Beyond                                              433,000(b)          14,306,320
Dollar Tree Stores                                             272,000(b)           5,616,800
Family Dollar Stores                                           403,000             11,372,660
Talbots                                                        217,000              5,407,640
TJX Companies                                                  275,000              4,419,250
                                                                              ---------------
Total                                                                              53,987,020
---------------------------------------------------------------------------------------------

TEXTILES & APPAREL (1.2%)
Chico's FAS                                                    542,000(b)           9,793,940
---------------------------------------------------------------------------------------------

TRANSPORTATION (1.7%)
C.H. Robinson Worldwide                                        175,000              5,374,250
Hunt (JB) Transport Services                                   368,000(b)           9,030,720
                                                                              ---------------
Total                                                                              14,404,970
---------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $887,282,459)                                                          $   797,379,868
---------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - STRATEGY AGGRESSIVE FUND

PREFERRED STOCKS & OTHER (3.0%)(b)

ISSUER                                                         SHARES             VALUE(a)
Aurgin Systems                                               2,440,000(d,f)   $            --
Bluestream Ventures LP                                       9,500,000(e,f)         6,368,201
Calient Network                                              2,076,124(f)           1,192,485
Dia Dexus
  Cv Series C                                                1,113,979(f)           4,316,669
Fibrogen
  Cv Series E                                                1,559,020(f)           7,000,000
Knowledge Mechanics Group
  Series B                                                     287,262(d)                  --
Marketsoft
  Cv                                                           762,295(f)             381,147
Mars
  Cv Series D                                                2,619,048(d,f)                --
  Cv Series G                                                3,332,000(d,f)                --
Nobex
  Series E                                                   2,800,000(f)           1,960,000
Paxonet Communications                                         921,985(d,f)                --
Portera
  Series G                                                   1,616,419(d,f)                --
Therox
  Cv Series H                                                  921,580(f)           3,686,320
Vcommerce
Cv Series C                                                    884,120(f)              35,365
---------------------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS & OTHER
(Cost: $85,464,429)                                                           $    24,940,187
---------------------------------------------------------------------------------------------

BOND (--%)

                                           COUPON         PRINCIPAL
ISSUER                                      RATE           AMOUNT                     VALUE(a)
Mars
  Cv
04-30-05                                     12.00%      $     550,000(b,d,f)       $          --
-------------------------------------------------------------------------------------------------

TOTAL BOND
(Cost: $550,000)                                                                    $          --
-------------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (4.9%)

                                                 ANNUALIZED         AMOUNT
                                                YIELD ON DATE     PAYABLE AT
ISSUER                                           OF PURCHASE       MATURITY            VALUE(a)
U.S. GOVERNMENT AGENCIES (3.7%)
Federal Home Loan Mtge Corp Disc Nts
   03-06-03                                              1.27%   $   8,100,000      $   8,098,394
   03-07-03                                              1.23       13,100,000         13,096,917
Federal Natl Mtge Assn Disc Nt
   03-12-03                                              1.28       10,000,000          9,996,198
                                                                                    -------------
Total                                                                                  31,191,509
-------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (1.2%)
Amsterdam Funding
   03-03-03                                              1.35       10,000,000(g)       9,998,875
-------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $41,191,226)                                                                 $  41,190,384
-------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,014,488,114)(i)                                                           $ 863,510,439
=================================================================================================

See accompanying notes to investments in securities.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - STRATEGY AGGRESSIVE FUND

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Feb. 28, 2003, the value of foreign securities represented 3.4% of net assets.

(d) Negligible market value.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions. At Feb. 28, 2003, the amount of capital committed to the LLC or LP for future investment was $4,275,000.

(f) Identifies issues considered to be illiquid as to their marketability (see
    Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the board. Information concerning such security holdings at Feb. 28, 2003, is as follows:

                                            ACQUISITION
    SECURITY                                   DATES                                     COST
    ------------------------------------------------------------------------------------------
    Aurgin Systems                            12-16-99                            $  6,002,400
    Bluestream Ventures LP             06-28-00 thru 02-18-03                        9,234,427
    Calient Network                           12-06-00                              14,999,996
    Dia Dexus
       Cv Series C                            04-03-00                               8,633,337
    Fibrogen
       Cv Series E                            05-17-00                               7,000,000
    Marketsoft
       Cv                                     12-11-00                               3,720,000
    Mars
       Cv                              08-22-01 thru 08-24-02                          550,000
       Cv Series D                            06-16-00                               5,500,001
       Cv Series G                            12-01-99                               7,000,000
    Nobex
       2.50% Series E                         05-04-99                               7,000,000
    Paxonet Communications             04-04-01 thru 04-23-01                        2,599,998
    Portera
       Series G                               11-10-00                               5,415,004
    Therox
       Cv Series H                            09-05-00                               4,239,268
    Vcommerce
      Cv Series C                             07-21-00                               4,119,999

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(h) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the six months ended Feb. 28, 2003 are as follows:

    ISSUER                       BEGINNING COST   PURCHASE COST    SALES COST     ENDING COST    DIVIDEND INCOME     VALUE(a)
    -------------------------------------------------------------------------------------------------------------------------
    Knowledge Mechanics Group     $  3,300,002       $    --          $  --       $ 3,300,002       $        --      $    144

(i) At Feb. 28, 2003, the cost of securities for federal income tax purposes was approximately $1,014,488,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                                                                   $    37,148,000
    Unrealized depreciation                                                                                      (188,126,000)
    -------------------------------------------------------------------------------------------------------------------------
    Net unrealized depreciation                                                                               $  (150,978,000)
    -------------------------------------------------------------------------------------------------------------------------

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

AXP VARIABLE PORTFOLIO - BLUE CHIP ADVANTAGE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

PROPOSAL 1

To elect the thirteen nominees specified below as Board members*.

                                                    SHARES VOTED "FOR"     SHARES WITHHOLDING AUTHORITY TO VOTE
Arne H. Carlson                                      696,755,272.296                  35,939,847.414
Philip J. Carroll, Jr.                               698,588,872.820                  34,106,246.890
Livio D. DeSimone                                    697,850,337.329                  34,844,782.381
Barbara H. Fraser                                    698,939,057.086                  33,756,062.624
Ira D. Hall                                          698,493,167.257                  34,201,952.453
Heinz F. Hutter                                      697,099,619.398                  35,595,500.312
Anne P. Jones                                        697,971,530.082                  34,723,589.628
Stephen R. Lewis, Jr.                                699,448,072.467                  33,247,047.243
Alan G. Quasha                                       699,055,786.053                  33,639,333.657
Stephen W. Roszell                                   699,380,587.147                  33,314,532.563
Alan K. Simpson                                      695,571,082.012                  37,124,037.698
Alison Taunton-Rigby                                 699,162,518.372                  33,532,601.338
William F. Truscott                                  699,352,601.093                  33,342,518.617

PROPOSAL 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        633,042,139.805                 75,306,890.993                   24,346,088.912                     0.000

PROPOSAL 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
         8,547,212.923                    824,383.058                      225,362.606                      0.000

PROPOSAL 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
         8,604,715.784                    688,805.320                      303,437.483                      0.000

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
         8,861,885.147                    474,598.658                      260,474.782                      0.000

* Denotes Registrant-wide proposals and voting results.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

AXP VARIABLE PORTFOLIO - BOND FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

PROPOSAL 1

To elect the thirteen nominees specified below as Board members*.

                                                    SHARES VOTED "FOR"     SHARES WITHHOLDING AUTHORITY TO VOTE
Arne H. Carlson                                      316,780,361.493                  12,515,143.315
Philip J. Carroll, Jr.                               317,532,781.635                  11,762,723.173
Livio D. DeSimone                                    317,227,806.999                  12,067,697.809
Barbara H. Fraser                                    317,503,244.652                  11,792,260.156
Ira D. Hall                                          317,468,728.057                  11,826,776.751
Heinz F. Hutter                                      317,127,252.777                  12,168,252.031
Anne P. Jones                                        317,241,134.236                  12,054,370.572
Stephen R. Lewis, Jr.                                317,787,297.681                  11,508,207.127
Alan G. Quasha                                       317,587,917.881                  11,707,586.927
Stephen W. Roszell                                   317,762,950.030                  11,532,554.778
Alan K. Simpson                                      316,345,795.641                  12,949,709.167
Alison Taunton-Rigby                                 317,635,520.800                  11,659,984.008
William F. Truscott                                  317,774,619.807                  11,520,885.001

PROPOSAL 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        290,373,192.684                 27,361,805.604                   11,560,506.520                     0.000

PROPOSAL 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
       154,081,206.942                 15,322,488.306                    6,056,913.286                      0.000

PROPOSAL 4
To approve changes to the Investment Management Services Agreement:

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        162,006,250.232                  7,597,818.506                   5,856,539.796                      0.000

* Denotes Registrant-wide proposals and voting results.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

AXP VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

PROPOSAL 1

To elect the thirteen nominees specified below as Board members*.

                                                    SHARES VOTED "FOR"     SHARES WITHHOLDING AUTHORITY TO VOTE
Arne H. Carlson                                      696,755,272.296                  35,939,847.414
Philip J. Carroll, Jr.                               698,588,872.820                  34,106,246.890
Livio D. DeSimone                                    697,850,337.329                  34,844,782.381
Barbara H. Fraser                                    698,939,057.086                  33,756,062.624
Ira D. Hall                                          698,493,167.257                  34,201,952.453
Heinz F. Hutter                                      697,099,619.398                  35,595,500.312
Anne P. Jones                                        697,971,530.082                  34,723,589.628
Stephen R. Lewis, Jr.                                699,448,072.467                  33,247,047.243
Alan G. Quasha                                       699,055,786.053                  33,639,333.657
Stephen W. Roszell                                   699,380,587.147                  33,314,532.563
Alan K. Simpson                                      695,571,082.012                  37,124,037.698
Alison Taunton-Rigby                                 699,162,518.372                  33,532,601.338
William F. Truscott                                  699,352,601.093                  33,342,518.617

PROPOSAL 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        633,042,139.805                 75,306,890.993                   24,346,088.912                     0.000

PROPOSAL 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        115,490,449.957                 14,075,267.221                   3,906,262.519                       0.000

PROPOSAL 4

To approve changes to the Investment Management Services Agreement:

4(a). To add a performance incentive adjustment.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        116,485,065.904                 12,668,755.801                   4,318,157.992                      0.000

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        122,694,116.214                  6,763,641.015                   4,014,222.468                      0.000

* Denotes Registrant-wide proposals and voting results.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

AXP VARIABLE PORTFOLIO - CASH MANAGEMENT FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

PROPOSAL 1

To elect the thirteen nominees specified below as Board members*.

                                                   SHARES VOTED "FOR"      SHARES WITHHOLDING AUTHORITY TO VOTE
Arne H. Carlson                                    1,066,018,953.846                   54,765,586.260
Philip J. Carroll, Jr.                             1,070,133,642.394                   50,650,897.712
Livio D. DeSimone                                  1,067,145,266.197                   53,639,273.909
Barbara H. Fraser                                  1,070,068,859.915                   50,715,680.191
Ira D. Hall                                        1,066,702,018.632                   54,082,521.474
Heinz F. Hutter                                    1,062,953,017.569                   57,831,522.537
Anne P. Jones                                      1,064,958,978.094                   55,825,562.012
Stephen R. Lewis, Jr.                              1,070,310,207.494                   50,474,332.612
Alan G. Quasha                                     1,066,816,978.728                   53,967,561.378
Stephen W. Roszell                                 1,070,512,402.851                   50,272,137.255
Alan K. Simpson                                    1,064,772,624.105                   56,011,916.001
Alison Taunton-Rigby                               1,068,857,757.278                   51,926,782.828
William F. Truscott                                1,069,726,111.838                   51,058,428.268

PROPOSAL 2

To Amend the Articles of Incorporation/Declaration of Trust*:
2(a). To allow one vote/dollar instead of one vote/share.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        971,907,666.232                 105,324,925.408                  43,551,948.466                     0.000

PROPOSAL 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        974,913,780.054                 106,388,316.097                  39,482,443.955                     0.000

PROPOSAL 4

To approve changes to the Investment Management Services Agreement:

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
       1,027,223,318.026                48,714,548.158                   44,846,673.922                     0.000

* Denotes Registrant-wide proposals and voting results.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

AXP VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

PROPOSAL 1

To elect the thirteen nominees specified below as Board members*.

                                                    SHARES VOTED "FOR"     SHARES WITHHOLDING AUTHORITY TO VOTE
Arne H. Carlson                                      239,770,784.335                  11,314,471.990
Philip J. Carroll, Jr.                               240,462,268.383                  10,622,987.942
Livio D. DeSimone                                    240,277,921.973                  10,807,334.352
Barbara H. Fraser                                    240,520,795.752                  10,564,460.573
Ira D. Hall                                          240,506,775.060                  10,578,481.265
Heinz F. Hutter                                      239,937,971.500                  11,147,284.825
Anne P. Jones                                        240,270,196.488                  10,815,059.837
Stephen R. Lewis, Jr.                                240,786,676.772                  10,298,579.553
Alan G. Quasha                                       240,595,124.176                  10,490,132.149
Stephen W. Roszell                                   240,602,339.553                  10,482,916.772
Alan K. Simpson                                      239,429,532.660                  11,655,723.665
Alison Taunton-Rigby                                 240,673,995.025                  10,411,261.300
William F. Truscott                                  240,631,893.197                  10,453,363.128

PROPOSAL 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        218,184,971.244                 24,444,021.950                   8,456,263.131                      0.000

PROPOSAL 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        28,837,408.306                   2,384,101.800                    878,571.163                       0.000

PROPOSAL 4

To approve changes to the Investment Management Services Agreement:
4(b). To modify the performance incentive adjustment calculation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        28,791,231.314                   2,048,849.300                   1,260,000.655                      0.000

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        30,201,556.641                    987,980.728                      910,543.900                      0.000

* Denotes Registrant-wide proposals and voting results.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

AXP VARIABLE PORTFOLIO - EMERGING MARKETS FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

PROPOSAL 1

To elect the thirteen nominees specified below as Board members*.

                                                    SHARES VOTED "FOR"     SHARES WITHHOLDING AUTHORITY TO VOTE
Arne H. Carlson                                      696,755,272.296                  35,939,847.414
Philip J. Carroll, Jr.                               698,588,872.820                  34,106,246.890
Livio D. DeSimone                                    697,850,337.329                  34,844,782.381
Barbara H. Fraser                                    698,939,057.086                  33,756,062.624
Ira D. Hall                                          698,493,167.257                  34,201,952.453
Heinz F. Hutter                                      697,099,619.398                  35,595,500.312
Anne P. Jones                                        697,971,530.082                  34,723,589.628
Stephen R. Lewis, Jr.                                699,448,072.467                  33,247,047.243
Alan G. Quasha                                       699,055,786.053                  33,639,333.657
Stephen W. Roszell                                   699,380,587.147                  33,314,532.563
Alan K. Simpson                                      695,571,082.012                  37,124,037.698
Alison Taunton-Rigby                                 699,162,518.372                  33,532,601.338
William F. Truscott                                  699,352,601.093                  33,342,518.617

PROPOSAL 2

To Amend the Articles of Incorporation/Declaration of Trust*:
2(a). To allow one vote/dollar instead of one vote/share.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        633,042,139.805                 75,306,890.993                   24,346,088.912                     0.000

PROPOSAL 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
         1,321,633.983                    73,439.554                       34,690.147                       0.000

PROPOSAL 4

To approve changes to the Investment Management Services Agreement:
4(b). To modify the performance incentive adjustment calculation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
         1,288,003.349                    84,451.082                       57,309.253                       0.000

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
         1,347,929.297                    18,318.082                       63,516.305                       0.000

* Denotes Registrant-wide proposals and voting results.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

AXP VARIABLE PORTFOLIO - EQUITY SELECT FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

PROPOSAL 1

To elect the thirteen nominees specified below as Board members*.

                                                    SHARES VOTED "FOR"     SHARES WITHHOLDING AUTHORITY TO VOTE
Arne H. Carlson                                      696,755,272.296                  35,939,847.414
Philip J. Carroll, Jr.                               698,588,872.820                  34,106,246.890
Livio D. DeSimone                                    697,850,337.329                  34,844,782.381
Barbara H. Fraser                                    698,939,057.086                  33,756,062.624
Ira D. Hall                                          698,493,167.257                  34,201,952.453
Heinz F. Hutter                                      697,099,619.398                  35,595,500.312
Anne P. Jones                                        697,971,530.082                  34,723,589.628
Stephen R. Lewis, Jr.                                699,448,072.467                  33,247,047.243
Alan G. Quasha                                       699,055,786.053                  33,639,333.657
Stephen W. Roszell                                   699,380,587.147                  33,314,532.563
Alan K. Simpson                                      695,571,082.012                  37,124,037.698
Alison Taunton-Rigby                                 699,162,518.372                  33,532,601.338
William F. Truscott                                  699,352,601.093                  33,342,518.617

PROPOSAL 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        633,042,139.805                 75,306,890.993                   24,346,088.912                     0.000

PROPOSAL 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
         7,787,780.718                    778,686.202                     192,488.909                       0.000

PROPOSAL 4

To approve changes to the Investment Management Services Agreement:
4(b). To modify the performance incentive adjustment calculation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
         7,705,426.027                    687,386.273                     366,143.529                       0.000

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
         8,219,948.018                    294,378.813                     244,628.998                       0.000

* Denotes Registrant-wide proposals and voting results.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

AXP VARIABLE PORTFOLIO - EXTRA INCOME FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

PROPOSAL 1

To elect the thirteen nominees specified below as Board members*.

                                                    SHARES VOTED "FOR"     SHARES WITHHOLDING AUTHORITY TO VOTE
Arne H. Carlson                                      316,780,361.493                  12,515,143.315
Philip J. Carroll, Jr.                               317,532,781.635                  11,762,723.173
Livio D. DeSimone                                    317,227,806.999                  12,067,697.809
Barbara H. Fraser                                    317,503,244.652                  11,792,260.156
Ira D. Hall                                          317,468,728.057                  11,826,776.751
Heinz F. Hutter                                      317,127,252.777                  12,168,252.031
Anne P. Jones                                        317,241,134.236                  12,054,370.572
Stephen R. Lewis, Jr.                                317,787,297.681                  11,508,207.127
Alan G. Quasha                                       317,587,917.881                  11,707,586.927
Stephen W. Roszell                                   317,762,950.030                  11,532,554.778
Alan K. Simpson                                      316,345,795.641                  12,949,709.167
Alison Taunton-Rigby                                 317,635,520.800                  11,659,984.008
William F. Truscott                                  317,774,619.807                  11,520,885.001

PROPOSAL 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        290,373,192.684                 27,361,805.604                   11,560,506.520                     0.000

PROPOSAL 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        92,182,139.542                   7,847,138.115                   2,654,106.450                      0.000

PROPOSAL 4

To approve changes to the Investment Management Services Agreement:

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        96,356,502.060                   3,382,844.308                   2,944,037.739                      0.000

* Denotes Registrant-wide proposals and voting results.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

AXP VARIABLE PORTFOLIO - FEDERAL INCOME FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

PROPOSAL 1

To elect the thirteen nominees specified below as Board members*.

                                                    SHARES VOTED "FOR"     SHARES WITHHOLDING AUTHORITY TO VOTE
Arne H. Carlson                                      316,780,361.493                  12,515,143.315
Philip J. Carroll, Jr.                               317,532,781.635                  11,762,723.173
Livio D. DeSimone                                    317,227,806.999                  12,067,697.809
Barbara H. Fraser                                    317,503,244.652                  11,792,260.156
Ira D. Hall                                          317,468,728.057                  11,826,776.751
Heinz F. Hutter                                      317,127,252.777                  12,168,252.031
Anne P. Jones                                        317,241,134.236                  12,054,370.572
Stephen R. Lewis, Jr.                                317,787,297.681                  11,508,207.127
Alan G. Quasha                                       317,587,917.881                  11,707,586.927
Stephen W. Roszell                                   317,762,950.030                  11,532,554.778
Alan K. Simpson                                      316,345,795.641                  12,949,709.167
Alison Taunton-Rigby                                 317,635,520.800                  11,659,984.008
William F. Truscott                                  317,774,619.807                  11,520,885.001

PROPOSAL 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        290,373,192.684                 27,361,805.604                   11,560,506.520                     0.000

PROPOSAL 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        23,723,526.289                   2,482,404.814                   1,244,804.998                      0.000

PROPOSAL 4

To approve changes to the Investment Management Services Agreement:

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        25,405,058.233                   1,024,954.882                   1,020,722.986                      0.000

* Denotes Registrant-wide proposals and voting results.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

AXP VARIABLE PORTFOLIO - GLOBAL BOND FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

PROPOSAL 1

To elect the thirteen nominees specified below as Board members*.

                                                    SHARES VOTED "FOR"     SHARES WITHHOLDING AUTHORITY TO VOTE
Arne H. Carlson                                      316,780,361.493                  12,515,143.315
Philip J. Carroll, Jr.                               317,532,781.635                  11,762,723.173
Livio D. DeSimone                                    317,227,806.999                  12,067,697.809
Barbara H. Fraser                                    317,503,244.652                  11,792,260.156
Ira D. Hall                                          317,468,728.057                  11,826,776.751
Heinz F. Hutter                                      317,127,252.777                  12,168,252.031
Anne P. Jones                                        317,241,134.236                  12,054,370.572
Stephen R. Lewis, Jr.                                317,787,297.681                  11,508,207.127
Alan G. Quasha                                       317,587,917.881                  11,707,586.927
Stephen W. Roszell                                   317,762,950.030                  11,532,554.778
Alan K. Simpson                                      316,345,795.641                  12,949,709.167
Alison Taunton-Rigby                                 317,635,520.800                  11,659,984.008
William F. Truscott                                  317,774,619.807                  11,520,885.001

PROPOSAL 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        290,373,192.684                 27,361,805.604                   11,560,506.520                     0.000

PROPOSAL 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        21,363,036.862                   1,671,618.691                    666,120.513                       0.000

PROPOSAL 4

To approve changes to the Investment Management Services Agreement:

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        22,211,821.312                    818,417.659                     670,537.095                       0.000

* Denotes Registrant-wide proposals and voting results.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

AXP VARIABLE PORTFOLIO - GROWTH FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

PROPOSAL 1

To elect the thirteen nominees specified below as Board members*.

                                                    SHARES VOTED "FOR"     SHARES WITHHOLDING AUTHORITY TO VOTE
Arne H. Carlson                                      696,755,272.296                  35,939,847.414
Philip J. Carroll, Jr.                               698,588,872.820                  34,106,246.890
Livio D. DeSimone                                    697,850,337.329                  34,844,782.381
Barbara H. Fraser                                    698,939,057.086                  33,756,062.624
Ira D. Hall                                          698,493,167.257                  34,201,952.453
Heinz F. Hutter                                      697,099,619.398                  35,595,500.312
Anne P. Jones                                        697,971,530.082                  34,723,589.628
Stephen R. Lewis, Jr.                                699,448,072.467                  33,247,047.243
Alan G. Quasha                                       699,055,786.053                  33,639,333.657
Stephen W. Roszell                                   699,380,587.147                  33,314,532.563
Alan K. Simpson                                      695,571,082.012                  37,124,037.698
Alison Taunton-Rigby                                 699,162,518.372                  33,532,601.338
William F. Truscott                                  699,352,601.093                  33,342,518.617

PROPOSAL 2

To Amend the Articles of Incorporation/Declaration of Trust*:
2(a). To allow one vote/dollar instead of one vote/share.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        633,042,139.805                 75,306,890.993                   24,346,088.912                     0.000

PROPOSAL 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        25,529,067.594                   2,714,094.828                    735,516.718                       0.000

PROPOSAL 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        25,471,060.712                   2,398,505.201                   1,109,113.227                      0.000

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        26,807,981.465                   1,217,582.360                    953,115.315                       0.000

* Denotes Registrant-wide proposals and voting results.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

AXP VARIABLE PORTFOLIO - INTERNATIONAL FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

PROPOSAL 1

To elect the thirteen nominees specified below as Board members*.

                                                    SHARES VOTED "FOR"     SHARES WITHHOLDING AUTHORITY TO VOTE
Arne H. Carlson                                      696,755,272.296                  35,939,847.414
Philip J. Carroll, Jr.                               698,588,872.820                  34,106,246.890
Livio D. DeSimone                                    697,850,337.329                  34,844,782.381
Barbara H. Fraser                                    698,939,057.086                  33,756,062.624
Ira D. Hall                                          698,493,167.257                  34,201,952.453
Heinz F. Hutter                                      697,099,619.398                  35,595,500.312
Anne P. Jones                                        697,971,530.082                  34,723,589.628
Stephen R. Lewis, Jr.                                699,448,072.467                  33,247,047.243
Alan G. Quasha                                       699,055,786.053                  33,639,333.657
Stephen W. Roszell                                   699,380,587.147                  33,314,532.563
Alan K. Simpson                                      695,571,082.012                  37,124,037.698
Alison Taunton-Rigby                                 699,162,518.372                  33,532,601.338
William F. Truscott                                  699,352,601.093                  33,342,518.617

PROPOSAL 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        633,042,139.805                 75,306,890.993                   24,346,088.912                     0.000

PROPOSAL 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        108,152,795.138                 11,795,352.206                   3,884,293.662                      0.000

PROPOSAL 4

To approve changes to the Investment Management Services Agreement:

4(a). To add a performance incentive adjustment.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        108,546,582.211                 10,878,519.040                   4,407,339.755                      0.000

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        114,305,880.485                  5,358,419.131                   4,168,141.390                      0.000

* Denotes Registrant-wide proposals and voting results.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

AXP VARIABLE PORTFOLIO - MANAGED FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

PROPOSAL 1

To elect the thirteen nominees specified below as Board members*.

                                                    SHARES VOTED "FOR"     SHARES WITHHOLDING AUTHORITY TO VOTE
Arne H. Carlson                                      239,770,784.335                  11,314,471.990
Philip J. Carroll, Jr.                               240,462,268.383                  10,622,987.942
Livio D. DeSimone                                    240,277,921.973                  10,807,334.352
Barbara H. Fraser                                    240,520,795.752                  10,564,460.573
Ira D. Hall                                          240,506,775.060                  10,578,481.265
Heinz F. Hutter                                      239,937,971.500                  11,147,284.825
Anne P. Jones                                        240,270,196.488                  10,815,059.837
Stephen R. Lewis, Jr.                                240,786,676.772                  10,298,579.553
Alan G. Quasha                                       240,595,124.176                  10,490,132.149
Stephen W. Roszell                                   240,602,339.553                  10,482,916.772
Alan K. Simpson                                      239,429,532.660                  11,655,723.665
Alison Taunton-Rigby                                 240,673,995.025                  10,411,261.300
William F. Truscott                                  240,631,893.197                  10,453,363.128

PROPOSAL 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        218,184,971.244                 24,444,021.950                   8,456,263.131                      0.000

PROPOSAL 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        191,695,111.302                 20,429,103.349                   6,860,960.405                      0.000

PROPOSAL 4

To approve changes to the Investment Management Services Agreement:

4(a). To add a performance incentive adjustment.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        193,420,576.280                 18,039,566.247                   7,525,032.529                      0.000

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        202,183,848.957                  9,692,374.946                   7,108,951.153                      0.000

* Denotes Registrant-wide proposals and voting results.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

AXP VARIABLE PORTFOLIO - NEW DIMENSIONS FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

PROPOSAL 1

To elect the thirteen nominees specified below as Board members*.

                                                    SHARES VOTED "FOR"     SHARES WITHHOLDING AUTHORITY TO VOTE
Arne H. Carlson                                      696,755,272.296                  35,939,847.414
Philip J. Carroll, Jr.                               698,588,872.820                  34,106,246.890
Livio D. DeSimone                                    697,850,337.329                  34,844,782.381
Barbara H. Fraser                                    698,939,057.086                  33,756,062.624
Ira D. Hall                                          698,493,167.257                  34,201,952.453
Heinz F. Hutter                                      697,099,619.398                  35,595,500.312
Anne P. Jones                                        697,971,530.082                  34,723,589.628
Stephen R. Lewis, Jr.                                699,448,072.467                  33,247,047.243
Alan G. Quasha                                       699,055,786.053                  33,639,333.657
Stephen W. Roszell                                   699,380,587.147                  33,314,532.563
Alan K. Simpson                                      695,571,082.012                  37,124,037.698
Alison Taunton-Rigby                                 699,162,518.372                  33,532,601.338
William F. Truscott                                  699,352,601.093                  33,342,518.617

PROPOSAL 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        633,042,139.805                 75,306,890.993                   24,346,088.912                     0.000

PROPOSAL 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        203,599,531.254                 21,929,171.963                   6,766,381.788                      0.000

PROPOSAL 4

To approve changes to the Investment Management Services Agreement:

4(a). To add a performance incentive adjustment.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        204,200,832.026                 20,301,544.444                   7,792,708.535                      0.000

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        215,027,455.712                 10,063,683.987                   7,203,945.306                      0.000

* Denotes Registrant-wide proposals and voting results.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

AXP VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

PROPOSAL 1

To elect the thirteen nominees specified below as Board members*.

                                                    SHARES VOTED "FOR"     SHARES WITHHOLDING AUTHORITY TO VOTE
Arne H. Carlson                                        6,776,013.454                     135,379.351
Philip J. Carroll, Jr.                                 6,782,262.596                     129,130.209
Livio D. DeSimone                                      6,768,505.772                     142,887.033
Barbara H. Fraser                                      6,771,421.969                     139,970.836
Ira D. Hall                                            6,774,886.765                     136,506.040
Heinz F. Hutter                                        6,769,240.519                     142,152.286
Anne P. Jones                                          6,757,254.279                     154,138.526
Stephen R. Lewis, Jr.                                  6,782,405.011                     128,987.794
Alan G. Quasha                                         6,776,420.485                     134,972.320
Stephen W. Roszell                                     6,786,722.756                     124,670.049
Alan K. Simpson                                        6,737,839.088                     173,553.717
Alison Taunton-Rigby                                   6,769,927.166                     141,465.639
William F. Truscott                                    6,786,722.756                     124,670.049

PROPOSAL 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
         6,173,948.997                    576,130.337                     161,313.471                       0.000

PROPOSAL 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
         6,066,833.834                    543,093.306                     301,465.665                       0.000

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
         6,550,185.025                    178,735.121                     182,472.659                       0.000

* Denotes Registrant-wide proposals and voting results.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

AXP VARIABLE PORTFOLIO - S&P 500 INDEX FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

PROPOSAL 1

To elect the thirteen nominees specified below as Board members*.

                                                    SHARES VOTED "FOR"     SHARES WITHHOLDING AUTHORITY TO VOTE
Arne H. Carlson                                      696,755,272.296                  35,939,847.414
Philip J. Carroll, Jr.                               698,588,872.820                  34,106,246.890
Livio D. DeSimone                                    697,850,337.329                  34,844,782.381
Barbara H. Fraser                                    698,939,057.086                  33,756,062.624
Ira D. Hall                                          698,493,167.257                  34,201,952.453
Heinz F. Hutter                                      697,099,619.398                  35,595,500.312
Anne P. Jones                                        697,971,530.082                  34,723,589.628
Stephen R. Lewis, Jr.                                699,448,072.467                  33,247,047.243
Alan G. Quasha                                       699,055,786.053                  33,639,333.657
Stephen W. Roszell                                   699,380,587.147                  33,314,532.563
Alan K. Simpson                                      695,571,082.012                  37,124,037.698
Alison Taunton-Rigby                                 699,162,518.372                  33,532,601.338
William F. Truscott                                  699,352,601.093                  33,342,518.617

PROPOSAL 2

To Amend the Articles of Incorporation/Declaration of Trust*:
2(a). To allow one vote/dollar instead of one vote/share.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        633,042,139.805                 75,306,890.993                   24,346,088.912                     0.000

PROPOSAL 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        14,001,376.529                   1,670,541.567                    543,569.629                       0.000

PROPOSAL 4

To approve changes to the Investment Management Services Agreement:

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        15,083,398.622                    620,741.490                     511,347.613                       0.000

* Denotes Registrant-wide proposals and voting results.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

AXP VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

PROPOSAL 1

To elect the thirteen nominees specified below as Board members*.

                                                    SHARES VOTED "FOR"     SHARES WITHHOLDING AUTHORITY TO VOTE
Arne H. Carlson                                      696,755,272.296                  35,939,847.414
Philip J. Carroll, Jr.                               698,588,872.820                  34,106,246.890
Livio D. DeSimone                                    697,850,337.329                  34,844,782.381
Barbara H. Fraser                                    698,939,057.086                  33,756,062.624
Ira D. Hall                                          698,493,167.257                  34,201,952.453
Heinz F. Hutter                                      697,099,619.398                  35,595,500.312
Anne P. Jones                                        697,971,530.082                  34,723,589.628
Stephen R. Lewis, Jr.                                699,448,072.467                  33,247,047.243
Alan G. Quasha                                       699,055,786.053                  33,639,333.657
Stephen W. Roszell                                   699,380,587.147                  33,314,532.563
Alan K. Simpson                                      695,571,082.012                  37,124,037.698
Alison Taunton-Rigby                                 699,162,518.372                  33,532,601.338
William F. Truscott                                  699,352,601.093                  33,342,518.617

PROPOSAL 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        633,042,139.805                 75,306,890.993                   24,346,088.912                     0.000

PROPOSAL 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
         6,053,730.974                    571,741.264                     191,398.812                       0.000

PROPOSAL 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
         6,084,084.048                    418,416.872                     314,370.130                       0.000

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
         6,378,457.048                    218,704.478                     219,709.524                       0.000

* Denotes Registrant-wide proposals and voting results.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

AXP VARIABLE PORTFOLIO - STOCK FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

PROPOSAL 1

To elect the thirteen nominees specified below as Board members*.

                                                    SHARES VOTED "FOR"     SHARES WITHHOLDING AUTHORITY TO VOTE
Arne H. Carlson                                      696,755,272.296                  35,939,847.414
Philip J. Carroll, Jr.                               698,588,872.820                  34,106,246.890
Livio D. DeSimone                                    697,850,337.329                  34,844,782.381
Barbara H. Fraser                                    698,939,057.086                  33,756,062.624
Ira D. Hall                                          698,493,167.257                  34,201,952.453
Heinz F. Hutter                                      697,099,619.398                  35,595,500.312
Anne P. Jones                                        697,971,530.082                  34,723,589.628
Stephen R. Lewis, Jr.                                699,448,072.467                  33,247,047.243
Alan G. Quasha                                       699,055,786.053                  33,639,333.657
Stephen W. Roszell                                   699,380,587.147                  33,314,532.563
Alan K. Simpson                                      695,571,082.012                  37,124,037.698
Alison Taunton-Rigby                                 699,162,518.372                  33,532,601.338
William F. Truscott                                  699,352,601.093                  33,342,518.617

PROPOSAL 2

To Amend the Articles of Incorporation/Declaration of Trust*:
2(a). To allow one vote/dollar instead of one vote/share.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        633,042,139.805                 75,306,890.993                   24,346,088.912                     0.000

PROPOSAL 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
          569,674.371                     22,774.167                      62,272.354                        0.000

PROPOSAL 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
          586,457.051                      9,727.262                       58,536.579                       0.000

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
          637,270.111                      7,635.722                        9,815.059                       0.000

* Denotes Registrant-wide proposals and voting results.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

AXP VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

PROPOSAL 1

To elect the thirteen nominees specified below as Board members*.

                                                    SHARES VOTED "FOR"     SHARES WITHHOLDING AUTHORITY TO VOTE
Arne H. Carlson                                      696,755,272.296                  35,939,847.414
Philip J. Carroll, Jr.                               698,588,872.820                  34,106,246.890
Livio D. DeSimone                                    697,850,337.329                  34,844,782.381
Barbara H. Fraser                                    698,939,057.086                  33,756,062.624
Ira D. Hall                                          698,493,167.257                  34,201,952.453
Heinz F. Hutter                                      697,099,619.398                  35,595,500.312
Anne P. Jones                                        697,971,530.082                  34,723,589.628
Stephen R. Lewis, Jr.                                699,448,072.467                  33,247,047.243
Alan G. Quasha                                       699,055,786.053                  33,639,333.657
Stephen W. Roszell                                   699,380,587.147                  33,314,532.563
Alan K. Simpson                                      695,571,082.012                  37,124,037.698
Alison Taunton-Rigby                                 699,162,518.372                  33,532,601.338
William F. Truscott                                  699,352,601.093                  33,342,518.617

PROPOSAL 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        633,042,139.805                 75,306,890.993                   24,346,088.912                     0.000

PROPOSAL 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        148,870,356.459                 16,728,729.973                   5,045,090.663                      0.000

PROPOSAL 4

To approve changes to the Investment Management Services Agreement:

4(a). To add a performance incentive adjustment.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        149,227,295.702                 15,537,017.314                   5,879,864.079                      0.000

4(d). To change the investment manager from IDS Life Insurance Company to American Express Financial Corporation.

       SHARES VOTED "FOR"            SHARES VOTED "AGAINST"               ABSTENTIONS                  BROKER NON-VOTES
        157,585,991.353                  7,710,700.596                   5,347,485.146                      0.000

* Denotes Registrant-wide proposals and voting results.

         AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

[AMERICAN EXPRESS(R) LOGO]

AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS
70100 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474


                                                                 S-6462 V (4/03)